UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-5867

Oppenheimer Multi-State Municipal Trust

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Cynthia Lo Bessette

OFI Global Asset Management, Inc.

225 Liberty Street, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: July 31

Date of reporting period: 7/31/2017

Item 1. Reports to Stockholders.

Annual Report 7/31/2017

OppenheimerFunds®
The Right Way
to Invest

Oppenheimer Rochester® New Jersey Municipal Fund

Class A Shares

AVERAGE ANNUAL TOTAL RETURNS AT 7/31/17

	Class A Shares of the Fund
	Without Sales Charge	With Sales Charge	Bloomberg Barclays Municipal Bond Index
1-Year	-3.01%	-7.62%	0.26%
5-Year	1.62	0.64	3.10
10-Year	2.69	2.19	4.60

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund returns include changes in share price, reinvested distributions, and a 4.75% maximum applicable sales charge except where “without sales charge” is indicated. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677).

Our Twitter handle is @RochesterFunds.

2 OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

Fund Performance Discussion

Oppenheimer Rochester New Jersey Municipal Fund continued to generate attractive levels of tax-free income during the most recent reporting period. As of July 31, 2017, the Class A shares provided a distribution yield at net asset value (NAV) of 3.72%. This Fund’s Class A shares had the fifth highest distribution yield in Lipper’s New Jersey Municipal Debt Funds category, which included a total of 47 share classes. Falling bond prices caused the Fund’s NAV to decline this reporting period, and its total return was negative as of July 31, 2017.

MARKET OVERVIEW

During this reporting period, U.S. equities rallied and yields on AAA-rated municipal bonds and Treasury securities improved. The price declines in the municipal bond market, which were most notable immediately after Election Day, depressed the total return of this Fund’s benchmark, which is a widely used index of the performance of the general muni market.

On June 14, 2017, the Fed Funds target rate was raised by one-quarter of 1 percentage point to a range of 1.00% to 1.25%, and the Federal Reserve Open Market Committee (FOMC) signaled plans for one more rate

The average distribution yield in Lipper’s New Jersey Municipal Debt Funds category was 3.17% at the end of this reporting period. At 3.72%, the distribution yield at NAV for this Fund’s Class A shares was 55 basis points higher than the category average.

increase in 2017. Citing continued U.S. economic growth and job market strength, the Fed also announced it would begin to reduce its $4.5 trillion holdings of bonds and other securities later this year.

YIELDS & DISTRIBUTIONS FOR CLASS A SHARES
Dividend Yield w/o sales charge	3.72%
Dividend Yield with sales charge	3.54
Standardized Yield	1.88
Taxable Equivalent Yield	3.67
Last distribution (7/25/17)	$0.028
Total distributions (8/1/16 to 7/31/17)	$0.403

Endnotes for this discussion begin on page 16 of this report.

3 OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

At the July 26, 2017 meeting, the FOMC announced its decision to maintain the target range for the Fed Funds rate to the range that had been set in June. According to the Fed’s press release, the FOMC “expects that economic conditions will evolve in a manner that will warrant gradual increases” to the Fed Funds rate. Additionally, the “balance sheet normalization program” for reducing its holdings will begin “relatively soon, provided the economy evolves broadly as anticipated.”

The benchmark interest rate was raised in December 2016 and in March 2017, each time by one-quarter of 1 percentage point. At a press conference after the March 2017 meeting, Chairman Janet Yellen said “The simple message is—the economy is doing well. The unemployment rate has moved way down, and many more people are feeling optimistic about their labor prospects.”

From December 2008 until December 2015, the key rate was held to a range of zero to 0.25%.

We remind investors that a change in the Fed Funds rate does not automatically translate into a change in longer-term interest rates, which are determined by the marketplace. During this reporting period, the muni market’s reactions to the Fed’s moves did not appear to be especially significant or lasting. This Fund’s portfolio managers do not adjust their investment style in response to Fed actions.

The yield curve for high-grade municipal bonds was higher at the end of this reporting period than on July 29, 2016, the last business day of the previous reporting period. The median yield on 30-year, AAA-rated muni bonds stood at 2.89% on July 31, 2017, up 62 basis points from July 29, 2016. The median yield on 10-year, AAA-rated muni bonds was 2.07% on July 31, 2017, up 62 basis points from the July 2016 date, and the median yield on 1-year, AAA-rated muni bonds was 0.85%, up 40 basis points from the July 2016 date.

The Treasury yield curve also was higher at the end of the reporting period than on July 29, 2016. While the Treasury yield curve maintained its shape – moving up uniformly – the muni yield curve steepened as the yields on longer-term munis rose more than the yields on shorter-term munis. While a steepening yield curve reflects investors’ expectations for a stronger economy and, perhaps, rising inflation, we note that high-grade munis with maturities of 15 years or more continued to offer taxpayers in all federal tax brackets more favorable after-tax yields than Treasury securities with comparable maturities; Treasury bonds are backed by the full faith and credit of the U.S. government.

This reporting period was also characterized by credit spread tightening, which occurs when the difference between yields on low-rated municipal bonds and higher-rated bonds decreases. As credit spreads tighten, investments in BBB-rated, lower-rated and

4 OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

unrated securities typically outperform municipal securities with higher credit ratings.

On July 5, 2017, after a 4-day government shutdown, Gov. Chris Christie signed the state’s $34.6 billion budget for fiscal year 2018. The spending plan includes the largest pension payment in state history at $2.5 billion. Public schools will receive more than $13 billion including $25 million for preschool expansion and $25 million for special education. In addition, the budget includes funding for prisoner re-entry programs, nursing homes and assisted living facilities, and legal services as well as cost-of-living increases for direct-care workers.

New Jersey’s pension funds will benefit significantly from a new law that mandates irrevocable contributions from the state’s lottery for the next 30 years. The state’s lottery has been valued at $13.5 billion; over 30 years, its net revenues are estimated to total about $37 billion. As a result the funded ratio of the state’s combined retirement systems has increased and the unfunded accrued liability was reduced.

In June 2017, a $1.1 billion tax-exempt bond sale to complete the long-stalled American Dream Meadowlands development took place amid uncertainty about the future viability of indoor shopping malls. Developer Triple Five Group also secured $1.6 billion in private construction loans in late May to jump-start the completion of the mega-mall next to MetLife Stadium in East Rutherford.

Earlier in the reporting period, New Jersey rejected a 5-year recovery plan proposed by Atlantic City, and a week later the state’s Local Finance Board unanimously approved a state takeover of the city’s finances. This decision allows the state to restructure outstanding debt, renegotiate municipal contracts and sell city assets for the next 5 years.

In May 2017, Atlantic City sold $69.8 million in bonds at a 4.66% interest rate to cover a tax settlement with the Borgata Hotel Casino & Spa. Proceeds from the bond sale will be used to pay $72 million to the Borgato. Over the years, the Borgato had success appealing its property tax assessments. A negotiated settlement, reached in February 2017, reduced the payment by $86 million. In June 2017, Moody’s Investors Services changed its outlook for Atlantic County (home to Atlantic City) to stable, from negative.

As of July 31, 2017, New Jersey’s general obligation (G.O.) bonds were rated A3 by Moody’s, and A-minus by S&P and Fitch Ratings. G.O.s are backed by the full faith and taxing authority of the state or local government that issues them.

The Commonwealth of Puerto Rico remained in the headlines throughout this reporting period, and more detailed information about the developments discussed below can be found on our online PR Roundup (oppenheimerfunds.com/puerto-rico).

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In August 2016, the Obama administration announced the seven members of the federal oversight board established by the Puerto Rico Oversight, Management and Economic Stability Act (PROMESA), which was enacted in June 2016.

At the outset of this reporting period, the Rochester complex received 100% of the payments owed on holdings backed by Puerto Rico’s sales and use tax (COFINA bonds) and 100% of the payments owed on its Municipal Finance Authority holdings. The Government Development Bank of Puerto Rico (GDB), the Public Finance Corporation (PFC) and the Puerto Rico Infrastructure and Finance Authority (PRIFA) did not make their August 1, 2016 payments, and the Commonwealth also failed to make an interest payment of $1.3 million on its G.O. debt.

In September 2016, S&P downgraded several senior unsecured GDB bonds GDB after the GDB failed to make August 1 and September 1, 2016 interest payments.

In early September 2016, Francisco Besosa, a U.S. District Court judge, said he would not halt a lawsuit in which plaintiffs allege that Gov. Alejandro García Padilla violated PROMESA by declaring a moratorium on payments of constitutionally backed debt.

The fiscal plan presented to the federal oversight board on October 14 by then-Gov. Padilla was immediately challenged by Carlos Garcia, a member of the oversight board. He took issue with the government’s assessment of its fiscal situation.

Ricardo Rosselló Nevares, who was elected governor of the Commonwealth in November 2016, began his term in office by signing several executive orders related to fiscal and economic conditions in the Commonwealth, including a measure that required reductions in the operating expenses of all government agencies. Gov. Rosselló also ordered the use of zero-base budgets beginning with fiscal 2018 (which began July 1, 2017) and the creation of an entity to expedite the approvals of permits and certifications for infrastructure projects.

On January 3, 2017, PREPA made its $192.5 million interest payment in full. Also in early January, subsidiaries of the insurer Assured Guaranty made payments of $39 million and $5 million on G.O. debt and Public Building Authority debt, respectively. The Commonwealth, as expected, failed to pay $358 million of interest on its G.O. bonds on January 3.

In the first month of his administration, Gov. Rosselló tried to secure some changes to deadlines set forth in PROMESA. The federal oversight board was amenable but imposed certain conditions, including a commitment not to take more loans to provide short-term liquidity. Simultaneously, the federal oversight board told Gov. Rosselló that his plan had to make spending cuts and certain revenue increases.

6 OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

Also in January 2017, the governor signed an extension through December 2021 to a tax on foreign corporations. The Act 154 tax, originally slated to expire at the end of 2017, has historically been a significant source of government revenue. The governor also signed a new measure, the Puerto Rico Financial Emergency and Fiscal Responsibility Act, to replace the Debt Moratorium Act, which had given the former governor the power to suspend debt payments.

Full coupon payments were made on February 1, 2017, on COFINAs as well as bonds issued by the Puerto Rico Industrial Development Company, PRASA (the Commonwealth’s aqueduct and sewer authority), and PRHTA (its highways and transportation authority). However, the GDB, PFC and PRIFA failed to make certain payments on that date.

In February 2017, Gov. Rosselló discussed his 10-year fiscal plan. The plan called for cuts in government spending and for funds to be set aside for future debt service obligations, but it did not meet the federal oversight board’s requirement that certain fiscal adjustments be made to close the fiscal 2019 budget gap. The federal oversight board called for emergency spending cuts on March 8 based on concerns about the Commonwealth’s liquidity and the need to reduce spending immediately; shortly thereafter, the board approved an amended plan and established a number of milestones for the Rosselló administration.

In other developments related to the fiscal plan, the federal fiscal 2018 budget proposal that President Trump announced in May 2017 calls for $1.59 billion to fund Medicaid in Puerto Rico, an increase of $1.24 billion versus the previous Medicaid cap for the Commonwealth. Puerto Rico officials did not adjust the Commonwealth’s fiscal plan, which assumes the federal government’s Medicaid allocation is zero.

Despite the portfolio management team’s multi-year efforts to reach negotiated settlements with various issuers in Puerto Rico, the federal oversight board in May 2017 commenced proceedings under Title III of PROMESA, similar to a Chapter 9 bankruptcy, for the Commonwealth, the Puerto Rico Sales Tax Financing Corporation (issuer of COFINA bonds), the PRHTA and the Employee Retirement System. The commencement of these proceedings effectively blocked various lawsuits that had been filed soon after the May 1 expiration of the stay of litigation, which had been included in PROMESA and subsequently extended.

The Commonwealth held a vote regarding statehood in June. Those who voted in the nonbinding referendum were overwhelmingly in favor of changing the Commonwealth’s status to U.S. statehood, but less than one-quarter of the electorate voted.

The Puerto Rico Electric Power Authority (PREPA) and its forbearing bondholders, including Oppenheimer Rochester, worked throughout this reporting period to finalize a restructuring support agreement (RSA) whose terms were agreed on in September 2015.

7 OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

In December 2016, PREPA and its forbearing bondholders agreed to extend the RSA until March 31, 2017; further extensions pushed the RSA’s expiration until the end of June 2017.

PREPA allowed the nearly finalized RSA to terminate in late June 2017, even though the forbearing creditors had offered to extend the agreement again. On July 2, 2017, the federal oversight board commenced PREPA’s Title III proceeding; the utility did not make its July 3 payments of principal and interest.

In Title III, the unresolved issues among debtors and creditors will proceed along separate tracks: mediation and litigation. While court-facilitated mediation may be an effective and efficient process, investors should be aware that protracted litigation remains a very real possibility. These developments affect current dividend distribution calculations for funds with holdings subject to Title III. The Title III proceedings are being overseen by U.S. District Judge Laura Taylor Swain, who was selected by the Chief Justice of the U.S. Supreme Court, John Roberts.

In late June 2017, the federal oversight board approved its own consolidated budget and earmarked more than $900 million for debt-service obligations. The new budget came as a response to the governor’s proposed $9.56 billion general fund budget, which had been released in May and had called for a 6.3% increase in spending but very limited money available for debt service, inconsistent with the requirements of PROMESA.

In mid-July 2017, the federal oversight board approved a restructuring plan for the GDB, giving bondholders between 55% and 75% of the face value of their debt; the size of the “haircut” depends on the interest rate of the newly issued debt. In late July, the mayor of San Juan announced intentions to challenge this plan as a means to protect the city’s GDB deposits. (This Fund does not hold GDB debt; the Oppenheimer Rochester funds’ holdings of GDB debt represent less than one-hundredth of 1% of the assets of a single fund, Oppenheimer Rochester Limited Term California Municipal Fund.)

Please note: Shortly after the end of this reporting cycle, the Puerto Rico Legislature and the federal oversight board approved a budget for fiscal year 2018, ordered 5% spending cuts and announced plans to conduct a “comprehensive investigation” of the Commonwealth’s debt. Puerto Rico’s cash position as of June 30, 2017 was $1.5 billion higher than Judge Swain had been told it would be, according to figures released in early August, raising new questions about why the Commonwealth claimed it could not make debt payments.

Tax collections in July, the first month of the fiscal 2018, were $20 million to $30 million ahead of budget, according to Puerto Rico’s treasury secretary; in fiscal 2017, tax collections exceeded forecasts by 2.6%, or $235 million. The unemployment rate in July

8 OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

dropped to 9.8%, which was lower than it had been since early 2008. Also in early August, the Commonwealth’s Supreme Court denied the governor’s request to keep his initial draft budget (submitted to the board in late April) and other documents under wraps.

At an August 9 hearing, Judge Swain approved an agreement establishing a procedure to resolve, by December 15, the debt dispute between Puerto Rico and certain

COFINA bondholders. Debt restructurings for GDB securities, which were approved by the Puerto Rico Legislature two days later, have yet to receive approval from the U.S. District Court.

In September, two hurricanes – Irma and Maria – caused damage on Puerto Rico. Irma passed to the north of the Commonwealth, but Maria made landfall and damage from it was extensive.

9 OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

10 OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

FUND PERFORMANCE

Oppenheimer Rochester New Jersey Municipal Fund held more than 190 securities as of July 31, 2017. The Fund was invested in a broad range of sectors, providing shareholders with a diversity of holdings that we believe would be difficult and costly to replicate in an individual portfolio.

During this reporting period, a rally in U.S. equities and persistent low interest rates put pressure on the dividends of many fixed income investments. This Fund’s Class A dividend, which was 3.5 cents per share at the outset of this reporting period, was reduced to 3.4 cents per share beginning with the December 2016 payout, to 3.3 cents per share beginning with the April 2017 payout and to 2.8 cents per share in July 2017. In all, the Fund distributed 40.3 cents per Class A share this reporting period. Shareholders should note that market conditions during this reporting period did not affect the Fund’s overall investment goals or cause it to pay any capital gain distributions.

While this Fund is managed to deliver competitive levels of tax-free income and yield-driven total returns over the long term, market conditions can cause it at times to underperform the overall market and its own benchmark, the Bloomberg Barclays Municipal Bond Index; that was the case this reporting period. The Fund had a highly ranked distribution yield at NAV, as noted earlier, and a taxable equivalent yield of 3.67% this reporting period. The value of the team’s approach to investing in bonds from a wide variety of sectors was evident this reporting period, as many sectors delivered strong performance.

Four of the Fund’s eight largest sectors were the strongest performers this reporting period. High-yielding tobacco bonds, which are backed by proceeds from the landmark 1998 Master Settlement Agreement (MSA), constituted the Fund’s largest sector as of July 31, 2017 and were ranked first in terms of favorable contribution to performance. The marine/aviations facilities sector, the Fund’s seventh largest sector, was the second strongest performer this reporting period. Many of the Fund’s investments in the marine/aviation facilities sector are high-grade bonds that are backed by valuable collateral. Other leading contributors to performance were the securities in the Fund’s fourth largest sector (hospital/healthcare) and its eighth largest (adult living facilities). Research-based security selection continued to be a factor in the strong performance of these sectors. Securities in the adult living facilities sector tend to perform well in densely populated geographies with strong real estate values and in more rural areas with stable home prices. The sewer utilities sector, one of this Fund’s smallest as of July 31, 2017, was the fourth strongest contributor to the Fund’s performance this reporting period; the only security in this sector at the end of the reporting period was a bond issued by PRASA.

Of the Fund’s 27 sectors, eight detracted from the Fund’s total return during the reporting period. The Fund’s second largest sector,

11 OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

transportation infrastructure, was a slight detractor from the Fund’s performance. The G.O. and the sales tax sectors – the Fund’s third and fifth largest, respectively – were adversely affected by developments in Puerto Rico as were the PREPA securities in this Fund’s electric utilities sector (as discussed above). Also detracting from the Fund’s performance were the government appropriation and municipal leases sectors, among others.

In aggregate, the Fund’s substantial investments in securities issued in the Commonwealth of Puerto Rico detracted from performance this reporting period. (As discussed above, the Commonwealth continued to experience significant financial difficulties this reporting period; the Fund’s current dividend distribution calculations reflect adjustments based on the failure of various Commonwealth issuers to make their debt-service payments on time and in full.) The securities are exempt from federal, state and local income taxes, and the Fund’s holdings include the aforementioned G.O. bonds and securities from many different sectors. Most of the Fund’s investments in securities issued in Puerto Rico are supported by taxes and other revenues and are designed to help finance electric utilities, highways and education, among other entities.

Investors should note that some of this Fund’s investments in securities issued in Puerto Rico – including some of the G.O.s and sales tax revenue bonds – are insured. A complete listing of securities held by this

Fund can be found in this report’s Statement of Investments.

INVESTMENT STRATEGY

The Rochester investment team focuses exclusively on municipal bonds, and this Fund invests primarily in investment-grade municipal securities. It may invest up to 25% of its total assets in below-investment grade securities, or “junk” bonds; the percentage of assets is measured at the time of purchase as is the credit quality of the securities. Additionally, the credit quality is based on Nationally Recognized Statistical Rating Organization (“NRSRO”) ratings or, if no NRSRO rating, on internal ratings. As of July 31, 2017, market movements or rating changes of municipal bonds, notably the Fund’s investments in Puerto Rico paper, caused the Fund’s below-investment-grade holdings to exceed this threshold. As a result, no further purchases of below-investment-grade bonds will be made until the Fund’s holdings of these types of bonds is once again below 25% of total assets.

While market conditions can and do fluctuate, the Fund’s portfolio management team adheres to a consistent investment approach based on its belief that tax-free yield can help investors achieve their long-term financial objectives. The team does not manage its funds based on predictions of interest rate changes. Further details about the Rochester team’s investment approach can be found on our landing page, oppenheimerfunds. com/rochesterway.

12 OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

In closing, we believe that the structure and sector composition of this Fund and the team’s use of time-tested strategies will continue to benefit fixed income investors through interest rate and economic cycles.

Scott S. Cottier, CFA Senior Vice President, Senior Portfolio Manager and Team Leader

Troy E. Willis, CFA, J.D. Senior Vice President, Senior Portfolio Manager and Team Leader

On behalf of the rest of the Rochester portfolio managers: Mark R. DeMitry, Michael L. Camarella, Charles S. Pulire and Elizabeth S. Mossow.

13 OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

Top Holdings and Allocations

TOP TEN CATEGORIES

Tobacco Master Settlement Agreement	14.4%
Transportation Infrastructure	9.0
General Obligation	8.8
Hospital/Healthcare	6.4
Sales Tax Revenue	6.3
Higher Education	5.6
Marine/Aviation Facilities	5.1
Highways/Commuter Facilities	4.7
U.S. Government Obligations	4.5
Government Appropriation	4.0

Portfolio holdings and allocations are subject to change. Percentages are as of July 31, 2017 and are based on total assets.

CREDIT ALLOCATION

	NRSRO- Rated	Sub- Adviser- Rated	Total
AAA	3.5%	1.3%	4.8%
AA	12.1	0.0	12.1
A	28.7	0.0	28.7
BBB	20.2	0.5	20.7
BB or lower	32.2	1.5	33.7
Total	96.7%	3.3%	100.0%

The percentages above are based on the market value of the securities as of July 31, 2017 and are subject to change. OppenheimerFunds, Inc. determines the credit allocation of the Fund’s assets using ratings by nationally recognized statistical rating organizations (NRSROs), such as S&P Global Ratings (S&P). For any security rated by an NRSRO other than S&P, the sub-adviser, OppenheimerFunds, Inc., converts that security’s rating to the equivalent S&P rating. If two or more NRSROs have assigned a rating to a security, the highest rating is used. For securities not rated by an NRSRO, the sub-adviser uses its own credit analysis to assign ratings in categories similar to those of S&P. The use of similar categories is not an indication that the sub-adviser’s credit analysis process is consistent or comparable with any NRSRO’s process were that NRSRO to rate the same security.

For the purposes of this Credit Allocation table, securities rated within the NRSROs’ four highest categories—AAA, AA, A and BBB—are investment-grade securities. For further details, please consult the Fund’s prospectus or Statement of Additional Information.

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Performance

DISTRIBUTION YIELDS

As of 7/31/17

	Without Sales Charge	With Sales Charge
Class A	3.72%	3.54%
Class B	3.08	N/A
Class C	3.11	N/A
Class Y	3.93	N/A

STANDARDIZED YIELDS

For the 30 Days Ended 7/31/17
Class A	1.88%
Class B	1.30
Class C	1.31
Class Y	2.20

TAXABLE EQUIVALENT YIELDS

As of 7/31/17
Class A	3.67%
Class B	2.54
Class C	2.56
Class Y	4.30

AVERAGE ANNUAL TOTAL RETURNS WITHOUT SALES CHARGE AS OF 7/31/17

	Inception Date	1-Year	5-Year	10-Year	Since Inception
Class A (ONJAX)	3/1/94	-3.01%	1.62%	2.69%	4.46%
Class B (ONJBX)	3/1/94	-3.72	0.84	2.19	4.26
Class C (ONJCX)	8/29/95	-3.70	0.88	1.92	3.78
Class Y (ONJYX)	11/29/10	-2.83	1.79	N/A	4.20

AVERAGE ANNUAL TOTAL RETURNS WITH SALES CHARGE AS OF 7/31/17

	Inception Date	1-Year	5-Year	10-Year	Since Inception
Class A (ONJAX)	3/1/94	-7.62%	0.64%	2.19%	4.25%
Class B (ONJBX)	3/1/94	-8.37	0.52	2.19	4.26
Class C (ONJCX)	8/29/95	-4.63	0.88	1.92	3.78
Class Y (ONJYX)	11/29/10	-2.83	1.79	N/A	4.20

15 OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investments. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800. CALL OPP (225.5677). Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 4.75%; for Class B shares, the contingent deferred sales charge of 5% (1-year) and 2% (5-year); and for Class C, the contingent deferred sales charge of 1% for the 1-year period. There is no sales charge for Class Y shares. Because Class B shares convert to Class A shares 72 months after purchase, the 10-year return for Class B shares uses Class A performance for the period after conversion.

The Fund’s performance is compared to the performance of the Bloomberg Barclays Municipal Bond Index, an index of a broad range of investment-grade municipal bonds that measures the performance of the general municipal bond market. The Fund’s performance is also compared to the Consumer Price Index, a non-securities index that measures changes in the inflation rate. Indices are unmanaged and cannot be purchased by investors. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the indices. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

Distribution yields for Class A shares are based on dividends of $0.028 for the 28-day accrual period ended July 25, 2017. The yield without sales charge for Class A shares is calculated by dividing annualized dividends by the Class A net asset value (NAV) on July 25, 2017; for the yield with charge, the denominator is the Class A maximum offering price on that date. Distribution yields for Class B, C and Y are annualized based on dividends of $0.0233,

16 OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

$0.0234 and $0.0297, respectively, for the 28-day accrual period ended July 25, 2017 and on the corresponding net asset values on that date.

Standardized yield is based on an SEC-standardized formula designed to approximate the Fund’s annualized hypothetical current income from securities less expenses for the 30-day period ended July 31, 2017 and that date’s maximum offering price (for Class A shares) or net asset value (for all other share classes). Each result is compounded semiannually and annualized. Falling share prices artificially increase yields.

The average distribution yield in this Fund’s Lipper category was calculated based on the distributions and the final NAVs of the reporting period for the funds in each category. The average yield at NAV in Lipper’s New Jersey Municipal Debt Funds category is based on 47 NAVs, one for each class of each fund in the category; a fund can have up to 4 classes. Lipper yields do not include sales charges, which – if included – would reduce results.

Taxable equivalent yield is based on the standardized yield and the 2017 top federal and New Jersey tax rate of 48.8%. Calculations factor in the 3.8% tax on unearned income under the Patient Protection and Affordable Care Act, as applicable. A portion of the Fund’s distributions may be subject to tax; distributions may also increase an investor’s exposure to the alternative minimum tax. Capital gains distributions are taxable as capital gains. Tax treatments of the Fund’s distributions and capital gains may vary by state; investors should consult a tax advisor to determine if the Fund is appropriate for them. Each result is compounded semiannually and annualized. Falling share prices artificially increase yields. This Report must be preceded or accompanied by a Fund prospectus.

Investments in “tobacco bonds,” which are backed by the proceeds a state or territory receives from the 1998 national litigation settlement with tobacco manufacturers, may be vulnerable to economic and/or legislative events that affect issuers in a particular municipal market sector. Annual payments by MSA-participating manufacturers, for example, hinge on many factors, including annual domestic cigarette shipments, inflation and the relative market share of non-participating manufacturers. To date, we believe consumption figures remain within an acceptable range of the assumptions used to structure MSA bonds. Future MSA payments could be reduced if consumption were to fall more rapidly than originally forecast.

The median yields for AAA-rated municipal securities are provided by Municipal Market Advisors (MMA) and are based on its benchmark of general obligation bonds structured with a 5% coupon and a 10-year par call. The MMA benchmark is constructed using yields from a group of active primary and secondary market makers and other municipal market participants.

The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc. or its affiliates.

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com, or calling 1.800.CALL OPP (225.5677). Read prospectuses and summary prospectuses carefully before investing.

17 OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency and involve investment risks, including the possible loss of the principal amount invested.

18 OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments and/or contingent deferred sales charges on redemptions; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended July 31, 2017.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During 6 Months Ended July 31, 2017” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

19 OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

Actual	Beginning Account Value February 1, 2017	Ending Account Value July 31, 2017	Expenses Paid During 6 Months Ended July 31, 2017
Class A	$ 1,000.00	$ 989.40	$ 5.64
Class B	1,000.00	986.00	9.15
Class C	1,000.00	987.10	9.06
Class Y	1,000.00	991.50	4.60

Hypothetical (5% return before expenses)
Class A	1,000.00	1,019.14	5.72
Class B	1,000.00	1,015.62	9.29
Class C	1,000.00	1,015.72	9.19
Class Y	1,000.00	1,020.18	4.67

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended July 31, 2017 are as follows:

Class	Expense Ratios
Class A	1.14%
Class B	1.85
Class C	1.83
Class Y	0.93

20 OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

STATEMENT OF INVESTMENTS July 31, 2017

Principal Amount		Coupon		Maturity	Value
Municipal Bonds and Notes—109.7%
New Jersey—73.8%
$1,250,000	Atlantic City, NJ GO1	5.000%		03/01/2042	$1,402,050
1,000,000	Atlantic County, NJ Improvement Authority (Stockton University)[1]	5.000		07/01/2034	1,136,570
1,000,000	Camden County, NJ Improvement Authority (Cooper Health System)[1]	5.000		02/15/2033	1,100,470
1,000,000	Camden County, NJ Improvement Authority (Cooper Health System)[1]	5.000		02/15/2034	1,098,620
1,000,000	Camden County, NJ Improvement Authority (Cooper Health System)[1]	5.000		02/15/2035	1,097,390
2,000,000	Casino Reinvestment Devel. Authority of NJ1	5.000		11/01/2031	2,184,500
1,665,000	Casino Reinvestment Devel. Authority of NJ1	5.250		01/01/2024	1,698,067
3,000,000	Casino Reinvestment Devel. Authority of NJ1	5.250		11/01/2039	3,084,390
3,000,000	Casino Reinvestment Devel. Authority of NJ1	5.250		11/01/2044	3,064,110
395,000	Casino Reinvestment Devel. Authority of NJ (Hotel Room Fee)[1]	5.000		01/01/2025	401,498
175,000	Casino Reinvestment Devel. Authority of NJ (Hotel Room Fee)[1]	5.250		01/01/2018	175,483
760,000	Casino Reinvestment Devel. Authority of NJ (Hotel Room Fee)[1]	5.250		01/01/2022	773,444
1,000,000	Casino Reinvestment Devel. Authority of NJ (Luxury Tax)[1]	5.000		11/01/2028	1,109,330
140,000	Essex County, NJ Improvement Authority (Newark)[1]	5.125		04/01/2029	140,176
250,000	Essex County, NJ Improvement Authority (Newark)[1]	6.250		11/01/2030	265,665
140,000	Garden State Preservation Trust, NJ Open Space & Farmland Preservation	3.565	[2]	11/01/2026	106,890
1,000,000	Gloucester County, NJ Improvement Authority (Rowan University)[1]	5.000		11/01/2030	1,182,910
1,000,000	Hudson County, NJ Improvement Authority[1]	6.000		01/01/2040	1,091,410
1,500,000	Hudson County, NJ Improvement Authority (Lincoln Park Golf Course)[1]	5.000		06/01/2035	1,628,775
1,250,000	Hudson County, NJ Improvement Authority (Lincoln Park Golf Course)[1]	5.000		06/01/2038	1,354,462
2,655,000	Hudson County, NJ Improvement Authority (Lincoln Park Golf Course)[1]	5.500		06/01/2041	3,000,654
315,000	Middlesex County, NJ Improvement Authority (Heldrich Center Hotel)	5.000		01/01/2020	304,359
1,100,000	Middlesex County, NJ Improvement Authority (Heldrich Center Hotel)	5.125		01/01/2037	819,577
20,000	Middlesex County, NJ Improvement Authority (South Plainfield Urban Renewal)[1]	5.500		09/01/2030	20,061
10,000	Neptune City, NJ Hsg. Authority[1]	6.000		04/01/2019	10,023
445,000	New Brunswick, NJ Parking Authority[1]	5.000		09/01/2027	502,360
605,000	New Brunswick, NJ Parking Authority[1]	5.000		09/01/2029	678,556
430,000	Newark, NJ GO1	5.000		07/15/2029	460,182
3,000,000	Newark, NJ GO1	5.000		07/15/2029	3,210,570
315,000	Newark, NJ Hsg. Authority (Port Newark Marine Terminal Rental)[1]	5.000		01/01/2032	369,495
5,000,000	Newark, NJ Hsg. Authority (Secured Police Facility)[1]	5.000		12/01/2038	5,758,050

21 OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Principal Amount		Coupon		Maturity	Value
New Jersey (Continued)
$300,000	NJ Building Authority[1]	5.000%		06/15/2027	$347,289
200,000	NJ Building Authority[1]	5.000		06/15/2027	250,374
400,000	NJ Building Authority[1]	5.000		06/15/2028	500,748
600,000	NJ Building Authority[1]	5.000		06/15/2028	686,928
300,000	NJ Building Authority[1]	5.000		06/15/2029	340,998
200,000	NJ Building Authority[1]	5.000		06/15/2029	250,374
2,095,000	NJ EDA[1]	5.000		06/15/2028	2,246,070
750,000	NJ EDA[1]	5.000		06/15/2029	800,768
3,000,000	NJ EDA[1]	5.000		06/15/2035	3,089,340
3,000,000	NJ EDA[1]	5.000		06/15/2036	3,087,330
3,100,000	NJ EDA (Cranes Mill)[1]	5.100		06/01/2027	3,102,418
85,000	NJ EDA (Dept. of Human Services)[1]	6.250		07/01/2024	86,563
1,525,000	NJ EDA (Drew University)[1]	5.250		07/01/2021	1,711,706
4,525,000	NJ EDA (Hamilton Care)[1]	6.650		11/01/2037	4,634,007
3,050,000	NJ EDA (Harrogate)[1]	5.875		12/01/2026	3,049,970
10,000	NJ EDA (Hillcrest Health Service)	7.243	[2]	01/01/2018	9,953
90,000	NJ EDA (Metromall Urban Renewal)[1]	6.500		04/01/2031	90,125
100,000	NJ EDA (Motor Vehicle Surcharges)[1]	5.000		07/01/2023	101,364
60,000	NJ EDA (Motor Vehicle Surcharges)[1]	5.000		07/01/2029	60,818
195,000	NJ EDA (Motor Vehicle Surcharges)[1]	5.000		07/01/2034	197,139
4,980,000	NJ EDA (Motor Vehicle Surcharges)[1]	5.250		07/01/2031	5,066,453
260,000	NJ EDA (Motor Vehicle Surcharges)[1]	5.250		07/01/2033	264,753
2,500,000	NJ EDA (MSU Student Hsg.)[1]	5.750		06/01/2031	2,705,475
135,000	NJ EDA (Municipal Rehabilitation)[1]	5.000		04/01/2028	135,387
5,320,000	NJ EDA (New Jersey American Water Company)[1]	5.600		11/01/2034	5,793,001
4,350,000	NJ EDA (New Jersey American Water Company)[1]	5.700		10/01/2039	4,699,784
50,000	NJ EDA (New Jersey Transit Corp.)[1]	5.750		12/15/2017	50,173
15,000	NJ EDA (New Jersey Transit Corp.)[1]	5.750		12/15/2017	15,052
800,000	NJ EDA (Newark Downtown District Management Corp.)[1]	5.125		06/15/2027	801,360
1,400,000	NJ EDA (Newark Downtown District Management Corp.)[1]	5.125		06/15/2037	1,401,764
650,000	NJ EDA (Paterson Charter School Science & Technology)[1]	6.000		07/01/2032	654,628
1,900,000	NJ EDA (Paterson Charter School Science & Technology)[1]	6.100		07/01/2044	1,901,482
1,500,000	NJ EDA (Paterson Charter School)[1]	5.000		07/01/2032	1,370,010
2,500,000	NJ EDA (Paterson Charter School)[1]	5.300		07/01/2044	2,228,000
500,000	NJ EDA (Provident Group-Kean Properties)[1]	5.000		07/01/2037	544,630
850,000	NJ EDA (Rutgers University)[1]	5.000		06/15/2038	960,407
1,000,000	NJ EDA (School Facilities)[1]	5.250		09/01/2026	1,055,840
50,000	NJ EDA (St. Barnabas Medical Center)	6.743	[2]	07/01/2018	49,559
65,000	NJ EDA (St. Barnabas Medical Center)	6.827	[2]	07/01/2021	61,400
25,000	NJ EDA (St. Barnabas Medical Center)	7.147	[2]	07/01/2020	24,031
110,000	NJ EDA (State Office Buildings)[1]	5.000		06/15/2020	110,328
3,200,000	NJ EDA (Team Academy Charter School)[1]	6.000		10/01/2043	3,553,888
10,000,000	NJ EDA (The Goethals Bridge Replacement)[1]	5.375		01/01/2043	11,191,400
1,500,000	NJ EDA (UMM Energy Partners)[1]	5.000		06/15/2037	1,558,665
1,250,000	NJ EDA (UMM Energy Partners)[1]	5.125		06/15/2043	1,297,338

22 OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Value
New Jersey (Continued)
$125,000	NJ Educational Facilities Authority (Drew University)[1]	5.250%	07/01/2019	$133,295
2,735,000	NJ Educational Facilities Authority (Georgian Court University)[1]	5.000	07/01/2033	2,739,048
875,000	NJ Educational Facilities Authority (Georgian Court University)[1]	5.250	07/01/2027	877,520
2,115,000	NJ Educational Facilities Authority (Higher Education)[1]	5.000	06/15/2026	2,253,448
120,000	NJ Educational Facilities Authority (Kean University)[1]	5.250	09/01/2029	128,537
870,000	NJ Educational Facilities Authority (New Jersey City University)[1]	5.000	07/01/2030	1,025,356
5,000	NJ Educational Facilities Authority (Public Library)[1]	5.000	09/01/2022	5,015
30,000	NJ Educational Facilities Authority (Richard Stockton College)[1]	5.125	07/01/2028	31,167
1,000,000	NJ Educational Facilities Authority (Rider University)[1]	5.000	07/01/2037	1,059,500
2,025,000	NJ Educational Facilities Authority (Stockton University)[1]	5.000	07/01/2041	2,214,479
5,000,000	NJ GO3	5.000	06/01/2027	5,772,100
5,000,000	NJ GO3	5.000	06/01/2028	5,772,100
3,000,000	NJ Health Care Facilities Financing Authority (Barnabas Health)[1]	5.000	07/01/2044	3,318,870
5,085,000	NJ Health Care Facilities Financing Authority (Catholic Health East)[1]	5.000	11/15/2033	5,573,211
750,000	NJ Health Care Facilities Financing Authority (Hebrew Old Age Center of Atlantic City)[1]	5.300	11/01/2026	743,453
450,000	NJ Health Care Facilities Financing Authority (Hebrew Old Age Center of Atlantic City)[1]	5.375	11/01/2036	419,220
65,000	NJ Health Care Facilities Financing Authority (Hospital Asset Transformation)[1]	5.250	10/01/2038	68,316
230,000	NJ Health Care Facilities Financing Authority (Hospital Asset Transformation)[1]	5.250	10/01/2038	235,014
3,480,000	NJ Health Care Facilities Financing Authority (IH/ IMCW/IMCtr Obligated Group)[1]	5.000	07/01/2046	3,876,755
1,500,000	NJ Health Care Facilities Financing Authority (Kennedy Health System)[1]	5.000	07/01/2031	1,645,500
500,000	NJ Health Care Facilities Financing Authority (SJHS/SJH&MC Obligated Group)[1]	5.000	07/01/2036	549,770
10,000,000	NJ Health Care Facilities Financing Authority (SJHS/SJH&MC/GPD/GPDH/SJRC/HviewA/HsideA/Hhouse/SJHlth/200HPC/SJWC/SJWHF Obligated Group)[1]	6.625	07/01/2038	10,526,100
1,960,000	NJ Health Care Facilities Financing Authority (St. Luke’s Warren Hospital)[1]	5.000	08/15/2034	2,173,875
2,000,000	NJ Health Care Facilities Financing Authority (University Hospital)[1]	5.000	07/01/2046	2,248,460
125,000	NJ Health Care Facilities Financing Authority (Virtua Health/Virtua Memorial Hospital Burlington County Obligated Group)[1]	5.750	07/01/2033	135,581
1,975,000	NJ Higher Education Assistance Authority[1]	5.500	12/01/2025	2,178,919
60,000	NJ Higher Education Assistance Authority[1]	5.750	12/01/2029	65,737
10,025,000	NJ Higher Education Student Assistance Authority (Student Loans)[1]	6.125	06/01/2030	10,311,815

23 OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Principal Amount		Coupon		Maturity	Value
New Jersey (Continued)
$3,285,000	NJ Hsg. & Mtg. Finance Agency (Single Family Hsg.)[3]	4.625%		10/01/2027	$3,289,820
915,000	NJ Hsg. & Mtg. Finance Agency (Single Family Hsg.)[3]	5.000		10/01/2037	922,061
20,000	NJ Hsg. & Mtg. Finance Agency, Series AA1	6.150		10/01/2023	20,686
15,000	NJ Hsg. & Mtg. Finance Agency, Series AA1	6.375		10/01/2028	15,459
9,580,000	NJ Tobacco Settlement Financing Corp.[1]	5.000		06/01/2041	9,194,118
10,980,000	NJ Tobacco Settlement Financing Corp.	5.477	[2]	06/01/2041	3,002,920
2,000,000	NJ Transportation Trust Fund Authority[1]	5.000		06/15/2031	2,039,240
1,625,000	NJ Transportation Trust Fund Authority[1]	5.000		06/15/2038	1,682,021
5,000,000	NJ Transportation Trust Fund Authority[1]	5.500		06/15/2041	5,194,500
9,500,000	NJ Transportation Trust Fund Authority[1]	5.875		12/15/2038	9,936,810
4,518,000	NJ Transportation Trust Fund Authority[1]	6.000		06/15/2035	4,924,349
5,000,000	NJ Turnpike Authority[1]	5.000		01/01/2034	5,744,600
5,000,000	NJ Turnpike Authority[1]	5.000		01/01/2038	5,641,550
1,000,000	NJ Turnpike Authority[1,4]	5.000		01/01/2040	1,174,260
6,330,000	Rutgers State University NJ3	5.000		05/01/2029	7,302,556
5,380,000	Rutgers State University NJ3	5.000		05/01/2030	6,170,537
4,000,000	Rutgers State University NJ3	5.000		05/01/2038	4,509,480
1,350,000	South Jersey, NJ Port Corp. (Marine Terminal)[1]	5.000		01/01/2039	1,388,705
3,650,000	South Jersey, NJ Transportation Authority[1]	5.000		11/01/2039	3,998,940
55,000	Union County, NJ Improvement Authority (Linden Airport)[1]	5.000		03/01/2028	55,147
5,000	Wanaque Valley, NJ Regional Sewerage Authority[1]	5.750		09/01/2018	5,094
40,000	West Milford Township, NJ (Municipal Utilities Authority)[1]	5.375		08/01/2031	40,091
					253,704,292

New York—5.4%
2,689,000	Port Authority NY/NJ (JFK International Air Terminal)[1]	5.750		12/01/2022	2,720,892
8,685,000	Port Authority NY/NJ (JFK International Air Terminal)[1]	5.750		12/01/2025	8,788,004
5,100,000	Port Authority NY/NJ (JFK International Air Terminal)[1]	6.500		12/01/2028	5,183,436
1,705,000	Port Authority NY/NJ (KIAC)[1]	6.750		10/01/2019	1,733,746
					18,426,078

U.S. Possessions—30.5%
10,000	Guam Hsg. Corp. (Single Family Mtg.)[1]	5.750		09/01/2031	10,470
125,000	Guam Power Authority, Series A1	5.000		10/01/2024	142,657
250,000	Guam Power Authority, Series A1	5.000		10/01/2030	280,462
3,365,000	Northern Mariana Islands Commonwealth, Series A1	5.000		06/01/2030	2,879,700
2,105,000	Northern Mariana Islands Ports Authority, Series A1	6.250		03/15/2028	1,847,180
2,525,000	Puerto Rico Aqueduct & Sewer Authority	6.000		07/01/2038	2,124,787
3,355,000	Puerto Rico Children’s Trust Fund (TASC)[1]	5.375		05/15/2033	3,384,356
17,900,000	Puerto Rico Children’s Trust Fund (TASC)[1]	5.500		05/15/2039	17,753,220
19,195,000	Puerto Rico Children’s Trust Fund (TASC)[1]	5.625		05/15/2043	18,936,059
2,150,000	Puerto Rico Commonwealth GO5	5.250		07/01/2037	1,220,125
8,350,000	Puerto Rico Commonwealth GO5	5.750		07/01/2036	4,738,625
3,205,000	Puerto Rico Commonwealth GO5	5.750		07/01/2041	1,818,837
5,000,000	Puerto Rico Commonwealth GO5	6.000		07/01/2029	2,837,500
6,085,000	Puerto Rico Commonwealth GO5	6.000		07/01/2039	3,453,237

24 OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

Principal Amount		Coupon		Maturity	Value
U.S. Possessions (Continued)
$3,000,000	Puerto Rico Commonwealth GO5	6.500%		07/01/2040	$1,702,500
168,097	Puerto Rico Electric Power Authority[5]	10.000		07/01/2019	102,914
168,096	Puerto Rico Electric Power Authority[5]	10.000		07/01/2019	102,913
165,099	Puerto Rico Electric Power Authority[5]	10.000		01/01/2021	101,168
165,099	Puerto Rico Electric Power Authority[5]	10.000		07/01/2021	101,197
55,033	Puerto Rico Electric Power Authority[5]	10.000		01/01/2022	33,777
55,033	Puerto Rico Electric Power Authority[5]	10.000		07/01/2022	33,777
1,700,000	Puerto Rico Electric Power Authority, Series A5	5.000		07/01/2029	1,037,000
1,990,000	Puerto Rico Electric Power Authority, Series A5	5.000		07/01/2042	1,213,900
45,000	Puerto Rico Electric Power Authority, Series A5	5.050		07/01/2042	27,450
3,000,000	Puerto Rico Electric Power Authority, Series A5	7.000		07/01/2043	1,830,000
3,000,000	Puerto Rico Electric Power Authority, Series AAA[5]	5.250		07/01/2028	1,830,000
5,000,000	Puerto Rico Electric Power Authority, Series AAA[5]	5.250		07/01/2030	3,050,000
550,000	Puerto Rico Electric Power Authority, Series AAA[5]	5.250		07/01/2031	335,500
50,000	Puerto Rico Electric Power Authority, Series CCC[5]	5.000		07/01/2021	30,500
90,000	Puerto Rico Electric Power Authority, Series CCC[5]	5.000		07/01/2025	54,900
100,000	Puerto Rico Electric Power Authority, Series TT5	5.000		07/01/2023	61,000
80,000	Puerto Rico Electric Power Authority, Series TT5	5.000		07/01/2037	48,800
750,000	Puerto Rico Highway & Transportation Authority, FGIC[6]	5.750		07/01/2020	479,062
575,000	Puerto Rico Infrastructure[5]	5.000		07/01/2027	41,688
4,750,000	Puerto Rico Infrastructure[5]	5.000		07/01/2037	344,375
2,610,000	Puerto Rico Infrastructure[7]	5.000		07/01/2041	189,225
975,000	Puerto Rico Infrastructure, AMBAC	6.995	[2]	07/01/2035	360,184
3,000,000	Puerto Rico Infrastructure, FGIC[6]	7.046	[2]	07/01/2042	449,970
400,000	Puerto Rico Infrastructure (Mepsi Campus)[5]	6.500		10/01/2037	198,156
100,000	Puerto Rico ITEMECF (Ana G. Mendez University)[1]	5.000		04/01/2027	98,593
930,000	Puerto Rico ITEMECF (Ana G. Mendez University)[1]	5.000		03/01/2036	846,998
100,000	Puerto Rico ITEMECF (Ana G. Mendez University)[1]	5.125		04/01/2032	95,379
100,000	Puerto Rico ITEMECF (Ana G. Mendez University)[1]	5.375		04/01/2042	93,706
175,000	Puerto Rico ITEMECF (Cogeneration Facilities)	6.625		06/01/2026	165,398
1,000,000	Puerto Rico ITEMECF (Polytechnic University), ACA[1]	5.000		08/01/2032	952,320
2,000,000	Puerto Rico Municipal Finance Agency, Series A, AGC[1]	5.250		08/01/2020	2,029,860
305,000	Puerto Rico Public Buildings Authority[5]	5.250		07/01/2033	159,363
5,000,000	Puerto Rico Public Buildings Authority[7]	5.250		07/01/2042	2,556,250
1,000,000	Puerto Rico Public Buildings Authority[7]	5.625		07/01/2039	527,500
1,000,000	Puerto Rico Public Buildings Authority, NPFGC[1]	6.000		07/01/2028	1,031,310
1,530,000	Puerto Rico Public Buildings Authority, Series D5	5.250		07/01/2036	799,425
5,235,000	Puerto Rico Public Finance Corp., Series B5	6.000		08/01/2026	143,963
9,850,000	Puerto Rico Sales Tax Financing Corp., Series A5	5.375		08/01/2039	2,647,188
2,500,000	Puerto Rico Sales Tax Financing Corp., Series A5	5.500		08/01/2021	671,875
4,850,000	Puerto Rico Sales Tax Financing Corp., Series A5	5.500		08/01/2022	1,303,438
10,935,000	Puerto Rico Sales Tax Financing Corp., Series A5	5.500		08/01/2042	2,938,781
6,675,000	Puerto Rico Sales Tax Financing Corp., Series A, NPFGC	5.898	[2]	08/01/2041	1,646,522
325,000	Puerto Rico Sales Tax Financing Corp., Series A5	6.375		08/01/2039	87,344
6,800,000	Puerto Rico Sales Tax Financing Corp., Series A5	6.500		08/01/2044	1,827,500
14,000,000	Puerto Rico Sales Tax Financing Corp., Series C5	5.750		08/01/2057	8,662,500
1,100,000	V.I. Tobacco Settlement Financing Corp.	6.497	[2]	05/15/2035	177,694

25 OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Principal Amount		Coupon	Maturity	Value
U.S. Possessions (Continued)
$3,100,000	V.I. Tobacco Settlement Financing Corp.	7.622%[2]	05/15/2035	$309,070
				104,959,148

Total Investments, at Value (Cost $418,823,607)—109.7%				377,089,518
Net Other Assets (Liabilities)—(9.7)				(33,229,264)
Net Assets—100.0%				$343,860,254

Footnotes to Statement of Investments

1. All or a portion of the security position has been segregated for collateral to cover borrowings. See Note 9 of the accompanying Notes.

2. Zero coupon bond reflects effective yield on the original acquisition date.

3. Security represents the underlying municipal bond with respect to an inverse floating rate security held by the Fund. The bond was purchased by the Fund and subsequently transferred to a trust, which issued the related inverse floating rate security. See Note 4 of the accompanying Notes.

4. All or a portion of the security position is when-issued or delayed delivery to be delivered and settled after period end. See Note 4 of the accompanying Notes.

5. This security is not accruing income because its issuer has missed or is expected to miss interest and/or principal payments. The rate shown is the contractual interest rate. See Note 4 of the accompanying Notes.

6. The issuer of this security has missed or is expected to miss interest and/or principal payments on this security. The security is insured and is accruing partial income at a rate anticipated to be recovered through the insurer. The rate shown is the contractual interest rate.

7. This security is accruing partial income at an anticipated effective rate based on expected interest and/or principal payments. The rate shown is the contractual interest rate.

To simplify the listings of securities, abbreviations are used per the table below:

200HPC	200 Hospital Plaza Corp.
ACA	American Capital Access
AGC	Assured Guaranty Corp.
AMBAC	AMBAC Indemnity Corp.
EDA	Economic Devel. Authority
FGIC	Financial Guaranty Insurance Co.
GO	General Obligation
GPD	Genesis Property Development
GPDH	Genesis Property Development Holding
Hhouse	Harbor House
HsideA	Harborside Apartments
HviewA	Harborview Apartments
IH	Inspira Health
IMCtr	Inspira Medical Center
IMCW	Inspira Medical Center Woodbury
ITEMECF	Industrial, Tourist, Educational, Medical and Environmental Community Facilities
JFK	John Fitzgerald Kennedy
MSU	Montclair State University
NPFGC	National Public Finance Guarantee Corp.
NY/NJ	New York/New Jersey
SJH&MC	St. Joseph’s Health and Medical Center
SJHlth	St. Joseph’s Healthcare

26 OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

To simplify the listings of securities, abbreviations are used per the table below: (Continued)

SJHS	St. Joseph Health System
SJRC	St. Joseph’s Regional Cardiology
SJWC	St. Joseph’s Wayne Cardiology
SJWHF	St. Joseph’s Wayne Hospital Foundation
TASC	Tobacco Settlement Asset-Backed Bonds
V.I.	United States Virgin Islands

See accompanying Notes to Financial Statements.

27 OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

STATEMENT OF ASSETS AND LIABILITIES July 31, 2017

Assets
Investments, at value (cost $418,823,607)—see accompanying statement of investments	$377,089,518

Cash	552,332

Receivables and other assets:
Investments sold	4,403,210
Interest	2,879,479
Shares of beneficial interest sold	131,576
Other	128,393

Total assets	385,184,508

Liabilities
Payables and other liabilities:
Payable for borrowings (See Note 9)	19,600,000
Payable for short-term floating rate notes issued (See Note 4)	18,875,000
Shares of beneficial interest redeemed	1,228,966
Investments purchased on a when-issued or delayed delivery basis	1,165,990
Dividends	220,362
Trustees’ compensation	71,273
Distribution and service plan fees	57,736
Interest expense on borrowings	17,253
Shareholder communications	6,976
Other	80,698

Total liabilities	41,324,254

Net Assets	$343,860,254

Composition of Net Assets
Paid-in capital	$525,449,055

Accumulated net investment income	540,374

Accumulated net realized loss on investments	(140,395,086)

Net unrealized depreciation on investments	(41,734,089)

Net Assets	$343,860,254

28 OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

Net Asset Value Per Share
Class A Shares:
Net asset value and redemption price per share (based on net assets of $207,957,978 and 23,043,075 shares of beneficial interest outstanding)	$9.02

Maximum offering price per share (net asset value plus sales charge of 4.75% of offering price)	$9.47

Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $1,676,788 and 185,193 shares of beneficial interest outstanding)	$9.05

Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $97,516,790 and 10,791,795 shares of beneficial interest outstanding)	$9.04

Class Y Shares:
Net asset value, redemption price and offering price per share (based on net assets of $36,708,698 and 4,062,900 shares of beneficial interest outstanding)	$9.04

See accompanying Notes to Financial Statements.

29 OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

STATEMENT

OF OPERATIONS For the Year Ended July 31, 2017

Investment Income
Interest	$19,452,289

Expenses
Management fees	2,143,841

Distribution and service plan fees:
Class A	409,610
Class B	19,737
Class C	1,012,590

Transfer and shareholder servicing agent fees:
Class A	231,462
Class B	2,193
Class C	112,562
Class Y	32,551

Shareholder communications:
Class A	14,213
Class B	487
Class C	7,700
Class Y	3,120

Borrowing fees	386,501

Interest expense and fees on short-term floating rate notes issued (See Note 4)	233,966

Interest expense on borrowings	109,114

Trustees’ compensation	5,774

Custodian fees and expenses	2,257

Other	175,092

Total expenses	4,902,770

Net Investment Income	14,549,519

Realized and Unrealized Gain (Loss)
Net realized gain on investment transactions	762,842

Net change in unrealized appreciation/depreciation on investment transactions	(27,232,735)

Net Decrease in Net Assets Resulting from Operations	$(11,920,374)

See accompanying Notes to Financial Statements.

30 OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended July 31, 2017	Year Ended July 31, 2016

Operations
Net investment income	$14,549,519	$17,872,233

Net realized gain	762,842	2,490,401

Net change in unrealized appreciation/depreciation	(27,232,735)	14,840,351

Net increase (decrease) in net assets resulting from operations	(11,920,374)	35,202,985

Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	(9,969,457)	(12,974,635)
Class B	(77,318)	(147,184)
Class C	(4,031,761)	(5,310,058)
Class Y	(1,454,078)	(1,219,633)

	(15,532,614)	(19,651,510)

Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class A	(32,878,334)	(16,003,401)
Class B	(1,052,793)	(1,680,867)
Class C	(18,824,104)	(11,680,065)
Class Y	10,270,816	4,246,954

	(42,484,415)	(25,117,379)

Net Assets
Total decrease	(69,937,403)	(9,565,904)

Beginning of period	413,797,657	423,363,561

End of period (including accumulated net investment income of $540,374 and $1,495,545, respectively)	$343,860,254	$413,797,657

See accompanying Notes to Financial Statements.

31 OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

STATEMENT OF CASH FLOWS For the Year Ended July 31, 2017

Cash Flows from Operating Activities
Net decrease in net assets from operations	$(11,920,374)

Adjustments to reconcile net decrease in net assets from operations to net cash provided by operating activities:
Purchase of investment securities	(35,083,079)
Proceeds from disposition of investment securities	59,797,183
Short-term investment securities, net	(1,230,938)
Premium amortization	1,749,548
Discount accretion	(1,970,706)
Net realized gain on investment transactions	(762,842)
Net change in unrealized appreciation/depreciation on investment transactions	27,232,735
Change in assets:
Decrease in other assets	10,133
Decrease in interest receivable	1,868,646
Increase in receivable for securities sold	(3,188,104)
Change in liabilities:
Increase in other liabilities	46,840
Increase in payable for securities purchased	1,165,990

Net cash provided by operating activities	37,715,032

Cash Flows from Financing Activities
Proceeds from borrowings	88,800,000
Payments on borrowings	(74,300,000)
Proceeds on short-term floating rate notes issued	4,745,000
Proceeds from shares sold	52,779,918
Payments on shares redeemed	(107,297,729)
Cash distributions paid	(2,457,490)

Net cash used in financing activities	(37,730,301)

Net decrease in cash	(15,269)

Cash, beginning balance	567,601

Cash, ending balance	$552,332

Supplemental disclosure of cash flow information:

Noncash financing activities not included herein consist of reinvestment of dividends and distributions of $13,108,682.

Cash paid for interest on borrowings—$94,042.

Cash paid for interest on short-term floating rate notes issued—$233,966.

See accompanying Notes to Financial Statements.

32 OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

FINANCIAL HIGHLIGHTS

Class A	Year Ended July 31, 2017	Year Ended July 31, 2016	Year Ended July 31, 2015	Year Ended July 31, 2014	Year Ended July 31, 2013

Per Share Operating Data
Net asset value, beginning of period	$9.70	$9.34	$9.67	$9.60	$10.68

Income (loss) from investment operations:
Net investment income[1]	0.38	0.43	0.48	0.52	0.50
Net realized and unrealized gain (loss)	(0.66)	0.40	(0.31)	0.07	(1.05)

Total from investment operations	(0.28)	0.83	0.17	0.59	(0.55)

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.40)	(0.47)	(0.50)	(0.52)	(0.53)

Net asset value, end of period	$9.02	$9.70	$9.34	$9.67	$9.60

Total Return, at Net Asset Value[2]	(3.01)%	9.25%	1.64%	6.40%	(5.43)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$207,958	$257,608	$263,873	$306,172	$368,177

Average net assets (in thousands)	$231,289	$260,521	$301,779	$326,496	$425,664

Ratios to average net assets:[3]
Net investment income	4.05%	4.55%	4.89%	5.58%	4.80%
Expenses excluding specific expenses listed below	0.90%	0.87%	0.87%	0.83%	0.76%
Interest and fees from borrowings	0.13%	0.22%	0.23%	0.15%	0.11%
Interest and fees on short-term floating rate notes issued[4]	0.06%	0.04%	0.07%	0.08%	0.06%

Total expenses	1.09%	1.13%	1.17%	1.06%	0.93%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.09%	1.13%	1.17%	1.06%[5]	0.91%

Portfolio turnover rate	9%	11%	7%	30%	24%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods less than one full year.

4. Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

5. Waiver was less than 0.005%.

See accompanying Notes to Financial Statements.

33 OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

FINANCIAL HIGHLIGHTS Continued

Class B	Year Ended July 31, 2017	Year Ended July 31, 2016	Year Ended July 31, 2015	Year Ended July 31, 2014	Year Ended July 31, 2013

Per Share Operating Data
Net asset value, beginning of period	$9.72	$9.36	$9.69	$9.62	$10.70

Income (loss) from investment operations:
Net investment income[1]	0.32	0.36	0.41	0.45	0.42
Net realized and unrealized gain (loss)	(0.66)	0.40	(0.31)	0.06	(1.06)

Total from investment operations	(0.34)	0.76	0.10	0.51	(0.64)

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.33)	(0.40)	(0.43)	(0.44)	(0.44)

Net asset value, end of period	$9.05	$9.72	$9.36	$9.69	$9.62

Total Return, at Net Asset Value[2]	(3.72)%	8.51%	0.86%	5.55%	(6.24)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,677	$2,885	$4,444	$6,351	$10,331

Average net assets (in thousands)	$2,187	$3,495	$5,540	$7,822	$15,007

Ratios to average net assets:[3]
Net investment income	3.42%	3.84%	4.13%	4.81%	3.96%
Expenses excluding specific expenses listed below	1.64%	1.63%	1.63%	1.63%	1.61%
Interest and fees from borrowings	0.13%	0.22%	0.23%	0.15%	0.11%
Interest and fees on short-term floating rate notes issued[4]	0.06%	0.04%	0.07%	0.08%	0.06%

Total expenses	1.83%	1.89%	1.93%	1.86%	1.78%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.83%	1.89%	1.93%	1.86%[5]	1.76%

Portfolio turnover rate	9%	11%	7%	30%	24%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods less than one full year.

4. Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

5. Waiver was less than 0.005%.

See accompanying Notes to Financial Statements.

34 OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

Class C	Year Ended July 31, 2017	Year Ended July 31, 2016	Year Ended July 31, 2015	Year Ended July 31, 2014	Year Ended July 31, 2013

Per Share Operating Data
Net asset value, beginning of period	$9.71	$9.35	$9.68	$9.61	$10.69

Income (loss) from investment operations:
Net investment income[1]	0.31	0.36	0.40	0.45	0.42
Net realized and unrealized gain (loss)	(0.64)	0.40	(0.30)	0.06	(1.05)

Total from investment operations	(0.33)	0.76	0.10	0.51	(0.63)

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.34)	(0.40)	(0.43)	(0.44)	(0.45)

Net asset value, end of period	$9.04	$9.71	$9.35	$9.68	$9.61

Total Return, at Net Asset Value[2]	(3.70)%	8.54%	0.87%	5.60%	(6.15)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$97,517	$124,488	$131,468	$142,154	$173,766

Average net assets (in thousands)	$112,466	$125,656	$142,243	$150,721	$194,185

Ratios to average net assets:[3]
Net investment income	3.36%	3.80%	4.06%	4.83%	4.04%
Expenses excluding specific expenses listed below	1.62%	1.61%	1.62%	1.59%	1.52%
Interest and fees from borrowings	0.13%	0.22%	0.23%	0.15%	0.11%
Interest and fees on short-term floating rate notes issued[4]	0.06%	0.04%	0.07%	0.08%	0.06%

Total expenses	1.81%	1.87%	1.92%	1.82%	1.69%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.81%	1.87%	1.92%	1.82%[5]	1.67%

Portfolio turnover rate	9%	11%	7%	30%	24%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods less than one full year.

4. Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

5. Waiver was less than 0.005%.

See accompanying Notes to Financial Statements.

35 OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

FINANCIAL HIGHLIGHTS Continued

Class Y	Year Ended July 31, 2017	Year Ended July 31, 2016	Year Ended July 31, 2015	Year Ended July 31, 2014	Year Ended July 31, 2013

Per Share Operating Data
Net asset value, beginning of period	$9.71	$9.35	$9.68	$9.60	$10.69

Income (loss) from investment operations:
Net investment income[1]	0.38	0.44	0.49	0.54	0.52
Net realized and unrealized gain (loss)	(0.63)	0.40	(0.30)	0.07	(1.07)

Total from investment operations	(0.25)	0.84	0.19	0.61	(0.55)

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.42)	(0.48)	(0.52)	(0.53)	(0.54)

Net asset value, end of period	$9.04	$9.71	$9.35	$9.68	$9.60

Total Return, at Net Asset Value[2]	(2.83)%	9.51%	1.79%	6.66%	(5.40)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$36,708	$28,817	$23,579	$23,842	$23,351

Average net assets (in thousands)	$32,570	$23,906	$25,005	$20,998	$25,821

Ratios to average net assets:[3]
Net investment income	4.10%	4.66%	5.02%	5.71%	4.94%
Expenses excluding specific expenses listed below	0.73%	0.71%	0.72%	0.69%	0.62%
Interest and fees from borrowings	0.13%	0.22%	0.23%	0.15%	0.11%
Interest and fees on short-term floating rate notes issued[4]	0.06%	0.04%	0.07%	0.08%	0.06%

Total expenses	0.92%	0.97%	1.02%	0.92%	0.79%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.92%	0.97%	1.02%	0.92%[5]	0.77%

Portfolio turnover rate	9%	11%	7%	30%	24%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods less than one full year.

4. Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

5. Waiver was less than 0.005%.

See accompanying Notes to Financial Statements.

36 OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS July 31, 2017

1. Organization

Oppenheimer Rochester New Jersey Municipal Fund (the “Fund”) is a separate series of Oppenheimer Multi-State Municipal Trust, a non-diversified, open-end management investment company registered under the Investment Company Act of 1940 (“1940 Act”), as amended. The Fund’s investment objective is to seek tax-free income. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OFI (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI.

The Fund offers Class A, Class C and Class Y shares, and previously offered Class B shares for new purchase through June 29, 2012. Subsequent to that date, no new purchases of Class B shares are permitted, however reinvestment of dividend and/or capital gain distributions and exchanges of Class B shares into and from other Oppenheimer funds are allowed. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class C shares are sold, and Class B shares were sold, without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). Class Y shares are sold to certain institutional investors or intermediaries without either a front-end sales charge or a CDSC, however, the intermediaries may impose charges on their accountholders who beneficially own Class Y shares. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B and C shares have separate distribution and/or service plans under which they pay fees. Class Y shares do not pay such fees. Class B shares will automatically convert to Class A shares 72 months after the date of purchase.

The following is a summary of significant accounting policies followed in the Fund’s preparation of financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. GAAP, are recorded on the ex-dividend date. Income distributions, if any,

37 OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued

2. Significant Accounting Policies (Continued)

are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid annually or at other times as deemed necessary by the Manager.

Investment Income. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdraft at a rate equal to the Prime Rate plus 0.35%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former Trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three preceding fiscal reporting period ends. The Fund has analyzed its tax positions for the fiscal year ended July 31, 2017, including open tax years, and does not believe there are any uncertain tax positions requiring recognition in the Fund’s financial statements.

The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

38 OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

2. Significant Accounting Policies (Continued)

Undistributed Net Investment Income	Undistributed Long-Term Gain	Accumulated Loss Carryforward[1,2,3,4]	Net Unrealized Depreciation Based on cost of Securities and Other Investments for Federal Income Tax Purposes

$7,117,620	$—	$140,391,178	$41,488,812

1. At period end, the Fund had $140,391,178 of net capital loss carryforward available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions. Details of the capital loss carryforwards are included in the table below. Capital loss carryovers with no expiration, if any, must be utilized prior to those with expiration dates.

Expiring

2018	$22,257,929
No expiration	118,133,249

Total	$140,391,178

2. During the reporting period, the Fund utilized $735,561 of capital loss carryforward to offset capital gains realized in that fiscal year.

3. During the previous reporting period, the Fund utilized $2,518,218 of capital loss carryforward to offset capital gains realized in that fiscal year.

4. During the reporting period, $18,113,753 of unused capital loss carryforward expired.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains are determined in accordance with federal income tax requirements, which may differ from the character of net investment income or net realized gains presented in those financial statements in accordance with U.S. GAAP. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

Accordingly, the following amounts have been reclassified for the reporting period. Net assets of the Fund were unaffected by the reclassifications.

Reduction to Paid-in Capital	Increase to Accumulated Net Investment Income	Reduction to Accumulated Net Realized Loss on Investments

$18,113,753	$27,924	$18,085,829

The tax character of distributions paid during the reporting periods:

	Year Ended July 31, 2017	Year Ended July 31, 2016

Distributions paid from:
Exempt-interest dividends	$15,041,090	$19,233,950
Ordinary income	491,524	417,560

Total	$15,532,614	$19,651,510

39 OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued

2. Significant Accounting Policies (Continued)

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes at period end are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$399,860,982 [1]

Gross unrealized appreciation	$14,848,956
Gross unrealized depreciation	(56,337,768)

Net unrealized depreciation	$(41,488,812)

1. The Federal tax cost of securities does not include cost of $18,717,348, which has otherwise been recognized for financial reporting purposes, related to bonds placed into trusts in conjunction with certain investment transactions. See the Inverse Floating Rate Securities note in Note 4.

Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Recent Accounting Pronouncement. In October 2016, the Securities and Exchange Commission (“SEC”) adopted amendments to rules under the Investment Company Act of 1940 (“final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. The final rules amend Regulation S-X and require funds to provide standardized, enhanced derivative disclosure in fund financial statements in a format designed for individual investors. The amendments to Regulation S-X also update the disclosures for other investments and investments in, and advances to affiliates and amend the rules regarding the general form and content of fund financial statements. The compliance date for the amendments to Regulation S-X is for reporting periods ended after August 1, 2017. The implementation of the rules will not have a material impact on the Fund’s financial statements.

3. Securities Valuation

The Fund calculates the net asset value of its shares as of 4:00 P.M. Eastern time, on each day the New York Stock Exchange (the “Exchange”) is open for trading, except in the case of a scheduled early closing of the Exchange, in which case the Fund will calculate net asset value of the shares as of the scheduled early closing time of the Exchange.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a fair valuation for any security for which market quotations are not readily

40 OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

3. Securities Valuation (Continued)

available. The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued primarily using unadjusted quoted market prices, when available, as supplied by third party pricing services or broker-dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, short-term notes, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the bid and asked prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices. Pricing services generally price debt securities assuming orderly transactions of an institutional “round lot” size, but some trades may occur in smaller, “odd lot” sizes, sometimes at lower prices than institutional round lot trades. Standard inputs generally considered by third-party pricing vendors include reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, as well as other appropriate factors.

Securities for which market quotations are not readily available or a significant event has occurred that would materially affect the value of the security, the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Those standardized fair valuation methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs may be used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial

41 OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued

3. Securities Valuation (Continued)

accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities at period end based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value

Assets Table
Investments, at Value:
Municipal Bonds and Notes
New Jersey	$—	$253,704,292	$—	$253,704,292
New York	—	18,426,078	—	18,426,078
U.S. Possessions	—	104,959,148	—	104,959,148

Total Assets	$—	$377,089,518	$—	$377,089,518

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

4. Investments and Risks

Inverse Floating Rate Securities. The Fund invests in inverse floating rate securities that pay interest at a rate that varies inversely with short-term interest rates. Because inverse floating rate securities are leveraged instruments, the value of an inverse floating rate security will change more significantly in response to changes in interest rates and other market fluctuations than the market value of a conventional fixed-rate municipal security of similar maturity and credit quality, including the municipal bond underlying an inverse floating rate security.

An inverse floating rate security is created as part of a financial transaction referred to as a

“tender option bond” transaction. In most cases, in a tender option bond transaction the Fund sells a fixed-rate municipal bond (the “underlying municipal bond”) to a trust (the “Trust”). The Trust then issues and sells short-term floating rate securities with a fixed principal amount representing a senior interest in the underlying municipal bond to third parties and a residual,

42 OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

4. Investments and Risks (Continued)

subordinate interest in the underlying municipal bond (referred to as an “inverse floating rate security”) to the Fund. The interest rate on the short-term floating rate securities resets periodically, usually weekly, to a prevailing market rate and holders of these securities are granted the option to tender their securities back to the Trust for repurchase at their principal amount plus accrued interest thereon (the “purchase price”) periodically, usually daily or weekly. A remarketing agent for the Trust is required to attempt to re-sell any tendered short-term floating rate securities to new investors for the purchase price. If the remarketing agent is unable to successfully re-sell the tendered short-term floating rate securities, a liquidity provider to the Trust must contribute cash to the Trust to ensure that the tendering holders receive the purchase price of their securities on the repurchase date.

Because holders of the short-term floating rate securities are granted the right to tender their securities to the Trust for repurchase at frequent intervals for the purchase price, with such payment effectively guaranteed by the liquidity provider, the securities generally bear short-term rates of interest commensurate with money market instruments. When interest is paid on the underlying municipal bond to the Trust, such proceeds are first used to pay the Trust’s administrative expenses and accrued interest to holders of the short-term floating rate securities, with any remaining amounts being paid to the Fund, as the holder of the inverse floating rate security. Accordingly, the amount of such interest on the underlying municipal bond paid to the Fund is inversely related to the rate of interest on the short-term floating rate securities. Additionally, because the principal amount of the short-term floating rate securities is fixed and is not adjusted in response to changes in the market value of the underlying municipal bond, any change in the market value of the underlying municipal bond is reflected entirely in a change to the value of the inverse floating rate security.

Typically, the terms of an inverse floating rate security grant certain rights to the Fund, as holder. For example, the Fund typically has the right upon request to require that the Trust compel a tender of the short-term floating rate securities to facilitate the Fund’s acquisition of the underlying municipal bond. Following such a request, the Fund pays the Trust the purchase price of the short-term floating rate securities and a specified portion of any market value gain on the underlying municipal bond since its deposit into the Trust, which the Trust uses to redeem the short-term floating rate securities. The Trust then distributes the underlying municipal bond to the Fund. Through the exercise of this right, the Fund can voluntarily terminate or “collapse” the Trust, terminate its investment in the related inverse floating rate security and obtain the underlying municipal bond. Additionally, the Fund also typically has the right to exchange with the Trust (i) a principal amount of short-term floating rate securities held by the Fund for a corresponding additional principal amount of the inverse floating rate security or (ii) a principal amount of the inverse floating rate security held by the Fund for a corresponding additional principal amount of short-term floating rate securities (which are typically then sold to other investors). Through the exercise of this right, the Fund may increase (or decrease) the principal amount of short-term floating rate securities outstanding, thereby increasing (or decreasing) the amount of leverage provided by the short-term floating rate securities to the Fund’s investment exposure to the underlying municipal bond.

The Fund’s investments in inverse floating rate securities involve certain risks. As short-term

43 OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued

4. Investments and Risks (Continued)

interest rates rise, an inverse floating rate security produces less current income (and, in extreme cases, may pay no income) and as short-term interest rates fall, an inverse floating rate security produces more current income. Thus, if short-term interest rates rise after the issuance of the inverse floating rate security, any yield advantage is reduced or eliminated. All inverse floating rate securities entail some degree of leverage represented by the outstanding principal amount of the related short-term floating rate securities, relative to the par value of the underlying municipal bond. The value of, and income earned on, an inverse floating rate security that has a higher degree of leverage will fluctuate more significantly in response to changes in interest rates and to changes in the market value of the related underlying municipal bond than that of an inverse floating rate security with a lower degree of leverage, and is more likely to be eliminated entirely under adverse market conditions. Changes in the value of an inverse floating rate security will also be more significant than changes in the market value of the related underlying municipal bond because the leverage provided by the related short-term floating rate securities increases the sensitivity of an inverse floating rate security to changes in interest rates and to the market value of the underlying municipal bond. An inverse floating rate security can be expected to underperform fixed-rate municipal bonds when the difference between long-term and short-term interest rates is decreasing (or is already small) or when long-term interest rates are rising, but can be expected to outperform fixed-rate municipal bonds when the difference between long-term and short-term interest rates is increasing (or is already large) or when long-term interest rates are falling. Additionally, a tender option bond transaction typically provides for the automatic termination or “collapse” of a Trust upon the occurrence of certain adverse events, usually referred to as “mandatory tender events” or “tender option termination events.” These events may include, among others, a credit ratings downgrade of the underlying municipal bond below a specified level, a decrease in the market value of the underlying municipal bond below a specified amount, a bankruptcy of the liquidity provider or the inability of the remarketing agent to resell to new investors short-term floating rate securities that have been tendered for repurchase by holders thereof. Following the occurrence of such an event, the underlying municipal bond is generally sold for current market value and the proceeds distributed to holders of the short-term floating rate securities and inverse floating rate security, with the holder of the inverse floating rate security (the Fund) generally receiving the proceeds of such sale only after the holders of the short-term floating rate securities have received proceeds equal to the purchase price of their securities (and the liquidity provider is generally required to contribute cash to the Trust only in an amount sufficient to ensure that the holders of the short-term floating rate securities receive the purchase price of their securities in connection with such termination of the Trust). Following the occurrence of such events, the Fund could potentially lose the entire amount of its investment in the inverse floating rate security.

Finally, the Fund may enter into shortfall/reimbursement agreements with the liquidity provider of certain tender option bond transactions in connection with certain inverse floating rate securities held by the Fund. These agreements commit the Fund to reimburse the liquidity provider to the extent that the liquidity provider must provide cash to a Trust, including following the termination of a Trust resulting from the occurrence of a “mandatory tender

44 OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

4. Investments and Risks (Continued)

event.” In connection with the occurrence of such an event and the termination of the Trust triggered thereby, the shortfall/reimbursement agreement will make the Fund liable for the amount of the negative difference, if any, between the liquidation value of the underlying municipal bond and the purchase price of the short-term floating rate securities issued by the Trust. Under the standard terms of a tender option bond transaction, absent such a shortfall/ reimbursement agreement, the Fund, as holder of the inverse floating rate security, would not be required to make such a reimbursement payment to the liquidity provider. The Manager monitors the Fund’s potential exposure with respect to these agreements on a daily basis and intends to take action to terminate the Fund’s investment in related inverse floating rate securities, if it deems it appropriate to do so.

When the Fund creates an inverse floating rate security in a tender option bond transaction by selling an underlying municipal bond to a Trust, the transaction is considered a secured borrowing for financial reporting purposes. As a result of such accounting treatment, the Fund includes the underlying municipal bond on its Statement of Investments and as an asset on its Statement of Assets and Liabilities (but does not separately include the related inverse floating rate security on either). The Fund also includes a liability on its Statement of Assets and Liabilities equal to the outstanding principal amount and accrued interest on the related short-term floating rate securities issued by the Trust. Interest on the underlying municipal bond is recorded as investment income on the Fund’s Statement of Operations, while interest payable on the related short-term floating rate securities is recorded as interest expense. At period end, municipal bond holdings with a value of $33,738,654 shown on the Fund’s Statement of Investments are held by such Trusts and serve as the underlying municipal bonds for the related $18,875,000 in short-term floating rate securities issued and outstanding at that date.

At period end, the inverse floating rate securities associated with tender option bond transactions accounted for as secured borrowings were as follows:

Principal Amount	Inverse Floater[1]	Coupon Rate[2]	Maturity Date	Value

$ 2,500,000	NJ GO Tender Option Bond Series 2017-XF0553-1 Trust	7.006%	6/1/27	$3,294,050
2,500,000	NJ GO Tender Option Bond Series 2017-XF0553-2 Trust	7.006	6/1/28	3,250,150
1,645,000	NJ Hsg. & Mtg. Finance Agency (Single Family Hsg.) Tender Option Bond Series 2015-XF0015 Trust	6.438	10/1/27	1,649,820
460,000	NJ Hsg. & Mtg. Finance Agency (Single Family Hsg.) Tender Option Bond Series 2015-XF0015-2 Trust	7.065	10/1/37	467,061
1,585,000	Rutgers State University NJ Tender Option Bond Series 2015-XF2105 Trust	12.931	5/1/29	2,557,556
1,345,000	Rutgers State University NJ Tender Option Bond Series 2015-XF2105-2 Trust	12.950	5/1/30	2,135,537
1,000,000	Rutgers State University NJ Tender Option Bond Series 2015-XF2105-3 Trust	12.950	5/1/38	1,509,480

				$14,863,654

45 OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued

4. Investments and Risks (Continued)

1. For a list of abbreviations used in the Inverse Floater table see the Portfolio Abbreviations table at the end of the Statement of Investments.

2. Represents the current interest rate for the inverse floating rate security.

The Fund may also purchase an inverse floating rate security created as part of a tender option bond transaction not initiated by the Fund when a third party, such as a municipal issuer or financial institution, transfers an underlying municipal bond to a Trust. For financial reporting purposes, the Fund includes the inverse floating rate security related to such transaction on its Statement of Investments and as an asset on its Statement of Assets and Liabilities, and interest on the security is recorded as investment income on the Fund’s Statement of Operations.

The Fund may invest in inverse floating rate securities with any degree of leverage (as measured by the outstanding principal amount of related short-term floating rate securities). However, the Fund may only expose up to 20% of its total assets to the effects of leverage from its investments in inverse floating rate securities. This limitation is measured by comparing the aggregate principal amount of the short-term floating rate securities that are related to the inverse floating rate securities held by the Fund to the total assets of the Fund. The Fund’s exposure to the effects of leverage from its investments in inverse floating rate securities amounts to $18,875,000 or 4.90% of its total assets at period end.

Securities on a When-Issued or Delayed Delivery Basis. The Fund may purchase securities on a “when-issued” basis, and may purchase or sell securities on a “delayed delivery” basis. “When-issued” or “delayed delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Fund’s net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.

At period end, the Fund had purchased securities issued on a delayed delivery basis as follows:

When-Issued or Delayed Delivery Basis Transactions

Purchased securities	$1,165,990

46 OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

4. Investments and Risks (Continued)

Credit Risk. The Fund invests in high-yield, non-investment-grade bonds, which may be subject to a greater degree of credit risk. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. The Fund may acquire securities that have missed an interest payment, and is not obligated to dispose of securities whose issuers or underlying obligors subsequently miss an interest payment.

In June 2016, Congress passed the Puerto Rico Oversight, Management, and Economic Stability Act (“PROMESA”). PROMESA established a federally-appointed fiscal oversight board (the “Oversight Board”) to oversee Puerto Rico’s financial operations and allows the Oversight Board to file cases on behalf of the Commonwealth of Puerto Rico or one of its instrumentalities to restructure debt and other obligations of the relevant entity in a “Title III” proceeding. Title III incorporates many provisions of the federal Bankruptcy Code for U.S. territories, and incorporates legal mechanisms for a litigation stay and restructuring of pension and debt obligations, among other provisions. In early May 2017, Title III petitions were filed for the Commonwealth of Puerto Rico and the Puerto Rico Sales Tax Financing Corporation (“COFINA”), two of the largest issuers of Puerto Rico debt. Title III petitions for Puerto Rico Highways & Transportation Authority (“PRHTA”) and Puerto Rico Electric Power Authority (“PREPA”) were subsequently filed in mid-May and early July, respectively. Title III petitions for additional Puerto Rican instrumentalities are expected to be filed. These restructuring proceedings create uncertainty as to the treatment of claims of varying degrees of seniority and the levels and priorities of payment from the affected entities.

Information concerning securities not accruing interest at period end is as follows:

Cost	$91,898,195
Market Value	$45,591,216
Market Value as % of Net Assets	13.26%

Concentration Risk. The Fund invests a large percentage of its total assets in obligations of issuers within its respective state and U.S. territories. Risks may arise from geographic concentration in any state, commonwealth or territory, such as Puerto Rico, the U.S. Virgin Islands, Guam or the Northern Mariana Islands. Certain economic, regulatory or political developments occurring in the state, commonwealth or territory such as ongoing developments in Puerto Rico may impair the ability of certain issuers of municipal securities to pay principal and interest on their obligations.

5. Market Risk Factors

The Fund’s investments in securities and/or financial derivatives may expose the Fund to various market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer of debt to meet interest and

47 OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued

5. Market Risk Factors (Continued)

principal payments, or both, as they come due. In general, lower-grade, higher-yield debt securities are subject to credit risk to a greater extent than lower-yield, higher-quality securities.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

6. Shares of Beneficial Interest

The Fund has authorized an unlimited number of no par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Year Ended July 31, 2017		Year Ended July 31, 2016
	Shares	Amount	Shares	Amount
Class A
Sold	2,501,657	$23,393,526	3,556,353	$33,535,045
Dividends and/or distributions reinvested	899,783	8,406,903	1,147,742	10,833,920
Redeemed	(6,922,609)	(64,678,763)	(6,395,485)	(60,372,366)
Net decrease	(3,521,169)	$(32,878,334)	(1,691,390)	$(16,003,401)

Class B
Sold	166	$1,509	7,446	$70,399
Dividends and/or distributions reinvested	7,818	73,424	13,888	131,357
Redeemed	(119,541)	(1,127,726)	(199,204)	(1,882,623)
Net decrease	(111,557)	$(1,052,793)	(177,870)	$(1,680,867)

48 OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

6. Shares of Beneficial Interest (Continued)

	Year Ended July 31, 2017		Year Ended July 31, 2016
	Shares	Amount	Shares	Amount
Class C
Sold	677,554	$6,313,913	993,527	$9,389,985
Dividends and/or distributions reinvested	354,830	3,318,598	447,407	4,227,603
Redeemed	(3,062,135)	(28,456,615)	(2,680,931)	(25,297,653)
Net decrease	(2,029,751)	$(18,824,104)	(1,239,997)	$(11,680,065)

Class Y
Sold	2,435,390	$22,697,741	1,230,343	$11,650,668
Dividends and/or distributions reinvested	140,507	1,309,757	104,867	992,069
Redeemed	(1,480,370)	(13,736,682)	(890,241)	(8,395,783)
Net increase	1,095,527	$10,270,816	444,969	$4,246,954

7. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the reporting period were as follows:

	Purchases	Sales
Investment securities	$35,083,079	$59,797,183

8. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule
Up to $200 million	0.60%
Next $100 million	0.55
Next $200 million	0.50
Next $250 million	0.45
Next $250 million	0.40
Over $1 billion	0.35

The Fund’s effective management fee for the reporting period was 0.57% of average annual net assets before any applicable waivers.

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the investment management fee collected by the Manager from the Fund, which shall be calculated after any investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

Transfer Agent Fees. OFI Global (the “Transfer Agent”) serves as the transfer and

49 OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued

8. Fees and Other Transactions with Affiliates (Continued)

shareholder servicing agent for the Fund. The Fund pays the Transfer Agent a fee based on annual net assets, which shall be calculated after any applicable fee waivers. Fees incurred and average net assets for each class with respect to these services are detailed in the Statement of Operations and Financial Highlights, respectively.

Sub-Transfer Agent Fees. The Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI (the “Sub-Transfer Agent”), to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Trustees’ Compensation. The Fund has adopted an unfunded retirement plan (the “Plan”) for the Fund’s Independent Trustees. Benefits are based on years of service and fees paid to each Trustee during their period of service. The Plan was frozen with respect to adding new participants effective December 31, 2006 (the “Freeze Date”) and existing Plan Participants as of the Freeze Date will continue to receive accrued benefits under the Plan. Active

Independent Trustees as of the Freeze Date have each elected a distribution method with respect to their benefits under the Plan. During the reporting period, the Fund’s projected benefit obligations, payments to retired Trustees and accumulated liability were as follows:

Projected Benefit Obligations Increased	$—
Payments Made to Retired Trustees	4,286
Accumulated Liability as of July 31, 2017	30,983

The Fund’s Board of Trustees (“Board”) has adopted a compensation deferral plan for Independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of Trustees’ fees under the plan will not affect the net assets of the Fund and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.

50 OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

8. Fees and Other Transactions with Affiliates (Continued)

Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.15% of the daily net assets of Class A shares of the Fund. Effective April 3, 2017, this rate changed to 0.25%. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

Distribution and Service Plans for Class B and Class C Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class B and Class C shares pursuant to Rule 12b-1 under the 1940 Act to compensate the Distributor for distributing those share classes, maintaining accounts and providing shareholder services. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class B and Class C shares’ daily net assets. The Fund also pays a service fee under the Plans at an annual rate of 0.15% of daily net assets. The Plans continue in effect from year to year only if the Fund’s Board of Trustees votes annually to approve their continuance at an in person meeting called for that purpose. Fees incurred by the Fund under the Plans are detailed in the Statement of Operations.

Sales Charges. Front-end sales charges and CDSC do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

Year Ended	Class A Front-End Sales Charges Retained by Distributor	Class A Contingent Deferred Sales Charges Retained by Distributor	Class B Contingent Deferred Sales Charges Retained by Distributor	Class C Contingent Deferred Sales Charges Retained by Distributor	Class Y Contingent Deferred Sales Charges Retained by Distributor
July 31, 2017	$26,059	$185	$2,067	$3,278	$—

9. Borrowings and Other Financing

Borrowings. The Fund can borrow money from banks in amounts up to one third of its total assets (including the amount borrowed) less all liabilities and indebtedness other than borrowings (meaning that the value of those assets must be at least 300% of the amount borrowed). The Fund can use those borrowings for investment-related purposes such as purchasing portfolio securities. The Fund also may borrow to meet redemption obligations or

51 OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued

9. Borrowings and Other Financing (Continued)

for temporary and emergency purposes. When the Fund invests borrowed money in portfolio securities, it is using a speculative investment technique known as leverage and changes in the value of the Fund’s investments will have a larger effect on its share price than if it did not borrow because of the effect of leverage.

The Fund can also use the borrowings for other investment-related purposes, including in connection with the Fund’s inverse floater investments as discussed in Note 4. The Fund may use the borrowings to reduce the leverage amount of, or unwind or “collapse” trusts that issued “inverse floaters” owned by the Fund, or in circumstances in which the Fund has entered into a shortfall and forbearance agreement with the sponsor of the inverse floater trust to meet the Fund’s obligation to reimburse the sponsor of the inverse floater for the difference between the liquidation value of the underlying bond and the amount due to holders of the short-term floating rate notes issued by the Trust. See the discussion in Note 4 (Inverse Floating Rate Securities) for additional information.

The Fund will pay interest and may pay other fees in connection with loans. If the Fund does borrow, it will be subject to greater expenses than funds that do not borrow. The interest on borrowed money and the other fees incurred in conjunction with loans are an expense that might reduce the Fund’s yield and return. Expenses incurred by the Fund with respect to interest on borrowings and commitment fees are disclosed separately or as other expenses on the Statement of Operations.

The Fund entered into a Revolving Credit and Security Agreement (the “Agreement”) with conduit lenders and Citibank N.A. which enables it to participate with certain other Oppenheimer funds in a committed, secured borrowing facility that permits borrowings of up to $2.5 billion, collectively, by the Oppenheimer Rochester Funds. To secure the loan, the Fund pledges investment securities in accordance with the terms of the Agreement. Securities held in collateralized accounts to cover these borrowings are noted in the Statement of Investments. Interest is charged to the Fund, based on its borrowings, at current commercial paper issuance rates (1.1825% at period end). The Fund pays additional fees monthly to its lender on its outstanding borrowings to manage and administer the facility and is allocated its pro-rata share of an annual structuring fee and ongoing commitment fees both of which are based on the total facility size. Total fees and interest that are included in expenses on the Fund’s Statement of Operations related to its participation in the borrowing facility during the reporting period equal 0.10% of the Fund’s average net assets on an annualized basis. The Fund has the right to prepay such loans and terminate its participation in the conduit loan facility at any time upon prior notice.

At period end, the Fund had borrowings outstanding at an interest rate of 1.1825%.

Details of the borrowings for the reporting period are as follows:

Average Daily Loan Balance	$11,745,753
Average Daily Interest Rate	0.891%
Fees Paid	$269,400
Interest Paid	$94,042

Reverse Repurchase Agreements. The Fund may engage in reverse repurchase

52 OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

9. Borrowings and Other Financing (Continued)

agreements. A reverse repurchase agreement is the sale of one or more securities to a counterparty at an agreed-upon purchase price with the simultaneous agreement to repurchase those securities on a future date at a higher repurchase price. The repurchase price represents the repayment of the purchase price and interest accrued thereon over the term of the repurchase agreement. The cash received by the Fund in connection with a reverse repurchase agreement may be used for investment-related purposes such as purchasing portfolio securities or for other purposes such as those described in the preceding “Borrowings” note.

The Fund entered into a Committed Repurchase Transaction Facility (the “Facility”) with J.P. Morgan Securities LLC (the “counterparty”) which enables it to participate with certain other Oppenheimer funds in a committed reverse repurchase agreement facility that permits aggregate outstanding reverse repurchase agreements of up to $750 million, collectively. Interest is charged to the Fund on the purchase price of outstanding reverse repurchase agreements at current LIBOR rates plus an applicable spread. The Fund is also allocated its pro-rata share of an annual structuring fee based on the total Facility size and ongoing commitment fees based on the total unused amount of the Facility. The Fund retains the economic exposure to fluctuations in the value of securities subject to reverse repurchase agreements under the Facility and therefore these transactions are considered secured borrowings for financial reporting purposes. The Fund also continues to receive the economic benefit of interest payments received on securities subject to reverse repurchase agreements, in the form of a direct payment from the counterparty. These payments are included in interest income on the Statement of Operations. Total fees and interest related to the Fund’s participation in the Facility during the reporting period are included in expenses on the Fund’s Statement of Operations and equal 0.03% of the Fund’s average net assets on an annualized basis.

The securities subject to reverse repurchase agreements under the Facility are valued on a daily basis. To the extent this value, after adjusting for certain margin requirements of the Facility, exceeds the cash proceeds received, the Fund may request the counterparty to return securities equal in margin value to this excess. To the extent that the cash proceeds received exceed the margin value of the securities subject to the transaction, the counterparty may request additional securities from the Fund. The Fund has the right to declare each Wednesday as the repurchase date for any outstanding reverse repurchase agreement upon delivery of advanced notification and may also recall any security subject to such a transaction by substituting eligible securities of equal or greater margin value according to the Facility’s terms.

The Fund executed no transactions under the Facility during the reporting period.

Details of reverse repurchase agreement transactions for the reporting period are as follows:

Fees Paid	$98,095

10. Subsequent Event

Since the reporting period end there have been two hurricanes that impacted Puerto Rico and

53 OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued

10. Subsequent Event (Continued)

the U.S. Virgin Islands causing significant damages. While the full impact of these storms is uncertain, subsequent to fiscal year end and through financial statement issuance date, the change in market value of the Fund’s investments in Puerto Rico and the U.S. Virgin Islands had a negative impact on the Fund’s net assets by less than 2.5%.

54 OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of Oppenheimer Multi-State Municipal Trust:

We have audited the accompanying statement of assets and liabilities of Oppenheimer Rochester New Jersey Municipal Fund (the Fund), a separate series of Oppenheimer Multi-State Municipal Trust, including the statement of investments, as of July 31, 2017, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2017, by correspondence with the custodian, and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Rochester New Jersey Municipal Fund as of July 31, 2017, the results of its operations and cash flows for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Denver, Colorado

September 28, 2017

55 OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

FEDERAL INCOME TAX INFORMATION Unaudited

In early 2017, if applicable, shareholders of record received information regarding all dividends and distributions paid to them by the Fund during calendar year 2016.

None of the dividends paid by the Fund during the reporting period are eligible for the corporate dividend-received deduction. 96.84% of the dividends were derived from interest on municipal bonds and are not subject to federal income taxes. To the extent a shareholder is subject to any state or local tax laws, some or all of the dividends received may be taxable.

The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.

56 OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

PORTFOLIO PROXY VOTING POLICIES AND GUIDELINES;

UPDATES TO STATEMENTS OF INVESTMENTS Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Guidelines under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Guidelines is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), (ii) on the Fund’s website at www.oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Householding—Delivery of Shareholder Documents

This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.

Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.

57 OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

DISTRIBUTION SOURCES Unaudited

For any distribution that took place over the last six months of the Fund’s reporting period, the table below details on a per-share basis the percentage of the Fund’s total distribution payment amount that was derived from the following sources: net income, net profit from the sale of securities, and other capital sources. Other capital sources represent a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income.” You should not draw any conclusions about each Fund’s investment performance from the amounts of these distributions. This information is based upon income and capital gains using generally accepted accounting principles as of the date of each distribution. Because the Fund is actively managed, the relative amount of the Fund’s total distributions derived from various sources over the calendar year may change. Please note that this information should not be used for tax reporting purposes as the tax character of distributable income may differ from the amounts used for this notification. You will receive IRS tax forms in the first quarter of each calendar year detailing the actual amount of the taxable and non-taxable portion of distributions paid to you during the tax year.

For the most current information, please go to oppenheimerfunds.com. Select your Fund, then the ’Detailed’ tab; where ‘Dividends’ are shown, the Fund’s latest pay date will be followed by the sources of any distribution, updated daily.

Fund Name	Pay Date	Net Income	Net Profit from Sale	Other Capital Sources

Oppenheimer Rochester New Jersey Municipal Fund	2/21/17	89.5%	0.3%	10.2%

Oppenheimer Rochester New Jersey Municipal Fund	5/23/17	85.7%	0.0%	14.3%

Oppenheimer Rochester New Jersey Municipal Fund	6/27/17	14.4%	0.0%	85.6%

Oppenheimer Rochester New Jersey Municipal Fund	7/25/17	43.9%	0.0%	56.1%

58 OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

TRUSTEES AND OFFICERS Unaudited

Name, Position(s) Held with the Fund, Length of Service, Year of Birth	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held; Number of Portfolios in the Fund Complex Currently Overseen

INDEPENDENT TRUSTEES	The address of each Trustee in the chart below is 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Trustee serves for an indefinite term, or until his or her resignation, retirement, death or removal.

Brian F. Wruble, Chairman of the Board of Trustees (since 2007) and Trustee (since 2005) Year of Birth: 1943	Governor of Community Foundation of the Florida Keys (non-profit) (since July 2012); Director of TCP Capital, Inc. (since November 2015); Chairman Emeritus of the Board of Trustees (since August 2011), Chairman of the Board of Trustees (August 2007-August 2011), Trustee of the Board of Trustees (since August 1991) of The Jackson Laboratory (non-profit); Member of Zurich Insurance Group’s Investment Management Advisory Council (insurance) (October 2004-February 2017); Treasurer (since 2007) and Trustee (since May 1992) of the Institute for Advanced Study (non-profit educational institute); Director of Special Value Opportunities Fund, LLC (registered investment company) (affiliate of the Sub- Adviser’s parent company) (September 2004-June 2015); General Partner of Odyssey Partners, L.P. (hedge fund) (September 1995-December 2007); Special Limited Partner of Odyssey Investment Partners, LLC (private equity investment) (January 1999-September 2004). Oversees 57 portfolios in the OppenheimerFunds complex. Mr. Wruble has served on the Boards of certain Oppenheimer funds since April 2001, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Beth Ann Brown, Trustee (since 2016) Year of Birth: 1968	Advisor, Board of Advisors of Caron Engineering Inc. (since December 2014); Independent Consultant (since September 2012); held the following positions at Columbia Management Investment Advisers LLC: Head of Intermediary Distribution (2008-2012), Managing Director, Strategic Relations (2005-2008), Managing Director, Head of National Accounts (2004-2005); Senior Vice President, National Account Manager (2002-2004), Senior Vice President, Key Account Manager (1999-2002) and Vice President, Key Account Manager (1996-1999) of Liberty Funds Distributor, Inc.; President and Director, of Acton Shapleigh Youth Conservation Corps (non -profit) (2012-2015); and Vice President and Director of Grahamtastic Connection (non-profit) (since May 2013). Oversees 57 portfolios in the OppenheimerFunds complex. Ms. Brown has served on the Boards of certain Oppenheimer funds since January 2016, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Edmund P. Giambastiani, Jr., Trustee (since 2013) Year of Birth: 1948	Advisory Board Member of the Maxwell School of Citizenship and Public Affairs of Syracuse University (since April 2012); Director of Mercury Defense Systems Inc. (information technology) (August 2011-February 2013); Trustee of the U.S. Naval Academy Foundation Athletic & Scholarship Program (since November 2010); Advisory Board Member of the Massachusetts Institute of Technology Lincoln Laboratory (federally-funded research development center) (since May 2010); Director of The Boeing Company (aerospace and defense) (since October 2009); Trustee of MITRE Corporation (federally-funded research development center) (since September 2008); Independent Director of QinetiQ Group Plc (defense technology and security) (February 2008-August 2011); Chairman of Monster Worldwide, Inc. (on-line career services) (March 2015-November 2016),

59 OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

TRUSTEES AND OFFICERS Unaudited / Continued

Edmund P. Giambastiani, Jr., Continued	Director of Monster Worldwide, Inc. (on-line career services) (February 2008-June 2011); Lead Director (June 2011-March 2015); Chairman of Alenia North America, Inc. (military and defense products) (January 2008-October 2009); Director of SRA International, Inc. (information technology and services) (January 2008-July 2011); President of Giambastiani Group LLC (national security and energy consulting) (since October 2007); United States Navy, career nuclear submarine officer (June 1970-October 2007), Vice Chairman of the Joint Chiefs of Staff (2005-October 2007), Supreme Allied Commander of NATO Commander Transformation (2003-2005), Commander, U.S. Joint Forces Command (2002-2005). Since his retirement from the U.S. Navy in October 2007, Admiral Giambastiani has also served on numerous U.S. Government advisory boards, investigations and task forces for the Secretaries of Defense, State and Interior and the Central Intelligence Agency. He recently completed serving as a federal commissioner on the Military Compensation and Retirement Modernization Commission. Oversees 57 portfolios in the OppenheimerFunds complex. Admiral Giambastiani has served on the Boards of certain Oppenheimer funds since February 2013, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations. For purposes of this report, Admiral Giambastiani is identified as a Trustee.

Elizabeth Krentzman, Trustee (since 2014) Year of Birth: 1959	Director of Cartica Management, LLC Funds (private investment funds) (since 2017); Trustee of University of Florida Law Center Association, Inc. (since 2016); Member of University of Florida Law Advisory Board, Washington, DC Alumni Group (since 2015); Advisory Board Member of the Securities and Exchange Commission Historical Society (since 2007); held the following positions at Deloitte & Touche LLP: Principal and Chief Regulatory Advisor for Asset Management Services (2007 - 2014) and U.S. Mutual Fund Leader (2011 - 2014); General Counsel of the Investment Company Institute (trade association) (June 2004 - April 2007); held the following positions at Deloitte & Touche LLP: National Director of the Investment Management Regulatory Consulting Practice (1997 - 2004), Principal (2003 - 2004), Director (1998 - 2003) and Senior Manager (1997 - 1998); Assistant Director of the Division of Investment Management - Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission (1996 - 1997) and various positions with the Division of Investment Management – Office of Regulatory Policy (1991 - 1996) of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP (1987 – 1991). Oversees 57 portfolios in the OppenheimerFunds complex. Ms. Krentzman has served on the Boards of certain Oppenheimer funds since August 2014, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Mary F. Miller, Trustee (since 2004) Year of Birth: 1942	Trustee of International House (not-for-profit) (since June 2007); Trustee of the American Symphony Orchestra (not-for-profit) (October 1998-November 2011); and Senior Vice President and General Auditor of American Express Company (financial services company) (July 1998-February 2003). Oversees 57 portfolios in the OppenheimerFunds complex. Ms. Miller has served on the Boards of certain Oppenheimer funds since August 2004, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

60 OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

Joel W. Motley, Trustee (since 2002) Year of Birth: 1952	Director of Office of Finance Federal Home Loan Bank (since September 2016); Director of Greenwall Foundation (since October 2013); Member of Board and Investment Committee of The Greenwall Foundation (since April 2013); Member of the Vestry of Trinity Wall Street (since April 2012); Director of Southern Africa Legal Services Foundation (since March 2012); Board Member of Pulitzer Center for Crisis Reporting (non-profit journalism) (since March 2011); Managing Director of Public Capital Advisors, LLC (privately-held financial advisor) (since January 2006); Managing Director of Carmona Motley, Inc. (privately-held financial advisor) (since January 2002); Director of Columbia Equity Financial Corp. (privately-held financial advisor) (2002-2007); Managing Director of Carmona Motley Hoffman Inc. (privately-held financial advisor) (January 1998-December 2001); Member of the Finance and Budget Committee of the Council on Foreign Relations, Member of the Investment Committee and Board of Human Rights Watch (since July 2000) and Member of the Investment Committee and Board of Historic Hudson Valley (since February 2010). Oversees 57 portfolios in the OppenheimerFunds complex. Mr. Motley has served on the Boards of certain Oppenheimer funds since October 2002, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Joanne Pace, Trustee (since 2013) Year of Birth: 1958	Advisory Board Director of Massey Quick and Company, LLC (since October 2014); Board Director of Horizon Blue Cross Blue Shield of New Jersey (since November 2012); Advisory Board Director of The Alberleen Group LLC (since March, 2012); Board Member (since January 2015), Board Member of 100 Women in Hedge Funds (non-profit) (since January 2015); Advisory Council Member of Morgan Stanley Children’s Hospital (non-profit) (since May, 2012); Senior Advisor of SECOR Asset Management, LP (2010-2011); Managing Director and Chief Operating Officer of Morgan Stanley Investment Management (2006-2010); Partner and Chief Operating Officer of FrontPoint Partners, LLC (hedge fund) (2005-2006); held the following positions at Credit Suisse: Managing Director (2003-2005); Global Head of Human Resources and member of Executive Board and Operating Committee (2004-2005), Global Head of Operations and Product Control (2003- 2004); held the following positions at Morgan Stanley: Managing Director (1997- 2003), Controller and Principal Accounting Officer (1999-2003); Chief Financial Officer (temporary assignment) for the Oversight Committee, Long Term Capital Management (1998-1999). Lead Independent Director and Chair of the Audit and Nominating Committee of The Global Chartist Fund, LLC of Oppenheimer Asset Management (2011-2012); Board Director of Managed Funds Association (2008- 2010); Board Director of Morgan Stanley Foundation (2007-2010) and Investment Committee Chair (2008-2010). Oversees 57 portfolios in the OppenheimerFunds complex. Ms. Pace has served on the Boards of certain Oppenheimer funds since November 2012, including as an Advisory Board Member for certain Oppenheimer funds, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Board’s deliberations. For purposes of this report, Ms. Pace is identified as a Trustee.

61 OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

TRUSTEES AND OFFICERS Unaudited / Continued

Daniel Vandivort, Trustee (since 2014) Year of Birth: 1954	Chairman and Lead Independent Director/Trustee (March 2010-September 2014), Chairman of the Audit Committee (March 2009-September 2014) and Director/ Trustee (December 2008-September 2014) of the Board of Directors/Trustees of Value Line Funds; Trustee, Board of Trustees of Huntington Disease Foundation of America (since January 2015 and June 2007-December 2013) and Treasurer, Chairman of the Audit and Finance Committee (since January 2016); Trustee, Board of Trustees, RIM Retirement Savings Plan (2005-2007); President and Chief Investment Officer, Robeco Investment Management, formerly known as Weiss Peck and Greer (January 2005-June 2007); Member, Management Committee of Robeco Investment Management (2001-2007); Chairman and Trustee of the Board of Trustees of Weiss, Peck and Greer Funds (2004-2005); Managing Director and Head of Fixed Income, Weiss, Peck and Greer (November 1994-January 2005); Managing Director and Head of Fixed Income, CS First Boston Investment Management (January 1992-November 1994); Director, Global Product Development, First Boston Asset Management (November 1989 to January 1992); Vice President, Fixed Income Sales, First Boston Corp. (May 1984-November 1989). Oversees 57 portfolios in the OppenheimerFunds complex. Mr. Vandivort has served on the Boards of certain Oppenheimer funds since 2014, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

INTERESTED TRUSTEE AND OFFICER	Mr. Steinmetz is an “Interested Trustee” because he is affiliated with the Manager and the Sub-Adviser by virtue of his positions as Chairman of the Sub-Adviser and officer and director of the Manager. Both as a Trustee and as an officer, Mr. Steinmetz serves for an indefinite term, or until his resignation, retirement, death or removal. Mr. Steinmetz’s address is 225 Liberty Street, New York, New York 10281-1008.

Arthur P. Steinmetz, Trustee (since 2015), President and Principal Executive Officer (since 2014) Year of Birth: 1958	Chairman of the Sub-Adviser (since January 2015); CEO and Chairman of the Manager (since July 2014), President of the Manager (since May 2013), a Director of the Manager (since January 2013), Director of the Sub-Adviser (since July 2014), President, Management Director and CEO of Oppenheimer Acquisition Corp. (the Sub-Adviser’s parent holding company) (since July 2014), and President and Director of OFI SteelPath, Inc. (since January 2013). Chief Investment Officer of the OppenheimerFunds advisory entities from (January 2013-December 2013); Executive Vice President of the Manager (January 2013-May 2013); Chief Investment Officer of the Sub-Adviser (October 2010-December 2012); Chief Investment Officer, Fixed-Income, of the Sub-Adviser (April 2009-October 2010); Executive Vice President of the Sub-Adviser (October 2009-December 2012); Director of Fixed Income of the Sub-Adviser (January 2009-April 2009); and a Senior Vice President of the Sub-Adviser (March 1993-September 2009). An officer of 101 portfolios in the OppenheimerFunds complex.
OTHER OFFICERS OF THE FUND	The addresses of the Officers in the chart below are as follows: for Messrs. Cottier, Willis, DeMitry, Camarella, Pulire, Stein, Mss. Mossow, Lo Bessette, Foxson and Picciotto, 225 Liberty Street, New York, New York 10281-1008, for Mr. Petersen, 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Officer serves for an indefinite term or until his or her resignation, retirement, death or removal.
OTHER OFFICERS OF THE FUND	The addresses of the Officers in the chart below are as follows: for Messrs. Cottier, Willis, DeMitry, Camarella, Pulire, Stein, Mss. Mossow, Lo Bessette, Foxson and Picciotto, 225 Liberty Street, New York, New York 10281-1008, for Mr. Petersen, 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Officer serves for an indefinite term or until his or her resignation, retirement, death or removal.

Scott S. Cottier, Vice President (since 2005) Year of Birth: 1971	Senior Vice President of the Sub-Adviser (since January 2017) and a Senior Portfolio Manager (since September 2002). Vice President of the Sub-Adviser (September 2002-January 2017). Portfolio Manager and trader at Victory Capital Management (1999-2002). Team Leader, a Senior Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.

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Troy E. Willis, Vice President (since 2005) Year of Birth: 1972	Senior Vice President of the Sub-Adviser (since January 2017) and a Senior Portfolio Manager (since January 2006); Vice President of the Sub-Adviser (July 2009-January 2017); Assistant Vice President of the Sub-Adviser (July 2005- June 2009). Portfolio Manager of the Sub-Adviser (June 2002-December 2005). Corporate Attorney for Southern Resource Group (June 1999-July 2001). Team Leader, a Senior Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.

Mark R. DeMitry, Vice President (since 2009) Year of Birth: 1976	Vice President of the Sub-Adviser and a Senior Portfolio Manager (since July 2009); Associate Portfolio Manager of the Fund (September 2006- June 2009). Research Analyst of the Sub-Adviser (June 2003-September 2006) and a Credit Analyst of the Sub-Adviser (July 2001-May 2003). Senior Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.

Michael L. Camarella. Vice President (since 2009) Year of Birth: 1976	Vice President of the Sub-Adviser and a Senior Portfolio Manager (since January 2011); Assistant Vice President of the Sub-Adviser (July 2009-December 2010); Associate Portfolio Manager of the Sub-Adviser (January 2008-December 2010). Research Analyst of the Sub-Adviser (April 2006-December 2007) and a Credit Analyst of the Sub-Adviser (June 2003-March 2006). Senior Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.

Charles S. Pulire, Vice President (since 2011) Year of Birth: 1977	Vice President of the Sub-Adviser and a Senior Portfolio Manager (since February 2013); Assistant Vice President of the Sub-Adviser (December 2010-January 2013); Research Analyst of the Manager (February 2008-November 2010); Credit Analyst of the Sub-Adviser (May 2006-January 2008). Senior Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.

Elizabeth S. Mossow, Vice President (since 2016) Year of Birth: 1978	Vice President of the Sub-Adviser (since January 2016) and Senior Portfolio Manager of the Sub-Adviser (since January 2017); Portfolio Manager of the Sub- Adviser (January 2016-January 2017); Assistant Vice President of the Sub-Adviser (January 2011-January 2016). Associate Portfolio Manager (June 2013-January 2016). Research Analyst of the Sub-Adviser (June 2011-June 2013) and was a Credit Analyst of the Sub-Adviser (May 2007-May 2011). Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.

Richard A. Stein, Vice President (since 2007) Year of Birth: 1957	Director of the Rochester Credit Analysis team (since March 2004); Senior Vice President of the Sub-Adviser (since June 2011) and a Vice President of the Sub- Adviser (November 1997-May 2011); heads up the Rochester Credit Analysis team (since May 1993).

Cynthia Lo Bessette, Secretary and Chief Legal Officer (since 2016) Year of Birth: 1969	Executive Vice President, General Counsel and Secretary of the Manager (since February 2016); Senior Vice President and Deputy General Counsel of the Manager (March 2015-February 2016); Chief Legal Officer of the Sub-Adviser and the Distributor (since February 2016); Vice President, General Counsel and Secretary of Oppenheimer Acquisition Corp. (since February 2016); General Counsel of OFI SteelPath, Inc., VTL Associates, LLC and Index Management Solutions, LLC (since February 2016); Chief Legal Officer of OFI Global Institutional, Inc., HarbourView Asset Management Corporation, OFI Global Trust Company, Oppenheimer Real Asset Management, Inc., OFI Private Investments Inc., Shareholder Services, Inc. and Trinity Investment Management Corporation (since February 2016); Corporate Counsel (February 2012-March 2015) and Deputy Chief Legal Officer (April 2013-March 2015) of Jennison Associates LLC; Assistant General Counsel (April 2008-September 2009) and Deputy General Counsel (October 2009-February 2012) of Lord Abbett & Co. LLC. An officer of 101 portfolios in the OppenheimerFunds complex.

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TRUSTEES AND OFFICERS Unaudited / Continued

Jennifer Foxson, Vice President and Chief Business Officer (since 2014) Year of Birth: 1969	Senior Vice President of OppenheimerFunds Distributor, Inc. (since June 2014); Vice President of OppenheimerFunds Distributor, Inc. (April 2006-June 2014); Vice President of the Sub-Adviser (January 1998-March 2006); Assistant Vice President of the Sub-Adviser (October 1991-December 1998). An officer of 101 portfolios in the OppenheimerFunds complex.

Mary Ann Picciotto, Chief Compliance Officer and Chief Anti-Money Laundering Officer (since 2014) Year of Birth: 1973	Senior Vice President and Chief Compliance Officer of the Manager (since March 2014); Chief Compliance Officer of the Sub-Adviser, OFI SteelPath, Inc., OFI Global Trust Company, OFI Global Institutional, Inc., Oppenheimer Real Asset Management, Inc., OFI Private Investments, Inc., Harborview Asset Management Corporation, Trinity Investment Management Corporation, and Shareholder Services, Inc. (since March 2014); Managing Director of Morgan Stanley Investment Management Inc. and certain of its various affiliated entities; Chief Compliance Officer of various Morgan Stanley Funds (May 2010-January 2014); Chief Compliance Officer of Morgan Stanley Investment Management Inc. (April 2007-January 2014). An officer of 101 portfolios in the OppenheimerFunds complex.

Brian S. Petersen, Treasurer and Principal Financial & Accounting Officer (since 2016) Year of Birth: 1970	Senior Vice President of the Manager (since January 2017); Vice President of the Manager (January 2013-January 2017); Vice President of the Sub-Adviser (February 2007-December 2012); Assistant Vice President of the Sub-Adviser (August 2002- 2007). An officer of 101 portfolios in the OppenheimerFunds complex.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and Officers and is available without charge upon request by calling 1.800.CALL OPP (225.5677).

64 OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

Manager	OFI Global Asset Management, Inc.

Sub-Adviser	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder	OFI Global Asset Management, Inc.
Servicing Agent

Sub-Transfer Agent	Shareholder Services, Inc.
DBA OppenheimerFunds Services

Independent Registered	KPMG LLP
Public Accounting Firm

© 2017 OppenheimerFunds, Inc. All rights reserved.

65 OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

PRIVACY POLICY NOTICE

As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.

Information Sources

We obtain nonpublic personal information about our shareholders from the following sources:

●	Applications or other forms
●	When you create a user ID and password for online account access
●	When you enroll in eDocs Direct,SM our electronic document delivery service
●	Your transactions with us, our affiliates or others
●	Technologies on our website, including: “cookies” and web beacons, which are used to collect data on the pages you visit and the features you use.

If you visit oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and assist you in other ways.

We do not collect personal information through our website unless you willingly provide it to us, either directly by email or in those areas of the website that request information. In order to update your personal information (including your mailing address, email address and phone number) you must first log on and visit your user profile.

If you have set your browser to warn you before accepting cookies, you will receive the warning message with each cookie. You can refuse cookies by turning them off in your browser. However, doing so may limit your access to certain sections of our website.

We use cookies to help us improve and manage our website. For example, cookies help us recognize new versus repeat visitors to the site, track the pages visited, and enable some special features on the website. This data helps us provide a better service for our website visitors.

Protection of Information

We do not disclose any non-public personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.

Disclosure of Information

Copies of confirmations, account statements and other documents reporting activity in your fund accounts are made available to your financial advisor (as designated by you). We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.

Right of Refusal

We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.

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Internet Security and Encryption

In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/or personal information should only be communicated via email when you are advised that you are using a secure website. As a security measure, we do not include personal or account information in non-secure emails, and we advise you not to send such information to us in non-secure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.

●	All transactions, including redemptions, exchanges and purchases, are secured by SSL and 256-bit encryption. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.
●	Encryption is achieved through an electronic scrambling technology that uses a “key” to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with a secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.
●	You can exit the secure area by either closing your browser, or for added security, you can use the Log Out button before you close your browser.

Other Security Measures

We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.

How You Can Help

You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, safeguard that information. Also, take special precautions when accessing your account on a computer used by others.

Who We Are

This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds, Inc., each of its investment adviser subsidiaries, OppenheimerFunds Distributor, Inc. and OFI Global Trust Co. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number—whether or not you remain a shareholder of our funds. This notice was last updated November 2016. In the event it is updated or changed, we will post an updated notice on our website at oppenheimerfunds.com. If you have any questions about this privacy policy, write to us at P.O. Box 5270, Denver, CO 80217-5270, email us by clicking on the Contact Us section of our website at oppenheimerfunds.com or call us at 1.800.CALL OPP (225.5677).

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OppenheimerFunds®

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Visit us at oppenheimerfunds.com for 24-hr access to account information and transactions or call us at 800.CALL OPP (800.225.5677) for 24-hr automated information and automated transactions. Representatives also available Mon–Fri 8am-8pm ET.

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Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc.

225 Liberty Street, New York, NY 10281-1008

© 2017 OppenheimerFunds Distributor, Inc. All rights reserved.

RA0395.001.0717 September 26, 2017

Annual Report	7/31/2017

Oppenheimer Rochester ® Pennsylvania Municipal Fund

Class A Shares

AVERAGE ANNUAL TOTAL RETURNS AT 7/31/17

	Class A Shares of the Fund
	Without Sales Charge	With Sales Charge	Bloomberg Barclays Municipal Bond Index
1-Year	2.96%	-1.93%	0.26%
5-Year	3.77	2.76	3.10
10-Year	3.89	3.39	4.60

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund returns include changes in share price, reinvested distributions, and a 4.75% maximum applicable sales charge except where “without sales charge” is indicated. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677).

Our Twitter handle is @RochesterFunds.

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Fund Performance Discussion

Oppenheimer Rochester Pennsylvania Municipal Fund continued to generate attractive levels of tax-free income during the most recent reporting period. As of July 31, 2017, the Class A shares provided a distribution yield at net asset value (NAV) of 4.80% and a yield-driven, 12-month total return of 2.96% at NAV. Over the same period, the Fund’s benchmark, the Bloomberg Barclays Municipal Bond Index, provided a total return of 0.26%. Tax-free income comprised 100% of the total return this reporting period.

MARKET OVERVIEW

During this reporting period, U.S. equities rallied and yields on AAA-rated municipal bonds and Treasury securities improved. The price declines in the municipal bond market, which were most notable immediately after Election Day, depressed the total return of this Fund’s benchmark, which is a widely used index of the performance of the general muni market.

On June 14, 2017, the Fed Funds target rate was raised by one-quarter of 1 percentage point to a range of 1.00% to 1.25%, and the

The average distribution yield in Lipper’s Pennsylvania Municipal Debt Funds category was 3.24% at the end of this reporting period. At 4.80%, the distribution yield at NAV for this Fund’s Class A shares was 156 basis points higher than the category average.

Federal Reserve Open Market Committee (FOMC) signaled plans for one more rate increase in 2017. Citing continued U.S. economic growth and job market strength,

YIELDS & DISTRIBUTIONS FOR CLASS A SHARES
Dividend Yield w/o sales charge	4.80%
Dividend Yield with sales charge	4.58
Standardized Yield	2.91
Taxable Equivalent Yield	5.32
Last distribution (7/25/17)	$0.042
Total distributions (8/1/16 to 7/31/17)	$0.544

Endnotes for this discussion begin on page 16 of this report.

3 OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

the Fed also announced it would begin to reduce its $4.5 trillion holdings of bonds and other securities later this year.

Federal Reserve Open Market Committee (FOMC) signaled plans for one more rate increase in 2017. Citing continued U.S. economic growth and job market strength, the Fed also announced it would begin to reduce its $4.5 trillion holdings of bonds and other securities later this year.

At the July 26, 2017 meeting, the FOMC announced its decision to maintain the target range for the Fed Funds rate to the range that had been set in June. According to the Fed’s press release, the FOMC “expects that economic conditions will evolve in a manner that will warrant gradual increases” to the Fed Funds rate. Additionally, the “balance sheet normalization program” for reducing its holdings will begin “relatively soon, provided the economy evolves broadly as anticipated.”

The benchmark interest rate was raised in December 2016 and in March 2017, each time by one-quarter of 1 percentage point. At a press conference after the March 2017 meeting, Chairman Janet Yellen said “The simple message is—the economy is doing well. The unemployment rate has moved way down, and many more people are feeling optimistic about their labor prospects.”

From December 2008 until December 2015, the key rate was held to a range of zero to 0.25%.

We remind investors that a change in the Fed Funds rate does not automatically translate into a change in longer-term interest rates, which are determined by the marketplace. During this reporting period, the muni market’s reactions to the Fed’s moves did not appear to be especially significant or lasting. This Fund’s portfolio managers do not adjust their investment style in response to Fed actions.

The yield curve for high-grade municipal bonds was higher at the end of this reporting period than on July 29, 2016, the last business day of the previous reporting period. The median yield on 30-year, AAA-rated muni bonds stood at 2.89% on July 31, 2017, up 62 basis points from July 29, 2016. The median yield on 10-year, AAA-rated muni bonds was 2.07% on July 31, 2017, up 62 basis points from the July 2016 date, and the median yield on 1-year, AAA-rated muni bonds was 0.85%, up 40 basis points from the July 2016 date.

The Treasury yield curve also was higher at the end of the reporting period than on July 29, 2016. While the Treasury yield curve maintained its shape – moving up uniformly – the muni yield curve steepened as the yields on longer-term munis rose more than the yields on shorter-term munis. While a steepening yield curve reflects investors’ expectations for a stronger economy and, perhaps, rising inflation, we note that high-grade munis with maturities of 15 years or more continued to offer taxpayers in all federal tax brackets more favorable

4 OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

after-tax yields than Treasury securities with comparable maturities; Treasury bonds are backed by the full faith and credit of the U.S. government.

This reporting period was also characterized by credit spread tightening, which occurs when the difference between yields on low-rated municipal bonds and higher-rated bonds decreases. As credit spreads tighten, investments in BBB-rated, lower-rated and unrated securities typically outperform municipal securities with higher credit ratings.

On June 30, 2017, the Pennsylvania House and Senate passed a $32 billion budget that raised state spending by $500 million. Gov. Tom Wolf allowed the budget to become law without his signature, as lawmakers were unable to agree on how to pay for $2 billion of the spending plan. With business tax receipts down, revenues are growing by 1 percent while expenses are growing by 4 percent. As of July 31, 2017, hundreds of millions of dollars in aid to universities was still awaiting the passage of a revenue plan.

In June 2017, Gov. Wolf signed a pension overhaul compromise bill that will enable future state hires to choose between a traditional benefit plan and a hybrid that has a 401(k)-style component. The change will affect new employees beginning in 2019. Officials have said that the move could save Pennsylvania $5 billion to $20 billion over 30 years, depending on investment performance.

S&P Global Ratings (S&P) changed its rating on the general obligation (G.O.) debt of the City of Scranton to BB-plus, from BB. S&P cited the city’s improved budget flexibility and liquidity, stemming largely from the sale of a sewer system; the transaction enabled Scranton to retire more than $40 million of high-coupon debt. The city also suspended its cost-of-living-adjustments and said it intends to apply a portion of sewer sale proceeds to pension funding.

The Pennsylvania Turnpike Commission (PTC) approved a 6 percent toll increase for both E-Z Pass and cash customers, effective January 8, 2017. The toll increase will be applied to the debt-service obligations of the PTC’s revenue-backed bonds.

Philadelphia International Airport is slated to receive nearly $900 million in infrastructure improvements under an agreement forged by city officials and airline carriers. The project features $396 million in maintenance and repairs for the airport, which is owned by the City of Philadelphia. A total of $197 million for a new air traffic control tower is being contributed by American Airlines. It is estimated that the airport generates $225 million in tax revenue for Pennsylvania and $78 million for Philadelphia annually.

In October 2016, the School Reform Commission of Philadelphia approved resolutions to restructure $1.5 billion of existing bond debt, for a savings of roughly $140 million. The District converted some of its bonds with flexible interest rates into

5 OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

fixed-interest-rate bonds and negotiated lower interest rates for others. The resolutions also authorized the sale of $250 million in new bonds.

In December 2016, Pennsylvania came to market with $613 million in G.O. bonds. The bonds, which have a 25-year maturity and a 5% coupon, sold at a yield of 5.18%.

As of July 31, 2017, Pennsylvania’s G.O. bonds were rated Aa3 by Moody’s Investors Service and AA-minus by S&P and by Fitch Ratings. G.O.s are backed by the full faith and taxing authority of the state or local government that issues them.

The Commonwealth of Puerto Rico remained in the headlines throughout this reporting period, and more detailed information about the developments discussed below can be found on our online PR Roundup (oppenheimerfunds.com/puerto-rico).

In August 2016, the Obama administration announced the seven members of the federal oversight board established by the Puerto Rico Oversight, Management and Economic Stability Act (PROMESA), which was enacted in June 2016.

At the outset of this reporting period, the Rochester complex received 100% of the payments owed on holdings backed by Puerto Rico’s sales and use tax (COFINA bonds) and 100% of the payments owed on its Municipal Finance Authority holdings. The Government Development Bank of Puerto Rico (GDB),

the Public Finance Corporation (PFC) and the Puerto Rico Infrastructure and Finance Authority (PRIFA) did not make their August 1, 2016 payments, and the Commonwealth also failed to make an interest payment of $1.3 million on its G.O. debt.

In September 2016, S&P downgraded several senior unsecured GDB bonds GDB after the GDB failed to make August 1 and September 1, 2016 interest payments.

In early September 2016, Francisco Besosa, a U.S. District Court judge, said he would not halt a lawsuit in which plaintiffs allege that Gov. Alejandro García Padilla violated PROMESA by declaring a moratorium on payments of constitutionally backed debt.

The fiscal plan presented to the federal oversight board on October 14 by then-Gov. Padilla was immediately challenged by Carlos Garcia, a member of the oversight board. He took issue with the government’s assessment of its fiscal situation.

Ricardo Rosselló Nevares, who was elected governor of the Commonwealth in November 2016, began his term in office by signing several executive orders related to fiscal and economic conditions in the Commonwealth, including a measure that required reductions in the operating expenses of all government agencies. Gov. Rosselló also ordered the use of zero-base budgets beginning with fiscal 2018 (which began July 1, 2017) and the creation of an entity to expedite the

6 OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

approvals of permits and certifications for infrastructure projects.

On January 3, 2017, PREPA made its $192.5 million interest payment in full. Also in early January, subsidiaries of the insurer Assured Guaranty made payments of $39 million and $5 million on G.O. debt and Public Building Authority debt, respectively. The Commonwealth, as expected, failed to pay $358 million of interest on its G.O. bonds on January 3.

In the first month of his administration, Gov. Rosselló tried to secure some changes to deadlines set forth in PROMESA. The federal oversight board was amenable but imposed certain conditions, including a commitment not to take more loans to provide short-term liquidity. Simultaneously, the federal oversight board told Gov. Rosselló that his plan had to make spending cuts and certain revenue increases.

Also in January 2017, the governor signed an extension through December 2021 to a tax on foreign corporations. The Act 154 tax, originally slated to expire at the end of 2017, has historically been a significant source of government revenue. The governor also signed a new measure, the Puerto Rico Financial Emergency and Fiscal Responsibility Act, to replace the Debt Moratorium Act, which had given the former governor the power to suspend debt payments.

Full coupon payments were made on February 1, 2017, on COFINAs as well as bonds issued by the Puerto Rico Industrial Development Company, PRASA (the Commonwealth’s aqueduct and sewer authority), and PRHTA (its highways and transportation authority). However, the GDB, PFC and PRIFA failed to make certain payments on that date.

In February 2017, Gov. Rosselló discussed his 10-year fiscal plan. The plan called for cuts in government spending and for funds to be set aside for future debt service obligations, but it did not meet the federal oversight board’s requirement that certain fiscal adjustments be made to close the fiscal 2019 budget gap. The federal oversight board called for emergency spending cuts on March 8 based on concerns about the Commonwealth’s liquidity and the need to reduce spending immediately; shortly thereafter, the board approved an amended plan and established a number of milestones for the Rosselló administration.

In other developments related to the fiscal plan, the federal fiscal 2018 budget proposal that President Trump announced in May 2017 calls for $1.59 billion to fund Medicaid in Puerto Rico, an increase of $1.24 billion versus the previous Medicaid cap for the Commonwealth. Puerto Rico officials did not adjust the Commonwealth’s fiscal plan, which assumes the federal government’s Medicaid allocation is zero.

Despite the portfolio management team’s multi-year efforts to reach negotiated settlements with various issuers in Puerto Rico, the federal oversight board in May 2017 commenced proceedings under Title III of

7 OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

PROMESA, similar to a Chapter 9 bankruptcy, for the Commonwealth, the Puerto Rico Sales Tax Financing Corporation (issuer of COFINA bonds), the PRHTA and the Employee Retirement System. The commencement of these proceedings effectively blocked various lawsuits that had been filed soon after the May 1 expiration of the stay of litigation, which had been included in PROMESA and subsequently extended.

The Commonwealth held a vote regarding statehood in June. Those who voted in the nonbinding referendum were overwhelmingly in favor of changing the Commonwealth’s status to U.S. statehood, but less than one-quarter of the electorate voted.

The Puerto Rico Electric Power Authority (PREPA) and its forbearing bondholders, including Oppenheimer Rochester, worked throughout this reporting period to finalize a restructuring support agreement (RSA) whose terms were agreed on in September 2015. In December 2016, PREPA and its forbearing bondholders agreed to extend the RSA until March 31, 2017; further extensions pushed the RSA’s expiration until the end of June 2017.

PREPA allowed the nearly finalized RSA to terminate in late June 2017, even though the forbearing creditors had offered to extend the agreement again. On July 2, 2017, the federal oversight board commenced PREPA’s Title III proceeding; the utility did not make its July 3 payments of principal and interest.

In Title III, the unresolved issues among debtors and creditors will proceed along separate tracks: mediation and litigation. While court-facilitated mediation may be an effective and efficient process, investors should be aware that protracted litigation remains a very real possibility. These developments affect current dividend distribution calculations for funds with holdings subject to Title III. The Title III proceedings are being overseen by U.S. District Judge Laura Taylor Swain, who was selected by the Chief Justice of the U.S. Supreme Court, John Roberts.

In late June 2017, the federal oversight board approved its own consolidated budget and earmarked more than $900 million for debt-service obligations. The new budget came as a response to the governor’s proposed $9.56 billion general fund budget, which had been released in May and had called for a 6.3% increase in spending but very limited money available for debt service, inconsistent with the requirements of PROMESA.

In mid-July 2017, the federal oversight board approved a restructuring plan for the GDB, giving bondholders between 55% and 75% of the face value of their debt; the size of the “haircut” depends on the interest rate of the newly issued debt. In late July, the mayor of San Juan announced intentions to challenge this plan as a means to protect the city’s GDB deposits. (This Fund does not hold GDB debt; the Oppenheimer Rochester funds’ holdings of GDB debt represent less than one-hundredth of 1% of the assets of a single

8 OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

The Rochester Portfolio Managers

Scott Cottier, CFA Team Leader and Senior Portfolio Manager	Troy Willis, JD, CFA Team Leader and Senior Portfolio Manager	Mark DeMitry, CFA Senior Portfolio Manager	Michael Camarella, CFA Senior Portfolio Manager

Charlie Pulire, CFA Senior Portfolio Manager	Elizabeth Mossow, CFA Senior Portfolio Manager

fund, Oppenheimer Rochester Limited Term California Municipal Fund.)

Please note: Shortly after the end of this reporting cycle, the Puerto Rico Legislature and the federal oversight board approved a budget for fiscal year 2018, ordered 5% spending cuts and announced plans to conduct a “comprehensive investigation” of the Commonwealth’s debt. Puerto Rico’s cash position as of June 30, 2017 was $1.5 billion higher than Judge Swain had been told it would be, according to figures released in early August, raising new questions about why the Commonwealth claimed it could not make debt payments.

Tax collections in July, the first month of the fiscal 2018, were $20 million to $30 million ahead of budget, according to Puerto Rico’s treasury secretary; in fiscal 2017, tax collections exceeded forecasts by 2.6%, or $235 million. The unemployment rate in July dropped to 9.8%, which was lower than it

9 OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

The Rochester Credit Research Team

Rich Stein, CFA Director of Credit Research	Chris Weiler, CFA Senior Credit Analyst	Bob Bertucci, CFA Senior Credit Analyst	Angela Uttaro Senior Credit Analyst

Matt Torpey, CFA Senior Credit Analyst	René Vecka, CFA Senior Credit Analyst	Jon Hagen, CFA Senior Credit Analyst	Alen Kreso, CFA Senior Credit Analyst

Chris Meteyer, CFA Senior Credit Analyst	Clara Sanguinetti Credit Analyst	Chad Osterhout Credit Analyst

10 OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

had been since early 2008. Also in early August, the Commonwealth’s Supreme Court denied the governor’s request to keep his initial draft budget (submitted to the board in late April) and other documents under wraps.

At an August 9 hearing, Judge Swain approved an agreement establishing a procedure to resolve, by December 15, the debt dispute between Puerto Rico and certain COFINA bondholders. Debt restructurings for GDB securities, which were approved by the Puerto Rico Legislature two days later, have yet to receive approval from the U.S. District Court.

In September, two hurricanes – Irma and Maria – caused damage on Puerto Rico. Irma passed to the north of the Commonwealth, but Maria made landfall and damage from it was extensive.

FUND PERFORMANCE

Oppenheimer Rochester Pennsylvania Municipal Fund held more than 275 securities as of July 31, 2017. The Fund was invested in a broad range of sectors, providing shareholders with a diversity of holdings that we believe would be difficult and costly to replicate in an individual portfolio.

During this reporting period, a rally in U.S. equities and persistent low interest rates put pressure on the dividends of many fixed income investments. This Fund’s Class A dividend, which was 4.6 cents per share at the outset of this reporting period, was reduced to 4.2 cents per share beginning with the June 2017 payout. In all, the Fund distributed 54.4 cents per Class A share this reporting period. Shareholders should note that market conditions during this reporting period did not affect the Fund’s overall investment goals or cause it to pay any capital gain distributions.

Five of the Fund’s seven largest sectors were the largest contributors to the Fund’s performance during this reporting period. The Fund’s outperformance at NAV versus its benchmark this reporting period was primarily driven by its holdings of tobacco bonds. These high-yielding securities, which are backed by proceeds from the landmark 1998 Master Settlement Agreement (MSA), constituted the Fund’s largest sector as of July 31, 2017. Other leading contributors to performance were the securities in Fund’s second through fourth largest sectors: higher education, education and U.S. government obligations, respectively. Research-based security selection continued to be a factor in the strong performance of these sectors. U.S. government obligations are pre-refunded securities; in a pre-refunding, new securities with lower coupon rates are sold by a municipality to pay off debt that has higher interest rates. The proceeds from the new issuance are escrowed in U.S. Treasury bonds and earmarked to pay off the previously issued bonds. Two smaller sectors were also among the leading contributors to performance this reporting period: the energy equipment sector and the sewer utilities sector. Each of these sectors had less than 1% of the Fund’s total assets

11 OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

as of July 31, 2017, and each had a single security issued in Puerto Rico.

Of the Fund’s 24 sectors, six detracted from the Fund’s total return during the reporting period.

The G.O. and the sales tax sectors – the Fund’s fifth and tenth largest, respectively – were adversely affected by developments in Puerto Rico as were the PREPA securities in this Fund’s electric utilities sector (as discussed above). Also detracting from the Fund’s performance were the government appropriation and resource recovery sectors, among others.

In aggregate, the Fund’s substantial investments in securities issued in the Commonwealth of Puerto Rico contributed favorably to performance this reporting period. (As discussed above, the Commonwealth continued to experience significant financial difficulties this reporting period; the Fund’s current dividend distribution calculations reflect adjustments based on the failure of various Commonwealth issuers to make their debt-service payments on time and in full.) The securities are exempt from federal, state and local income taxes, and the Fund’s holdings include the aforementioned G.O. and tobacco bonds and securities from many different sectors. Most of the Fund’s investments in securities issued in Puerto Rico are supported by taxes and other revenues and are designed to help finance electric utilities, highways and education, among other entities.

Investors should note that some of this Fund’s investments in securities issued in Puerto Rico – including some of the G.O.s and sales tax revenue bonds – are insured. A complete listing of securities held by this Fund can be found in this report’s Statement of Investments.

INVESTMENT STRATEGY

The Rochester investment team focuses exclusively on municipal bonds, and this Fund invests primarily in investment-grade municipal securities. It may invest up to 25% of its total assets in below-investment grade securities, or “junk” bonds; the percentage of assets is measured at the time of purchase as is the credit quality of the securities. Additionally, the credit quality is based on Nationally Recognized Statistical Rating Organization (“NRSRO”) ratings or, if no NRSRO rating, on internal ratings. As of July 31, 2017, market movements or rating changes of municipal bonds, notably the Fund’s investments in Puerto Rico paper, caused the Fund’s below-investment-grade holdings to exceed this threshold. As a result, no further purchases of below-investment-grade bonds will be made until the Fund’s holdings of these types of bonds is once again below 25% of total assets.

While market conditions can and do fluctuate, the Fund’s portfolio management team adheres to a consistent investment approach based on its belief that tax-free yield can help investors achieve their long-term financial objectives. The team does not manage its

12 OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

funds based on predictions of interest rate changes. Further details about the Rochester team’s investment approach can be found on our landing page, oppenheimerfunds.

com/rochesterway.

In closing, we believe that the structure and sector composition of this Fund and the team’s use of time-tested strategies will continue to benefit fixed income investors through interest rate and economic cycles.

Scott S. Cottier, CFA Senior Vice President, Senior Portfolio Manager and Team Leader	Troy E. Willis, CFA, J.D. Senior Vice President, Senior Portfolio Manager and Team Leader

On behalf of the rest of the Rochester portfolio management team: Mark R. DeMitry, Michael L. Camarella, Charles S. Pulire and Elizabeth S. Mossow.

13 OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

Top Holdings and Allocations

TOP TEN CATEGORIES

Tobacco Master Settlement Agreement	15.0%
Higher Education	12.0
Education	11.7
U.S. Government Obligations	11.6
General Obligation	6.4
Housing - Student	5.5
Hospital/Healthcare	4.9
Highways/Commuter Facilities	4.7
Electric Utilities	3.8
Sales Tax Revenue	3.6

Portfolio holdings and allocations are subject to change. Percentages are as of July 31, 2017 and are based on total assets.

CREDIT ALLOCATION

	NRSRO- Rated	Sub- Adviser- Rated	Total
AAA	0.0%	6.2%	6.2%
AA	12.5	0.0	12.5
A	23.4	0.0	23.4
BBB	18.2	4.8	23.0
BB or lower	24.2	10.7	34.9
Total	78.3%	21.7%	100.0%

The percentages above are based on the market value of the securities as of July 31, 2017 and are subject to change. OppenheimerFunds, Inc. determines the credit allocation of the Fund’s assets using ratings by nationally recognized statistical rating organizations (NRSROs), such as S&P Global Ratings (S&P). For any security rated by an NRSRO other than S&P, the sub-adviser, OppenheimerFunds, Inc., converts that security’s rating to the equivalent S&P rating. If two or more NRSROs have assigned a rating to a security, the highest rating is used. For securities not rated by an NRSRO, the sub-adviser uses its own credit analysis to assign ratings in categories similar to those of S&P. The use of similar categories is not an indication that the sub-adviser’s credit analysis process is consistent or comparable with any NRSRO’s process were that NRSRO to rate the same security.

For the purposes of this Credit Allocation table, securities rated within the NRSROs’ four highest categories—AAA, AA, A and BBB—are investment-grade securities. For further details, please consult the Fund’s prospectus or Statement of Additional Information.

14 OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

Performance

DISTRIBUTION YIELDS

As of 7/31/17

	Without Sales Charge	With Sales Charge
Class A	4.80%	4.58%
Class B	4.21	N/A
Class C	4.22	N/A
Class Y	5.03	N/A

STANDARDIZED YIELDS

For the 30 Days Ended 7/31/17
Class A	2.91%
Class B	2.40
Class C	2.39
Class Y	3.28

TAXABLE EQUIVALENT YIELDS

As of 7/31/17
Class A	5.32%
Class B	4.39
Class C	4.37
Class Y	6.00

AVERAGE ANNUAL TOTAL RETURNS WITHOUT SALES CHARGE AS OF 7/31/17

	Inception Date	1-Year	5-Year	10-Year	Since Inception
Class A (OPATX)	9/18/89	2.96%	3.77%	3.89%	5.64%
Class B (OPABX)	5/3/93	2.22	2.97	3.39	4.87
Class C (OPACX)	8/29/95	2.23	3.00	3.12	4.39
Class Y (OPAYX)	11/29/10	3.14	3.92	N/A	5.70

AVERAGE ANNUAL TOTAL RETURNS WITH SALES CHARGE AS OF 7/31/17

	Inception Date	1-Year	5-Year	10-Year	Since Inception
Class A (OPATX)	9/18/89	-1.93%	2.76%	3.39%	5.54%
Class B (OPABX)	5/3/93	-2.67	2.65	3.39	4.87
Class C (OPACX)	8/29/95	1.26	3.00	3.12	4.39
Class Y (OPAYX)	11/29/10	3.14	3.92	N/A	5.70

15 OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investments. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800. CALL OPP (225.5677). Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 4.75%; for Class B shares, the contingent deferred sales charge of 5% (1-year) and 2% (5-year); and for Class C, the contingent deferred sales charge of 1% for the 1-year period. There is no sales charge for Class Y shares. Because Class B shares convert to Class A shares 72 months after purchase, the 10-year return for Class B shares uses Class A performance for the period after conversion.

The Fund’s performance is compared to the performance of the Bloomberg Barclays Municipal Bond Index, an index of a broad range of investment-grade municipal bonds that measures the performance of the general municipal bond market. The Fund’s performance is also compared to the Consumer Price Index, a non-securities index that measures changes in the inflation rate. Indices are unmanaged and cannot be purchased by investors. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the indices. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

Distribution yields for Class A shares are based on dividends of $0.042 for the 28-day accrual period ended July 25, 2017. The yield without sales charge for Class A shares is calculated by dividing annualized dividends by the Class A net asset value (NAV) on July 25, 2017; for the yield with charge, the denominator is the Class A maximum offering price on that

16 OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

date. Distribution yields for Class B, C and Y are annualized based on dividends of $0.0367, $0.0367 and $0.0440, respectively, for the 28-day accrual period ended July 25, 2017 and on the corresponding net asset values on that date.

Standardized yield is based on an SEC-standardized formula designed to approximate the Fund’s annualized hypothetical current income from securities less expenses for the 30-day period ended July 31, 2017 and that date’s maximum offering price (for Class A shares) or net asset value (for all other share classes). Each result is compounded semiannually and annualized. Falling share prices artificially increase yields.

The average distribution yield in this Fund’s Lipper category was calculated based on the distributions and the final NAVs of the reporting period for the funds in each category. The average yield at NAV in Lipper’s Pennsylvania Municipal Debt Funds category is based on 57 NAVs, one for each class of each fund in the category; a fund can have up to 4 classes. Lipper yields do not include sales charges, which – if included – would reduce results.

Taxable equivalent yield is based on the standardized yield and the 2017 top federal and Pennsylvania tax rate of 45.3%. Calculations factor in the 3.8% tax on unearned income under the Patient Protection and Affordable Care Act, as applicable. A portion of the Fund’s distributions may be subject to tax; distributions may also increase an investor’s exposure to the alternative minimum tax. Capital gains distributions are taxable as capital gains. Tax treatments of the Fund’s distributions and capital gains may vary by state; investors should consult a tax advisor to determine if the Fund is appropriate for them. Each result is compounded semiannually and annualized. Falling share prices artificially increase yields. This Report must be preceded or accompanied by a Fund prospectus.

Investments in “tobacco bonds,” which are backed by the proceeds a state or territory receives from the 1998 national litigation settlement with tobacco manufacturers, may be vulnerable to economic and/or legislative events that affect issuers in a particular municipal market sector. Annual payments by MSA-participating manufacturers, for example, hinge on many factors, including annual domestic cigarette shipments, inflation and the relative market share of non-participating manufacturers. To date, we believe consumption figures remain within an acceptable range of the assumptions used to structure MSA bonds. Future MSA payments could be reduced if consumption were to fall more rapidly than originally forecast.

The median yields for AAA-rated municipal securities are provided by Municipal Market Advisors (MMA) and are based on its benchmark of general obligation bonds structured with a 5% coupon and a 10-year par call. The MMA benchmark is constructed using yields from a group of active primary and secondary market makers and other municipal market participants.

The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc. or its affiliates.

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com, or calling 1.800.CALL OPP (225.5677). Read prospectuses and summary prospectuses carefully before investing.

17 OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency and involve investment risks, including the possible loss of the principal amount invested.

18 OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments and/or contingent deferred sales charges on redemptions; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended July 31, 2017.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During 6 Months Ended July 31, 2017” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

19 OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

Actual	Beginning Account Value February 1, 2017	Ending Account Value July 31, 2017	Expenses Paid During 6 Months Ended July 31, 2017
Class A	$ 1,000.00	$ 1,041.60	$ 5.18
Class B	1,000.00	1,038.00	8.68
Class C	1,000.00	1,038.10	8.68
Class Y	1,000.00	1,042.60	4.06

Hypothetical (5% return before expenses)
Class A	1,000.00	1,019.74	5.12
Class B	1,000.00	1,016.31	8.58
Class C	1,000.00	1,016.31	8.58
Class Y	1,000.00	1,020.83	4.02

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended July 31, 2017 are as follows:

Class	Expense Ratios
Class A	1.02%
Class B	1.71
Class C	1.71
Class Y	0.80

20 OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

STATEMENT OF INVESTMENTS July 31, 2017

Principal Amount		Coupon	Maturity	Value
Municipal Bonds and Notes—102.6%
Pennsylvania—73.6%
$80,000	Allegheny County, PA HDA (Jefferson Regional Medical Center)	5.125%	05/01/2025	$80,164
1,125,000	Allegheny County, PA HDA (Jefferson Regional Medical Center)	5.125	05/01/2029	1,121,625
35,000	Allegheny County, PA HDA (UPMC Health System)	5.375	08/15/2029	37,637
160,000	Allegheny County, PA HDA (UPMC Health System)	5.500	08/15/2034	172,266
1,310,000	Allegheny County, PA HEBA (Carlow University)	6.000	11/01/2021	1,425,791
1,125,000	Allegheny County, PA HEBA (Carlow University)	6.750	11/01/2031	1,256,602
1,000,000	Allegheny County, PA HEBA (Chatham University)	5.000	09/01/2035	1,070,470
2,250,000	Allegheny County, PA HEBA (Robert Morris University)	5.500	10/15/2030	2,448,472
3,650,000	Allegheny County, PA HEBA (Robert Morris University)	5.750	10/15/2040	3,987,150
2,500,000	Allegheny County, PA HEBA (Robert Morris University)	5.900	10/15/2028	2,623,775
5,000	Allegheny County, PA HEBA (Robert Morris University)	6.000	05/01/2028	5,697
2,000,000	Allegheny County, PA HEBA (Robert Morris University)	6.000	10/15/2038	2,122,680
1,200,000	Allegheny County, PA IDA (Propel Charter School-East)	6.375	08/15/2035	1,274,940
900,000	Allegheny County, PA IDA (Propel Charter School-Montour)	6.750	08/15/2035	967,707
1,500,000	Allegheny County, PA IDA (Propel Charter School-Sunrise)	6.000	07/15/2038	1,594,875
1,000,000	Allegheny County, PA IDA (ReR/RRSW/RRDC Obligated Group)	5.000	09/01/2021	1,001,440
1,225,000	Allegheny County, PA IDA (ReR/RRSW/RRDC Obligated Group)	5.100	09/01/2026	1,226,139
550,000	Allegheny County, PA IDA (ReR/RRSW/RRDC Obligated Group)	5.125	09/01/2031	550,346
330,000	Allegheny County, PA IDA (School Facility Devel.)[1]	5.900	08/15/2026	347,536
12,450,000	Allegheny County, PA Redevel. Authority (Pittsburgh Mills)	5.600	07/01/2023	12,249,181
1,605,000	Allegheny County, PA Residential Finance Authority (Broadview Manor Apartments)	5.950	01/20/2043	1,646,698
1,240,000	Allegheny County, PA Residential Finance Authority (Independence House Apartments)	6.100	01/20/2043	1,273,071
1,610,000	Allegheny County, PA Residential Finance Authority (Versailles Apartments)	6.160	01/20/2043	1,653,373
13,000,000	Berks County, PA Municipal Authority (Reading Hospital & Medical Center)[2]	5.500	11/01/2031	14,141,790
3,000,000	Bethlehem, PA Area School District	5.000	08/01/2035	3,395,460
1,750,000	Bethlehem, PA GO	6.500	12/01/2032	2,103,360
560,000	Butler County, PA IDA (Greenview Gardens Apartments)	6.000	07/01/2023	561,103
1,760,000	Butler County, PA IDA (Greenview Gardens Apartments)	6.250	07/01/2033	1,762,499
2,865,000	Cambridge, PA Area Joint Authority	6.000	12/01/2037	2,986,476
950,000	Centre County, PA Hospital Authority (Mt. Nittany Medical Center)	6.250	11/15/2041	1,150,839
2,000,000	Centre County, PA Hospital Authority (Mt. Nittany Medical Center)	7.000	11/15/2046	2,483,460
30,000	Charleroi, PA Area School Authority	6.000	10/01/2017	30,117

21 OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Principal Amount		Coupon	Maturity	Value
Pennsylvania (Continued)
$2,000,000	Chester County, PA H&EFA (Immaculata University)	7.000%	11/01/2041	$2,185,340
2,000,000	Chester County, PA H&EFA (Main Line Health System)	5.000	10/01/2052	2,284,040
1,000,000	Chester County, PA IDA (West Chester University Student Hsg.)	5.000	08/01/2035	1,059,440
1,000,000	Clairton, PA Municipal Authority	5.000	12/01/2037	1,095,010
1,220,000	Clarion County, PA IDA (Clarion University Foundation)	5.000	07/01/2024	1,359,263
1,310,000	Clarion County, PA IDA (Clarion University Foundation)	5.000	07/01/2034	1,394,940
2,430,000	Clarion County, PA IDA (Clarion University of Pennsylvania Hsg.)	5.000	07/01/2029	2,641,240
3,500,000	Clarion County, PA IDA (Clarion University of Pennsylvania Hsg.)	5.000	07/01/2033	3,746,645
260,000	Cumberland County, PA Municipal Authority (Diakon Lutheran Social Ministries)	6.250	01/01/2024	277,927
1,000,000	Cumberland County, PA Municipal Authority (Dickinson College)	5.000	05/01/2031	1,166,690
775,000	Cumberland County, PA Municipal Authority (Dickinson College)	5.000	05/01/2032	900,271
4,000,000	Delaware County, PA Authority (Cabrini University)	5.000	07/01/2047	4,402,080
3,965,000	Delaware County, PA Authority (Eastern University)	5.250	10/01/2032	3,812,347
85,000	Delaware County, PA Authority (MAS/MCMCSPA/ MHH/MHP/MHSSPA Obligated Group)	5.375	11/15/2023	87,742
1,160,000	Delaware County, PA Authority (Neumann College)	6.000	10/01/2025	1,228,417
280,000	Delaware County, PA Authority (Neumann College)	6.000	10/01/2030	296,514
1,000,000	Delaware County, PA Authority (Neumann College)	6.125	10/01/2034	1,060,430
650,000	Delaware County, PA Authority (Neumann College)	6.250	10/01/2038	690,215
1,150,000	Delaware County, PA Authority (Neumann University)	5.000	10/01/2025	1,256,985
1,425,000	Delaware County, PA Authority (Neumann University)	5.000	10/01/2031	1,570,835
2,305,000	Delaware County, PA Authority (Neumann University)	5.000	10/01/2035	2,506,803
1,250,000	Delaware County, PA Authority (Neumann University)	5.250	10/01/2031	1,352,000
820,000	East Hempfield Township, PA IDA (Millersville University Student Services)	5.000	07/01/2030	891,963
1,000,000	East Hempfield Township, PA IDA (Millersville University Student Services)	5.000	07/01/2030	1,072,880
1,060,000	East Hempfield Township, PA IDA (Millersville University Student Services)	5.000	07/01/2035	1,134,253
1,250,000	East Hempfield Township, PA IDA (Millersville University Student Services)	5.000	07/01/2035	1,324,013
2,750,000	East Hempfield Township, PA IDA (Millersville University Student Services)	5.000	07/01/2047	2,906,255
500,000	Easton, PA Area School District	5.200	04/01/2028	514,455
75,000	Erie, PA City School District	5.250	03/01/2039	75,197
7,840,000	Erie, PA Higher Education Building Authority (Gannon University)	5.000	05/01/2038	8,294,406
1,000,000	Erie, PA Higher Education Building Authority (Gannon University)	5.375	05/01/2030	1,061,560
2,565,000	Erie, PA Higher Education Building Authority (Gannon University)	5.500	05/01/2040	2,725,261
905,000	Erie, PA Higher Education Building Authority (Mercyhurst College)	5.350	03/15/2028	949,110

22 OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Value
Pennsylvania (Continued)
$3,000,000	Erie, PA Higher Education Building Authority (Mercyhurst College)	5.500%	03/15/2038	$3,151,230
2,095,000	Fayette County, PA Redevel. Authority (Fayette Crossing)	7.000	09/01/2019	2,156,551
6,150,000	Horsham, PA Industrial and Commercial Devel. Authority (Pennsylvania LTC)	6.000	12/01/2037	6,208,487
2,100,000	Lackawanna County, PA GO	6.000	09/15/2032	2,292,969
848,396	Lehigh County, PA GPA (Kidspeace Obligated Group)	6.000	11/01/2018	849,295
3,600,000	Lehigh County, PA GPA (Kidspeace Obligated Group)	6.000	11/01/2023	3,595,536
2,747,774	Lehigh County, PA GPA (Kidspeace)[3]	0.000 [4]	02/01/2044	1,039,648
2,721,970	Lehigh County, PA GPA (Kidspeace)[3]	7.500	02/01/2044	27
3,527,895	Lehigh County, PA GPA (Kidspeace/KC/KNCONY/KCH/ KMAKNC/KNCONM/IRSch Obligated Group)	7.500	02/01/2044	3,574,040
1,590,000	Luzerne County, PA GO	6.750	11/01/2023	1,761,354
500,000	Luzerne County, PA GO	7.000	11/01/2026	554,165
5,000,000	Luzerne County, PA IDA	7.750	12/15/2027	5,217,300
5,000,000	Montgomery County, PA HEHA (Holy Redeemer Health System/Holy Redeemer Physician & Ambulatory Obligated Group)	5.000	10/01/2036	5,464,550
5,425,000	Montgomery County, PA IDA (ARLC/LVE/ATI/ASCS/ AMS Obligated Group)	5.000	11/15/2036	6,019,851
10,915,000	Montgomery County, PA IDA (New Regional Medical)	5.375	08/01/2038	12,313,648
300,000	Montgomery County, PA IDA (Philadelphia Presbyterian Homes)	6.500	12/01/2025	342,648
4,500,000	Northampton County, PA General Purpose Authority (Lafayette College)	5.000	11/01/2047	5,239,215
2,860,000	Northampton County, PA General Purpose Authority (Moravian College)	5.000	07/01/2031	3,140,852
1,500,000	Northampton County, PA IDA (Morningstar Senior Living)	5.000	07/01/2027	1,567,665
14,826,610	Northampton County, PA IDA (Northampton Generating)[3,5]	5.000	12/31/2023	4,445,018
1,446,670	Northampton County, PA IDA (Northampton Generating)[3,5]	5.000	12/31/2023	433,712
16,000,000	PA Commonwealth Financing Authority	5.000	06/01/2032	17,442,080
2,000,000	PA Commonwealth Financing Authority	5.000	06/01/2035	2,269,100
39,737,908	PA EDFA (Bionol Clearfield)[6]	8.500	07/01/2015	6,925,523
3,000,000	PA EDFA (Forum)	5.000	03/01/2029	3,356,430
3,000,000	PA EDFA (Philadelphia Biosolids Facility)	6.250	01/01/2032	3,189,480
4,315,000	PA Geisinger Authority Health System	5.000	02/15/2045	4,960,567
9,000,000	PA GO2	5.000	06/01/2022	10,463,670
115,000	PA GO	5.000	06/01/2022	133,702
4,055,000	PA GO	5.000	07/01/2022	4,723,183
100,000	PA HEFA (California University of Pennsylvania Student Assoc.)	5.000	07/01/2028	100,053
95,000	PA HEFA (California University of Pennsylvania Student Assoc.)[1]	6.750	09/01/2020	95,239
3,115,000	PA HEFA (California University of Pennsylvania Student Assoc.)	6.750	09/01/2032	3,118,208

23 OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Principal Amount		Coupon	Maturity	Value
Pennsylvania (Continued)
$55,000	PA HEFA (California University of Pennsylvania Student Assoc.)	6.800%	09/01/2025	$55,124
1,245,000	PA HEFA (Delaware Valley College of Science & Agriculture)	5.000	11/01/2027	1,259,803
535,000	PA HEFA (Delaware Valley College of Science & Agriculture)	5.000	11/01/2042	525,172
10,000	PA HEFA (Drexel University College of Medicine)	5.000	05/01/2037	10,105
6,285,000	PA HEFA (Edinboro University Foundation)	5.750	07/01/2028	6,565,248
3,000,000	PA HEFA (Edinboro University Foundation)	5.800	07/01/2030	3,402,210
9,000,000	PA HEFA (Edinboro University Foundation)	5.875	07/01/2038	9,411,570
8,225,000	PA HEFA (Edinboro University Foundation)	6.000	07/01/2042	8,610,506
3,500,000	PA HEFA (Edinboro University Foundation)	6.000	07/01/2043	3,989,265
1,300,000	PA HEFA (Gwynedd Mercy College)	5.375	05/01/2042	1,385,813
750,000	PA HEFA (Indiana University Foundation)	5.000	07/01/2041	815,040
2,650,000	PA HEFA (La Salle University)	5.000	05/01/2029	2,892,793
250,000	PA HEFA (La Salle University)	5.000	05/01/2037	251,088
50,000	PA HEFA (Pennsylvania State University)	5.000	03/01/2022	50,155
1,400,000	PA HEFA (Shippensburg University Student Services)	5.000	10/01/2035	1,477,392
3,000,000	PA HEFA (Shippensburg University)	6.000	10/01/2031	3,304,170
7,000,000	PA HEFA (Shippensburg University)	6.250	10/01/2043	7,745,640
1,750,000	PA HEFA (St. Francis University)	6.000	11/01/2031	1,913,310
2,250,000	PA HEFA (St. Francis University)	6.250	11/01/2041	2,480,085
100,000	PA HEFA (Student Association)	6.750	09/01/2023	100,139
4,515,000	PA HEFA (University of Pennsylvania Health System)	5.750	08/15/2041	5,342,193
60,000	PA HEFA (University of the Arts)	5.500	03/15/2020	60,169
3,050,000	PA HEFA (University of the Arts)	5.625	03/15/2025	3,056,985
1,685,000	PA HEFA (University of the Arts)	5.750	03/15/2030	1,688,252
1,000,000	PA HEFA (University Properties Student Hsg.)	5.000	07/01/2031	1,096,350
1,000,000	PA HEFA (Ursinus College)	5.000	01/01/2029	1,096,660
1,000,000	PA HEFA (Widener University)	5.000	07/15/2038	1,089,620
5,000,000	PA Public School Building Authority (Harrisburg Area Community College)	5.000	10/01/2031	5,484,450
3,500,000	PA Public School Building Authority (School District of Philadelphia)	5.000	04/01/2027	3,753,330
4,410,000	PA Public School Building Authority (School District of Philadelphia)	5.000	04/01/2028	4,710,453
3,000,000	PA Public School Building Authority (School District of Philadelphia)	5.000	04/01/2029	3,190,410
250,000	PA Public School Building Authority (School District of Philadelphia)	5.000	04/01/2030	264,268
2,250,000	PA Public School Building Authority (School District of Philadelphia)	5.000	04/01/2031	2,369,768
4,780,000	PA Public School Building Authority (School District of Philadelphia)	5.000	04/01/2032	5,021,868
1,000,000	PA Southcentral General Authority (Hanover Hospital)	5.000	12/01/2029	1,123,380
12,940,000	PA Southcentral General Authority (Wellspan Health Obligated Group)[2]	6.000	06/01/2029	13,656,995
3,750,000	PA State Public School Building Authority (Philadelphia School District)	5.000	06/01/2027	4,266,750

24 OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Value
Pennsylvania (Continued)
$8,795,000	PA State Public School Building Authority (Philadelphia School District)	5.000%	06/01/2032	$9,930,698
5,000,000	PA State Public School Building Authority (Philadelphia School District)	5.000	06/01/2036	5,436,750
10,000,000	PA Turnpike Commission	0.000 [4]	12/01/2038	12,351,800
1,750,000	PA Turnpike Commission	5.000	06/01/2030	2,018,048
500,000	PA Turnpike Commission	5.000	12/01/2030	583,220
1,000,000	PA Turnpike Commission	5.000	12/01/2031	1,162,870
2,000,000	PA Turnpike Commission	5.000	12/01/2032	2,263,580
5,750,000	PA Turnpike Commission	5.000	12/01/2040	6,517,338
4,100,000	PA Turnpike Commission	5.500 [4]	12/01/2034	4,578,552
900,000	PA Turnpike Commission	5.500 [4]	12/01/2034	1,031,688
5,000,000	PA Turnpike Commission	5.500	12/01/2042	5,936,850
2,820,000	PA Turnpike Commission	6.000 [4]	12/01/2034	3,275,684
570,000	PA Turnpike Commission	6.000 [4]	12/01/2034	662,716
610,000	PA Turnpike Commission	6.000 [4]	12/01/2034	709,223
2,000,000	PA West Shore Area Hospital Authority (Holy Spirit Hospital of the Sisters of Christian Charity)	5.625	01/01/2032	2,280,440
1,835,000	PA West Shore Area Hospital Authority (Holy Spirit Hospital of the Sisters of Christian Charity)	6.500	01/01/2041	2,168,731
1,430,000	Pennsylvania State University	5.000	09/01/2041	1,673,858
2,500,000	Pennsylvania State University	5.000	09/01/2047	2,947,725
5,000,000	Philadelphia, PA Airport	5.000	06/15/2032	5,013,800
2,440,000	Philadelphia, PA Airport, Series A	5.000	06/15/2018	2,447,588
2,500,000	Philadelphia, PA Authority for Industrial Devel. (Architecture & Design Charter School)	6.125	03/15/2043	2,632,450
450,000	Philadelphia, PA Authority for Industrial Devel. (Discovery Charter School)	5.875	04/01/2032	467,123
500,000	Philadelphia, PA Authority for Industrial Devel. (Discovery Charter School)	6.250	04/01/2042	522,830
1,000,000	Philadelphia, PA Authority for Industrial Devel. (Global Leadership Academy)	5.750	11/15/2030	1,040,530
500,000	Philadelphia, PA Authority for Industrial Devel. (Global Leadership Academy)	6.375	11/15/2040	528,715
2,040,000	Philadelphia, PA Authority for Industrial Devel. (International Apartments Temple University)	5.375	06/15/2030	2,136,859
4,000,000	Philadelphia, PA Authority for Industrial Devel. (International Apartments Temple University)	5.625	06/15/2042	4,203,360
1,640,000	Philadelphia, PA Authority for Industrial Devel. (Richard Allen Prep Charter School)	6.250	05/01/2033	1,640,804
1,105,000	Philadelphia, PA Authority for Industrial Devel. (Stapeley Germantown)	5.125	01/01/2021	1,094,635
2,000,000	Philadelphia, PA Authority for Industrial Devel. (Tacony Academy Charter School)	6.750	06/15/2033	2,239,120
3,090,000	Philadelphia, PA Authority for Industrial Devel. (Tacony Academy Charter School)	7.000	06/15/2043	3,484,562
9,230,000	Philadelphia, PA Authority for Industrial Devel. (TJU/TJUHS/TJUH/JUP/AHlth/AHlthF/ AMH/LHosp/AriaH/AHSys Obligated Group)	5.000	09/01/2047	10,457,221

25 OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Principal Amount		Coupon	Maturity	Value
Pennsylvania (Continued)
$2,915,000	Philadelphia, PA Authority for Industrial Devel. Senior
	Living (Presbyterian Homes Germantown)	5.625%	07/01/2035	$2,918,323
3,500,000	Philadelphia, PA GO1	5.000	08/01/2035	4,033,785
6,260,000	Philadelphia, PA GO	6.500	08/01/2041	7,269,675
770,000	Philadelphia, PA H&HEFA (Centralized Comprehensive Human Services)	7.250	01/01/2021	760,752
250,000	Philadelphia, PA Hsg. Authority	5.000	12/01/2021	252,095
1,300,000	Philadelphia, PA Hsg. Authority	5.000	05/01/2039	1,460,979
2,415,000	Philadelphia, PA Hsg. Authority	5.000	05/01/2042	2,716,175
1,000,000	Philadelphia, PA Municipal Authority	6.500	04/01/2034	1,091,630
25,000	Philadelphia, PA Parking Authority	5.125	02/15/2018	25,080
20,000	Philadelphia, PA Parking Authority, Series A	5.250	02/15/2029	20,064
80,000	Philadelphia, PA Redevel. Authority (Multifamily Hsg.)[1]	5.450	02/01/2023	80,676
10,000,000	Philadelphia, PA School District	5.000	09/01/2028	11,427,100
10,000,000	Philadelphia, PA School District	5.000	09/01/2029	11,331,500
2,000,000	Philadelphia, PA School District	5.000	09/01/2032	2,247,380
5,000	Philadelphia, PA School District	6.000	09/01/2038	5,273
45,000	Philadelphia, PA School District	6.000	09/01/2038	47,454
1,630,000	Philadelphia, PA School District	6.000	09/01/2038	1,718,884
5,000	Philadelphia, PA School District	6.000	09/01/2038	5,273
1,895,000	Philadelphia, PA Water & Wastewater	5.000	10/01/2052	2,156,245
2,380,000	Philadelphia, PA Water & Wastewater	5.250	10/01/2052	2,797,000
2,730,000	Pittsburgh, PA Urban Redevel. Authority (Marian Plaza)	6.130	01/20/2043	2,803,819
4,000,000	Pottsville, PA Hospital Authority (Lehigh Valley Health Network)	5.000	07/01/2041	4,505,040
900,000	Reading, PA Hsg. Auth (Goggle Works Apts.)	5.625	06/01/2042	935,613
2,895,000	Reading, PA Hsg. Auth (Goggle Works Apts.)	5.875	06/01/2052	3,016,706
1,500,000	Reading, PA School District[1]	5.000	03/01/2037	1,719,075
1,500,000	Reading, PA School District[1]	5.000	03/01/2038	1,716,435
6,450,000	Susquehanna, PA Area Regional Airport Authority	6.500	01/01/2038	6,570,873
6,600,000	Washington County, PA Redevel. Authority (Victory Centre)	5.450	07/01/2035	6,601,320
2,000,000	Westmoreland County, PA Municipal Authority	5.000	08/15/2038	2,284,580
2,600,000	Wilkes-Barre, PA Area School District	5.000	08/01/2034	2,938,702
2,125,000	Wilkes-Barre, PA Area School District	5.000	08/01/2036	2,390,795
				557,026,460
U.S. Possessions—29.0%
700,000	Guam Hsg. Corp. (Single Family Mtg.)	5.750	09/01/2031	732,907
185,000	Guam Power Authority, Series A	5.000	10/01/2023	212,476
235,000	Guam Power Authority, Series A	5.000	10/01/2024	268,196
420,000	Guam Power Authority, Series A	5.000	10/01/2030	471,177
670,000	Northern Mariana Islands Commonwealth, Series A	5.000	10/01/2022	643,367
1,240,000	Northern Mariana Islands Ports Authority, Series A	6.250	03/15/2028	1,088,125
915,000	Northern Mariana Islands Ports Authority, Series A	6.600	03/15/2028	888,794
3,000,000	Puerto Rico Aqueduct & Sewer Authority	5.125	07/01/2037	2,412,180
810,000	Puerto Rico Aqueduct & Sewer Authority	5.250	07/01/2029	661,900
1,460,000	Puerto Rico Aqueduct & Sewer Authority	5.750	07/01/2037	1,192,002

26 OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Value
U.S. Possessions (Continued)
$1,005,000	Puerto Rico Aqueduct & Sewer Authority	6.000%	07/01/2047	$837,245
2,250,000	Puerto Rico Aqueduct & Sewer Authority	6.125 [4]	07/01/2024	1,932,795
37,070,000	Puerto Rico Children’s Trust Fund (TASC)	5.500	05/15/2039	36,766,026
29,590,000	Puerto Rico Children’s Trust Fund (TASC)	5.625	05/15/2043	29,190,831
53,320,000	Puerto Rico Children’s Trust Fund (TASC)	7.153 [7]	05/15/2050	6,095,542
926,500,000	Puerto Rico Children’s Trust Fund (TASC)	7.622 [7]	05/15/2057	36,226,150
2,000,000	Puerto Rico Commonwealth GO6	5.000	07/01/2020	1,135,000
3,000,000	Puerto Rico Commonwealth GO6	5.125	07/01/2028	1,702,500
2,500,000	Puerto Rico Commonwealth GO6	5.375	07/01/2033	1,418,750
5,000,000	Puerto Rico Commonwealth GO6	5.500	07/01/2026	2,837,500
7,360,000	Puerto Rico Commonwealth GO6	5.500	07/01/2039	4,176,800
9,000,000	Puerto Rico Commonwealth GO6	5.750	07/01/2036	5,107,500
3,000,000	Puerto Rico Commonwealth GO6	5.750	07/01/2041	1,702,500
15,000	Puerto Rico Commonwealth GO, NPFGC	6.000	07/01/2027	15,479
790,000	Puerto Rico Commonwealth GO6	6.000	07/01/2028	448,325
13,500,000	Puerto Rico Commonwealth GO6	8.000	07/01/2035	8,100,000
403,060	Puerto Rico Electric Power Authority[6]	10.000	07/01/2019	246,765
403,059	Puerto Rico Electric Power Authority[6]	10.000	07/01/2019	246,765
336,338	Puerto Rico Electric Power Authority[6]	10.000	01/01/2021	206,098
336,339	Puerto Rico Electric Power Authority[6]	10.000	07/01/2021	206,159
112,113	Puerto Rico Electric Power Authority[6]	10.000	01/01/2022	68,809
112,113	Puerto Rico Electric Power Authority[6]	10.000	07/01/2022	68,809
4,920,000	Puerto Rico Electric Power Authority, Series A6	5.000	07/01/2029	3,001,200
3,325,000	Puerto Rico Electric Power Authority, Series A6	5.000	07/01/2042	2,028,250
3,000,000	Puerto Rico Electric Power Authority, Series A6	6.750	07/01/2036	1,830,000
1,435,000	Puerto Rico Electric Power Authority, Series AAA[6]	5.250	07/01/2024	875,350
1,510,000	Puerto Rico Electric Power Authority, Series AAA[6]	5.250	07/01/2025	921,100
5,540,000	Puerto Rico Electric Power Authority, Series AAA[6]	5.250	07/01/2027	3,379,400
1,760,000	Puerto Rico Electric Power Authority, Series AAA[6]	5.250	07/01/2030	1,073,600
3,505,000	Puerto Rico Electric Power Authority, Series AAA[6]	5.250	07/01/2031	2,138,050
3,000,000	Puerto Rico Electric Power Authority, Series CCC[6]	5.250	07/01/2027	1,830,000
6,000,000	Puerto Rico Electric Power Authority, Series SS, NPFGC	5.000	07/01/2025	6,067,440
1,450,000	Puerto Rico Electric Power Authority, Series TT6	5.000	07/01/2032	884,500
1,670,000	Puerto Rico Electric Power Authority, Series WW6	5.000	07/01/2028	1,018,700
2,445,000	Puerto Rico Electric Power Authority, Series XX6	5.250	07/01/2040	1,491,450
725,000	Puerto Rico Electric Power Authority, Series ZZ6	5.000	07/01/2022	442,250
1,000,000	Puerto Rico Highway & Transportation Authority[6]	5.300	07/01/2035	590,980
10,000	Puerto Rico Highway & Transportation Authority, Series A6	5.000	07/01/2038	2,462
325,000	Puerto Rico Highway & Transportation Authority, Series H6	5.000	07/01/2028	80,031
270,000	Puerto Rico Infrastructure[3]	5.000	07/01/2041	19,575
1,400,000	Puerto Rico Infrastructure (Mepsi Campus)[6]	6.500	10/01/2037	693,546
200,000	Puerto Rico ITEMECF (Ana G. Mendez University)	5.000	04/01/2027	197,186
1,250,000	Puerto Rico ITEMECF (Ana G. Mendez University)	5.000	03/01/2036	1,138,438
125,000	Puerto Rico ITEMECF (Ana G. Mendez University)	5.125	04/01/2032	119,224
185,000	Puerto Rico ITEMECF (Ana G. Mendez University)	5.375	04/01/2042	173,356

27 OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Principal Amount		Coupon	Maturity	Value
U.S. Possessions (Continued)
$190,000	Puerto Rico ITEMECF (IEP/HESL/HECR Obligated Group)	5.750%	06/01/2019	$151,981
1,265,000	Puerto Rico Public Buildings Authority[6]	6.000	07/01/2019	679,937
2,070,000	Puerto Rico Public Buildings Authority[3]	6.000	07/01/2041	1,102,275
1,500,000	Puerto Rico Public Buildings Authority[6]	6.500	07/01/2030	810,000
1,000,000	Puerto Rico Public Buildings Authority[3]	6.750	07/01/2036	535,000
3,000,000	Puerto Rico Public Buildings Authority[6]	10.000	07/01/2034	1,582,500
1,015,000	Puerto Rico Public Buildings Authority, Series D6	5.250	07/01/2036	530,338
5,725,000	Puerto Rico Public Finance Corp., Series B6	5.500	08/01/2031	157,438
5,000,000	Puerto Rico Sales Tax Financing Corp., Series A6	5.375	08/01/2039	1,343,750
7,385,000	Puerto Rico Sales Tax Financing Corp., Series A6	5.500	08/01/2037	1,984,719
950,000	Puerto Rico Sales Tax Financing Corp., Series A6	5.500	08/01/2042	255,313
5,000,000	Puerto Rico Sales Tax Financing Corp., Series A6	5.750	08/01/2037	1,343,750
5,000,000	Puerto Rico Sales Tax Financing Corp., Series A6	6.375	08/01/2039	1,343,750
3,000,000	Puerto Rico Sales Tax Financing Corp., Series A6	6.500	08/01/2044	806,250
30,000,000	Puerto Rico Sales Tax Financing Corp., Series A6	7.276 [7]	08/01/2034	2,281,200
18,015,000	Puerto Rico Sales Tax Financing Corp., Series C6	5.711 [7]	08/01/2038	1,145,934
22,130,000	Puerto Rico Sales Tax Financing Corp., Series C6	5.750	08/01/2057	13,692,938
5,500,000	Puerto Rico Sales Tax Financing Corp., Series C6	6.000	08/01/2039	1,478,125
1,000,000	Puerto Rico Sales Tax Financing Corp., Series C6	6.000	08/01/2042	268,750
3,235,000	University of Puerto Rico, Series P	5.000	06/01/2030	1,617,500
1,300,000	University of Puerto Rico, Series Q	5.000	06/01/2030	650,000
2,500,000	V.I. Public Finance Authority, Series C	5.000	10/01/2039	1,826,150
17,450,000	V.I. Tobacco Settlement Financing Corp.	6.247 [7]	05/15/2035	3,311,138
2,195,000	V.I. Tobacco Settlement Financing Corp.	6.497 [7]	05/15/2035	354,580
4,150,000	V.I. Tobacco Settlement Financing Corp.	6.872 [7]	05/15/2035	621,048
7,000,000	V.I. Tobacco Settlement Financing Corp.	7.622 [7]	05/15/2035	697,900
1,715,000	V.I. Tobacco Settlement Financing Corp. (TASC)	5.000	05/15/2031	1,704,916
				219,580,740
Total Investments, at Value (Cost $871,248,933)—102.6%				776,607,200
Net Other Assets (Liabilities)—(2.6)				(19,482,838)
Net Assets—100.0%				$757,124,362

Footnotes to Statement of Investments

1. All or a portion of the security position is when-issued or delayed delivery to be delivered and settled after period end. See Note 4 of the accompanying Notes.

2. Security represents the underlying municipal bond with respect to an inverse floating rate security held by the Fund. The bond was purchased by the Fund and subsequently transferred to a trust, which issued the related inverse floating rate security. See Note 4 of the accompanying Notes.

3. This security is accruing partial income at an anticipated effective rate based on expected interest and/or principal payments. The rate shown is the contractual interest rate.

4. Denotes a step bond: a zero coupon bond that converts to a fixed or variable interest rate at a designated future date.

5. Interest or dividend is paid-in-kind, when applicable.

6. This security is not accruing income because its issuer has missed or is expected to miss interest and/or principal payments. The rate shown is the contractual interest rate. See Note 4 of the accompanying Notes.

28 OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

Footnotes to Statement of Investments (Continued)

7. Zero coupon bond reflects effective yield on the original acquisition date.

To simplify the listings of securities, abbreviations are used per the table below:

ACTS	Adult Communities Total Services, Inc.
AHlth	Abington Health
AHlthF	Abington Health Foundation
AHSys	Aria Health System
AMH	Abington Memorial Hospital
AMS	ACTS Management Services, Inc.
AriaH	Aria Health
ARLC	ACTS Retirement-Life Communities, Inc.
ASCS	ACTS Signature Community Services, Inc.
ATI	Azalea Trace, Inc.
EDFA	Economic Devel. Finance Authority
GO	General Obligation
GPA	General Purpose Authority
H&EFA	Health and Educational Facilities Authority
H&HEFA	Hospitals and Higher Education Facilities Authority
HDA	Hospital Devel. Authority
HEBA	Higher Education Building Authority
HECR	Hospital Episcopal Cristo Redentor
HEFA	Higher Education Facilities Authority
HEHA	Higher Education and Health Authority
HESL	Hospital Episcopal San Lucas
IDA	Industrial Devel. Agency
IEP	Iglesia Episcopal Puertorriquena
IRSch	Iron Range School
ITEMECF	Industrial, Tourist, Educational, Medical and Environmental Community Facilities
JUP	Jefferson University Physicians
KC	Kidspeace Corporation
KCH	Kidspeace Childrens Hospital
KMAKNC	Kidspeace Mesabi Academy
KNCONM	Kidspeace National Centers of North America
KNCONY	Kidspeace National Centers of New York
LHosp	Landsdale Hospital
LVE	Lanier Village Estates, Inc.
MAS	Mercy Adult Services
MCMCSPA	Mercy Catholic Medical Center of Southeastern Pennsylvania
MHH	Mercy Haverford Foundation
MHP	Mercy Health Plan
MHSSPA	Mercy Health System of Southeastern Pennsylvania
NPFGC	National Public Finance Guarantee Corp.
ReR	Residential Resources
RRDC	Residential Resources Devel. Corp.
RRSW	Residential Resources Southwest
TASC	Tobacco Settlement Asset-Backed Bonds
TJU	Thomas Jefferson University
TJUH	Thomas Jefferson University Hospital
TJUHS	TJUH System
UPMC	University of Pittsburgh Medical Center

29 OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

To simplify the listings of securities, abbreviations are used per the table below: (Continued)

V.I.	United States Virgin Islands

See accompanying Notes to Financial Statements.

30 OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

STATEMENT OF ASSETS AND LIABILITIES July 31, 2017

Assets
Investments, at value (cost $871,248,933)—see accompanying statement of investments	$776,607,200
Cash	674,232
Receivables and other assets:
Interest	7,422,293
Investments sold on a when-issued or delayed delivery basis	6,119,726
Shares of beneficial interest sold	593,734
Other	262,658

Total assets	791,679,843
Liabilities
Payables and other liabilities:
Payable for short-term floating rate notes issued (See Note 4)	25,460,000
Investments purchased on a when-issued or delayed delivery basis	7,376,480
Shares of beneficial interest redeemed	725,416
Dividends	633,395
Distribution and service plan fees	132,606
Trustees’ compensation	127,512
Shareholder communications	6,560
Interest expense on borrowings	369
Other	93,143

Total liabilities	34,555,481
Net Assets	$757,124,362

Composition of Net Assets
Paid-in capital	$941,311,443
Accumulated net investment loss	(1,280,355)
Accumulated net realized loss on investments	(88,264,993)
Net unrealized depreciation on investments	(94,641,733)

Net Assets	$757,124,362

31 OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

STATEMENT OF ASSETS AND LIABILITIES Continued

Net Asset Value Per Share
Class A Shares:

Net asset value and redemption price per share (based on net assets of $500,339,885 and 47,913,219 shares of beneficial interest outstanding)	$10.44
Maximum offering price per share (net asset value plus sales charge of 4.75% of offering price)	$10.96

Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $2,703,407 and 259,061 shares of beneficial interest outstanding)	$10.44

Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $199,497,005 and 19,153,690 shares of beneficial interest outstanding)	$10.42

Class Y Shares:

Net asset value, redemption price and offering price per share (based on net assets of $54,584,065 and 5,224,153 shares of beneficial interest outstanding)	$10.45

See accompanying Notes to Financial Statements.

32 OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

STATEMENT OF OPERATIONS For the Year Ended July 31, 2017

Investment Income
Interest	$41,997,892
Expenses
Management fees	3,928,108
Distribution and service plan fees:
Class A	911,821
Class B	35,385
Class C	1,886,722
Transfer and shareholder servicing agent fees:
Class A	509,710
Class B	3,931
Class C	209,907
Class Y	39,862
Shareholder communications:
Class A	16,882
Class B	279
Class C	8,140
Class Y	1,570
Borrowing fees	724,058
Interest expense and fees on short-term floating rate notes issued (See Note 4)	452,010
Interest expense on borrowings	122,911
Trustees’ compensation	11,693
Custodian fees and expenses	4,805
Other	257,752

Total expenses	9,125,546
Net Investment Income	32,872,346
Realized and Unrealized Loss
Net realized loss on investments	(9,483,626)

Net change in unrealized appreciation/depreciation on investment transactions	(1,942,210)
Net Increase in Net Assets Resulting from Operations	$21,446,510

See accompanying Notes to Financial Statements.

33 OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended July 31, 2017	Year Ended July 31, 2016
Operations
Net investment income	$32,872,346	$42,728,226
Net realized loss	(9,483,626)	(11,884,369)
Net change in unrealized appreciation/depreciation	(1,942,210)	26,543,186

Net increase in net assets resulting from operations	21,446,510	57,387,043
Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	(26,488,471)	(30,999,892)
Class B	(175,422)	(384,932)
Class C	(9,427,119)	(11,134,209)
Class Y	(2,143,487)	(1,674,134)

	(38,234,499)	(44,193,167)
Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class A	(14,663,846)	(34,894,701)
Class B	(2,888,195)	(5,479,741)
Class C	(16,468,612)	(9,147,900)
Class Y	24,874,445	730,375

	(9,146,208)	(48,791,967)
Net Assets
Total decrease	(25,934,197)	(35,598,091)

Beginning of period	783,058,559	818,656,650

End of period (including accumulated net investment income (loss) of $(1,280,355) and $4,994,389, respectively)	$757,124,362	$783,058,559

See accompanying Notes to Financial Statements.

34 OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

STATEMENT OF CASH FLOWS For the Year Ended July 31, 2017

Cash Flows from Operating Activities
Net increase in net assets from operations	$21,446,510
Adjustments to reconcile net increase in net assets from operations to net cash provided by operating activities:
Purchase of investment securities	(156,530,753)
Proceeds from disposition of investment securities	195,802,968
Short-term investment securities, net	823,531
Premium amortization	3,428,235
Discount accretion	(9,586,458)
Net realized loss on investments	9,483,626
Net change in unrealized appreciation/depreciation on investment transactions	1,942,210
Change in assets:
Decrease in other assets	9,786
Decrease in interest receivable	2,002,818
Increase in receivable for securities sold	(3,377,960)
Change in liabilities:
Increase in other liabilities	47,802
Increase in payable for securities purchased	3,825,460

Net cash provided by operating activities	69,317,775
Cash Flows from Financing Activities
Proceeds from borrowings	134,800,000
Payments on borrowings	(147,000,000)
Payments on short-term floating rate notes issued	(9,935,000)
Proceeds from shares sold	109,693,300
Payments on shares redeemed	(151,435,470)
Cash distributions paid	(5,296,399)

Net cash used in financing activities	(69,173,569)
Net increase in cash	144,206
Cash, beginning balance	530,026

Cash, ending balance	$674,232

Supplemental disclosure of cash flow information:

Noncash financing activities not included herein consist of reinvestment of dividends and distributions of $32,885,370.

Cash paid for interest on borrowings—$124,040.

Cash paid for interest on short-term floating rate notes issued—$452,010.

See accompanying Notes to Financial Statements.

35 OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

FINANCIAL HIGHLIGHTS

Class A	Year Ended July 31, 2017	Year Ended July 31, 2016	Year Ended July 31, 2015	Year Ended July 31, 2014	Year Ended July 31, 2013

Per Share Operating Data
Net asset value, beginning of period	$10.67	$10.49	$10.38	$10.53	$11.47

Income (loss) from investment operations:
Net investment income[1]	0.47	0.59	0.63	0.67	0.61
Net realized and unrealized gain (loss)	(0.16)	0.20	0.09	(0.22)	(0.94)

Total from investment operations	0.31	0.79	0.72	0.45	(0.33)

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.54)	(0.61)	(0.61)	(0.60)	(0.61)

Net asset value, end of period	$10.44	$10.67	$10.49	$10.38	$10.53

Total Return, at Net Asset Value[2]	2.96%	7.84%	6.98%	4.57%	(3.13)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$500,340	$526,247	$552,146	$586,870	$737,142

Average net assets (in thousands)	$509,600	$537,284	$589,000	$624,096	$812,430

Ratios to average net assets:[3]
Net investment income	4.50%	5.59%	5.93%	6.60%	5.32%
Expenses excluding specific expenses listed below	0.83%	0.80%	0.77%	0.76%	0.69%
Interest and fees from borrowings	0.11%	0.11%	0.11%	0.14%	0.09%
Interest and fees on short-term floating rate notes issued[4]	0.06%	0.06%	0.07%	0.13%	0.11%

Total expenses	1.00%	0.97%	0.95%	1.03%	0.89%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.00%	0.97%	0.95%	1.03%[5]	0.88%

Portfolio turnover rate	20%	6%	12%	6%	10%

36 OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods less than one full year.

4. Interest and fee expense related to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

5. Waiver was less than 0.005%.

See accompanying Notes to Financial Statements.

37 OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

FINANCIAL HIGHLIGHTS Continued

Class B	Year Ended July 31, 2017	Year Ended July 31, 2016	Year Ended July 31, 2015	Year Ended July 31, 2014	Year Ended July 31, 2013

Per Share Operating Data
Net asset value, beginning of period	$10.66	$10.49	$10.37	$10.52	$11.47

Income (loss) from investment operations:
Net investment income[1]	0.41	0.51	0.55	0.59	0.51
Net realized and unrealized gain (loss)	(0.16)	0.19	0.10	(0.22)	(0.95)

Total from investment operations	0.25	0.70	0.65	0.37	(0.44)

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.47)	(0.53)	(0.53)	(0.52)	(0.51)

Net asset value, end of period	$10.44	$10.66	$10.49	$10.37	$10.52

Total Return, at Net Asset Value[2]	2.22%	7.04%	6.27%	3.75%	(4.03)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,703	$5,686	$11,078	$16,828	$26,479

Average net assets (in thousands)	$3,917	$7,651	$14,523	$20,693	$35,453

Ratios to average net assets:[3]
Net investment income	3.95%	4.89%	5.14%	5.82%	4.47%
Expenses excluding specific expenses listed below	1.56%	1.55%	1.53%	1.56%	1.53%
Interest and fees from borrowings	0.11%	0.11%	0.11%	0.14%	0.09%
Interest and fees on short-term floating rate notes issued[4]	0.06%	0.06%	0.07%	0.13%	0.11%

Total expenses	1.73%	1.72%	1.71%	1.83%	1.73%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.73%	1.72%	1.71%	1.83%[5]	1.72%

Portfolio turnover rate	20%	6%	12%	6%	10%

38 OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods less than one full year.

4. Interest and fee expense related to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

5. Waiver was less than 0.005%.

See accompanying Notes to Financial Statements.

39 OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

FINANCIAL HIGHLIGHTS Continued

Class C	Year Ended July 31, 2017	Year Ended July 31, 2016	Year Ended July 31, 2015	Year Ended July 31, 2014	Year Ended July 31, 2013

Per Share Operating Data
Net asset value, beginning of period	$10.64	$10.47	$10.36	$10.51	$11.45

Income (loss) from investment operations:
Net investment income[1]	0.40	0.51	0.55	0.60	0.52
Net realized and unrealized gain (loss)	(0.15)	0.19	0.09	(0.22)	(0.94)

Total from investment operations	0.25	0.70	0.64	0.38	(0.42)

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.47)	(0.53)	(0.53)	(0.53)	(0.52)

Net asset value, end of period	$10.42	$10.64	$10.47	$10.36	$10.51

Total Return, at Net Asset Value[2]	2.23%	7.06%	6.19%	3.79%	(3.88)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$199,497	$220,769	$226,296	$236,269	$304,243

Average net assets (in thousands)	$209,822	$221,129	$239,680	$255,808	$342,161

Ratios to average net assets:[3]
Net investment income	3.79%	4.84%	5.17%	5.84%	4.55%
Expenses excluding specific expenses listed below	1.56%	1.55%	1.52%	1.52%	1.46%
Interest and fees from borrowings	0.11%	0.11%	0.11%	0.14%	0.09%
Interest and fees on short-term floating rate notes issued[4]	0.06%	0.06%	0.07%	0.13%	0.11%

Total expenses	1.73%	1.72%	1.70%	1.79%	1.66%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.73%	1.72%	1.70%	1.79%[5]	1.65%

Portfolio turnover rate	20%	6%	12%	6%	10%

40 OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods less than one full year.

4. Interest and fee expense related to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

5. Waiver was less than 0.005%.

See accompanying Notes to Financial Statements.

41 OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

FINANCIAL HIGHLIGHTS Continued

Class Y	Year Ended July 31, 2017	Year Ended July 31, 2016	Year Ended July 31, 2015	Year Ended July 31, 2014	Year Ended July 31, 2013

Per Share Operating Data
Net asset value, beginning of period	$10.68	$10.50	$10.38	$10.53	$11.48

Income (loss) from investment operations:
Net investment income[1]	0.47	0.60	0.65	0.69	0.62
Net realized and unrealized gain (loss)	(0.14)	0.20	0.10	(0.22)	(0.94)

Total from investment operations	0.33	0.80	0.75	0.47	(0.32)

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.56)	(0.62)	(0.63)	(0.62)	(0.63)

Net asset value, end of period	$10.45	$10.68	$10.50	$10.38	$10.53

Total Return, at Net Asset Value[2]	3.14%	7.99%	7.23%	4.72%	(3.08)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$54,584	$30,357	$29,137	$26,322	$32,754

Average net assets (in thousands)	$39,973	$28,378	$30,378	$28,437	$34,321

Ratios to average net assets:[3]
Net investment income	4.53%	5.73%	6.07%	6.75%	5.46%
Expenses excluding specific expenses listed below	0.65%	0.65%	0.62%	0.62%	0.55%
Interest and fees from borrowings	0.11%	0.11%	0.11%	0.14%	0.09%
Interest and fees on short-term floating rate notes issued[4]	0.06%	0.06%	0.07%	0.13%	0.11%

Total expenses	0.82%	0.82%	0.80%	0.89%	0.75%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.82%	0.82%	0.80%	0.89%	0.74%

Portfolio turnover rate	20%	6%	12%	6%	10%

42 OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods less than one full year.

4. Interest and fee expense related to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

See accompanying Notes to Financial Statements.

43 OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS July 31, 2017

1. Organization

Oppenheimer Rochester Pennsylvania Municipal Fund (the “Fund”) is a separate series of Oppenheimer Multi-State Municipal Trust, a diversified open-end management investment company registered under the Investment Company Act of 1940 (“1940 Act”), as amended. The Fund’s investment objective is to seek tax-free income. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI.

The Fund offers Class A, Class C and Class Y shares, and previously offered Class B shares for new purchase through June 29, 2012. Subsequent to that date, no new purchases of Class B shares are permitted, however reinvestment of dividend and/or capital gain distributions and exchanges of Class B shares into and from other Oppenheimer funds are allowed. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class C shares are sold, and Class B shares were sold, without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). Class Y shares are sold to certain institutional investors or intermediaries without either a front-end sales charge or a CDSC, however, the intermediaries may impose charges on their accountholders who beneficially own Class Y shares. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B and C shares have separate distribution and/or service plans under which they pay fees. Class Y shares do not pay such fees. Class B shares will automatically convert to Class A shares 72 months after the date of purchase.

The following is a summary of significant accounting policies followed in the Fund’s preparation of financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. GAAP, are recorded on the ex-dividend date. Income distributions, if any,

44 OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

2. Significant Accounting Policies (Continued)

are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid annually or at other times as deemed necessary by the Manager.

Investment Income. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdraft at a rate equal to the Prime Rate plus 0.35%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former Trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three preceding fiscal reporting period ends. The Fund has analyzed its tax positions for the fiscal year ended July 31, 2017, including open tax years, and does not believe there are any uncertain tax positions requiring recognition in the Fund’s financial statements.

The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

45 OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued

2. Significant Accounting Policies (Continued)

Undistributed Net Investment Income	Undistributed Long-Term Gain	Accumulated Loss Carryforward[1,2,3,4]	Net Unrealized Depreciation Based on cost of Securities and Other Investments for Federal Income Tax Purposes

$11,041,951	$—	$87,595,390	$107,711,138

1. At period end, the Fund had $87,595,390 of net capital loss carryforward available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions. Details of the capital loss carryforwards are included in the table below. Capital loss carryovers with no expiration, if any, must be utilized prior to those with expiration dates.

Expiring

2018	$43,078,455
No expiration	44,516,935

Total	$87,595,390

2. During the reporting period, the Fund did not utilize any capital loss carryforward.

3. During the previous reporting period, the Fund did not utilize any capital loss carryforward.

4. During the reporting period, $48,870,545 of unused capital loss carryforward expired.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains are determined in accordance with federal income tax requirements, which may differ from the character of net investment income or net realized gains presented in those financial statements in accordance with U.S. GAAP. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

Accordingly, the following amounts have been reclassified for the reporting period. Net assets of the Fund were unaffected by the reclassifications.

Reduction to Paid-in Capital	Increase to Accumulated Net Investment Loss	Reduction to Accumulated Net Realized Loss on Investments

$48,870,545	$912,591	$49,783,136

The tax character of distributions paid during the reporting periods:

	Year Ended July 31, 2017	Year Ended July 31, 2016

Distributions paid from:
Exempt-interest dividends	$38,057,756	$44,028,997
Ordinary income	176,743	164,170

Total	$38,234,499	$44,193,167

The aggregate cost of securities and other investments and the composition of unrealized

46 OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

2. Significant Accounting Policies (Continued)

appreciation and depreciation of securities and other investments for federal income tax purposes at period end are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$863,978,678[1]

Gross unrealized appreciation	$38,234,543
Gross unrealized depreciation	(145,945,681)

Net unrealized depreciation	$(107,711,138)

1. The Federal tax cost of securities does not include cost of $20,339,660, which has otherwise been recognized for financial reporting purposes, related to bonds placed into trusts in conjunction with certain investment transactions. See the Inverse Floating Rate Securities note in Note 4.

Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Recent Accounting Pronouncement. In October 2016, the Securities and Exchange Commission (“SEC”) adopted amendments to rules under the Investment Company Act of 1940 (“final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. The final rules amend Regulation S-X and require funds to provide standardized, enhanced derivative disclosure in fund financial statements in a format designed for individual investors. The amendments to Regulation S-X also update the disclosures for other investments and investments in, and advances to affiliates and amend the rules regarding the general form and content of fund financial statements. The compliance date for the amendments to Regulation S-X is for reporting periods ended after August 1, 2017. The implementation of the rules will not have a material impact on the Fund’s financial statements.

3. Securities Valuation

The Fund calculates the net asset value of its shares as of 4:00 P.M. Eastern time, on each day the New York Stock Exchange (the “Exchange”) is open for trading, except in the case of a scheduled early closing of the Exchange, in which case the Fund will calculate net asset value of the shares as of the scheduled early closing time of the Exchange.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a fair valuation for any security for which market quotations are not readily available. The Valuation Committee’s fair valuation determinations are subject to review,

47 OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued

3. Securities Valuation (Continued)

approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued primarily using unadjusted quoted market prices, when available, as supplied by third party pricing services or broker-dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, short-term notes, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the bid and asked prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices. Pricing services generally price debt securities assuming orderly transactions of an institutional “round lot” size, but some trades may occur in smaller, “odd lot” sizes, sometimes at lower prices than institutional round lot trades. Standard inputs generally considered by third-party pricing vendors include reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, as well as other appropriate factors.

Securities for which market quotations are not readily available or a significant event has occurred that would materially affect the value of the security, the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Those standardized fair valuation methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager regularly compares prior day prices and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably

48 OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

3. Securities Valuation (Continued)

available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs may be used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities at period end based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value

Assets Table
Investments, at Value:
Municipal Bonds and Notes
Pennsylvania	$—	$550,100,910	$6,925,550	$557,026,460
U.S. Possessions	—	219,580,740	—	219,580,740

Total Assets	$—	$769,681,650	$6,925,550	$776,607,200

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

The table below shows the transfers between Level 2 and Level 3. The Fund’s policy is to recognize transfers in and transfers out as of the beginning of the reporting period.

49 OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued

3. Securities Valuation (Continued)

	Transfers out of Level 2*	Transfers into Level 3*

Assets Table
Investments, at Value:
Municipal Bonds and Notes
Pennsylvania	$(27)	$27

Total Assets	$(27)	$27

*Transferred from Level 2 to Level 3 because of the lack of observable market data due to a decrease in market activity for these securities.

4. Investments and Risks

Inverse Floating Rate Securities. The Fund invests in inverse floating rate securities that pay interest at a rate that varies inversely with short-term interest rates. Because inverse floating rate securities are leveraged instruments, the value of an inverse floating rate security will change more significantly in response to changes in interest rates and other market fluctuations than the market value of a conventional fixed-rate municipal security of similar maturity and credit quality, including the municipal bond underlying an inverse floating rate security.

An inverse floating rate security is created as part of a financial transaction referred to as a “tender option bond” transaction. In most cases, in a tender option bond transaction the Fund sells a fixed-rate municipal bond (the “underlying municipal bond”) to a trust (the “Trust”). The Trust then issues and sells short-term floating rate securities with a fixed principal amount representing a senior interest in the underlying municipal bond to third parties and a residual, subordinate interest in the underlying municipal bond (referred to as an “inverse floating rate security”) to the Fund. The interest rate on the short-term floating rate securities resets periodically, usually weekly, to a prevailing market rate and holders of these securities are granted the option to tender their securities back to the Trust for repurchase at their principal amount plus accrued interest thereon (the “purchase price”) periodically, usually daily or weekly. A remarketing agent for the Trust is required to attempt to re-sell any tendered short-term floating rate securities to new investors for the purchase price. If the remarketing agent is unable to successfully re-sell the tendered short-term floating rate securities, a liquidity provider to the Trust must contribute cash to the Trust to ensure that the tendering holders receive the purchase price of their securities on the repurchase date.

Because holders of the short-term floating rate securities are granted the right to tender their securities to the Trust for repurchase at frequent intervals for the purchase price, with such payment effectively guaranteed by the liquidity provider, the securities generally bear short-term rates of interest commensurate with money market instruments. When interest is paid on the underlying municipal bond to the Trust, such proceeds are first used to pay the Trust’s administrative expenses and accrued interest to holders of the short-term floating rate securities, with any remaining amounts being paid to the Fund, as the holder of the inverse

50 OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

4. Investments and Risks (Continued)

floating rate security. Accordingly, the amount of such interest on the underlying municipal bond paid to the Fund is inversely related to the rate of interest on the short-term floating rate securities. Additionally, because the principal amount of the short-term floating rate securities is fixed and is not adjusted in response to changes in the market value of the underlying municipal bond, any change in the market value of the underlying municipal bond is reflected entirely in a change to the value of the inverse floating rate security.

Typically, the terms of an inverse floating rate security grant certain rights to the Fund, as holder. For example, the Fund typically has the right upon request to require that the Trust compel a tender of the short-term floating rate securities to facilitate the Fund’s acquisition of the underlying municipal bond. Following such a request, the Fund pays the Trust the purchase price of the short-term floating rate securities and a specified portion of any market value gain on the underlying municipal bond since its deposit into the Trust, which the Trust uses to redeem the short-term floating rate securities. The Trust then distributes the underlying municipal bond to the Fund. Through the exercise of this right, the Fund can voluntarily terminate or “collapse” the Trust, terminate its investment in the related inverse floating rate security and obtain the underlying municipal bond. Additionally, the Fund also typically has the right to exchange with the Trust (i) a principal amount of short-term floating rate securities held by the Fund for a corresponding additional principal amount of the inverse floating rate security or (ii) a principal amount of the inverse floating rate security held by the Fund for a corresponding additional principal amount of short-term floating rate securities (which are typically then sold to other investors). Through the exercise of this right, the Fund may increase (or decrease) the principal amount of short-term floating rate securities outstanding, thereby increasing (or decreasing) the amount of leverage provided by the short-term floating rate securities to the Fund’s investment exposure to the underlying municipal bond.

The Fund’s investments in inverse floating rate securities involve certain risks. As short-term interest rates rise, an inverse floating rate security produces less current income (and, in extreme cases, may pay no income) and as short-term interest rates fall, an inverse floating rate security produces more current income. Thus, if short-term interest rates rise after the issuance of the inverse floating rate security, any yield advantage is reduced or eliminated. All inverse floating rate securities entail some degree of leverage represented by the outstanding principal amount of the related short-term floating rate securities, relative to the par value of the underlying municipal bond. The value of, and income earned on, an inverse floating rate security that has a higher degree of leverage will fluctuate more significantly in response to changes in interest rates and to changes in the market value of the related underlying municipal bond than that of an inverse floating rate security with a lower degree of leverage, and is more likely to be eliminated entirely under adverse market conditions. Changes in the value of an inverse floating rate security will also be more significant than changes in the market value of the related underlying municipal bond because the leverage provided by the related short-term floating rate securities increases the sensitivity of an inverse floating rate security to changes in interest rates and to the market value of the underlying municipal bond. An inverse floating rate security can be expected to underperform fixed-rate municipal bonds when the difference between long-term and short-term interest rates is decreasing

51 OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued

4. Investments and Risks (Continued)

(or is already small) or when long-term interest rates are rising, but can be expected to outperform fixed-rate municipal bonds when the difference between long-term and short-term interest rates is increasing (or is already large) or when long-term interest rates are falling. Additionally, a tender option bond transaction typically provides for the automatic termination or “collapse” of a Trust upon the occurrence of certain adverse events, usually referred to as “mandatory tender events” or “tender option termination events.” These events may include, among others, a credit ratings downgrade of the underlying municipal bond below a specified level, a decrease in the market value of the underlying municipal bond below a specified amount, a bankruptcy of the liquidity provider or the inability of the remarketing agent to resell to new investors short-term floating rate securities that have been tendered for repurchase by holders thereof. Following the occurrence of such an event, the underlying municipal bond is generally sold for current market value and the proceeds distributed to holders of the short-term floating rate securities and inverse floating rate security, with the holder of the inverse floating rate security (the Fund) generally receiving the proceeds of such sale only after the holders of the short-term floating rate securities have received proceeds equal to the purchase price of their securities (and the liquidity provider is generally required to contribute cash to the Trust only in an amount sufficient to ensure that the holders of the short-term floating rate securities receive the purchase price of their securities in connection with such termination of the Trust). Following the occurrence of such events, the Fund could potentially lose the entire amount of its investment in the inverse floating rate security.

Finally, the Fund may enter into shortfall/reimbursement agreements with the liquidity provider of certain tender option bond transactions in connection with certain inverse floating rate securities held by the Fund. These agreements commit the Fund to reimburse the liquidity provider to the extent that the liquidity provider must provide cash to a Trust, including following the termination of a Trust resulting from the occurrence of a “mandatory tender event.” In connection with the occurrence of such an event and the termination of the Trust triggered thereby, the shortfall/reimbursement agreement will make the Fund liable for the amount of the negative difference, if any, between the liquidation value of the underlying municipal bond and the purchase price of the short-term floating rate securities issued by the Trust. Under the standard terms of a tender option bond transaction, absent such a shortfall/ reimbursement agreement, the Fund, as holder of the inverse floating rate security, would not be required to make such a reimbursement payment to the liquidity provider. The Manager monitors the Fund’s potential exposure with respect to these agreements on a daily basis and intends to take action to terminate the Fund’s investment in related inverse floating rate securities, if it deems it appropriate to do so. At period end, the Fund’s maximum exposure under such agreements is estimated at $19,460,000.

When the Fund creates an inverse floating rate security in a tender option bond transaction by selling an underlying municipal bond to a Trust, the transaction is considered a secured borrowing for financial reporting purposes. As a result of such accounting treatment, the Fund includes the underlying municipal bond on its Statement of Investments and as an asset on its Statement of Assets and Liabilities (but does not separately include the related inverse floating rate security on either). The Fund also includes a liability on its Statement of Assets and

52 OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

4. Investments and Risks (Continued)

Liabilities equal to the outstanding principal amount and accrued interest on the related short-term floating rate securities issued by the Trust. Interest on the underlying municipal bond is recorded as investment income on the Fund’s Statement of Operations, while interest payable on the related short-term floating rate securities is recorded as interest expense. At period end, municipal bond holdings with a value of $38,262,455 shown on the Fund’s Statement of Investments are held by such Trusts and serve as the underlying municipal bonds for the related $25,460,000 in short-term floating rate securities issued and outstanding at that date.

At period end, the inverse floating rate securities associated with tender option bond transactions accounted for as secured borrowings were as follows:

Principal Amount	Inverse Floater[1]	Coupon Rate[2]	Maturity Date	Value

$ 3,250,000	Berks County, PA Municipal Authority Tender Option Bond Series 2015-XF2016 Trust[3]	14.683%	11/1/31	$4,391,790
3,000,000	PA GO Tender Option Bond Series 2016-XF0534 Trust	10.143	6/1/22	4,463,670
3,230,000	PA Southcentral General Authority (Hanover Hospital) Tender Option Bond Series 2015-XF2131 Trust[3]	16.601	6/1/29	3,946,995

				$12,802,455

1. For a list of abbreviations used in the Inverse Floater table see the Portfolio Abbreviations table at the end of the Statement of Investments.

2. Represents the current interest rate for the inverse floating rate security.

3. Represents an inverse floating rate security that is subject to a shortfall/reimbursement agreement.

The Fund may also purchase an inverse floating rate security created as part of a tender option bond transaction not initiated by the Fund when a third party, such as a municipal issuer or financial institution, transfers an underlying municipal bond to a Trust. For financial reporting purposes, the Fund includes the inverse floating rate security related to such transaction on its Statement of Investments and as an asset on its Statement of Assets and Liabilities, and interest on the security is recorded as investment income on the Fund’s Statement of Operations.

The Fund may invest in inverse floating rate securities with any degree of leverage (as measured by the outstanding principal amount of related short-term floating rate securities). However, the Fund may only expose up to 20% of its total assets to the effects of leverage from its investments in inverse floating rate securities. This limitation is measured by comparing the aggregate principal amount of the short-term floating rate securities that are related to the inverse floating rate securities held by the Fund to the total assets of the Fund. The Fund’s exposure to the effects of leverage from its investments in inverse floating rate securities amounts to $25,460,000 or 3.22% of its total assets at period end.

Securities on a When-Issued or Delayed Delivery Basis. The Fund may purchase securities on a “when-issued” basis, and may purchase or sell securities on a “delayed delivery” basis. “When-issued” or “delayed delivery” refers to securities whose terms

53 OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued

4. Investments and Risks (Continued)

and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Fund’s net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.

At period end, the Fund had purchased securities issued on a when-issued or delayed delivery basis and sold securities issued on a delayed delivery basis as follows:

When-Issued or Delayed Delivery Basis Transactions

Purchased securities	$7,376,480
Sold securities	6,119,726

Credit Risk. The Fund invests in high-yield, non-investment-grade bonds, which may be subject to a greater degree of credit risk. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. The Fund may acquire securities that have missed an interest payment, and is not obligated to dispose of securities whose issuers or underlying obligors subsequently miss an interest payment.

In June 2016, Congress passed the Puerto Rico Oversight, Management, and Economic Stability Act (“PROMESA”). PROMESA established a federally-appointed fiscal oversight board (the “Oversight Board”) to oversee Puerto Rico’s financial operations and allows the Oversight Board to file cases on behalf of the Commonwealth of Puerto Rico or one of its instrumentalities to restructure debt and other obligations of the relevant entity in a “Title III” proceeding. Title III incorporates many provisions of the federal Bankruptcy Code for U.S. territories, and incorporates legal mechanisms for a litigation stay and restructuring of pension and debt obligations, among other provisions. In early May 2017, Title III petitions were filed for the Commonwealth of Puerto Rico and the Puerto Rico Sales Tax Financing Corporation (“COFINA”), two of the largest issuers of Puerto Rico debt. Title III petitions for Puerto Rico Highways & Transportation Authority (“PRHTA”) and Puerto Rico Electric Power Authority (“PREPA”) were subsequently filed in mid-May and early July, respectively. Title III petitions for additional Puerto Rican instrumentalities are expected to be filed. These restructuring proceedings create uncertainty as to the treatment of claims of varying degrees of seniority and the levels and priorities of payment from the affected entities.

Information concerning securities not accruing interest at period end is as follows:

54 OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

4. Investments and Risks (Continued)

Cost	$188,553,999
Market Value	$86,583,364
Market Value as % of Net Assets	11.44%

Concentration Risk. The Fund invests a large percentage of its total assets in obligations of issuers within its respective state and U.S. territories. Risks may arise from geographic concentration in any state, commonwealth or territory, such as Puerto Rico, the U.S. Virgin Islands, Guam or the Northern Mariana Islands. Certain economic, regulatory or political developments occurring in the state, commonwealth or territory such as ongoing developments in Puerto Rico may impair the ability of certain issuers of municipal securities to pay principal and interest on their obligations.

5. Market Risk Factors

The Fund’s investments in securities and/or financial derivatives may expose the Fund to various market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer of debt to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield debt securities are subject to credit risk to a greater extent than lower-yield, higher-quality securities.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

55 OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued

6. Shares of Beneficial Interest

The Fund has authorized an unlimited number of no par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Year Ended July 31, 2017		Year Ended July 31, 2016
	Shares	Amount	Shares	Amount
Class A
Sold	5,257,460	$55,073,746	4,395,258	$46,102,334
Dividends and/or distributions reinvested	2,152,725	22,561,837	2,480,172	26,014,670
Redeemed	(8,819,104)	(92,299,429)	(10,183,046)	(107,011,705)
Net decrease	(1,408,919)	$(14,663,846)	(3,307,616)	$(34,894,701)

Class B
Sold	3,082	$32,328	6,434	$67,303
Dividends and/or distributions reinvested	14,637	153,394	32,572	341,402
Redeemed	(292,025)	(3,073,917)	(562,180)	(5,888,446)
Net decrease	(274,306)	$(2,888,195)	(523,174)	$(5,479,741)

Class C
Sold	2,001,073	$20,955,609	2,066,439	$21,629,265
Dividends and/or distributions reinvested	789,856	8,257,664	932,513	9,756,871
Redeemed	(4,378,996)	(45,681,885)	(3,877,722)	(40,534,036)
Net decrease	(1,588,067)	$(16,468,612)	(878,770)	$(9,147,900)

Class Y
Sold	3,186,877	$33,267,075	1,061,869	$11,166,397
Dividends and/or distributions reinvested	182,375	1,912,475	143,040	1,501,125
Redeemed	(988,574)	(10,305,105)	(1,137,609)	(11,937,147)
Net increase	2,380,678	$24,874,445	67,300	$730,375

7. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the reporting period were as follows:

	Purchases	Sales
Investment securities	$156,530,753	$195,802,968

8. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

56 OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

8. Fees and Other Transactions with Affiliates (Continued)

Fee Schedule
Up to $200 million	0.60%
Next $100 million	0.55
Next $200 million	0.50
Next $250 million	0.45
Next $250 million	0.40
Next $4 billion	0.35
Over $5 billion	0.33

The Fund’s effective management fee for the reporting period was 0.51% of average annual net assets before any applicable waivers.

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the investment management fee collected by the Manager from the Fund, which shall be calculated after any investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

Transfer Agent Fees. OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. The Fund pays the Transfer Agent a fee based on annual net assets, which shall be calculated after any applicable fee waivers. Fees incurred and average net assets for each class with respect to these services are detailed in the Statement of Operations and Financial Highlights, respectively.

Sub-Transfer Agent Fees. The Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI (the “Sub-Transfer Agent”), to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Trustees’ Compensation. The Fund has adopted an unfunded retirement plan (the “Plan”) for the Fund’s Independent Trustees. Benefits are based on years of service and fees paid to each Trustee during their period of service. The Plan was frozen with respect to adding new participants effective December 31, 2006 (the “Freeze Date”) and existing Plan Participants as of the Freeze Date will continue to receive accrued benefits under the Plan. Active

Independent Trustees as of the Freeze Date have each elected a distribution method with respect to their benefits under the Plan. During the reporting period, the Fund’s projected benefit obligations, payments to retired Trustees and accumulated liability were as follows:

Projected Benefit Obligations Increased	$—
Payments Made to Retired Trustees	7,269
Accumulated Liability as of July 31, 2017	52,543

57 OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued

8. Fees and Other Transactions with Affiliates (Continued)

The Fund’s Board of Trustees (“Board”) has adopted a compensation deferral plan for Independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of Trustees’ fees under the plan will not affect the net assets of the Fund and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.

Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.15% of the daily net assets of Class A shares of the Fund. Effective April 3, 2017, this rate changed to 0.25%. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

Distribution and Service Plans for Class B and Class C Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class B and Class C shares pursuant to Rule 12b-1 under the 1940 Act to compensate the Distributor for distributing those share classes, maintaining accounts and providing shareholder services. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class B and Class C shares’ daily net assets. The Fund also pays a service fee under the Plans at an annual rate of 0.15% of daily net assets. The Plans continue in effect from year to year only if the Fund’s Board of Trustees votes annually to approve their continuance at an in person meeting called for that purpose. Fees incurred by the Fund under the Plans are detailed in the Statement of Operations.

Sales Charges. Front-end sales charges and CDSC do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or

58 OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

8. Fees and Other Transactions with Affiliates (Continued)

from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

Year Ended	Class A Front-End Sales Charges Retained by Distributor	Class A Contingent Deferred Sales Charges Retained by Distributor	Class B Contingent Deferred Sales Charges Retained by Distributor	Class C Contingent Deferred Sales Charges Retained by Distributor	Class Y Contingent Deferred Sales Charges Retained by Distributor
July 31, 2017	$108,249	$7,520	$2,577	$11,687	$—

9. Borrowings and Other Financing

Borrowings. The Fund can borrow money from banks in amounts up to one third of its total assets (including the amount borrowed) less all liabilities and indebtedness other than borrowings (meaning that the value of those assets must be at least 300% of the amount borrowed). The Fund can use those borrowings for investment-related purposes such as purchasing portfolio securities. The Fund also may borrow to meet redemption obligations or for temporary and emergency purposes. When the Fund invests borrowed money in portfolio securities, it is using a speculative investment technique known as leverage and changes in the value of the Fund’s investments will have a larger effect on its share price than if it did not borrow because of the effect of leverage.

The Fund can also use the borrowings for other investment-related purposes, including in connection with the Fund’s inverse floater investments as discussed in Note 4. The Fund may use the borrowings to reduce the leverage amount of, or unwind or “collapse” trusts that issued “inverse floaters” owned by the Fund, or in circumstances in which the Fund has entered into a shortfall and forbearance agreement with the sponsor of the inverse floater trust to meet the Fund’s obligation to reimburse the sponsor of the inverse floater for the difference between the liquidation value of the underlying bond and the amount due to holders of the short-term floating rate notes issued by the Trust. See the discussion in Note 4 (Inverse Floating Rate Securities) for additional information.

The Fund will pay interest and may pay other fees in connection with loans. If the Fund does borrow, it will be subject to greater expenses than funds that do not borrow. The interest on borrowed money and the other fees incurred in conjunction with loans are an expense that might reduce the Fund’s yield and return. Expenses incurred by the Fund with respect to interest on borrowings and commitment fees are disclosed separately or as other expenses on the Statement of Operations.

The Fund entered into a Revolving Credit and Security Agreement (the “Agreement”) with conduit lenders and Citibank N.A. which enables it to participate with certain other Oppenheimer funds in a committed, secured borrowing facility that permits borrowings of up to $2.5 billion, collectively, by the Oppenheimer Rochester Funds. To secure the loan, the Fund pledges investment securities in accordance with the terms of the Agreement. Securities held in collateralized accounts to cover these borrowings are noted in the Statement of

59 OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued

9. Borrowings and Other Financing (Continued)

Investments. Interest is charged to the Fund, based on its borrowings, at current commercial paper issuance rates (1.1825% at period end). The Fund pays additional fees monthly to its lender on its outstanding borrowings to manage and administer the facility and is allocated its pro-rata share of an annual structuring fee and ongoing commitment fees both of which are based on the total facility size. Total fees and interest that are included in expenses on the Fund’s Statement of Operations related to its participation in the borrowing facility during the reporting period equal 0.08% of the Fund’s average net assets on an annualized basis. The Fund has the right to prepay such loans and terminate its participation in the conduit loan facility at any time upon prior notice.

At period end, the Fund had no borrowings outstanding.

Details of the borrowings for the reporting period are as follows:

Average Daily Loan Balance	$14,764,932
Average Daily Interest Rate	0.841%
Fees Paid	$516,656
Interest Paid	$124,040

Reverse Repurchase Agreements. The Fund may engage in reverse repurchase agreements. A reverse repurchase agreement is the sale of one or more securities to a counterparty at an agreed-upon purchase price with the simultaneous agreement to repurchase those securities on a future date at a higher repurchase price. The repurchase price represents the repayment of the purchase price and interest accrued thereon over the term of the repurchase agreement. The cash received by the Fund in connection with a reverse repurchase agreement may be used for investment-related purposes such as purchasing portfolio securities or for other purposes such as those described in the preceding “Borrowings” note.

The Fund entered into a Committed Repurchase Transaction Facility (the “Facility”) with J.P. Morgan Securities LLC (the “counterparty”) which enables it to participate with certain other Oppenheimer funds in a committed reverse repurchase agreement facility that permits aggregate outstanding reverse repurchase agreements of up to $750 million, collectively. Interest is charged to the Fund on the purchase price of outstanding reverse repurchase agreements at current LIBOR rates plus an applicable spread. The Fund is also allocated its pro-rata share of an annual structuring fee based on the total Facility size and ongoing commitment fees based on the total unused amount of the Facility. The Fund retains the economic exposure to fluctuations in the value of securities subject to reverse repurchase agreements under the Facility and therefore these transactions are considered secured borrowings for financial reporting purposes. The Fund also continues to receive the economic benefit of interest payments received on securities subject to reverse repurchase agreements, in the form of a direct payment from the counterparty. These payments are included in interest income on the Statement of Operations. Total fees and interest related to the Fund’s participation in the Facility during the reporting period are included in expenses on the Fund’s Statement of Operations and equal 0.03% of the Fund’s average net assets on an annualized basis.

60 OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

9. Borrowings and Other Financing (Continued)

The securities subject to reverse repurchase agreements under the Facility are valued on a daily basis. To the extent this value, after adjusting for certain margin requirements of the Facility, exceeds the cash proceeds received, the Fund may request the counterparty to return securities equal in margin value to this excess. To the extent that the cash proceeds received exceed the margin value of the securities subject to the transaction, the counterparty may request additional securities from the Fund. The Fund has the right to declare each Wednesday as the repurchase date for any outstanding reverse repurchase agreement upon delivery of advanced notification and may also recall any security subject to such a transaction by substituting eligible securities of equal or greater margin value according to the Facility’s terms.

The Fund executed no transactions under the Facility during the reporting period.

Details of reverse repurchase agreement transactions for the reporting period are as follows:

Fees Paid	$199,497

10. Subsequent Event

Since the reporting period end there have been two hurricanes that impacted Puerto Rico and the U.S. Virgin Islands causing significant damages. While the full impact of these storms is uncertain, subsequent to fiscal year end and through financial statement issuance date, the change in market value of the Fund’s investments in Puerto Rico and the U.S. Virgin Islands had a negative impact on the Fund’s net assets by less than 2%.

61 OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of Oppenheimer Multi-State Municipal Trust:

We have audited the accompanying statement of assets and liabilities of Oppenheimer Rochester Pennsylvania Municipal Fund (the Fund), a separate series of Oppenheimer Multi-State Municipal Trust, including the statement of investments, as of July 31, 2017, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2017, by correspondence with the custodian, and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Rochester Pennsylvania Municipal Fund as of July 31, 2017, the results of its operations and cash flows for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Denver, Colorado

September 28, 2017

62 OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

FEDERAL INCOME TAX INFORMATION Unaudited

In early 2017, if applicable, shareholders of record received information regarding all dividends and distributions paid to them by the Fund during calendar year 2016.

None of the dividends paid by the Fund during the reporting period are eligible for the corporate dividend-received deduction. 99.54% of the dividends were derived from interest on municipal bonds and are not subject to federal income taxes. To the extent a shareholder is subject to any state or local tax laws, some or all of the dividends received may be taxable.

The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.

63 OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

PORTFOLIO PROXY VOTING POLICIES AND GUIDELINES;

UPDATES TO STATEMENTS OF INVESTMENTS Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Guidelines under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Guidelines is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), (ii) on the Fund’s website at www.oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Householding—Delivery of Shareholder Documents

This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.

Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.

64 OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

DISTRIBUTION SOURCES Unaudited

For any distribution that took place over the last six months of the Fund’s reporting period, the table below details on a per-share basis the percentage of the Fund’s total distribution payment amount that was derived from the following sources: net income, net profit from the sale of securities, and other capital sources. Other capital sources represent a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income.” You should not draw any conclusions about each Fund’s investment performance from the amounts of these distributions. This information is based upon income and capital gains using generally accepted accounting principles as of the date of each distribution. Because the Fund is actively managed, the relative amount of the Fund’s total distributions derived from various sources over the calendar year may change. Please note that this information should not be used for tax reporting purposes as the tax character of distributable income may differ from the amounts used for this notification. You will receive IRS tax forms in the first quarter of each calendar year detailing the actual amount of the taxable and non-taxable portion of distributions paid to you during the tax year.

For the most current information, please go to oppenheimerfunds.com. Select your Fund, then the ‘Detailed’ tab; where ‘Dividends’ are shown, the Fund’s latest pay date will be followed by the sources of any distribution, updated daily.

Fund Name	Pay Date	Net Income	Net Profit from Sale	Other Capital Sources
Oppenheimer Rochester Pennsylvania Municipal Fund	2/21/17	85.5%	14.5%	0.0%
Oppenheimer Rochester Pennsylvania Municipal Fund	4/25/17	80.0%	0.0%	20.0%
Oppenheimer Rochester Pennsylvania Municipal Fund	5/23/17	95.8%	0.0%	4.2%
Oppenheimer Rochester Pennsylvania Municipal Fund	6/27/17	64.2%	0.0%	35.8%
Oppenheimer Rochester Pennsylvania Municipal Fund	7/25/17	31.5%	0.0%	68.5%

65 OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

TRUSTEES AND OFFICERS Unaudited

Name, Position(s) Held with the Fund, Length of Service, Year of Birth	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/ Directorships Held; Number of Portfolios in the Fund Complex Currently Overseen

INDEPENDENT TRUSTEES	The address of each Trustee in the chart below is 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Trustee serves for an indefinite term, or until his or her resignation, retirement, death or removal.

Brian F. Wruble, Chairman of the Board of Trustees (since 2007) and Trustee (since 2005) Year of Birth: 1943	Governor of Community Foundation of the Florida Keys (non-profit) (since July 2012); Director of TCP Capital, Inc. (since November 2015); Chairman Emeritus of the Board of Trustees (since August 2011), Chairman of the Board of Trustees (August 2007-August 2011), Trustee of the Board of Trustees (since August 1991) of The Jackson Laboratory (non-profit); Member of Zurich Insurance Group’s Investment Management Advisory Council (insurance) (October 2004-February 2017); Treasurer (since 2007) and Trustee (since May 1992) of the Institute for Advanced Study (non-profit educational institute); Director of Special Value Opportunities Fund, LLC (registered investment company) (affiliate of the Sub- Adviser’s parent company) (September 2004-June 2015); General Partner of Odyssey Partners, L.P. (hedge fund) (September 1995-December 2007); Special Limited Partner of Odyssey Investment Partners, LLC (private equity investment) (January 1999-September 2004). Oversees 57 portfolios in the OppenheimerFunds complex. Mr. Wruble has served on the Boards of certain Oppenheimer funds since April 2001, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Beth Ann Brown, Trustee (since 2016) Year of Birth: 1968	Advisor, Board of Advisors of Caron Engineering Inc. (since December 2014); Independent Consultant (since September 2012); held the following positions at Columbia Management Investment Advisers LLC: Head of Intermediary Distribution (2008-2012), Managing Director, Strategic Relations (2005-2008), Managing Director, Head of National Accounts (2004-2005); Senior Vice President, National Account Manager (2002-2004), Senior Vice President, Key Account Manager (1999-2002) and Vice President, Key Account Manager (1996-1999) of Liberty Funds Distributor, Inc.; President and Director, of Acton Shapleigh Youth Conservation Corps (non -profit) (2012-2015); and Vice President and Director of Grahamtastic Connection (non-profit) (since May 2013). Oversees 57 portfolios in the OppenheimerFunds complex. Ms. Brown has served on the Boards of certain Oppenheimer funds since January 2016, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Edmund P. Giambastiani, Jr., Trustee (since 2013) Year of Birth: 1948	Advisory Board Member of the Maxwell School of Citizenship and Public Affairs of Syracuse University (since April 2012); Director of Mercury Defense Systems Inc. (information technology) (August 2011-February 2013); Trustee of the U.S. Naval Academy Foundation Athletic & Scholarship Program (since November 2010); Advisory Board Member of the Massachusetts Institute of Technology Lincoln Laboratory (federally-funded research development center) (since May 2010); Director of The Boeing Company (aerospace and defense) (since October 2009); Trustee of MITRE Corporation (federally-funded research development center) (since September 2008); Independent Director of QinetiQ Group Plc (defense technology and security) (February 2008-August 2011); Chairman of Monster Worldwide, Inc. (on-line career services) (March 2015-November 2016),

66 OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

Edmund P. Giambastiani, Jr., Continued	Director of Monster Worldwide, Inc. (on-line career services) (February 2008-June 2011); Lead Director (June 2011-March 2015); Chairman of Alenia North America, Inc. (military and defense products) (January 2008-October 2009); Director of SRA International, Inc. (information technology and services) (January 2008-July 2011); President of Giambastiani Group LLC (national security and energy consulting) (since October 2007); United States Navy, career nuclear submarine officer (June 1970-October 2007), Vice Chairman of the Joint Chiefs of Staff (2005-October 2007), Supreme Allied Commander of NATO Commander Transformation (2003-2005), Commander, U.S. Joint Forces Command (2002-2005). Since his retirement from the U.S. Navy in October 2007, Admiral Giambastiani has also served on numerous U.S. Government advisory boards, investigations and task forces for the Secretaries of Defense, State and Interior and the Central Intelligence Agency. He recently completed serving as a federal commissioner on the Military Compensation and Retirement Modernization Commission. Oversees 57 portfolios in the OppenheimerFunds complex. Admiral Giambastiani has served on the Boards of certain Oppenheimer funds since February 2013, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations. For purposes of this report, Admiral Giambastiani is identified as a Trustee.

Elizabeth Krentzman, Trustee (since 2014) Year of Birth: 1959	Director of Cartica Management, LLC Funds (private investment funds) (since 2017); Trustee of University of Florida Law Center Association, Inc. (since 2016); Member of University of Florida Law Advisory Board, Washington, DC Alumni Group (since 2015); Advisory Board Member of the Securities and Exchange Commission Historical Society (since 2007); held the following positions at Deloitte & Touche LLP: Principal and Chief Regulatory Advisor for Asset Management Services (2007 - 2014) and U.S. Mutual Fund Leader (2011 - 2014); General Counsel of the Investment Company Institute (trade association) (June 2004 - April 2007); held the following positions at Deloitte & Touche LLP: National Director of the Investment Management Regulatory Consulting Practice (1997 - 2004), Principal (2003 - 2004), Director (1998 - 2003) and Senior Manager (1997 - 1998); Assistant Director of the Division of Investment Management - Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission (1996 - 1997) and various positions with the Division of Investment Management – Office of Regulatory Policy (1991 - 1996) of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP (1987 – 1991). Oversees 57 portfolios in the OppenheimerFunds complex. Ms. Krentzman has served on the Boards of certain Oppenheimer funds since August 2014, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Mary F. Miller, Trustee (since 2004) Year of Birth: 1942	Trustee of International House (not-for-profit) (since June 2007); Trustee of the American Symphony Orchestra (not-for-profit) (October 1998-November 2011); and Senior Vice President and General Auditor of American Express Company (financial services company) (July 1998-February 2003). Oversees 57 portfolios in the OppenheimerFunds complex. Ms. Miller has served on the Boards of certain Oppenheimer funds since August 2004, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

67 OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

TRUSTEES AND OFFICERS Unaudited / Continued

Joel W. Motley, Trustee (since 2002) Year of Birth: 1952	Director of Office of Finance Federal Home Loan Bank (since September 2016); Director of Greenwall Foundation (since October 2013); Member of Board and Investment Committee of The Greenwall Foundation (since April 2013); Member of the Vestry of Trinity Wall Street (since April 2012); Director of Southern Africa Legal Services Foundation (since March 2012); Board Member of Pulitzer Center for Crisis Reporting (non-profit journalism) (since March 2011); Managing Director of Public Capital Advisors, LLC (privately-held financial advisor) (since January 2006); Managing Director of Carmona Motley, Inc. (privately-held financial advisor) (since January 2002); Director of Columbia Equity Financial Corp. (privately-held financial advisor) (2002-2007); Managing Director of Carmona Motley Hoffman Inc. (privately-held financial advisor) (January 1998-December 2001); Member of the Finance and Budget Committee of the Council on Foreign Relations, Member of the Investment Committee and Board of Human Rights Watch (since July 2000) and Member of the Investment Committee and Board of Historic Hudson Valley (since February 2010). Oversees 57 portfolios in the OppenheimerFunds complex. Mr. Motley has served on the Boards of certain Oppenheimer funds since October 2002, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Joanne Pace, Trustee (since 2013) Year of Birth: 1958	Advisory Board Director of Massey Quick and Company, LLC (since October 2014); Board Director of Horizon Blue Cross Blue Shield of New Jersey (since November 2012); Advisory Board Director of The Alberleen Group LLC (since March, 2012); Board Member (since January 2015), Board Member of 100 Women in Hedge Funds (non-profit) (since January 2015); Advisory Council Member of Morgan Stanley Children’s Hospital (non-profit) (since May, 2012); Senior Advisor of SECOR Asset Management, LP (2010-2011); Managing Director and Chief Operating Officer of Morgan Stanley Investment Management (2006-2010); Partner and Chief Operating Officer of FrontPoint Partners, LLC (hedge fund) (2005-2006); held the following positions at Credit Suisse: Managing Director (2003-2005); Global Head of Human Resources and member of Executive Board and Operating Committee (2004-2005), Global Head of Operations and Product Control (2003- 2004); held the following positions at Morgan Stanley: Managing Director (1997- 2003), Controller and Principal Accounting Officer (1999-2003); Chief Financial Officer (temporary assignment) for the Oversight Committee, Long Term Capital Management (1998-1999). Lead Independent Director and Chair of the Audit and Nominating Committee of The Global Chartist Fund, LLC of Oppenheimer Asset Management (2011-2012); Board Director of Managed Funds Association (2008- 2010); Board Director of Morgan Stanley Foundation (2007-2010) and Investment Committee Chair (2008-2010). Oversees 57 portfolios in the OppenheimerFunds complex. Ms. Pace has served on the Boards of certain Oppenheimer funds since November 2012, including as an Advisory Board Member for certain Oppenheimer funds, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Board’s deliberations. For purposes of this report, Ms. Pace is identified as a Trustee.

68 OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

Daniel Vandivort, Trustee (since 2014) Year of Birth: 1954	Chairman and Lead Independent Director/Trustee (March 2010-September 2014), Chairman of the Audit Committee (March 2009-September 2014) and Director/ Trustee (December 2008-September 2014) of the Board of Directors/Trustees of Value Line Funds; Trustee, Board of Trustees of Huntington Disease Foundation of America (since January 2015 and June 2007-December 2013) and Treasurer, Chairman of the Audit and Finance Committee (since January 2016); Trustee, Board of Trustees, RIM Retirement Savings Plan (2005-2007); President and Chief Investment Officer, Robeco Investment Management, formerly known as Weiss Peck and Greer (January 2005-June 2007); Member, Management Committee of Robeco Investment Management (2001-2007); Chairman and Trustee of the Board of Trustees of Weiss, Peck and Greer Funds (2004-2005); Managing Director and Head of Fixed Income, Weiss, Peck and Greer (November 1994-January 2005); Managing Director and Head of Fixed Income, CS First Boston Investment Management (January 1992-November 1994); Director, Global Product Development, First Boston Asset Management (November 1989 to January 1992); Vice President, Fixed Income Sales, First Boston Corp. (May 1984-November 1989). Oversees 57 portfolios in the OppenheimerFunds complex. Mr. Vandivort has served on the Boards of certain Oppenheimer funds since 2014, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

INTERESTED TRUSTEE AND OFFICER	Mr. Steinmetz is an “Interested Trustee” because he is affiliated with the Manager and the Sub-Adviser by virtue of his positions as Chairman of the Sub-Adviser and officer and director of the Manager. Both as a Trustee and as an officer, Mr. Steinmetz serves for an indefinite term, or until his resignation, retirement, death or removal. Mr. Steinmetz’s address is 225 Liberty Street, New York, New York 10281-1008.

Arthur P. Steinmetz, Trustee (since 2015), President and Principal Executive Officer (since 2014) Year of Birth: 1958	Chairman of the Sub-Adviser (since January 2015); CEO and Chairman of the Manager (since July 2014), President of the Manager (since May 2013), a Director of the Manager (since January 2013), Director of the Sub-Adviser (since July 2014), President, Management Director and CEO of Oppenheimer Acquisition Corp. (the Sub-Adviser’s parent holding company) (since July 2014), and President and Director of OFI SteelPath, Inc. (since January 2013). Chief Investment Officer of the OppenheimerFunds advisory entities from (January 2013-December 2013); Executive Vice President of the Manager (January 2013-May 2013); Chief Investment Officer of the Sub-Adviser (October 2010-December 2012); Chief Investment Officer, Fixed-Income, of the Sub-Adviser (April 2009-October 2010); Executive Vice President of the Sub-Adviser (October 2009-December 2012); Director of Fixed Income of the Sub-Adviser (January 2009-April 2009); and a Senior Vice President of the Sub-Adviser (March 1993-September 2009). An officer of 101 portfolios in the OppenheimerFunds complex.

OTHER OFFICERS OF THE FUND	The addresses of the Officers in the chart below are as follows: for Messrs. Cottier, Willis, DeMitry, Camarella, Pulire, Stein, Mss. Mossow, Lo Bessette, Foxson and Picciotto, 225 Liberty Street, New York, New York 10281-1008, for Mr. Petersen, 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Officer serves for an indefinite term or until his or her resignation, retirement, death or removal.

Scott S. Cottier, Vice President (since 2005) Year of Birth: 1971	Senior Vice President of the Sub-Adviser (since January 2017) and a Senior Portfolio Manager (since September 2002). Vice President of the Sub-Adviser (September 2002-January 2017). Portfolio Manager and trader at Victory Capital Management (1999-2002). Team Leader, a Senior Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.

69 OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

TRUSTEES AND OFFICERS Unaudited / Continued

Troy E. Willis, Vice President (since 2005) Year of Birth: 1972	Senior Vice President of the Sub-Adviser (since January 2017) and a Senior Portfolio Manager (since January 2006); Vice President of the Sub-Adviser (July 2009-January 2017); Assistant Vice President of the Sub-Adviser (July 2005- June 2009). Portfolio Manager of the Sub-Adviser (June 2002-December 2005). Corporate Attorney for Southern Resource Group (June 1999-July 2001). Team Leader, a Senior Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.

Mark R. DeMitry, Vice President (since 2009) Year of Birth: 1976	Vice President of the Sub-Adviser and a Senior Portfolio Manager (since July 2009); Associate Portfolio Manager of the Fund (September 2006- June 2009). Research Analyst of the Sub-Adviser (June 2003-September 2006) and a Credit Analyst of the Sub-Adviser (July 2001-May 2003). Senior Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.

Michael L. Camarella. Vice President (since 2009) Year of Birth: 1976	Vice President of the Sub-Adviser and a Senior Portfolio Manager (since January 2011); Assistant Vice President of the Sub-Adviser (July 2009-December 2010); Associate Portfolio Manager of the Sub-Adviser (January 2008-December 2010). Research Analyst of the Sub-Adviser (April 2006-December 2007) and a Credit Analyst of the Sub-Adviser (June 2003-March 2006). Senior Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.

Charles S. Pulire, Vice President (since 2011) Year of Birth: 1977	Vice President of the Sub-Adviser and a Senior Portfolio Manager (since February 2013); Assistant Vice President of the Sub-Adviser (December 2010-January 2013); Research Analyst of the Manager (February 2008-November 2010); Credit Analyst of the Sub-Adviser (May 2006-January 2008). Senior Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.

Elizabeth S. Mossow, Vice President (since 2016) Year of Birth: 1978	Vice President of the Sub-Adviser (since January 2016) and Senior Portfolio Manager of the Sub-Adviser (since January 2017); Portfolio Manager of the Sub- Adviser (January 2016-January 2017); Assistant Vice President of the Sub-Adviser (January 2011-January 2016). Associate Portfolio Manager (June 2013-January 2016). Research Analyst of the Sub-Adviser (June 2011-June 2013) and was a Credit Analyst of the Sub-Adviser (May 2007-May 2011). Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.

Richard A. Stein, Vice President (since 2007) Year of Birth: 1957	Director of the Rochester Credit Analysis team (since March 2004); Senior Vice President of the Sub-Adviser (since June 2011) and a Vice President of the Sub- Adviser (November 1997-May 2011); heads up the Rochester Credit Analysis team (since May 1993).

Cynthia Lo Bessette, Secretary and Chief Legal Officer (since 2016) Year of Birth: 1969	Executive Vice President, General Counsel and Secretary of the Manager (since February 2016); Senior Vice President and Deputy General Counsel of the Manager (March 2015-February 2016); Chief Legal Officer of the Sub-Adviser and the Distributor (since February 2016); Vice President, General Counsel and Secretary of Oppenheimer Acquisition Corp. (since February 2016); General Counsel of OFI SteelPath, Inc., VTL Associates, LLC and Index Management Solutions, LLC (since February 2016); Chief Legal Officer of OFI Global Institutional, Inc., HarbourView Asset Management Corporation, OFI Global Trust Company, Oppenheimer Real Asset Management, Inc., OFI Private Investments Inc., Shareholder Services, Inc. and Trinity Investment Management Corporation (since February 2016); Corporate Counsel (February 2012-March 2015) and Deputy Chief Legal Officer (April 2013-March 2015) of Jennison Associates LLC; Assistant General Counsel (April 2008-September 2009) and Deputy General Counsel (October 2009-February 2012) of Lord Abbett & Co. LLC. An officer of 101 portfolios in the OppenheimerFunds complex.

70 OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

Jennifer Foxson, Vice President and Chief Business Officer (since 2014) Year of Birth: 1969	Senior Vice President of OppenheimerFunds Distributor, Inc. (since June 2014); Vice President of OppenheimerFunds Distributor, Inc. (April 2006-June 2014); Vice President of the Sub-Adviser (January 1998-March 2006); Assistant Vice President of the Sub-Adviser (October 1991-December 1998). An officer of 101 portfolios in the OppenheimerFunds complex.

Mary Ann Picciotto, Chief Compliance Officer and Chief Anti-Money Laundering Officer (since 2014) Year of Birth: 1973	Senior Vice President and Chief Compliance Officer of the Manager (since March 2014); Chief Compliance Officer of the Sub-Adviser, OFI SteelPath, Inc., OFI Global Trust Company, OFI Global Institutional, Inc., Oppenheimer Real Asset Management, Inc., OFI Private Investments, Inc., Harborview Asset Management Corporation, Trinity Investment Management Corporation, and Shareholder Services, Inc. (since March 2014); Managing Director of Morgan Stanley Investment Management Inc. and certain of its various affiliated entities; Chief Compliance Officer of various Morgan Stanley Funds (May 2010-January 2014); Chief Compliance Officer of Morgan Stanley Investment Management Inc. (April 2007-January 2014). An officer of 101 portfolios in the OppenheimerFunds complex.

Brian S. Petersen, Treasurer and Principal Financial & Accounting Officer (since 2016) Year of Birth: 1970	Senior Vice President of the Manager (since January 2017); Vice President of the Manager (January 2013-January 2017); Vice President of the Sub-Adviser (February 2007-December 2012); Assistant Vice President of the Sub-Adviser (August 2002- 2007). An officer of 101 portfolios in the OppenheimerFunds complex.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and Officers and is available without charge upon request by calling 1.800.CALL OPP (225.5677).

71 OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

Manager	OFI Global Asset Management, Inc.

Sub-Adviser	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder Servicing Agent	OFI Global Asset Management, Inc.

Sub-Transfer Agent	Shareholder Services, Inc. DBA OppenheimerFunds Services

Independent Registered Public Accounting Firm	KPMG LLP

Legal Counsel	Kramer Levin Naftalis & Frankel LLP

© 2017 OppenheimerFunds, Inc. All rights reserved.

72 OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

PRIVACY POLICY NOTICE

As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.

Information Sources

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Disclosure of Information

Copies of confirmations, account statements and other documents reporting activity in your fund accounts are made available to your financial advisor (as designated by you). We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.

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We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.

73 OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

PRIVACY POLICY NOTICE Continued

Internet Security and Encryption

In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/or personal information should only be communicated via email when you are advised that you are using a secure website. As a security measure, we do not include personal or account information in non-secure emails, and we advise you not to send such information to us in non-secure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.

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We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.

How You Can Help

You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, safeguard that information. Also, take special precautions when accessing your account on a computer used by others.

Who We Are

This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds, Inc., each of its investment adviser subsidiaries, OppenheimerFunds Distributor, Inc. and OFI Global Trust Co. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number—whether or not you remain a shareholder of our funds. This notice was last updated November 2016. In the event it is updated or changed, we will post an updated notice on our website at oppenheimerfunds.com. If you have any questions about this privacy policy, write to us at P.O. Box 5270, Denver, CO 80217-5270, email us by clicking on the Contact Us section of our website at oppenheimerfunds.com or call us at 1.800.CALL OPP (225.5677).

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OppenheimerFunds®

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RA0740.001.0717 September 26, 2017

Annual Report 7/31/2017

OppenheimerFunds®
The Right Way
to Invest

Oppenheimer Rochester®
High Yield Municipal Fund

Class A Shares

AVERAGE ANNUAL TOTAL RETURNS AT 7/31/17

	Class A Shares of the Fund
	Without Sales Charge	With Sales Charge	Bloomberg Barclays Municipal Bond Index
1-Year	4.47%	-0.50%	0.26%
5-Year	6.13	5.10	3.10
10-Year	1.95	1.45	4.60

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund returns include changes in share price, reinvested distributions, and a 4.75% maximum applicable sales charge except where “without sales charge” is indicated. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677).

Our Twitter handle is @RochesterFunds.

2 OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

Fund Performance Discussion

Oppenheimer Rochester High Yield Municipal Fund continued to generate attractive levels of tax-free income during the most recent reporting period. As of July 31, 2017, the Class A shares provided a distribution yield at net asset value (NAV) of 5.41% and a yield-driven, 12-month total return of 4.47% at NAV. Over the same period, the Fund’s benchmark, the Bloomberg Barclays Municipal Bond Index, provided a total return of 0.26%. Tax-free income comprised 100% of the total return this reporting period.

MARKET OVERVIEW

During this reporting period, U.S. equities rallied and yields on AAA-rated municipal bonds and Treasury securities improved. The price declines in the municipal bond market, which were most notable immediately after Election Day, depressed the total return of this Fund’s benchmark, which is a widely used index of the performance of the general muni market.

On June 14, 2017, the Fed Funds target rate was raised by one-quarter of 1 percentage point to a range of 1.00% to 1.25%, and the Federal Reserve Open Market Committee (FOMC) signaled plans for one more rate

The average distribution yield in Lipper’s High Yield Municipal Debt Funds category was 3.72% at the end of this reporting period. At 5.41%, the distribution yield at NAV for this Fund’s Class A shares was 169 basis points higher than the category average.

increase in 2017. Citing continued U.S. economic growth and job market strength, the Fed also announced it would begin to reduce its $4.5 trillion holdings of bonds and other securities later this year.

YIELDS & DISTRIBUTIONS FOR CLASS A SHARES
Dividend Yield w/o sales charge	5.41%
Dividend Yield with sales charge	5.15
Standardized Yield	3.80
Taxable Equivalent Yield	6.71
Last distribution (7/25/17)	$0.033
Total distributions (8/1/16 to 7/31/17)	$0.420

Endnotes for this discussion begin on page 15 of this report.

3 OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

At the July 26, 2017 meeting, the FOMC announced its decision to maintain the target range for the Fed Funds rate to the range that had been set in June. According to the Fed’s press release, the FOMC “expects that economic conditions will evolve in a manner that will warrant gradual increases” to the Fed Funds rate. Additionally, the “balance sheet normalization program” for reducing its holdings will begin “relatively soon, provided the economy evolves broadly as anticipated.”

The benchmark interest rate was raised in December 2016 and in March 2017, each time by one-quarter of 1 percentage point. At a press conference after the March 2017 meeting, Chairman Janet Yellen said “The simple message is—the economy is doing well. The unemployment rate has moved way down, and many more people are feeling optimistic about their labor prospects.”

From December 2008 until December 2015, the key rate was held to a range of zero to 0.25%.

We remind investors that a change in the Fed Funds rate does not automatically translate into a change in longer-term interest rates, which are determined by the marketplace. During this reporting period, the muni market’s reactions to the Fed’s moves did not appear to be especially significant or lasting. This Fund’s portfolio managers do not adjust their investment style in response to Fed actions.

The yield curve for high-grade municipal bonds was higher at the end of this reporting period than on July 29, 2016, the last business day of the previous reporting period. The median yield on 30-year, AAA-rated muni bonds stood at 2.89% on July 31, 2017, up 62 basis points from July 29, 2016. The median yield on 10-year, AAA-rated muni bonds was 2.07% on July 31, 2017, up 62 basis points from the July 2016 date, and the median yield on 1-year, AAA-rated muni bonds was 0.85%, up 40 basis points from the July 2016 date.

The Treasury yield curve also was higher at the end of the reporting period than on July 29, 2016. While the Treasury yield curve maintained its shape – moving up uniformly – the muni yield curve steepened as the yields on longer-term munis rose more than the yields on shorter-term munis. While a steepening yield curve reflects investors’ expectations for a stronger economy and, perhaps, rising inflation, we note that high-grade munis with maturities of 15 years or more continued to offer taxpayers in all federal tax brackets more favorable after-tax yields than Treasury securities with comparable maturities; Treasury bonds are backed by the full faith and credit of the U.S. government.

This reporting period was also characterized by credit spread tightening, which occurs when the difference between yields on

4 OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

low-rated municipal bonds and higher-rated bonds decreases. As credit spreads tighten, investments in BBB-rated, lower-rated and unrated securities typically outperform municipal securities with higher credit ratings.

The Commonwealth of Puerto Rico remained in the headlines throughout this reporting period, and more detailed information about the developments discussed below can be found on our online PR Roundup (oppenheimerfunds.com/puerto-rico).

In August 2016, the Obama administration announced the seven members of the federal oversight board established by the Puerto Rico Oversight, Management and Economic Stability Act (PROMESA), which was enacted in June 2016.

At the outset of this reporting period, the Rochester complex received 100% of the payments owed on holdings backed by Puerto Rico’s sales and use tax (COFINA bonds) and 100% of the payments owed on its Municipal Finance Authority holdings. The Government Development Bank of Puerto Rico (GDB), the Public Finance Corporation (PFC) and the Puerto Rico Infrastructure and Finance Authority (PRIFA) did not make their August 1, 2016 payments, and the Commonwealth also failed to make an interest payment of $1.3 million on its G.O. debt.

In September 2016, S&P downgraded several senior unsecured GDB bonds GDB after the GDB failed to make August 1 and September 1, 2016 interest payments.

In early September 2016, Francisco Besosa, a U.S. District Court judge, said he would not halt a lawsuit in which plaintiffs allege that Gov. Alejandro García Padilla violated PROMESA by declaring a moratorium on payments of constitutionally backed debt.

The fiscal plan presented to the federal oversight board on October 14 by then-Gov. Padilla was immediately challenged by Carlos Garcia, a member of the oversight board. He took issue with the government’s assessment of its fiscal situation.

Ricardo Rosselló Nevares, who was elected governor of the Commonwealth in November 2016, began his term in office by signing several executive orders related to fiscal and economic conditions in the Commonwealth, including a measure that required reductions in the operating expenses of all government agencies. Gov. Rosselló also ordered the use of zero-base budgets beginning with fiscal 2018 (which began July 1, 2017) and the creation of an entity to expedite the approvals of permits and certifications for infrastructure projects.

5 OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

On January 3, 2017, PREPA made its $192.5 million interest payment in full. Also in early January, subsidiaries of the insurer Assured Guaranty made payments of $39 million and $5 million on G.O. debt and Public Building Authority debt, respectively. The Commonwealth, as expected, failed to pay $358 million of interest on its G.O. bonds on January 3.

In the first month of his administration, Gov. Rosselló tried to secure some changes to deadlines set forth in PROMESA. The federal oversight board was amenable but imposed certain conditions, including a commitment not to take more loans to provide short-term liquidity. Simultaneously, the federal oversight board told Gov. Rosselló that his plan had to make spending cuts and certain revenue increases.

Also in January 2017, the governor signed an extension through December 2021 to a tax on foreign corporations. The Act 154 tax, originally slated to expire at the end of 2017, has historically been a significant source of government revenue. The governor also signed a new measure, the Puerto Rico Financial Emergency and Fiscal Responsibility Act, to replace the Debt Moratorium Act, which had given the former governor the power to suspend debt payments.

Full coupon payments were made on February 1, 2017, on COFINAs as well as bonds issued by the Puerto Rico Industrial Development Company, PRASA (the Commonwealth’s aqueduct and sewer authority), and PRHTA (its highways and transportation authority). However, the GDB, PFC and PRIFA failed to make certain payments on that date.

In February 2017, Gov. Rosselló discussed his 10-year fiscal plan. The plan called for cuts in government spending and for funds to be set aside for future debt service obligations, but it did not meet the federal oversight board’s requirement that certain fiscal adjustments be made to close the fiscal 2019 budget gap. The federal oversight board called for emergency spending cuts on March 8 based on concerns about the Commonwealth’s liquidity and the need to reduce spending immediately; shortly thereafter, the board approved an amended plan and established a number of milestones for the Rosselló administration.

In other developments related to the fiscal plan, the federal fiscal 2018 budget proposal that President Trump announced in May 2017 calls for $1.59 billion to fund Medicaid in Puerto Rico, an increase of $1.24 billion versus the previous Medicaid cap for the Commonwealth. Puerto Rico officials did not adjust the Commonwealth’s fiscal plan, which assumes the federal government’s Medicaid allocation is zero.

Despite the portfolio management team’s multi-year efforts to reach negotiated

6 OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

settlements with various issuers in Puerto Rico, the federal oversight board in May 2017 commenced proceedings under Title III of PROMESA, similar to a Chapter 9 bankruptcy, for the Commonwealth, the Puerto Rico Sales Tax Financing Corporation (issuer of COFINA bonds), the PRHTA and the Employee Retirement System. The commencement of these proceedings effectively blocked various lawsuits that had been filed soon after the May 1 expiration of the stay of litigation, which had been included in PROMESA and subsequently extended.

The Commonwealth held a vote regarding statehood in June. Those who voted in the nonbinding referendum were overwhelmingly in favor of changing the Commonwealth’s status to U.S. statehood, but less than one-quarter of the electorate voted.

The Puerto Rico Electric Power Authority (PREPA) and its forbearing bondholders, including Oppenheimer Rochester, worked throughout this reporting period to finalize a restructuring support agreement (RSA) whose terms were agreed on in September 2015. In December 2016, PREPA and its forbearing bondholders agreed to extend the RSA until March 31, 2017; further extensions pushed the RSA’s expiration until the end of June 2017.

PREPA allowed the nearly finalized RSA to terminate in late June 2017, even though the forbearing creditors had offered to extend the agreement again. On July 2, 2017, the federal oversight board commenced PREPA’s Title III proceeding; the utility did not make its July 3 payments of principal and interest.

In Title III, the unresolved issues among debtors and creditors will proceed along separate tracks: mediation and litigation. While court-facilitated mediation may be an effective and efficient process, investors should be aware that protracted litigation remains a very real possibility. These developments affect current dividend distribution calculations for funds with holdings subject to Title III. The Title III proceedings are being overseen by U.S. District Judge Laura Taylor Swain, who was selected by the Chief Justice of the U.S. Supreme Court, John Roberts.

In late June 2017, the federal oversight board approved its own consolidated budget and earmarked more than $900 million for debt-service obligations. The new budget came as a response to the governor’s proposed $9.56 billion general fund budget, which had been released in May and had called for a 6.3% increase in spending but very limited money available for debt service, inconsistent with the requirements of PROMESA.

In mid-July 2017, the federal oversight board approved a restructuring plan for the GDB, giving bondholders between 55% and 75%

7 OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

of the face value of their debt; the size of the “haircut” depends on the interest rate of the newly issued debt. In late July, the mayor of San Juan announced intentions to challenge this plan as a means to protect the city’s GDB deposits. (This Fund does not hold GDB debt; the Oppenheimer Rochester funds’ holdings of GDB debt represent less than one-hundredth of 1% of the assets of a single fund, Oppenheimer Rochester Limited Term California Municipal Fund.)

Please note: Shortly after the end of this reporting cycle, the Puerto Rico Legislature and the federal oversight board approved a budget for fiscal year 2018, ordered 5% spending cuts and announced plans to conduct a “comprehensive investigation” of the Commonwealth’s debt. Puerto Rico’s cash position as of June 30, 2017 was $1.5 billion higher than Judge Swain had been told it would be, according to figures released in early August, raising new questions about why the Commonwealth claimed it could not make debt payments.

Tax collections in July, the first month of the fiscal 2018, were $20 million to $30 million ahead of budget, according to Puerto Rico’s treasury secretary; in fiscal 2017, tax collections exceeded forecasts by 2.6%, or $235 million. The unemployment rate in July dropped to 9.8%, which was lower than it had been since early 2008. Also in early August, the Commonwealth’s Supreme Court denied the governor’s request to keep his initial draft budget (submitted to the board in late April) and other documents under wraps.

At an August 9 hearing, Judge Swain approved an agreement establishing a procedure to resolve, by December 15, the debt dispute between Puerto Rico and certain COFINA bondholders. Debt restructurings for GDB securities, which were approved by the Puerto Rico Legislature two days later, have yet to receive approval from the U.S. District Court.

In September, two hurricanes – Irma and Maria – caused damage on Puerto Rico. Irma passed to the north of the Commonwealth, but Maria made landfall and damage from it was extensive.

FUND PERFORMANCE

Oppenheimer Rochester High Yield Municipal Fund held more than 1,190 securities as of July 31, 2017. The Fund was invested in a broad range of sectors, providing shareholders with a diversity of holdings that we believe would be difficult and costly to replicate in an individual portfolio.

During this reporting period, a rally in U.S. equities and persistent low interest rates put pressure on the dividends of many fixed income investments. This Fund’s Class A dividend, which was 3.7 cents per share at the outset of this reporting period, was

8 OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

reduced to 3.5 cents per share beginning with the November 2016 payout and to 3.3 cents per share beginning with the July 2017 payout. In all, the Fund distributed 42.4 cents per Class A share this reporting period. Shareholders should note that market conditions during this reporting period did not affect the Fund’s overall investment goals or cause it to pay any capital gain distributions.

Seven of the 10 largest sectors were among the top eight contributors to the Fund’s performance during this reporting period. The Fund’s outperformance at NAV versus its benchmark this reporting period was primarily driven by its holdings of tobacco bonds. These high-yielding securities, which are backed by proceeds from the landmark 1998 Master Settlement Agreement (MSA), constituted

9       OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

10       OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

the Fund’s largest sector as of July 31, 2017. The Special Assessments sector was both the second largest and the second strongest contributor to the Fund’s total return during this reporting period. Special Assessment securities are land development bonds that help finance the infrastructure needs of new real estate development. We continue to believe that improvements in the housing market and the general economy could further strengthen the credit profiles of the Fund’s land development securities. Other leading contributors to performance were the securities in Fund’s fifth through eighth largest sectors: hospital/healthcare, adult living facilities, sewer utilities and tax increment financing bonds, respectively. Research-based security selection continued to be a factor in the strong performance of these sectors. Bonds issued by PRASA represented about one-fifth of the assets in the sewer utilities sector, as of July 31, 2017. The Fund’s tenth largest sector – education – was also among the eight top contributors to the Fund’s total return this reporting period.

Of the Fund’s 43 sectors, 13 detracted from the Fund’s total return during the reporting period. Many of the securities in the Fund’s electric utilities sector, the Fund’s ninth largest as of July 31, 2017, were issued by PREPA. Like the PREPA securities, the Fund’s holdings of general obligation (G.O.) and the sales tax revenue bonds – comprising the Fund’s third and fourth largest sectors, respectively – were also adversely affected by developments in Puerto Rico (as discussed above). Also detracting from the Fund’s performance were several smaller sectors, including diversified financial services, municipal leases and resource recovery, among others.

In aggregate, the Fund’s substantial investments in securities issued in the Commonwealth of Puerto Rico detracted from performance this reporting period. (As discussed above, the Commonwealth continued to experience significant financial difficulties this reporting period; the Fund’s current dividend distribution calculations reflect adjustments based on the failure of various Commonwealth issuers to make their debt-service payments on time and in full.) The securities are exempt from federal, state and local income taxes, and the Fund’s holdings include the aforementioned G.O. bonds and securities from many different sectors. Most of the Fund’s investments in securities issued in Puerto Rico are supported by taxes and other revenues and are designed to help finance electric utilities, highways and education, among other entities.

Investors should note that some of this Fund’s investments in securities issued in Puerto Rico – including some of the G.O.s and sales tax revenue bonds – are insured. A complete listing of securities held by this Fund can be found in this report’s Statement of Investments.

11 OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

INVESTMENT STRATEGY

This high yield fund intends to hold no more than 70% of total assets in below-investment-grade securities, or “junk “ bonds, under normal market conditions; the percentage of assets is measured at the time of purchase as is the credit quality of the securities. Additionally, the credit quality is based on Nationally Recognized Statistical Rating Organization (“NRSRO”) ratings or, if no NRSRO rating, on internal ratings. This Fund does not have a maturity cap.

While market conditions can and do fluctuate, the Fund’s portfolio management team adheres to a consistent investment approach based on its belief that tax-free yield can help investors achieve their long-term financial objectives. The team does not manage its funds based on predictions of interest rate changes. Further details about the Rochester team’s investment approach can be found on our landing page, oppenheimerfunds. com/rochesterway.

In closing, we believe that the structure and sector composition of this Fund and the team’s use of time-tested strategies will continue to benefit fixed income investors through interest rate and economic cycles.

Scott S. Cottier, CFA Senior Vice President, Senior Portfolio Manager and Team Leader

Troy E. Willis, CFA, J.D. Senior Vice President, Senior Portfolio Manager and Team Leader

On behalf of the rest of the Rochester portfolio management team: Mark R. DeMitry, Michael L. Camarella, Charles S. Pulire and Elizabeth S. Mossow.

12 OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

Top Holdings and Allocations

TOP TEN CATEGORIES
Tobacco Master Settlement Agreement	20.3%
Special Assessment	7.1
General Obligation	7.1
Sales Tax Revenue	7.1
Hospital/Healthcare	5.6
Adult Living Facilities	5.2
Sewer Utilities	4.9
Tax Increment Financing (TIF)	3.8
Electric Utilities	3.8
Education	3.7

Portfolio holdings and allocations are subject to change. Percentages are as of July 31, 2017 and are based on total assets.

CREDIT ALLOCATION

	NRSRO- Rated	Sub- Adviser- Rated	Total
AAA	3.8%	1.3%	5.1%
AA	14.3	0.0	14.3
A	6.6	0.0	6.6
BBB	11.6	3.6	15.2
BB or lower	27.8	31.0	58.8
Total	64.1%	35.9%	100.0%

The percentages above are based on the market value of the securities as of July 31, 2017 and are subject to change. OppenheimerFunds, Inc. determines the credit allocation of the Fund’s assets using ratings by nationally recognized statistical rating organizations (NRSROs), such as S&P Global Ratings (S&P). For any security rated by an NRSRO other than S&P, the sub-adviser, OppenheimerFunds, Inc., converts that security’s rating to the equivalent S&P rating. If two or more NRSROs have assigned a rating to a security, the highest rating is used. For securities not rated by an NRSRO, the sub-adviser uses its own credit analysis to assign ratings in categories similar to those of S&P. The use of similar categories is not an indication that the sub-adviser’s credit analysis process is consistent or comparable with any NRSRO’s process were that NRSRO to rate the same security.

For the purposes of this Credit Allocation table, securities rated within the NRSROs’ four highest categories—AAA, AA, A and BBB—are investment-grade securities. For further details, please consult the Fund’s prospectus or Statement of Additional Information.

13 OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

Performance

DISTRIBUTION YIELDS
As of 7/31/17
	Without Sales Charge	With Sales Charge
Class A	5.41%	5.15%
Class B	4.78	N/A
Class C	4.83	N/A
Class Y	5.64	N/A

STANDARDIZED YIELDS
For the 30 Days Ended 7/31/17
Class A	3.80%
Class B	3.34
Class C	3.33
Class Y	4.24

TAXABLE EQUIVALENT YIELDS
As of 7/31/17
Class A	6.71%
Class B	5.90
Class C	5.88
Class Y	7.49

AVERAGE ANNUAL TOTAL RETURNS WITHOUT SALES CHARGE AS OF 7/31/17

	Inception Date	1-Year	5-Year	10-Year	Since Inception
Class A (ORNAX)	10/1/93	4.47%	6.13%	1.95%	4.69%
Class B (ORNBX)	10/1/93	3.55	5.29	1.45	4.50
Class C (ORNCX)	8/29/95	3.74	5.33	1.17	3.99
Class Y (ORNYX)	11/29/10	4.66	6.27	N/A	8.09
AVERAGE ANNUAL TOTAL RETURNS WITH SALES CHARGE AS OF 7/31/17
	Inception Date	1-Year	5-Year	10-Year	Since Inception
Class A (ORNAX)	10/1/93	-0.50%	5.10%	1.45%	4.47%
Class B (ORNBX)	10/1/93	-1.37	4.97	1.45	4.50
Class C (ORNCX)	8/29/95	2.75	5.33	1.17	3.99
Class Y (ORNYX)	11/29/10	4.66	6.27	N/A	8.09

14 OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investments. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800. CALL OPP (225.5677). Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 4.75%; for Class B shares, the contingent deferred sales charge of 5% (1-year) and 2% (5-year); and for Class C, the contingent deferred sales charge of 1% for the 1-year period. There is no sales charge for Class Y shares. Because Class B shares convert to Class A shares 72 months after purchase, the 10-year return for Class B shares uses Class A performance for the period after conversion.

The Fund’s performance is compared to the performance of the Bloomberg Barclays Municipal Bond Index, an index of a broad range of investment-grade municipal bonds that measures the performance of the general municipal bond market. The Fund’s performance is also compared to the Consumer Price Index, a non-securities index that measures changes in the inflation rate. Indices are unmanaged and cannot be purchased by investors. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the indices. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

Distribution yields for Class A shares are based on dividends of $0.033 for the 28-day accrual period ended July 25, 2017. The yield without sales charge for Class A shares is calculated by dividing annualized dividends by the Class A net asset value (NAV) on July 25, 2017; for the yield with charge, the denominator is the Class A maximum offering price on that date. Distribution yields for Class B, C and Y are annualized based on dividends of $0.0293,

15 OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

$0.0294 and $0.0344, respectively, for the 28-day accrual period ended July 25, 2017 and on the corresponding net asset values on that date.

Standardized yield is based on an SEC-standardized formula designed to approximate the Fund’s annualized hypothetical current income from securities less expenses for the 30-day period ended July 31, 2017 and that date’s maximum offering price (for Class A shares) or net asset value (for all other share classes). Each result is compounded semiannually and annualized. Falling share prices artificially increase yields.

The average distribution yield in this Fund’s Lipper category was calculated based on the distributions and the final NAVs of the reporting period for the funds in each category. The average yield at NAV in Lipper’s High Yield Municipal Debt Funds category is based on 173 NAVs, one for each class of each fund in the category; a fund can have up to 4 classes. Lipper yields do not include sales charges, which – if included – would reduce results.

Taxable equivalent yield is based on the standardized yield and the 2017 top federal tax rate of 43.4%. Calculations factor in the 3.8% tax on unearned income under the Patient Protection and Affordable Care Act, as applicable. A portion of the Fund’s distributions may be subject to tax; distributions may also increase an investor’s exposure to the alternative minimum tax. Capital gains distributions are taxable as capital gains. Tax treatments of the Fund’s distributions and capital gains may vary by state; investors should consult a tax advisor to determine if the Fund is appropriate for them. Each result is compounded semiannually and annualized. Falling share prices artificially increase yields. This Report must be preceded or accompanied by a Fund prospectus.

Investments in “tobacco bonds,” which are backed by the proceeds a state or territory receives from the 1998 national litigation settlement with tobacco manufacturers, may be vulnerable to economic and/or legislative events that affect issuers in a particular municipal market sector. Annual payments by MSA-participating manufacturers, for example, hinge on many factors, including annual domestic cigarette shipments, inflation and the relative market share of non-participating manufacturers. To date, we believe consumption figures remain within an acceptable range of the assumptions used to structure MSA bonds. Future MSA payments could be reduced if consumption were to fall more rapidly than originally forecast.

The median yields for AAA-rated municipal securities are provided by Municipal Market Advisors (MMA) and are based on its benchmark of general obligation bonds structured with a 5% coupon and a 10-year par call. The MMA benchmark is constructed using yields from a group of active primary and secondary market makers and other municipal market participants.

The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc. or its affiliates.

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com, or calling 1.800.CALL OPP (225.5677). Read prospectuses and summary prospectuses carefully before investing.

16 OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency and involve investment risks, including the possible loss of the principal amount invested.

17 OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments and/or contingent deferred sales charges on redemptions; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended July 31, 2017.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During 6 Months Ended July 31, 2017” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

18 OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

Actual	Beginning Account Value February 1, 2017	Ending Account Value July 31, 2017	Expenses Paid During 6 Months Ended July 31, 2017
Class A	$ 1,000.00	$ 1,071.40	$ 5.66
Class B	1,000.00	1,067.50	9.22
Class C	1,000.00	1,068.10	9.22
Class Y	1,000.00	1,072.60	4.58

Hypothetical
(5% return before expenses)
Class A	1,000.00	1,019.34	5.52
Class B	1,000.00	1,015.92	8.99
Class C	1,000.00	1,015.92	8.99
Class Y	1,000.00	1,020.38	4.47

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended July 31, 2017 are as follows:

Class	Expense Ratios
Class A	1.10%
Class B	1.79
Class C	1.79
Class Y	0.89

19 OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

STATEMENT OF INVESTMENTS July 31, 2017

Principal Amount		Coupon		Maturity	Value
Municipal Bonds and Notes—112.0%
Alabama—4.0%
$2,710,000	AL Port Authority (Alabama Docks Dept.)[1]	5.000%		10/01/2028	$3,201,973
2,380,000	AL Port Authority (Alabama Docks Dept.)[1]	5.000		10/01/2029	2,792,644
4,500,000	Homewood, AL Educational Building Authority (Samford University)[1]	5.000		12/01/2047	5,003,820
21,895,000	Jefferson County, AL Sewer[1]	0.000	[2]	10/01/2039	18,226,931
30,000,000	Jefferson County, AL Sewer[1]	0.000	[2]	10/01/2046	24,868,800
20,045,000	Jefferson County, AL Sewer[1]	0.000	[2]	10/01/2046	17,116,025
17,500,000	Jefferson County, AL Sewer[1]	0.000	[2]	10/01/2050	14,933,975
50,050,000	Jefferson County, AL Sewer[1]	0.000	[2]	10/01/2050	41,041,000
8,500,000	Jefferson County, AL Sewer[1]	5.500		10/01/2053	9,743,635
51,500,000	Jefferson County, AL Sewer[1]	6.500		10/01/2053	62,078,615
25,000,000	Jefferson County, AL Sewer[1]	7.000		10/01/2051	30,855,000
500,000	Mobile, AL Improvement District (McGowin Park)[1]	5.250		08/01/2030	518,945
1,300,000	Mobile, AL Improvement District (McGowin Park)[1]	5.500		08/01/2035	1,344,031
					231,725,394

Alaska—0.4%
1,965,208	AK Industrial Devel. & Export Authority (Anchorage Sportsplex/Grace Community Church Obligated Group)[3]	6.120		08/01/2031	294,388
1,650,000	AK Industrial Devel. & Export Authority Community Provider (Boys & Girls Home)[4]	5.875		12/01/2027	152,625
500,000	AK Industrial Devel. & Export Authority Community Provider (Boys & Girls Home)[4]	6.000		12/01/2036	46,250
1,755,000	AK Municipal Bond Bank Authority[1]	5.000		12/01/2030	2,008,580
1,365,000	AK Municipal Bond Bank Authority[1]	5.000		12/01/2031	1,557,110
1,960,000	AK Municipal Bond Bank Authority[1]	5.000		12/01/2032	2,225,972
2,055,000	AK Municipal Bond Bank Authority[1]	5.000		12/01/2033	2,322,993
20,860,000	AK Northern Tobacco Securitization Corp. (TASC)	6.372	[5]	06/01/2046	1,432,248
10,350,000	Koyukuk, AK (Tanana Chiefs Conference Health Care Facility)[1]	7.750		10/01/2041	11,819,389
					21,859,555

Arizona—1.2%
580,000	AZ IDA (Franklin Phonetic Charter School)[1]	5.500		07/01/2037	578,579
680,000	AZ IDA (Franklin Phonetic Charter School)[1]	5.750		07/01/2047	677,409
645,000	AZ IDA (Franklin Phonetic Charter School)[1]	5.875		07/01/2052	645,200
3,807,000	Buckeye, AZ Watson Road Community Facilities District	6.000		07/01/2030	3,705,201
4,680,000	East San Luis, AZ Community Facilities District Special Assessment (Area One)[3]	6.375		01/01/2028	3,041,251
140,000	East San Luis, AZ Community Facilities District Special Assessment (Area Two)[3]	8.500		01/01/2028	83,978
1,184,000	Estrella Mountain Ranch, AZ Community Facilities District (Golf Village)[1]	6.375		07/01/2022	1,185,705
3,877,000	Estrella Mountain Ranch, AZ Community Facilities District (Golf Village)[1]	6.750		07/01/2032	3,879,132
1,000,000	Glendale, AZ IDA (Midwestern University Foundation)[1]	5.000		07/01/2033	1,062,720
7,225,000	Maricopa County, AZ IDA (Christian Care Surprise)	6.000		01/01/2048	7,241,039

20 OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Value
Arizona (Continued)
$1,870,000	Maricopa County, AZ IDA (Immanuel Campus Care)[3]	8.500%	04/20/2041	$744,223
294,000	Merrill Ranch, AZ Community Facilities District No. 1 Special Assessment Lien[1]	5.250	07/01/2024	294,241
435,000	Merrill Ranch, AZ Community Facilities District No. 2[1]	5.250	07/15/2040	470,818
262,000	Merrill Ranch, AZ Community Facilities District No. 2 Special Assessment Lien[1]	5.250	07/01/2024	262,375
641,000	Merrill Ranch, AZ Community Facilities District No. 2 Special Assessment Lien[1]	5.300	07/01/2030	641,519
420,000	Parkway, AZ Community Facilities District No. 1 (Prescott Valley)	5.300	07/15/2025	415,724
350,000	Parkway, AZ Community Facilities District No. 1 (Prescott Valley)	5.350	07/15/2031	334,030
1,650,000	Phoenix, AZ IDA (Espiritu Community Devel. Corp.)	6.250	07/01/2036	1,650,578
4,135,000	Phoenix, AZ IDA (Freedom Academy)[1]	5.500	07/01/2046	4,172,794
1,935,000	Phoenix, AZ IDA (Gourmet Boutique West)	5.875	11/01/2037	977,078
1,550,000	Pima County, AZ IDA (Christian Care Tucson)[1]	5.000	06/15/2037	1,727,754
2,830,000	Pima County, AZ IDA (Christian Care Tucson)[1]	5.000	12/15/2047	3,116,877
2,400,000	Pima County, AZ IDA (Excalibur Charter School)[1]	5.500	09/01/2046	2,293,224
2,985,000	Pima County, AZ IDA (New Plan Learning/OG Ohio/250 Shoup Mill Obligated Group)[1]	8.125	07/01/2041	3,037,924
3,315,000	Pima County, AZ IDA (P.L.C. Charter Schools)[1]	6.000	12/01/2036	3,497,590
6,310,000	Pima County, AZ IDA (P.L.C. Charter Schools)[1]	6.000	12/01/2046	6,602,973
5,730,000	Pima County, AZ IDA (P.L.C. Charter Schools)[1]	7.500	04/01/2041	7,308,844
1,025,000	Pima County, AZ IDA (Paideia Academies)	6.000	07/01/2035	1,062,136
3,310,000	Pima County, AZ IDA (Paideia Academies)	6.125	07/01/2045	3,409,068
635,000	Pinal County, AZ IDA (San Manuel Facility)[1]	6.250	06/01/2026	648,799
1,022,000	Prescott Valley, AZ Southside Community Facilities District No. 1	7.250	07/01/2032	751,456
265,000	Show Low Bluff, AZ Community Facilities District	5.600	07/01/2031	250,780
1,000,000	Tartesso West, AZ Community Facilities District[1]	5.900	07/15/2032	1,000,470
695,000	Tempe, AZ IDA (Tempe Life Care Village)[1]	6.000	12/01/2032	738,104
1,550,000	Tempe, AZ IDA (Tempe Life Care Village)[1]	6.250	12/01/2042	1,651,200
675,000	Verrado, AZ Community Facilities District No. 1[1]	5.700	07/15/2029	724,174
1,800,000	Verrado, AZ Community Facilities District No. 1[1]	6.000	07/15/2027	1,969,110
610,000	Verrado, AZ Community Facilities District No. 1[1]	6.000	07/15/2033	659,239
				72,513,316

Arkansas—0.1%
5,645,000	Cave Springs, AR Municipal Property (Creeks Special Sewer District)[4]	6.250	02/01/2038	3,355,896

California—14.7%
2,500,000	Adelanto, CA Public Utility Authority[1]	6.750	07/01/2039	2,693,700
7,300,000	Alameda, CA Corridor Transportation Authority[1]	5.000	10/01/2034	8,548,373
750,000	Alhambra, CA (Atherton Baptist Homes)[1]	7.625	01/01/2040	869,805
250,000	Beaumont, CA Financing Authority, Series C1	5.000	09/01/2022	255,542
190,000	Blythe, CA Redevel. Agency (Redevel. Project No. 1 Tax Allocation)[1]	6.200	05/01/2031	190,382

21 OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Principal Amount		Coupon		Maturity	Value
California (Continued)
$5,500,000	Brea, CA Community Facilities District (Brea Plaza Area)[1]	7.375%		09/01/2039	$5,803,325
127,310,000	CA County Tobacco Securitization Agency	5.307	[5]	06/01/2046	17,077,363
107,400,000	CA County Tobacco Securitization Agency	5.502	[5]	06/01/2050	5,966,070
212,950,000	CA County Tobacco Securitization Agency	6.341	[5]	06/01/2055	7,391,494
33,920,000	CA County Tobacco Securitization Agency	6.647	[5]	06/01/2046	3,948,288
215,100,000	CA County Tobacco Securitization Agency	6.998	[5]	06/01/2055	9,849,429
7,765,000	CA County Tobacco Securitization Agency	8.145	[5]	06/01/2033	3,071,135
255,000	CA County Tobacco Securitization Agency (TASC)[1]	5.250		06/01/2045	253,909
7,000,000	CA County Tobacco Securitization Agency (TASC)	5.250		06/01/2046	6,909,350
625,000	CA County Tobacco Securitization Agency (TASC)[1]	5.500		06/01/2033	627,325
520,920,000	CA County Tobacco Securitization Agency (TASC)	5.559	[5]	06/01/2050	51,670,055
18,500,000	CA County Tobacco Securitization Agency (TASC)[1]	5.650	[2]	06/01/2041	18,607,485
18,030,000	CA County Tobacco Securitization Agency (TASC)[1]	5.700	[2]	06/01/2046	17,985,286
2,775,000	CA County Tobacco Securitization Agency (TASC)[1]	5.875		06/01/2035	2,802,195
7,285,000	CA County Tobacco Securitization Agency (TASC)[1]	5.875		06/01/2043	7,326,087
4,670,000	CA County Tobacco Securitization Agency (TASC)[1]	6.000		06/01/2042	4,715,766
5,000,000	CA County Tobacco Securitization Agency (TASC)[1]	6.125		06/01/2038	5,053,950
9,125,000	CA Enterprise Devel. Authority (Sunpower Corp.)	8.500		04/01/2031	10,015,052
10,000,000	CA GO1	4.000		09/01/2032	10,927,000
19,585,000	CA GO1	5.000		08/01/2030	23,924,253
2,160,000	CA GO1	5.000		09/01/2031	2,601,202
7,265,000	CA GO1	5.000		09/01/2032	8,640,337
10,000,000	CA GO1	5.000		08/01/2035	11,848,800
2,500,000	CA GO1	5.000		04/01/2038	2,566,625
555,000	CA Golden State Tobacco Securitization Corp. (TASC)[1]	5.000		06/01/2029	654,906
161,610,000	CA Golden State Tobacco Securitization Corp. (TASC)[1]	5.750		06/01/2047	161,610,000
4,000,000	CA Health Facilities Financing Authority (SHlth/MPHS/ SBMF/SCHosp/SEBH/SBH/SGMF/SVlyH/SVMF/SVNA&H Obligated Group)[1]	5.000		11/15/2048	4,649,480
30,420,000	CA Health Facilities Financing Authority (SJHS/SJHCN/ SJHE/SJHO Obligated Group)[6]	5.750		07/01/2039	33,010,263
1,835,000	CA Independent Cities Finance Authority Mobile Home Park (Lamplighter Salinas)[1]	6.250		07/15/2050	1,994,847
10,000,000	CA Infrastructure and Economic Devel. (Sanford Consortium)[6]	5.000		05/15/2040	11,110,600
5,000,000	CA Municipal Finance Authority (CHCC/FCHMC Obligated Group)[1]	5.000		02/01/2047	5,614,500
750,000	CA Municipal Finance Authority (Harbor Regional Center)[1]	8.500		11/01/2039	874,912
1,430,000	CA Pollution Control Financing Authority (Calplant I)	7.000		07/01/2022	1,472,871
6,075,000	CA Pollution Control Financing Authority (Calplant I)	7.500		07/01/2032	6,399,648
8,100,000	CA Pollution Control Financing Authority (Calplant I)	8.000		07/01/2039	8,882,865
60,000	CA Public Works[1]	6.625		11/01/2034	60,166
5,945,000	CA School Finance Authority Charter School (Grimmway Schools)[1]	5.250		07/01/2051	6,027,160
385,000	CA School Finance Authority Charter School (Kepler Neighborhood School)	5.000		05/01/2027	391,811

22 OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

Principal Amount		Coupon		Maturity	Value
California (Continued)
$900,000	CA School Finance Authority Charter School (Kepler Neighborhood School)	5.750%		05/01/2037	$908,604
1,230,000	CA School Finance Authority Charter School (Kepler Neighborhood School)	5.875		05/01/2047	1,239,213
850,000	CA School Finance Authority Charter School (RE/REW/ RLSA/RDP/RRCP/RSCP/RNNE/RMS/RSSPA/RBM/RSA Obligated Group)	5.125		06/01/2047	867,926
900,000	CA School Finance Authority Charter School (RE/REW/ RLSA/RDP/RRCP/RSCP/RNNE/RMS/RSSPA/RBM/RSA Obligated Group)	5.250		06/01/2052	918,423
4,330,000	CA School Finance Authority School Facility (Escuela Popular Del Pueblo)	6.500		07/01/2050	4,357,972
160,600,000	CA Silicon Valley Tobacco Securitization Authority	8.146	[5]	06/01/2056	9,118,868
20,800,000	CA Silicon Valley Tobacco Securitization Authority	8.692	[5]	06/01/2041	4,910,048
58,990,000	CA Silicon Valley Tobacco Securitization Authority	8.898	[5]	06/01/2047	8,624,338
60,785,000	CA Silicon Valley Tobacco Securitization Authority	8.995	[5]	06/01/2036	20,860,804
13,505,000	CA Silicon Valley Tobacco Securitization Authority	8.998	[5]	06/01/2047	1,643,964
25,920,000	CA State University[6]	5.000		11/01/2047	30,549,053
1,145,000	CA Statewide CDA (Albert Einstein Academy)	6.000		11/01/2032	804,443
1,730,000	CA Statewide CDA (Albert Einstein Academy)	6.250		11/01/2042	1,216,086
10,000	CA Statewide CDA (Escrow Term)[1]	6.750		09/01/2037	10,025
4,020,000	CA Statewide CDA (Guidance Charter School)	6.500		07/01/2037	4,162,268
14,690,000	CA Statewide CDA (Guidance Charter School)	6.750		07/01/2052	15,192,839
2,019,578	CA Statewide CDA (Microgy Holdings)[3]	9.000		12/01/2038	20
8,015,000	CA Statewide CDA (Yucaipa Valley Water Reservoir)	6.000		09/02/2044	7,867,284
4,515,000	CA Statewide Financing Authority Tobacco Settlement (TASC)[1]	6.000		05/01/2037	4,547,960
1,120,000	CA Statewide Financing Authority Tobacco Settlement (TASC)[1]	6.000		05/01/2043	1,123,203
100,000	CA Statewide Financing Authority Tobacco Settlement (TASC)[1]	6.000		05/01/2043	100,730
2,500,000	Calexico, CA Community Redevel. Agency Tax Allocation (Central Business District & Residential Redevel.)[1]	7.250		08/01/2033	2,992,300
1,440,000	Coyote Canyon, CA Public Facilities Community Facilities District No. 2004-1[1]	6.625		09/01/2039	1,608,480
1,215,000	Desert Hot Springs, CA Redevel. Agency Tax Allocation[1]	5.000		09/01/2030	1,435,680
7,780,000	Fresno, CA Unified School District	4.319	[5]	08/01/2042	2,762,522
5,000,000	Irvine, CA Unified School District[1]	5.000		03/01/2057	5,555,450
1,205,000	Lathrop, CA Special Tax Community Facilities District No. 03-2[1,7]	7.000		09/01/2033	1,207,229
4,000,000	Long Beach, CA Harbor Revenue[1]	5.000		05/15/2043	4,637,280
10,000,000	Long Beach, CA Harbor Revenue[1]	5.000		05/15/2047	11,764,100
1,625,000	Los Angeles, CA Community Facilities District Special Tax (Legends at Cascades)[1]	5.750		09/01/2040	1,676,545
1,500,000	Los Angeles, CA Dept. of Airports (Los Angeles International Airport)[1]	5.000		05/15/2033	1,745,310
31,940,000	Los Angeles, CA Dept. of Airports (Los Angeles International Airport)[6]	5.375		05/15/2030	32,938,125

23 OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Principal Amount		Coupon		Maturity	Value
California (Continued)
$2,075,000	Los Angeles, CA Dept. of Water & Power[1]	5.000%		07/01/2033	$2,462,174
5,000,000	Los Angeles, CA Dept. of Water & Power[6]	5.000		07/01/2034	5,275,500
21,000,000	Los Angeles, CA Dept. of Water & Power[6]	5.000		07/01/2035	25,136,790
8,390,000	Los Angeles, CA Regional Airports Improvement Corp. (Delta-Continental Airlines)[1,7]	9.250		08/01/2024	8,442,018
200,000	Maywood, CA Public Financing Authority[1]	7.000		09/01/2038	200,264
10,000,000	Northern CA Tobacco Securitization Authority (TASC)[1]	5.375		06/01/2038	9,880,700
115,975,000	Northern CA Tobacco Securitization Authority (TASC)	6.372	[5]	06/01/2045	12,654,032
45,000	Placer County, CA Improvement Bond Act 1915[1]	6.500		09/02/2030	45,063
21,711,000	River Rock, CA Entertainment Authority[4]	8.000		11/01/2018	4,183,275
1,750,000	Riverside County, CA Redevel. Agency[1]	7.125		10/01/2042	2,124,955
3,805,000	Sacramento County, CA Airport System[1]	5.250		07/01/2033	3,944,149
100,000	Sacramento County, CA Special Tax Community Facilities District No. 2004-1 (McClellan Park)	6.000		09/01/2031	100,108
2,000,000	San Buenaventura, CA Community Memorial Health Systems[1]	8.000		12/01/2031	2,412,420
16,245,000	San Francisco, CA City & County Airports Commission (SFO Fuel Company)[1]	5.750		05/01/2020	16,845,740
10,000,000	San Francisco, CA City & County Public Utilities Commission[1]	4.000		11/01/2036	10,747,800
750,000	San Francisco, CA City & County Redevel. Financing Authority (Mission Bay North Redevel.)[1]	6.750		08/01/2041	897,525
1,000,000	San Francisco, CA City & County Redevel. Financing Authority (Mission Bay North Redevel.)[1]	7.000		08/01/2041	1,204,890
6,000,000	Santa Clara, CA Redevel. Agency Tax Allocation (Bayshore North)[1]	5.750		06/01/2026	7,050,540
195,570,000	Southern CA Tobacco Securitization Authority	6.381	[5]	06/01/2046	26,306,121
12,115,000	Stockton, CA Unified School District	5.918	[5]	08/01/2038	5,461,200
14,735,000	Stockton, CA Unified School District	5.948	[5]	08/01/2041	5,743,114
17,145,000	Stockton, CA Unified School District	5.948	[5]	08/01/2043	6,118,022
6,245,000	Stockton, CA Unified School District	5.997	[5]	08/01/2037	2,935,337
1,335,000	Susanville, CA Public Financing Authority (Utility Enterprises)[1]	5.875		06/01/2035	1,407,571
1,425,000	Susanville, CA Public Financing Authority (Utility Enterprises)[1]	6.000		06/01/2045	1,509,246
7,000,000	University of California[1]	5.000		05/15/2037	8,413,230
3,500,000	West Hollywood, CA Community Devel. Commission Tax Allocation (East Side Redevel.)[1]	7.500		09/01/2042	4,283,475
					858,025,963

Colorado—3.4%
3,100,000	Base Village, CO Metropolitan District No. 2[1]	5.750		12/01/2046	3,193,093
500,000	Blue Lake, CO Metropolitan District No. 2	8.000		12/15/2046	509,525
1,185,000	Brennan, CO Metropolitan District	5.250		12/01/2046	1,132,884
4,500,000	CO Canyons Metropolitan District No. 5	6.125		12/01/2047	4,541,895
2,000,000	CO Canyons Metropolitan District No. 6	6.125		12/01/2047	2,009,500
1,025,000	CO Country Club Highlands Metropolitan District[4]	7.250		12/01/2037	417,759
2,600,000	CO Elbert and Highway 86 Metropolitan District[1]	5.750		12/01/2046	2,701,920
4,475,000	CO Elbert and Highway 86 Metropolitan District[4]	7.500		12/01/2032	2,235,486

24 OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

Principal Amount		Coupon		Maturity	Value
Colorado (Continued)
$2,176,000	CO Elkhorn Ranch Metropolitan District[4]	6.375%		12/01/2035	$1,416,076
1,780,000	CO Fossil Ridge Metropolitan District No. 1[1]	7.250		12/01/2040	1,903,888
14,350,000	CO Health Facilities Authority (Sisters of Charity of Leavenworth Health System)[6]	5.000		01/01/2044	15,933,953
1,030,000	CO Health Facilities Authority Health & Residential Care Facilities (Volunteers of America)	5.300		07/01/2037	1,029,918
1,945,000	CO Midcities Metropolitan District No. 2	7.750		12/15/2046	1,846,175
2,275,000	CO Neu Towne Metropolitan District[4]	7.250		12/01/2034	603,580
680,000	CO North Range Metropolitan District No. 2[1]	5.500		12/15/2018	691,662
1,000,000	CO North Range Metropolitan District No. 2[1]	5.500		12/15/2037	1,017,150
12,585,000	CO Park Valley Water and Sanitation Metropolitan District	5.993	[5]	12/15/2017	3,020,022
1,590,000	CO Potomac Farms Metropolitan District	7.250		12/01/2037	1,029,509
248,000	CO Potomac Farms Metropolitan District	7.625	[2]	12/01/2023	166,587
855,000	CO Prairie Center Metropolitan District No. 3[1]	5.400		12/15/2031	857,086
500,000	CO Silver Peaks Metropolitan District	5.750		12/01/2036	334,015
1,720,000	CO Sorrell Ranch Metropolitan District[3]	6.750		12/15/2036	594,002
2,500,000	CO STC Metropolitan District No. 2	6.000		12/01/2038	2,508,575
1,213,000	CO Stoneridge Metropolitan District[1]	5.625		12/01/2036	1,232,008
1,615,000	CO Table Mountain Metropolitan District[1]	5.250		12/01/2045	1,658,363
569,000	CO Table Mountain Metropolitan District	7.750		12/15/2045	570,548
8,000,000	CO Talon Pointe Metropolitan District[3]	8.000		12/01/2039	799,840
3,415,000	Cundall Farms, CO Metropolitan District	6.875		12/01/2044	3,425,962
785,000	Cundall Farms, CO Metropolitan District	7.750		12/15/2044	748,458
19,515,000	Denver, CO City & County Airport[1]	5.000		11/15/2030	19,730,055
35,375,000	Denver, CO City & County Airport Special Facilities (United Air Lines)[1]	5.250		10/01/2032	35,558,596
26,350,000	Denver, CO City & County Airport Special Facilities (United Air Lines)[1]	5.750		10/01/2032	26,508,363
10,000,000	Denver, CO City & County Board of Water Commissioners[1]	5.000		09/15/2047	11,932,000
2,000,000	Erie Farm, CO Metropolitan District	5.500		12/01/2045	1,980,840
600,000	Erie Farm, CO Metropolitan District	7.750		12/15/2045	589,314
2,065,000	Hawthorn, CO Metropolitan District No. 2[1]	6.375		12/01/2044	2,071,753
950,000	Hawthorn, CO Metropolitan District No. 2	7.750		12/15/2044	944,252
1,960,000	Highlands, CO Metropolitan District No. 3	5.125		12/01/2046	1,879,562
775,000	Iliff Commons, CO Metropolitan District No. 3	6.000		12/01/2046	793,367
1,626,000	Lewis Pointe, CO Metropolitan District	7.750		12/15/2047	1,644,732
1,635,000	Leyden Ranch, CO Metropolitan District[1]	5.125		12/01/2047	1,662,615
500,000	Leyden Ranch, CO Metropolitan District	7.000		12/15/2047	507,535
1,195,000	Leyden Rock, CO Metropolitan District No. 10	7.250		12/15/2045	1,121,006
1,225,000	Liberty Ranch, CO Metropolitan District[1]	5.000		12/01/2046	1,257,438
1,410,000	Marvella, CO Metropolitan District	5.125		12/01/2046	1,356,335
1,000,000	Mountain Shadows, CO Metropolitan District[1]	5.000		12/01/2046	994,140
2,595,000	Prairiestar, CO Metropolitan District No. 2	5.750		12/01/2046	2,415,374
3,945,000	Reserve, CO Metropolitan District No. 2[1]	5.000		12/01/2045	3,654,648
665,000	Reserve, CO Metropolitan District No. 2[1]	5.125		12/01/2045	616,694
1,035,000	Southglenn, CO Metropolitan District[1]	5.000		12/01/2030	1,082,082
810,000	Southglenn, CO Metropolitan District[1]	5.000		12/01/2036	829,416

25 OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Principal Amount		Coupon	Maturity	Value
Colorado (Continued)
$725,000	Tabernash Meadows, CO Water & Sanitation District[1]	7.125%	12/01/2034	$770,189
295,000	Tallyns Reach CO Metropolitan District No. 3[1]	5.000	12/01/2033	308,523
685,000	Tallyns Reach CO Metropolitan District No. 3[1]	5.125	11/01/2038	717,202
1,220,000	Tallyns Reach, CO Metropolitan District No. 3	6.750	11/01/2038	1,223,880
750,000	Thompsong Crossing, CO Metropolitan District No. 6[1]	6.000	12/01/2044	753,690
1,645,000	Villas Eastlake Reservoir, CO Metropolitan District[1]	6.500	12/01/2046	1,744,029
20,183,519	Woodmen Heights, CO Metropolitan District No. 1	0.000 [2]	12/15/2041	10,151,301
5,342,763	Woodmen Heights, CO Metropolitan District No. 1[1]	6.000	12/01/2041	5,400,999
1,245,000	York Street, CO Metropolitan District	6.250	12/01/2047	1,270,659

				199,600,028

Connecticut—0.9%
12,500,000	CT GO1	4.000	08/15/2030	13,189,125
5,295,000	CT GO1	4.000	08/15/2031	5,552,496
5,000,000	CT Special Tax[1]	5.000	09/01/2028	5,897,900
6,000,000	CT Special Tax[1]	5.000	08/01/2032	6,799,980
7,965,000	CT Special Tax[1]	5.000	08/01/2033	8,984,838
8,125,000	CT Special Tax (Transportation Infrastructure)[1]	5.000	09/01/2030	9,425,975
470,000	Georgetown, CT Special Taxing District[3]	5.125	10/01/2036	140,995
1,580,000	Hartford, CT GO1	5.000	10/01/2033	1,707,680
11,841,815	Mashantucket Western Pequot Tribe CT8	6.050	07/01/2031	454,726

				52,153,715

Delaware—0.1%
1,226,000	Bridgeville, DE Special Obligation (Heritage Shores)[1]	5.450	07/01/2035	1,226,429
7,201,000	Millsboro, DE Special Obligation (Plantation Lakes)	5.450	07/01/2036	6,315,997

				7,542,426

District of Columbia—2.6%
4,745,000	District of Columbia (Howard University)[1]	6.250	10/01/2032	5,621,686
5,255,000	District of Columbia (Howard University)[1]	6.250	10/01/2032	5,606,139
21,795,000	District of Columbia (Howard University)[1]	6.500	10/01/2041	23,190,970
315,000	District of Columbia (Howard University)[1]	6.500	10/01/2041	376,025
3,200,000	District of Columbia Center for Strategic & International Studies[1]	6.375	03/01/2031	3,472,928
2,000,000	District of Columbia Center for Strategic & International Studies[1]	6.625	03/01/2041	2,183,680
32,680,000	District of Columbia Tobacco Settlement Financing Corp.[1]	6.750	05/15/2040	35,289,825
1,375,680,000	District of Columbia Tobacco Settlement Financing Corp. (TASC)	5.909 [5]	06/15/2055	46,277,875
1,055,000,000	District of Columbia Tobacco Settlement Financing Corp. (TASC)	6.211 [5]	06/15/2055	31,998,150

				154,017,278

Florida—9.1%
750,000	Alachua County, FL Health Facilities Authority (Oak Hammock University Florida)[1]	8.000	10/01/2032	893,947

26 OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Value
Florida (Continued)
$1,000,000	Alachua County, FL Health Facilities Authority (Oak Hammock University Florida)[1]	8.000%	10/01/2042	$1,189,870
1,000,000	Alachua County, FL Health Facilities Authority (Oak Hammock University Florida)[1]	8.000	10/01/2046	1,187,810
4,655,000	Amelia Concourse, FL Community Devel. District[3]	5.750	05/01/2038	3,956,890
3,385,000	Amelia Concourse, FL Community Devel. District	6.000	05/01/2047	3,249,769
6,040,000	Arlington Ridge, FL Community Devel. District[1]	5.500	05/01/2036	5,457,382
1,045,000	Avignon Villages, FL Community Devel. District[3]	5.300	05/01/2014	135,934
755,000	Avignon Villages, FL Community Devel. District[3]	5.400	05/01/2037	98,210
15,269,400	Baker, FL Correctional Devel. Corp. (Baker County Detention Center)	8.000	02/01/2030	12,213,993
225,000	Bayshore, FL Hsg. Corp.[3]	8.000	12/01/2016	101,243
7,420,000	Baywinds, FL Community Devel. District[1]	5.250	05/01/2037	7,444,486
1,125,000	Baywinds, FL Community Devel. District1,[7]	7.020	05/01/2022	1,124,685
7,555,000	Belle Isle, FL Charter School (Cornerstone Charter Academy & Cornerstone Charter High School Obligated Group)[1]	6.000	10/01/2042	8,242,505
725,000	Boynton Village, FL Community Devel. District Special Assessment	6.000	05/01/2038	725,116
170,000	Broward County, FL HFA (Single Family)[1]	5.000	10/01/2039	170,139
5,845,000	Buckeye Park, FL Community Devel. District[3]	7.875	05/01/2038	1,749,408
885,000	Carlton Lakes, FL Community Devel. District Special Assessment[7]	5.625	11/01/2036	919,506
2,160,000	Carlton Lakes, FL Community Devel. District Special Assessment[7]	5.750	11/01/2047	2,239,747
5,000,000	Central FL Expressway Authority[1]	4.000	07/01/2036	5,282,200
25,360,000	CFM, FL Community Devel. District, Series A3	6.250	05/01/2035	10,773,435
8,115,000	Chapel Creek, FL Community Devel. District Special Assessment[3]	5.500	05/01/2038	4,827,614
13,074,058	Clearwater Cay, FL Community Devel. District[3]	5.500	05/01/2037	7,582,300
1,690,000	Creekside, FL Community Devel. District[3]	5.200	05/01/2038	675,256
20,000	Crosscreek, FL Community Devel. District[3]	5.500	05/01/2017	9,995
985,000	Crosscreek, FL Community Devel. District[7]	5.600	05/01/2037	1,001,932
35,000	Crosscreek, FL Community Devel. District[4]	5.600	05/01/2039	17,491
2,110,000	Crosscreek, FL Community Devel. District[7]	6.750	11/30/2021	2,135,721
55,000	Dade County, FL HFA (Golden Lakes Apartments)[1]	6.050	11/01/2039	55,062
10,000	Dade County, FL HFA (Siesta Pointe Apartments)	5.650	09/01/2017	10,031
900,000	Dade County, FL IDA (Miami Cerebral Palsy Residence)[1]	8.000	06/01/2022	900,144
1,940,000	Durbin Crossing, FL Community Devel. District Special Assessment[4]	5.250	11/01/2020	775,961
6,718,000	FL Capital Trust Agency (Atlantic Hsg. Foundation)	7.000	07/15/2032	5,038,298
12,500,000	FL Capital Trust Agency (Atlantic Hsg. Foundation)	8.260	07/15/2038	9,374,625
6,045,000	FL Devel. Finance Corp. (Florida Charter Educational Foundation)	5.000	07/15/2046	5,788,813
90,000	FL HFA (Stoddert Arms Apartments)[1]	6.250	09/01/2026	90,121
2,635,170	FL Lake Ashton II Community Devel. District[1]	5.375	05/01/2036	2,551,793
3,334,862	Glades, FL Correctional Devel. Corp.	0.000 [2]	03/01/2030	69,699
6,240,678	Glades, FL Correctional Devel. Corp.	7.000	03/01/2030	5,760,021

27 OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Principal Amount		Coupon	Maturity	Value
Florida (Continued)
$2,895,000	Greater Lakes/Sawgrass Bay, FL Community Devel. District[1]	5.500%	05/01/2038	$2,895,145
1,665,000	Harbor Bay, FL Community Devel. District[1]	6.750	05/01/2034	1,666,931
345,000	Highland Meadows, FL Community Devel. District Special Assessment, Series A1	5.500	05/01/2036	345,062
5,480,000	Indigo, FL Community Devel. District[4]	5.750	05/01/2036	3,339,512
7,650,000	Lakewood Ranch, FL Stewardship District[1]	5.500	05/01/2036	7,679,223
17,805,000	Lakewood Ranch, FL Stewardship District (Country Club East Investors)[1]	5.400	05/01/2037	17,805,178
3,700,000	Legends Bay, FL Community Devel. District	5.875	05/01/2038	3,700,185
100,000	Leon County, FL Educational Facilities Authority (Southgate Residence Hall)[1]	6.750	09/01/2028	100,065
1,275,000	Liberty County, FL Revenue (Twin Oaks)[3]	8.250	07/01/2028	113,590
1,180,000	Madison County, FL Mtg. (Twin Oaks)	6.000	07/01/2025	944,000
5,000,000	Magnolia Creek, FL Community Devel. District[3]	5.600	05/01/2014	1,048,000
5,360,000	Magnolia Creek, FL Community Devel. District[3]	5.900	05/01/2039	1,123,456
2,805,000	Magnolia West, FL Community Devel. District Special Assessment[4]	5.350	05/01/2037	1,402,472
1,400,000	Main Street, FL Community Devel. District[1]	6.800	05/01/2038	1,402,842
1,140,000	Main Street, FL Community Devel. District[1]	6.800	05/01/2038	1,190,171
1,715,000	Miami, FL World Center Community Devel. District[1]	5.125	11/01/2039	1,794,233
2,570,000	Miami, FL World Center Community Devel. District[1]	5.250	11/01/2049	2,685,856
4,000,000	Miami-Dade County, FL School Board[1]	5.000	05/01/2031	4,634,760
5,455,000	Miami-Dade County, FL School Board[1]	5.000	05/01/2032	6,238,665
10,000,000	Miami-Dade County, FL School Board COP[6]	5.000	02/01/2027	10,604,600
10,000,000	Miami-Dade County, FL School Board COP[6]	5.250	02/01/2027	10,641,700
50,000,000	Miami-Dade County, FL School Board COP[6]	5.375	02/01/2034	53,301,500
12,430,000	Montecito, FL Community Devel. District[3]	5.100	05/01/2013	9,318,522
5,405,000	Montecito, FL Community Devel. District[4]	5.500	05/01/2037	4,052,020
550,000	Moody River, FL Estates Community Devel. District[1]	5.350	05/01/2036	550,061
9,960,000	Nassau County, FL (Nassau Care Centers)	6.900	01/01/2038	10,109,699
3,640,000	Naturewalk, FL Community Devel. District[3]	5.300	05/01/2016	2,000,289
4,345,000	Naturewalk, FL Community Devel. District[4]	5.500	05/01/2038	2,387,708
2,015,000	Orange County, FL Tourist Devel. Tax Revenue[1]	4.000	10/01/2032	2,174,548
3,750,000	Palm Bay, FL Educational Facilities (Patriot Charter School)[3]	7.000	07/01/2036	1,727,363
3,000,000	Palm Beach County, FL Health Facilities Authority (Sinai Residences Boca Raton)[1]	7.500	06/01/2049	3,573,960
11,950,000	Palm Coast Park, FL Community Devel. District Special Assessment	5.700	05/01/2037	11,846,752
5,900,000	Palm Glades, FL Community Devel. District Special Assessment[1]	7.125	05/01/2039	5,935,754
1,850,000	Palm River, FL Community Devel. District[3]	5.150	05/01/2013	728,142
1,565,000	Palm River, FL Community Devel. District[3]	5.375	05/01/2036	616,923
1,455,000	Parkway Center, FL Community Devel. District, Series A1	6.300	05/01/2034	1,457,561
5,430,000	Pine Ridge Plantation, FL Community Devel. District	5.400	05/01/2037	4,727,847
2,250,000	Pinellas County, FL Educational Facilities Authority (Pinellas Prep Academy)[1]	7.125	09/15/2041	2,422,058

28 OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Value
Florida (Continued)
$240,000	Port St. Lucie, FL Special Assessment (Peacock & Lowry)[1]	5.350%	07/01/2027	$231,370
9,400,000	Portico, FL Community Devel. District	5.450	05/01/2037	8,762,304
2,715,000	Portofino Cove, FL Community Devel. District Special Assessment	5.500	05/01/2038	2,715,217
5,905,000	Portofino Isles, FL Community Devel. District (Portofino Court)[3]	5.600	05/01/2036	1,178,992
1,000,000	Portofino Landings, FL Community Devel. District Special Assessment[3]	5.200	05/01/2017	391,960
1,955,000	Portofino Landings, FL Community Devel. District Special Assessment[3]	5.400	05/01/2038	766,888
2,470,000	Portofino Vista, FL Community Devel. District[3]	5.000	05/01/2013	1,111,006
3,420,000	Reunion East, FL Community Devel. District[4]	5.800	05/01/2036	34
1,525,000	Reunion East, FL Community Devel. District	6.600	05/01/2033	1,579,915
3,585,000	Reunion East, FL Community Devel. District	6.600	05/01/2036	3,689,503
1,425,000	Reunion East, FL Community Devel. District[4]	7.375	05/01/2033	14
140,000	Ridgewood Trails, FL Community Devel. District[1]	5.650	05/01/2038	140,017
2,365,000	River Bend, FL Community Devel. District[3]	7.125	11/01/2015	234,939
7,580,000	River Glen, FL Community Devel. District Special Assessment[3]	5.450	05/01/2038	3,788,029
156,464	Santa Rosa Bay, FL Bridge Authority	6.250	07/01/2028	142,384
1,895,000	Sarasota County, FL Educational Facilities (School of Arts & Sciences)[1]	6.500	07/01/2040	2,024,656
4,000,000	Seminole County, FL IDA (Progressive Health)[1]	7.500	03/01/2035	3,879,160
3,240,000	South Bay, FL Community Devel. District[4]	0.000 [2]	05/01/2025	2,526,487
8,750,000	South Bay, FL Community Devel. District[4]	0.000 [2]	05/01/2036	6,779,763
7,035,000	South Bay, FL Community Devel. District[1]	5.125	05/01/2020	6,885,928
7,235,000	South Bay, FL Community Devel. District[1]	5.950	05/01/2036	7,006,519
5,110,000	South Bay, FL Community Devel. District[3]	5.950	05/01/2036	253,865
3,655,000	South Fork East, FL Community Devel. District[1]	6.500 [2]	05/01/2038	3,584,824
14,510,000	South Miami, FL Health Facilities Authority (BHSF/ BHM/HHI/SMH/MarH/DrsH/WKBP/BOS Obligated Group)[1]	5.000	08/15/2032	14,548,887
30,000,000	South Miami, FL Health Facilities Authority (BHSF/ BHM/HHI/SMH/MarH/DrsH/WKBP/BOS Obligated Group)[1]	5.000	08/15/2042	30,056,700
860,333	St. Johns County, FL IDA (Glenmoor)[4]	2.500	01/01/2049	9
2,325,000	St. Johns County, FL IDA (Glenmoor)[3]	5.375 [9]	01/01/2049	1,485,675
3,500,000	St. Johns County, FL IDA (Presbyterian Retirement)[1]	5.875	08/01/2040	3,985,555
3,500,000	St. Johns County, FL IDA (Presbyterian Retirement)[1]	6.000	08/01/2045	3,998,400
1,000,000	St. Johns County, FL IDA (St. John’s County Welfare Federation)	5.250	10/01/2041	878,430
16,765,000	Tern Bay, FL Community Devel. District[3]	5.000	05/01/2015	4,080,098
19,075,000	Tern Bay, FL Community Devel. District[3]	5.375	05/01/2037	4,645,335
10,790,000	Town Center, FL at Palm Coast Community Devel. District[1]	6.000	05/01/2036	10,789,029
4,950,000	Treeline, FL Preservation Community Devel. District[4]	6.800	05/01/2039	1,484,901
1,265,000	Villa Vizcaya, FL Community Devel. District Special Assessment[3]	5.550	05/01/2039	695,295

29 OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Principal Amount		Coupon	Maturity	Value
Florida (Continued)
$590,000	Villages of Glen Creek FL Community Devel. District Community Devel. District	4.750%	05/01/2026	$568,506
1,080,000	Villages of Glen Creek FL Community Devel. District Community Devel. District	5.250	05/01/2036	1,017,133
1,815,000	Villages of Glen Creek FL Community Devel. District Community Devel. District	5.375	05/01/2046	1,687,696
3,515,000	Villages of Glen Creek FL Community Devel. District Community Devel. District	5.375	05/01/2046	3,268,458
4,395,000	Waterford Estates, FL Community Devel. District Special Assessment[3]	5.125	05/01/2013	2,658,887
3,350,000	Waterford Estates, FL Community Devel. District Special Assessment[3]	5.500	05/01/2037	2,026,683
130,000	Waters Edge, FL Community Devel. District[1]	5.350	05/01/2039	125,376
4,360,000	Waters Edge, FL Community Devel. District[1]	6.600 [2]	05/01/2039	4,269,835
14,800,000	Waterstone, FL Community Devel. District[3]	5.500	05/01/2018	7,396,892
1,215,000	West Villages, FL Improvement District[3]	5.350	05/01/2015	728,465
18,400,000	West Villages, FL Improvement District	5.500	05/01/2038	18,464,216
18,150,000	West Villages, FL Improvement District[3]	5.800	05/01/2036	10,882,014
14,925,000	Westridge, FL Community Devel. District[3]	5.800	05/01/2037	8,954,552
11,045,000	Westside, FL Community Devel. District[4]	5.650	05/01/2037	6,624,128
16,135,000	Westside, FL Community Devel. District[4]	7.200	05/01/2038	9,676,805
7,420,000	Wyld Palms, FL Community Devel. District[3]	5.400	05/01/2015	1,483,777
4,340,000	Wyld Palms, FL Community Devel. District[3]	5.500	05/01/2038	867,870
3,830,000	Zephyr Ridge, FL Community Devel. District[3]	5.250	05/01/2013	1,914,004
2,665,000	Zephyr Ridge, FL Community Devel. District[3]	5.625	05/01/2037	1,331,807

				530,376,697

Georgia—1.6%
700,000	Atlanta, GA Tax Allocation (Beltline)[1]	7.500	01/01/2031	758,702
3,600,000	Atlanta, GA Tax Allocation (Beltline)[1]	7.500	01/01/2031	3,902,508
12,000,000	Burke County, GA Devel. Authority (Oglethorpe Power Corp.)[1]	5.700	01/01/2043	12,182,520
1,445,000	Cobb County, GA Devel. Authority (Provident Group- Creekside Properties)	6.000	07/01/2036	1,359,268
5,440,000	Cobb County, GA Devel. Authority (Provident Group- Creekside Properties)	6.000	07/01/2051	4,966,393
1,435,000	Franklin County, GA Industrial Building Authority (Emmanuel College)[3]	5.750	11/01/2025	717,199
1,380,000	Franklin County, GA Industrial Building Authority (Emmanuel College)[3]	6.000	11/01/2032	689,710
10,625,000	Franklin County, GA Industrial Building Authority (Emmanuel College)[3]	6.250	11/01/2043	5,310,269
31,945,000	Fulton County, GA Devel. Authority (PHC)[6]	5.000	06/15/2029	34,367,028
13,730,000	Fulton County, GA Devel. Authority (PHC/PHosp/PHF Obligated Group)[6]	5.250	06/15/2037	14,834,573
1,800,000	GA Environmental Loan Acquisition Corp. (Local Water Authority)[1]	5.125	03/15/2031	1,847,898
9,100,000	GA Road & Tollway Authority (I-75 S Express Lanes)[1]	0.000 [2]	06/01/2049	5,628,350
2,250,000	GA Road & Tollway Authority (I-75 S Express Lanes)	6.246 [5]	06/01/2024	1,510,245

30 OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

Principal Amount		Coupon		Maturity	Value
Georgia (Continued)
$3,750,000	GA Road & Tollway Authority (I-75 S Express Lanes)	6.748%[5]		06/01/2034	$1,279,725
1,720,000	Gainesville & Hall County, GA Devel. Authority Educational Facilities (Riverside Military Academy)[1]	5.000		03/01/2047	1,819,227
1,720,000	Gainesville & Hall County, GA Devel. Authority Educational Facilities (Riverside Military Academy)[1]	5.125		03/01/2052	1,819,347
2,000,000	Marietta, GA Devel. Authority (Life University)[1]	7.000		06/15/2039	2,104,420
					95,097,382

Hawaii—0.0%
405,000	HI Dept. of Transportation (Continental Airlines)[1]	5.625		11/15/2027	406,437
1,735,000	Kuakini, HI Health System (KMC/KHS/KGC/KSS Obligated Group)[1]	6.300		07/01/2022	1,735,139
275,000	Kuakini, HI Health System (KMC/KHS/KGC/KSS Obligated Group)[1]	6.375		07/01/2032	274,981
					2,416,557

Idaho—0.0%
1,230,700	Nampa, ID Local Improvement District No. 148	6.625		09/01/2030	1,257,788

Illinois—6.7%
300,000	Annawan, IL Tax Increment (Patriot Renewable Fuels)[1]	5.625		01/01/2018	299,157
3,000,000	Carol Stream, IL Park District[1]	5.000		01/01/2037	3,430,110
30,685,000	Caseyville, IL Tax (Forest Lakes)[4]	7.000		12/30/2022	1,380,211
1,100,000	Chicago, IL Board of Education[1]	5.000		12/01/2042	949,267
5,700,000	Chicago, IL Board of Education[1]	6.000		04/01/2046	6,189,174
1,500,000	Chicago, IL Board of Education[1]	6.500		12/01/2046	1,485,285
7,000,000	Chicago, IL Board of Education[1]	7.000		12/01/2044	7,165,130
10,000,000	Chicago, IL Board of Education[1]	7.500	[9]	03/01/2035	9,995,000
20,000,000	Chicago, IL GO1	5.250		01/01/2033	20,032,200
3,000,000	Chicago, IL Midway Airport, Series A1	5.000		01/01/2033	3,330,210
35,000	Chicago, IL Multifamily Hsg. (Cottage View Terrace)[1]	6.125		02/20/2042	35,104
2,500,000	Chicago, IL O’Hare International Airport[1]	5.000		01/01/2047	2,801,750
5,000,000	Chicago, IL O’Hare International Airport[1]	5.000		01/01/2052	5,556,450
8,000,000	Chicago, IL O’Hare International Airport[1]	5.250		01/01/2042	9,441,760
2,755,000	Chicago, IL Waterworks[1]	5.250		11/01/2030	3,345,369
2,900,000	Chicago, IL Waterworks[1]	5.250		11/01/2031	3,507,579
2,135,000	Chicago, IL Waterworks[1]	5.250		11/01/2032	2,569,665
2,000,000	Chicago, IL Waterworks[1]	5.250		11/01/2033	2,399,340
2,885,000	Chicago, IL Waterworks[1]	5.250		11/01/2035	3,444,171
10,032,000	Cortland, IL Special Tax (Sheaffer System)[4]	5.500		03/01/2017	2,001,685
915,000	Country Club Hills, IL GO1	5.000		12/01/2026	917,855
965,000	Country Club Hills, IL GO1	5.000		12/01/2027	967,528
1,010,000	Country Club Hills, IL GO1	5.000		12/01/2028	1,012,707
1,060,000	Country Club Hills, IL GO1	5.000		12/01/2029	1,062,629
1,120,000	Country Club Hills, IL GO1	5.000		12/01/2030	1,122,520
1,175,000	Country Club Hills, IL GO1	5.000		12/01/2031	1,177,620
2,425,000	Country Club Hills, IL GO1	5.000		12/01/2032	2,429,923
1,000,000	Du Page County, IL Special Service Area No. 31 Special Tax (Monarch Landing)[1]	5.625		03/01/2036	1,000,010

31 OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Principal Amount		Coupon		Maturity	Value
Illinois (Continued)
$1,585,000	Franklin Park, IL GO1	6.250%		07/01/2030	$1,784,599
2,159,097	Gilberts, IL Special Service Area No. 24 Special Tax (Conservancy)	5.375		03/01/2034	1,865,416
6,165,000	Harvey, IL GO4	5.500		12/01/2027	3,865,332
1,800,000	Harvey, IL GO4	5.625		12/01/2032	1,151,244
10,140,000	IL Educational Facilities Authority (Plum Creek Rolling Meadows)[1]	6.500		12/01/2037	10,342,699
19,410,000	IL Finance Authority (Advocate Health Care)[6]	5.375		04/01/2044	20,675,870
5,820,000	IL Finance Authority (Advocate Health Care)[6]	5.375		04/01/2044	6,199,537
5,180,000	IL Finance Authority (Advocate Health Care)[6]	5.375		04/01/2044	5,517,801
21,765,000	IL Finance Authority (Advocate Health Care)[6]	5.375		04/01/2044	23,184,457
10,575,000	IL Finance Authority (Advocate Health Care)[6]	5.500		04/01/2044	11,294,946
9,425,000	IL Finance Authority (Advocate Health Care)[6]	5.500		04/01/2044	10,066,654
365,000	IL Finance Authority (AHCN/ANSHN/ACMC/AH&HC Obligated Group)[1]	5.375		04/01/2044	386,754
320,000	IL Finance Authority (AHCN/ANSHN/ACMC/AH&HC Obligated Group)[1]	5.375		04/01/2044	342,886
3,195,000	IL Finance Authority (Bethel Terrace Apartments)[1]	5.375		09/01/2035	3,196,693
5,000,000	IL Finance Authority (Central Dupage Health System/ Central Dupage Hospital Assoc.)[6]	5.375		11/01/2039	5,435,100
12,500,000	IL Finance Authority (Central Dupage Health)[6]	5.500		11/01/2039	13,663,125
5,590,000	IL Finance Authority (DeKalb Supportive Living)[1]	6.100		12/01/2041	5,663,732
2,030,000	IL Finance Authority (Friendship Village Schaumburg)[1]	5.625		02/15/2037	2,030,081
1,000,000	IL Finance Authority (Lake Forest College)[1]	6.000		10/01/2048	1,073,630
850,000	IL Finance Authority (Luther Oaks)	6.000		08/15/2026	851,037
1,500,000	IL Finance Authority (Luther Oaks)	6.000		08/15/2039	1,501,125
105,000	IL Finance Authority (PHN/PCTC/PC&SHN/PLC/PCHN/ PSSC/PHCr/PBH/PAS/PHFBT Obligated Group )[1]	7.750		08/15/2034	119,229
11,050,000	IL Finance Authority (PHN/PCTC/PC&SHN/PLC/PCHN/ PSSC/PHCr/PBH/PAS/PHFBT Obligated Group )[1]	7.750		08/15/2034	12,547,386
575,000	IL Finance Authority (Rogers Park Montessori School)[1]	6.000		02/01/2034	607,884
1,310,000	IL Finance Authority (Rogers Park Montessori School)[1]	6.125		02/01/2045	1,378,330
11,870,000	IL Finance Authority (St. Anthony Lassing)	6.500		12/01/2032	12,522,494
1,500,000	IL Finance Authority (The New Admiral at the Lake)	8.000		05/15/2040	1,667,610
5,775,000	IL Finance Authority (The New Admiral at the Lake)	8.000		05/15/2046	6,409,326
4,185,000	IL Finance Authority (Villa St. Benedict)[1]	6.125		11/15/2035	4,481,884
4,400,000	IL Finance Authority (Villa St. Benedict)[1]	6.375		11/15/2043	4,754,904
1,640,000	IL Hsg. Devel. Authority (Stonebridge Gurnee)	5.450		01/01/2046	1,541,370
1,775,000	IL Hsg. Devel. Authority (Stonebridge Gurnee)	5.600		01/01/2056	1,672,068
14,300,000	IL Metropolitan Pier & Exposition Authority (McCormick Place Exposition)	4.379	[5]	12/15/2032	7,514,221
15,580,000	IL Sales Tax[1]	4.000		06/15/2028	16,434,251
15,580,000	IL Sales Tax[1]	4.000		06/15/2029	16,270,038
12,455,000	IL Sales Tax[1]	4.000		06/15/2031	12,830,518
13,635,000	Lombard, IL Public Facilities Corp. (Conference Center & Hotel)[4]	7.125		01/01/2036	5,926,589
2,950,000	Manhattan, IL Special Service Area Special Tax (Groebe Farm-Stonegate)[3]	5.750		03/01/2022	529,997

32 OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Value
Illinois (Continued)
$4,000,000	Manhattan, IL Special Service Area Special Tax (Groebe Farm-Stonegate)[3]	6.125%	03/01/2040	$718,640
1,778,000	Manhattan, IL Special Service Area Special Tax (Lakeside Towns Liberty)[3]	5.750	03/01/2022	346,852
3,491,000	Plano, IL Special Service Area No. 5[3]	6.000	03/01/2036	2,082,835
5,510,000	Quad Cities, IL Regional EDA (Pheasant Ridge Apartments)[7]	6.375	08/01/2040	4,205,508
162	Robbins, IL Res Rec (Robbins Res Rec Partners)[1]	7.250	10/15/2024	165
2,500,000	Southwestern IL Devel. Authority (Comprehensive Mental Health Center)	6.625	06/01/2037	2,539,400
1,500,000	Southwestern IL Devel. Authority (Eden Retirement Center)	5.850	12/01/2036	1,363,515
11,610,000	Southwestern IL Devel. Authority (Local Government Programming)	7.000	10/01/2022	5,804,187
4,135,000	Southwestern IL Devel. Authority (Village of Sauget)[1]	5.625	11/01/2026	3,683,706
8,515,000	Southwestern IL Devel. Authority Solid Waste Disposal (Center Ethanol Company)	8.250	12/01/2019	8,523,004
12,690,000	Upper, IL River Valley Devel. Authority (DeerPath Huntley)[1]	6.500	12/01/2032	13,155,850
7,620,000	Upper, IL River Valley Devel. Authority (Living Springs McHenry)[1]	6.100	12/01/2041	7,720,508
1,900,000	Will-Kankakee, IL Regional Devel. Authority (Senior Estates Supportive Living)[1]	7.000	12/01/2042	1,948,032
				388,442,428

Indiana—1.5%
2,000,000	Allen County, IN Economic Devel. (Storypoint/SL2016/ SLW/SLFW/SLF Obligated Group)	6.875	01/15/2052	2,073,860
955,000	Anderson, IN Multifamily Hsg. (Cross Lakes Apartments)[4]	8.000	12/01/2045	477,385
1,140,000	Anderson, IN Multifamily Hsg. (Cross Lakes Apartments)[3]	9.000	12/01/2045	569,863
4,300,000	Carmel, IN Redevel. District COP[1]	6.500	07/15/2035	5,059,595
1,225,000	Chesterton, IN Economic Devel. (Storypoint/SL2016/ SLW/SLC Obligated Group)	6.375	01/15/2051	1,241,697
5,805,000	East Chicago, IN Solid Waste Disposal (USG Corp.)[1]	6.375	08/01/2029	5,816,262
2,050,000	IN Finance Authority (Avondale Meadows Academy)[1]	5.375	07/01/2047	2,018,553
1,675,000	IN Finance Authority (BHI Senior Living)[1]	5.500	11/15/2031	1,821,864
2,850,000	IN Finance Authority (BHI Senior Living)[1]	5.750	11/15/2041	3,085,438
11,505,000	IN Finance Authority (Marian University)[1]	6.375	09/15/2041	12,675,634
925,000	IN Finance Authority Educational Facilities (Irvington Community)[1]	9.000	07/01/2039	929,523
3,950,000	IN Hsg. & Community Devel. Authority (Evergreen Village Bloomington)[1]	5.500	01/01/2037	3,848,683
6,225,000	IN Hsg. & Community Devel. Authority (Hammond Assisted Living Community)[1]	5.750	01/01/2036	6,072,861
1,095,000	Kokomo, IN Multifamily Hsg. (Silver Birch of Kokomo)[1]	5.750	01/01/2034	1,119,857
4,570,000	Kokomo, IN Multifamily Hsg. (Silver Birch of Kokomo)[1]	5.875	01/01/2037	4,676,618

33 OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Principal Amount		Coupon	Maturity	Value
Indiana (Continued)
$1,060,000	Lafayette, IN Multifamily Hsg. (Glasswater Creek of Lafayette)[1]	5.600%	01/01/2033	$1,080,140
5,160,000	Lafayette, IN Multifamily Hsg. (Glasswater Creek of Lafayette)[1]	5.800	01/01/2037	5,249,990
4,965,000	Merrillville, IN Economic Devel. (Belvedere Hsg.)[1]	5.750	04/01/2036	4,796,587
14,565,000	Michigan City, IN Multifamily Hsg. (Silver Birch Project)[1]	5.150	01/01/2037	13,987,498
2,560,000	Muncie, IN Multifamily Hsg. (Silver Birch Project)[1]	5.250	01/01/2037	2,460,467
4,995,000	Shelbyville, IN Redevel. District Tax Increment (Central Shelbyville Economic)[1]	6.500	07/01/2022	5,279,016
3,605,000	Vincennes, IN Economic Devel. (Southwest Indiana Regional Youth Village)	6.250	01/01/2029	3,510,585
				87,851,976

Iowa—0.4%
630,000	IA Finance Authority (Amity Fellowserve)	6.000	10/01/2028	630,019
940,000	IA Finance Authority (Amity Fellowserve)	6.375	10/01/2026	940,705
2,190,000	IA Finance Authority (Amity Fellowserve)	6.500	10/01/2036	2,191,051
1,160,000	IA Finance Authority (Boys & Girls Home and Family Services)[4]	5.900	12/01/2028	107,300
815,000	IA Finance Authority Senior Hsg. (Wedum Walnut Ridge)[1]	5.375	06/01/2025	762,938
15,230,000	IA Tobacco Settlement Authority[1]	5.500	06/01/2042	15,159,333
2,955,000	IA Tobacco Settlement Authority (TASC)[1]	6.500	06/01/2023	2,931,123
				22,722,469

Kansas—0.0%
525,000	Lenexa, KS Multifamily Hsg. (Meadows Apartments)[1]	7.950	10/15/2035	525,562
3,405,637	Olathe, KS Tax Increment (Gateway)[4]	5.000	03/01/2026	1,360,756
				1,886,318

Kentucky—0.6%
1,880,000	Kuttawa, KY (1st Mtg.-GF/Kentucky)	6.750	03/01/2029	1,882,895
14,000,000	KY EDFA (Baptist Healthcare System)[6]	5.375	08/15/2024	14,602,140
1,250,000	KY EDFA (Masonic Home Independent Living II)[1]	7.250	05/15/2041	1,529,813
1,000,000	KY EDFA (Masonic Home Independent Living II)[1]	7.375	05/15/2046	1,228,470
1,350,000	KY EDFA (Owensboro Medical Health System)[1]	6.500	03/01/2045	1,553,134
6,785,000	KY Municipal Power Agency[1]	5.000	09/01/2034	7,692,290
5,000,000	KY Municipal Power Agency[1]	5.000	09/01/2036	5,647,650
				34,136,392

Louisiana—0.6%
12,270,000	East Baton Rouge Parish, LA Sewer[1]	5.000	02/01/2039	13,885,223
1,200,000	Juban Park, LA Community Devel. District Special Assessment[3]	5.150	10/01/2014	119,784
9,630,000	LA GO1	4.000	09/01/2031	10,299,574

34 OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

Principal Amount		Coupon		Maturity	Value
Louisiana (Continued)
$11,415,000	LA HFA (La Chateau)[1]	7.250%		09/01/2039	$11,598,325
					35,902,906

Maine—0.3%
2,000,000	ME H&HEFA (Maine General Medical Center)[1]	6.750		07/01/2041	2,189,140
4,800,000	Rumford, ME Pollution Control (Boise Cascade Corp.)[1]	6.625		07/01/2020	4,817,856
12,265,000	Rumford, ME Solid Waste Disposal (Boise Cascade Corp.)[1]	6.875		10/01/2026	12,310,503
					19,317,499

Maryland—0.1%
1,100,000	Baltimore, MD Special Obligation (Center/West Devel.)[1]	5.375		06/01/2036	1,139,413
1,360,000	Baltimore, MD Special Obligation (Center/West Devel.)[1]	5.500		06/01/2043	1,410,932
1,750,000	Baltimore, MD Special Obligation (Harbor Point)[1]	5.125		06/01/2043	1,809,535
6,861,636	Salisbury, MD Special Obligation (Villages at Salisbury Lake)[4]	3.787	[5]	01/01/2037	807,409
					5,167,289

Massachusetts—1.0%
6,905,000	MA Devel. Finance Agency (Lasell College)[1]	6.000		07/01/2041	7,633,961
1,600,702	MA Devel. Finance Agency (Linden Ponds)	1.009	[5]	11/15/2056	37,697
4,635,000	MA Devel. Finance Agency (Linden Ponds)[1]	4.680		11/15/2021	4,679,311
195,000	MA Devel. Finance Agency (Linden Ponds)[1]	4.680		11/15/2021	196,864
321,825	MA Devel. Finance Agency (Linden Ponds)[1]	5.500		11/15/2046	313,573
685,000	MA Devel. Finance Agency (Linden Ponds)[1]	6.250		11/15/2018	696,844
2,057,748	MA Devel. Finance Agency (Linden Ponds)[1]	6.250		11/15/2039	2,134,790
6,062,305	MA Devel. Finance Agency (Linden Ponds)[1]	6.250		11/15/2046	6,273,455
1,000,000	MA Devel. Finance Agency (VOA Concord)[1]	5.200		11/01/2041	1,001,100
3,140,000	MA Devel. Finance Agency (Wheelock College)[1]	5.250		10/01/2037	3,158,777
7,240,000	MA Educational Financing Authority, Series H1	6.350		01/01/2030	7,576,298
9,820,000	MA H&EFA (Milford Regional Medical Center)[1]	5.000		07/15/2032	9,841,113
11,960,000	MA HFA, Series C6	5.350		12/01/2042	12,737,041
595,000	MA Port Authority (Delta Air Lines)[1]	5.000		01/01/2027	600,688
					56,881,512

Michigan—2.5%
1,600,000	American Montessori Academy, MI Public School Academy	7.000		12/01/2046	1,610,304
3,465,000	Arts & Technology Academy Pontiac, MI Public School Academy	6.000		11/01/2046	3,260,149
2,740,000	Charyl Stockwell Academy, MI Public School Academy[1]	5.500		10/01/2035	2,768,852
4,140,000	Charyl Stockwell Academy, MI Public School Academy[1]	5.750		10/01/2045	4,202,721
10,100,000	Detroit, MI City School District[6]	6.000		05/01/2029	12,504,305
803,643	Detroit, MI GO1	5.000		04/01/2020	805,677
906,750	Detroit, MI GO1	5.000		04/01/2021	909,098
350,300	Detroit, MI GO1	5.250		04/01/2020	351,274
155,000	Detroit, MI GO	5.250		04/01/2020	155,091

35 OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Principal Amount		Coupon		Maturity	Value
Michigan (Continued)
$342,550	Detroit, MI GO	5.250%		04/01/2021	$343,465
206,150	Detroit, MI GO1	5.250		04/01/2022	206,729
15,500	Detroit, MI GO	5.250		04/01/2023	15,542
1,845,000	Detroit, MI Local Devel. Finance Authority[1]	6.700		05/01/2021	1,845,867
1,175,000	Detroit, MI Local Devel. Finance Authority[1]	6.850		05/01/2021	1,175,764
2,585,000	Macomb, MI Interceptor Drainage District[1]	5.000		05/01/2032	3,107,532
1,500,000	Macomb, MI Interceptor Drainage District[1]	5.000		05/01/2033	1,794,660
1,700,000	Macomb, MI Interceptor Drainage District[1]	5.000		05/01/2034	2,025,907
415,000	Macomb, MI Public Academy[1]	6.750		05/01/2037	414,942
4,800,000	MI Finance Authority (HFHS/HFMHCT/HFWH/WAFMH Obligated Group)[1]	5.000		11/15/2028	5,700,960
200,000	MI Finance Authority (HFHS/HFMHCT/HFWH/WAFMH Obligated Group)[1]	5.000		11/15/2041	224,618
1,400,000	MI Finance Authority (Old Redford Public School Academy)[1]	5.900		12/01/2030	1,419,096
685,000	MI Public Educational Facilities Authority (American Montessori)	6.500		12/01/2037	688,288
1,400,000	MI Public Educational Facilities Authority (Old Redford Academy)[1]	6.000		12/01/2035	1,400,252
1,135,125	MI Strategic Fund Limited Obligation (Wolverine Human Services)[1]	7.875		08/31/2028	1,141,538
3,700,000	MI Strategic Fund Solid Waste (Genesee Power Station)[1]	7.500		01/01/2021	3,637,174
144,990,000	MI Tobacco Settlement Finance Authority	6.387	[5]	06/01/2052	9,386,653
2,725,780,000	MI Tobacco Settlement Finance Authority	7.965	[5]	06/01/2058	62,801,971
1,625,000	Pontiac, MI City School District	4.500		05/01/2020	1,508,991
3,500,000	Summit Academy North, MI Public School Academy[1]	5.000		11/01/2031	3,548,930
2,800,000	Summit Academy North, MI Public School Academy[1]	5.000		11/01/2035	2,770,068
13,735,000	Wayne, MI Charter County Airport Facilities (Northwest Airlines)[1]	6.000		12/01/2029	13,765,217
					145,491,635

Minnesota—0.7%
6,915,000	Brooklyn Center, MN Multifamily Hsg. (Sanctuary Brooklyn Center)[1]	5.500		11/01/2035	6,941,623
3,115,000	Brooklyn Center, MN Multifamily Hsg. (Sanctuary Brooklyn Center)[1]	6.500		11/01/2035	3,116,557
1,000,000	Dakota County, MN Community Devel. Agency (Walker Methodist)[1]	5.000		08/01/2046	1,017,240
200,000	Inner Grove Heights, MN Nursing Home (Presbyterian Homes Bloomington Care Center)[1]	5.500		10/01/2041	200,092
6,370,000	International Falls, MN Solid Waste Disposal (Boise Cascade Corp.)[1]	6.850		12/01/2029	6,399,748
1,075,000	Minneapolis, MN Charter School (Spero Academy)[7]	6.250		07/01/2037	1,078,075
4,740,000	Minneapolis, MN Charter School (Spero Academy)[7]	6.500		07/01/2048	4,753,367
730,000	Minneapolis, MN Multifamily Hsg. (Blaisdell Apartments)[1]	5.400		04/01/2028	730,073
5,340,000	Minneapolis, MN Multifamily Hsg. (Blaisdell Apartments)[1]	5.500		04/01/2042	5,339,947

36 OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

Principal Amount		Coupon		Maturity	Value
Minnesota (Continued)
$1,515,000	St. Paul, MN Hsg. & Redevel. Authority (Bridgecreek Senior Place)[1]	7.000%		09/15/2037	$1,516,045
1,584,570	St. Paul, MN Hsg. & Redevel. Authority (Episcopal Nursing Home)[1]	5.630		10/01/2033	1,587,691
2,417,000	St. Paul, MN Hsg. & Redevel. Authority (Great Northern Lofts)[1]	6.250		03/01/2029	2,417,000
1,075,000	St. Paul, MN Hsg. & Redevel. Authority (Great River School)[7]	5.500		07/01/2052	1,078,193
2,305,000	St. Paul, MN Hsg. & Redevel. Authority Charter School (Hmong College Prep Academy)[1]	5.500		09/01/2043	2,341,603
385,000	Wadena, MN Hsg. & Redevel. Authority (Humphrey Manor East)[1]	6.000		02/01/2019	382,170
					38,899,424

Mississippi—0.2%
2,065,000	Meridian, MS Tax Increment (Meridian Crossroads)[1]	8.750		12/01/2024	2,250,602
4,530,000	MS Business Finance Corp. (Mississippi Power Company)[1]	5.150	[9]	09/01/2028	4,538,018
1,395,000	Ridgeland, MS Tax Increment (Colony Park)[1]	5.250		10/01/2027	1,449,140
1,755,000	Ridgeland, MS Tax Increment (Colony Park)[1]	5.375		10/01/2028	1,824,024
16,410,000	Stonebridge, MS Public Improvement District Special Assessment[3]	7.500		10/01/2042	2,290,016
					12,351,800

Missouri—1.2%
4,900,000	Branson, MO Commerce Park Community Improvement District[4]	5.750		06/01/2026	734,804
2,430,000	Branson, MO IDA (Branson Hills Redevel.)	5.750		05/01/2026	2,437,339
12,800,000	Branson, MO IDA (Branson Hills Redevel.)	7.050		05/01/2027	12,814,592
695,000	Branson, MO IDA (Branson Landing)	5.250		06/01/2021	691,879
2,470,000	Branson, MO IDA (Branson Landing)	5.500		06/01/2029	2,425,614
18,820,000	Branson, MO IDA (Branson Shoppe Redevel.)[1]	5.950		11/01/2029	18,839,949
570,000	Broadway-Fairview, MO Transportation Devel. District (Columbia)	6.125		12/01/2036	448,727
1,005,000	Chillicothe, MO Tax Increment (South U.S. 65)	5.500		04/01/2021	843,285
3,100,000	Chillicothe, MO Tax Increment (South U.S. 65)	5.625		04/01/2027	2,176,665
1,120,000	Jennings, MO Tax Increment & Community Improvement (Northland Redevel. Area)	5.000		11/01/2023	1,071,560
1,000,000	Kansas City, MO IDA (Sales Tax)[1]	5.000		04/01/2036	964,870
740,000	Kansas City, MO IDA (Sales Tax)[1]	5.000		04/01/2046	690,198
1,161,000	Kansas City, MO IDA (West Paseo)[1]	6.750		07/01/2036	1,161,139
1,200,000	Lees Summit, MO IDA (Kensington Farms)[4]	5.500		03/01/2021	775,644
750,000	Lees Summit, MO IDA (Kensington Farms)[4]	5.750		03/01/2029	463,072
2,800,000	Lees Summit, MO Tax (Summit Fair Community Improvement District)[1]	6.000		05/01/2042	2,842,196
2,310,000	Liberty, MO Tax Increment (Liberty Triangle)[1]	5.875		10/01/2029	2,315,452
3,020,000	MO Dardenne Town Square Transportation Devel. District[4]	5.000		05/01/2026	1,086,203

37 OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Principal Amount		Coupon		Maturity	Value
Missouri (Continued)
$3,825,000	MO Dardenne Town Square Transportation Devel. District[4]	5.000%		05/01/2036	$1,375,738
220,000	MO Grindstone Plaza Transportation Devel. District	5.250		10/01/2021	216,014
400,000	MO Grindstone Plaza Transportation Devel. District	5.400		10/01/2026	378,752
115,000	MO Grindstone Plaza Transportation Devel. District	5.550		10/01/2036	102,364
700,000	Northwoods, MO Transportation Devel. District	5.850		02/01/2031	653,499
2,750,000	Saint Charles County, MO IDA (Suemandy/Mid-Rivers Community Improvement District)[1]	5.000		10/01/2046	2,626,415
4,580,000	St. Louis, MO IDA (Railway Exchange Building Redevel.)[3]	8.000		04/27/2033	1,600,252
2,442,000	St. Louis, MO Tax Increment (1601 Washington Redevel.)[4]	6.000		08/21/2026	1,343,027
2,032,491	St. Louis, MO Tax Increment (Pet Building Redevel.)	5.500		05/29/2028	1,337,765
1,660,000	St. Louis, MO Tax Increment (Printers Lofts)[4]	6.000		08/21/2026	663,519
3,043,000	St. Louis, MO Tax Increment (Security Building Redevel.)[4]	6.300		04/01/2027	1,064,959
1,510,000	St. Louis, MO Tax Increment (Washington East Condominiums)[4]	5.500		01/20/2028	905,955
2,340,000	St. Louis, MO Tax Increment (Washington East Condominiums)	5.500		01/20/2028	1,787,456
1,108,000	St. Louis, MO Tax Increment Financing, Series A	5.500		09/02/2028	664,833
1,865,000	Stone Canyon, MO Improvement District (Infrastructure)[3]	5.700		04/01/2022	503,475
975,000	Stone Canyon, MO Improvement District (Infrastructure)[3]	5.750		04/01/2027	263,211
					68,270,422

Montana—0.0%
5,935,000	Hardin, MT Tax Increment Industrial Infrastructure Devel. (Rocky Mountain Power)[4]	6.250	[2]	09/01/2031	1,184,923

Nebraska—0.4%
405,000	Beatrice, NE Community Redevel. Authority (Beatrice Biodiesel)[1]	6.625		12/01/2021	387,156
20,000,000	Douglas County, NE Hospital Authority (Methodist Health System)[6]	5.750		11/01/2048	21,206,571
1,000,000	Omaha, NE Public Facilities Corp. (Omaha Baseball Stadium)[1]	4.000		06/01/2031	1,092,890
					22,686,617

Nevada—0.1%
5,375,000	Clark County, NV GO1	4.000		11/01/2031	5,917,983
975,000	Clark County, NV Improvement District[1]	5.000		02/01/2026	953,501
750,000	Clark County, NV Improvement District[1]	5.050		02/01/2031	727,440
105,000	Mesquite, NV Special Improvement District (Canyon Creek)[1,7]	5.400		08/01/2020	102,881

38 OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

Principal Amount		Coupon		Maturity	Value
Nevada (Continued)
$355,000	Mesquite, NV Special Improvement District (Canyon Creek)[1,7]	5.500%		08/01/2025	$354,659
					8,056,464

New Hampshire—0.1%
1,395,000	NH Business Finance Authority (Huggins Hospital)[1]	6.875		10/01/2039	1,567,464
100,000	NH H&EFA (Hillside Village)	5.250		07/01/2027	101,697
1,725,000	NH H&EFA (Hillside Village)	6.125		07/01/2037	1,753,066
3,875,000	NH H&EFA (Hillside Village)	6.125		07/01/2052	3,858,144
865,000	NH H&EFA (Hillside Village)	6.250		07/01/2042	878,995
					8,159,366

New Jersey—4.3%
3,583,000	Newark, NJ GO1	5.000		07/15/2029	3,834,491
5,000,000	NJ EDA[1]	5.000		06/15/2041	5,144,850
110,000	NJ EDA (Continental Airlines)[1]	4.875		09/15/2019	115,855
3,750,000	NJ EDA (Continental Airlines)[1]	5.625		11/15/2030	4,242,487
565,000	NJ EDA (Leap Academy Charter School)[1]	6.000		10/01/2034	575,803
750,000	NJ EDA (Leap Academy Charter School)[1]	6.200		10/01/2044	760,733
500,000	NJ EDA (Leap Academy Charter School)[1]	6.300		10/01/2049	508,480
1,000,000	NJ EDA (Paterson Charter School Science & Technology)[1]	6.100		07/01/2044	1,000,780
650,000	NJ EDA (Provident Group-Kean Properties)[1]	5.000		07/01/2047	700,037
1,000,000	NJ EDA (Provident Group-Kean Properties)[1]	5.000		01/01/2050	1,068,880
5,000,000	NJ Educational Facilities Authority (College of St. Elizabeth)[1]	5.000		07/01/2046	5,050,850
480,000	NJ Educational Facilities Authority (Georgian Court University)[1]	5.000		07/01/2033	480,710
76,230,000	NJ Tobacco Settlement Financing Corp.[1]	4.750		06/01/2034	72,654,813
51,680,000	NJ Tobacco Settlement Financing Corp.[1]	5.000		06/01/2029	51,461,910
38,355,000	NJ Tobacco Settlement Financing Corp.[1]	5.000		06/01/2041	36,810,061
9,500,000	NJ Transportation Trust Fund Authority[1]	5.000		06/15/2029	9,702,920
10,200,000	NJ Transportation Trust Fund Authority[1]	5.000		06/15/2030	10,408,998
43,465,000	NJ Transportation Trust Fund Authority[1]	5.000		06/15/2031	44,317,783
210,000	Weehawken Township, NJ GO1	6.000		08/01/2021	234,982
210,000	Weehawken Township, NJ GO1	6.000		08/01/2022	234,293
					249,309,716

New Mexico—0.2%
615,000	Boulders, NM Pubic Improvement District[1]	5.750		10/01/2044	622,048
3,500,000	Farmington, NM Pollution Control (Public Service Company of New Mexico)[1]	2.125	[9]	06/01/2040	3,539,305
385,000	Mariposa East, NM Public Improvement District	5.900	[2]	09/01/2032	350,373
560,000	Mariposa East, NM Public Improvement District	5.900		09/01/2032	481,516
80,000	Mariposa East, NM Public Improvement District[1]	5.900		09/01/2032	79,963
475,000	Mariposa East, NM Public Improvement District	12.495	[5]	09/01/2032	66,415
875,000	Montecito Estates, NM Public Improvement District[1]	7.000		10/01/2037	883,995
1,925,000	NM Trails Public Improvement District	7.750		10/01/2038	1,874,623

39 OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Principal Amount		Coupon		Maturity	Value
New Mexico (Continued)
$4,325,000	Saltillo, NM Improvement District[1]	7.625%		10/01/2037	$4,398,741
					12,296,979

New York—10.2%
15,015,000	Brookhaven, NY IDA (BK at Lake Grove)[1]	7.750	[9]	11/01/2046	15,962,747
14,980,000	Brookhaven, NY IDA (BK at Lake Grove)[1]	7.750	[9]	11/01/2046	15,921,793
10,000,000	Brookhaven, NY IDA (BK at Lake Grove)[1]	7.750	[9]	11/01/2046	10,628,700
17,700,000	Erie County, NY Tobacco Asset Securitization Corp.	5.630	[5]	06/01/2055	854,025
4,245,000	Essex County, NY IDA (Champlain Valley Milling Corp.)	6.250		06/01/2047	4,320,264
17,000,000	Glen Cove, NY Local Assistance Corp. (Gravies Point Public Improvement)	0.000	[2]	01/01/2055	12,531,210
8,500,000	Hudson Yards, NY Infrastructure Corp.[1]	5.000		02/15/2037	10,020,735
7,500,000	Hudson Yards, NY Infrastructure Corp.[1]	5.000		02/15/2039	8,814,450
1,485,000	Islip, NY IDA (Engel Burman at Sayville)[1]	7.750	[9]	11/01/2045	1,683,054
1,000,000	Monroe County, NY Industrial Devel. Corp. (St. John Fisher College)[1]	6.000		06/01/2030	1,126,140
2,937,408	Nassau County, NY IDA (Amsterdam at Harborside)[3]	2.000		01/01/2049	489,960
1,197,880	Nassau County, NY IDA (Amsterdam at Harborside)[1]	5.500		07/01/2020	1,197,185
187,500	Nassau County, NY IDA (Amsterdam at Harborside)[1]	5.875		01/01/2023	188,827
922,500	Nassau County, NY IDA (Amsterdam at Harborside)[1]	6.500		01/01/2032	931,347
1,780,000	Nassau County, NY IDA (Amsterdam at Harborside)[1]	6.700		01/01/2049	1,791,214
2,100,000	Nassau County, NY IDA (Amsterdam at Harborside)[1]	6.700		01/01/2049	2,113,230
234,000,000	NY Counties Tobacco Trust V	6.732	[5]	06/01/2060	1,839,240
51,600,000	NY Counties Tobacco Trust V	7.146	[5]	06/01/2060	608,364
9,300,000	NY MTA (Green Bond)[1]	5.000		11/15/2035	11,145,306
7,000,000	NY MTA (Green Bond)[1]	5.000		11/15/2047	8,231,160
10,000,000	NY MTA (Green Bond)[1]	5.250		11/15/2057	11,977,200
8,200,000	NY MTA Hudson Rail Yards[1]	5.000		11/15/2051	9,037,138
33,190,000	NY MTA Hudson Rail Yards[1]	5.000		11/15/2056	37,602,279
10,000,000	NY MTA, Series B-2[1]	5.000		11/15/2033	12,083,700
15,000,000	NY MTA, Series B-2[1]	5.250		11/15/2033	18,598,350
485,000	NY MTA, Series D1	5.250		11/15/2027	587,476
560,000	NY MTA, Series D1	5.250		11/15/2028	674,615
900,000	NY MTA, Series D1	5.250		11/15/2029	1,074,744
900,000	NY MTA, Series D1	5.250		11/15/2030	1,075,032
900,000	NY MTA, Series D1	5.250		11/15/2031	1,072,314
900,000	NY MTA, Series D1	5.250		11/15/2032	1,068,219
900,000	NY MTA, Series D1	5.250		11/15/2033	1,064,718
7,100,000	NYC IDA (Brooklyn Navy Yard Cogeneration Partners)[1]	5.650		10/01/2028	6,018,599
6,045,000	NYC IDA (Brooklyn Navy Yard Cogeneration Partners)[1]	5.750		10/01/2036	4,991,054
8,670,000	NYC IDA (Brooklyn Navy Yard Cogeneration Partners)[1]	6.200		10/01/2022	8,343,575
2,985,000	NYC Municipal Water Finance Authority[6]	5.750		06/15/2040	3,115,234
9,970,000	NYC Municipal Water Finance Authority[6]	5.750		06/15/2040	10,404,984
5,430,000	NYC Transitional Finance Authority (Future Tax)[1]	4.000		05/01/2031	6,089,093
6,110,000	NYC Transitional Finance Authority (Future Tax)[1]	5.000		11/01/2029	7,508,274
1,360,000	NYC Transitional Finance Authority (Future Tax)[1]	5.000		02/01/2032	1,635,726
7,000,000	NYC Transitional Finance Authority (Future Tax)[1]	5.000		02/01/2035	8,308,930
75,000,000	NYC Transitional Finance Authority (Future Tax)[6]	5.000		05/01/2042	88,150,500

40 OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Value
New York (Continued)
$18,700,000	NYS DA (St. Mary’s Hospital for Children)	7.875%	11/15/2041	$20,218,814
10,000,000	NYS DA (State Personal Income Tax Authority)[1]	5.000	02/15/2032	11,975,500
14,870,000	NYS DA (State Personal Income Tax Authority)[1]	5.000	03/15/2036	17,562,957
10,000,000	NYS DA (State Personal Income Tax Authority)[6]	5.000	02/15/2037	11,754,777
21,750,000	NYS Liberty Devel. Corp. (4 World Trade Center)[1]	5.750	11/15/2051	25,129,297
37,380,000	NYS Liberty Devel. Corp. (Bank of America Tower)[6]	5.125	01/15/2044	40,478,696
3,000,000	NYS Thruway Authority[1]	5.000	01/01/2036	3,457,770
2,500,000	NYS Transitional Devel. Corp. (LaGuardia Airport Terminal B Redevel.)[1]	5.000	07/01/2034	2,752,725
5,000,000	NYS Transitional Devel. Corp. (LaGuardia Airport Terminal B Redevel.)[1]	5.000	07/01/2041	5,439,450
7,000,000	NYS Transitional Devel. Corp. (LaGuardia Airport Terminal B Redevel.)[1]	5.250	01/01/2050	7,695,590
13,000,000	NYS Transportation Devel. Corp. (American Airlines/JFK International Airport)[1]	5.000	08/01/2026	13,993,460
25,435,000	NYS UDC (State Personal Income Tax Authority)[1]	5.000	03/15/2033	30,577,448
200,000	Port Authority NY/NJ (JFK International Air Terminal)[1]	5.750	12/01/2025	202,372
1,650,000	Port Authority NY/NJ (KIAC)[1]	6.750	10/01/2019	1,677,819
11,050,000	Port Authority NY/NJ, 200th Series[1]	5.000	04/15/2057	12,766,065
13,000,000	Port Authority NY/NJ, 205th Series[1,7]	5.000	05/15/2057	15,114,190
10,000,000	Port Authority NY/NJ, 206th Series[1,7]	5.000	11/15/2047	11,523,400
8,385,000	Suffolk, NY Tobacco Asset Securitization Corp.	6.000	06/01/2048	8,388,522
1,640,000	Yonkers, NY IDA (St. Joseph’s Hospital), Series 98-C	6.200	03/01/2020	1,640,082

				593,229,639

North Carolina—0.2%
1,000,000	Charlotte, NC Airport (Charlotte Douglas Airport)[1]	5.000	07/01/2027	1,248,250
1,000,000	Charlotte, NC Airport (Charlotte Douglas Airport)[1]	5.000	07/01/2029	1,228,230
1,910,000	Charlotte, NC Airport (Charlotte Douglas Airport)[1]	5.000	07/01/2030	2,332,721
1,360,000	Charlotte, NC Airport (Charlotte Douglas Airport)[1]	5.000	07/01/2031	1,652,291
2,415,000	Charlotte, NC Airport (Charlotte Douglas Airport)[1]	5.000	07/01/2034	2,889,548
1,500,000	NC Medical Care Commission (AHACHC)[1]	5.800	10/01/2034	1,503,405
1,650,000	NC Medical Care Commission (Whitestone)[1]	7.750	03/01/2031	1,818,960

				12,673,405

Ohio—9.3%
9,950,000	Allen County, OH Hospital Facilities (Catholic Healthcare)[6]	5.000	06/01/2038	10,668,390
12,115,000	Buckeye, OH Tobacco Settlement Financing Authority (TASC)	5.125	06/01/2024	11,353,088
18,115,000	Buckeye, OH Tobacco Settlement Financing Authority (TASC)	5.375	06/01/2024	17,592,745
22,655,000	Buckeye, OH Tobacco Settlement Financing Authority (TASC)	5.750	06/01/2034	21,499,368
41,465,000	Buckeye, OH Tobacco Settlement Financing Authority (TASC)	5.875	06/01/2030	39,321,259
89,205,000	Buckeye, OH Tobacco Settlement Financing Authority (TASC)[1]	5.875	06/01/2047	84,490,516

41 OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Principal Amount		Coupon	Maturity	Value
Ohio (Continued)
$12,937,000	Buckeye, OH Tobacco Settlement Financing Authority (TASC)[1]	6.000%	06/01/2042	$12,124,039
57,055,000	Buckeye, OH Tobacco Settlement Financing Authority (TASC)	6.250 [2]	06/01/2037	57,145,147
76,170,000	Buckeye, OH Tobacco Settlement Financing Authority (TASC)[1]	6.500	06/01/2047	75,516,461
2,295,300,000	Buckeye, OH Tobacco Settlement Financing Authority (TASC)	6.529 [5]	06/01/2052	71,154,300
5,645,000	Butler County, OH Port Authority (Maple Knoll Communities)[1]	7.000	07/01/2043	5,910,315
1,000,000	Butler County, OH Port Authority (Storypoint/SL2016/ SLW/SLC/SLFW/SLF Obligated Group)	6.250	01/15/2034	1,019,970
1,000,000	Butler County, OH Port Authority (Storypoint/SL2016/ SLW/SLC/SLFW/SLF Obligated Group)	6.375	01/15/2043	1,020,220
2,250,000	Butler County, OH Port Authority (Storypoint/SL2016/ SLW/SLC/SLFW/SLF Obligated Group)	6.500	01/15/2052	2,302,177
4,495,000	Centerville, OH Health Care (Bethany Lutheran Village)[1]	6.000	11/01/2038	4,552,311
2,075,000	Cleveland-Cuyahoga County, OH Port Authority (Forest Hill Park Apartments)[1,4]	5.250	09/01/2040	1,588,392
645,000	Cleveland-Cuyahoga County, OH Port Authority (Forest Hill Park Apartments)[1,4]	5.375	09/01/2045	488,949
1,305,000	Cleveland-Cuyahoga County, OH Port Authority (Forest Hill Park Apartments)[1,4]	5.500	09/01/2050	988,629
205,000	Columbus-Franklin County, OH Finance Authority, Series A1	6.000	05/15/2035	206,109
11,550,000	Cuyahoga County, OH Hospital (Metro Health System)[1]	5.500	02/15/2052	12,873,745
4,900,000	Cuyahoga County, OH Hospital (Metro Health System)[1]	5.500	02/15/2057	5,449,094
31,400,000	Gallia County, OH Hospital Facilities (Holzer/HHlthS/ HMCG/HMCJ Obligated Group)	8.000	07/01/2042	36,233,402
1,450,000	Hancock County, OH Hospital (BVRHC/BVHF Obligated Group)[1]	6.250	12/01/2034	1,643,546
105,000	Lake County, OH Hospital Facilities (Lake Hospital System)[1]	5.750	08/15/2038	110,259
20,000	Lake County, OH Hospital Facilities (Lake Hospital System)[1]	5.750	08/15/2038	20,797
435,000	Lorain County, OH Port Authority (Alumalloy LLC)[1]	6.000	11/15/2025	432,042
10,000,000	Montgomery County, OH (Miami Valley Hospital)[6]	5.750	11/15/2023	11,288,200
1,100,000	Norwood, OH Special Obligation (Central Parke)[1]	6.000	12/01/2046	1,132,912
2,000,000	OH Air Quality Devel. Authority (FirstEnergy Generation)	3.100 [9]	03/01/2023	895,000
13,500,000	OH Air Quality Devel. Authority (FirstEnergy Generation)	3.750 [9]	12/01/2023	6,041,250
10,795,000	OH Air Quality Devel. Authority (FirstEnergy Generation)	4.250 [9]	08/01/2029	10,352,621
18,700,000	OH Higher Educational Facility Commission (Hiram College)[1]	6.000	10/01/2041	18,950,954
16,320,000	OH Port Authority of Columbiana Solid Waste (Apex Environmental)[3,10]	7.250	08/01/2034	390,048

42 OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Value
Ohio (Continued)
$2,235,822	OH Port Authority of Columbiana Solid Waste (Apex Environmental)[3,10]	10.820%	08/01/2034	$53,436
1,500,000	OH Water Devel. Authority (FirstEnergy Generation)	3.000	05/15/2019	671,250
1,350,000	Port of Greater Cincinnati, OH Devel. Authority (Public Parking Infrastructure)	6.300	02/15/2024	1,311,755
2,500,000	Port of Greater Cincinnati, OH Devel. Authority (Public Parking Infrastructure)	6.400	02/15/2034	2,383,400
4,100,000	Southeastern OH Port Authority Hospital Facility (Memorial Health System)[1]	5.750	12/01/2032	4,504,465
1,225,000	Toledo-Lucas County, OH Port Authority (Storypoint/ SL2016/SLW/SLC Obligated Group)	6.125	01/15/2034	1,251,840
1,700,000	Toledo-Lucas County, OH Port Authority (Storypoint/ SL2016/SLW/SLC Obligated Group)	6.375	01/15/2051	1,742,976
1,526,096	Toledo-Lucas County, OH Port Authority (Town Square at Levis Commons)[1]	5.400	11/01/2036	1,526,096
382,899	Toledo-Lucas County, OH Port Authority (Town Square at Levis Commons)[3]	5.400	11/01/2036	4
3,415,000	Warren County, OH Port Authority (Corridor 75 Park)	7.500	12/01/2034	3,492,691

				541,694,168

Oklahoma—0.2%
5,000,000	Atoka County, OK Healthcare Authority (Atoka Memorial Hospital)	6.625	10/01/2037	3,962,000
4,710,000	Grady County, OK Criminal Justice Authority[1]	7.000	11/01/2041	4,473,511
100,000	OK Ordnance Works Authority Sewer & Solid Waste Disposal Facilities (Ralston Purina Group)[1]	6.500	09/01/2026	100,305

				8,535,816

Oregon—0.1%
700,000	OR Facilities Authority (Concordia University)[1,7]	6.125	09/01/2030	805,455
2,625,000	OR Facilities Authority (Personalized Learning- Redmond Proficiency Academy)[1]	5.250	06/15/2051	2,649,334
1,640,000	OR Facilities Authority (Personalized Learning- Redmond Proficiency Academy)[1]	5.750	06/15/2046	1,718,146

				5,172,935

Pennsylvania—2.5%
1,000,000	Allegheny County, PA Sanitary Authority[1]	4.000	12/01/2031	1,089,780
2,155,000	Allentown, PA Neighborhood Improvement Zone[1]	5.000	05/01/2032	2,292,834
5,385,000	Allentown, PA Neighborhood Improvement Zone[1]	5.000	05/01/2042	5,624,094
22,300,000	Beaver County, PA IDA (FirstEnergy Generation)	4.500 [9]	06/01/2028	21,382,801
2,700,000	Chester County, PA H&EFA (Immaculata University)[1]	7.000	11/01/2041	2,950,209
2,750,000	Chester County, PA IDA (Collegium Charter School)[1]	5.250	10/15/2047	2,797,685
5,180,000	Chester County, PA IDA (Hickman Friends Senior Community of West Chester)	5.500	01/01/2052	5,120,534
2,750,000	Crawford County, PA Hospital Authority (MMedC/ COHS/MMedCF/MPS/HCCO/TAHC/TAH/TAHCF/TAHS/ CVHC/HCrawC/FCIM Obligated Group)	6.000	06/01/2046	2,890,085

43 OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Principal Amount		Coupon	Maturity	Value
Pennsylvania (Continued)
$3,215,000	Crawford County, PA Hospital Authority (MMedC/ COHS/MMedCF/MPS/HCCO/TAHC/TAH/TAHCF/TAHS/ CVHC/HCrawC/FCIM Obligated Group)	6.000%	06/01/2051	$3,371,828
515,000	Luzerne County, PA IDA[1]	7.500	12/15/2019	529,755
500,000	Luzerne County, PA IDA[1]	7.750	12/15/2027	521,730
803,864	Northampton County, PA IDA (Northampton Generating)[4,8]	5.000	12/31/2023	240,998
8,238,655	Northampton County, PA IDA (Northampton Generating)[4,8]	5.000	12/31/2023	2,469,949
24,937,498	PA EDFA (Bionol Clearfield)[3]	8.500	07/01/2015	4,346,107
15,000,000	PA EDFA (FirstEnergy Generation)	4.500 [9]	06/01/2028	14,383,350
11,500,000	PA Geisinger Authority Health System, Series A6	5.250	06/01/2039	12,396,770
2,150,000	PA GO1	4.000	09/15/2031	2,328,450
2,980,000	PA GO1	4.000	09/15/2032	3,207,553
4,000,000	PA HEFA (Shippensburg University)[1]	6.250	10/01/2043	4,426,080
3,000,000	PA Public School Building Authority (School District of Philadelphia)[1]	5.000	04/01/2030	3,171,210
20,000,000	PA State Public School Building Authority (Philadelphia School District)[1]	5.000	06/01/2032	22,582,600
1,500,000	Philadelphia, PA Authority for Industrial Devel. (Architecture & Design Charter School)[1]	6.125	03/15/2043	1,579,470
885,000	Philadelphia, PA Authority for Industrial Devel. (Green Woods Charter School)[1]	5.500	06/15/2022	940,782
2,000,000	Philadelphia, PA Authority for Industrial Devel. (Green Woods Charter School)[1]	5.500	06/15/2032	2,066,200
2,390,000	Philadelphia, PA Gas Works[1]	5.000	10/01/2033	2,752,921
3,350,000	Philadelphia, PA H&HEFA (Temple University Health System)[1]	5.625	07/01/2036	3,617,966
5,250,000	Philadelphia, PA H&HEFA (Temple University Health System)[1]	5.625	07/01/2042	5,652,885
785,000	Reading, PA School District[1,7]	5.000	03/01/2035	903,119
720,000	Reading, PA School District[1,7]	5.000	03/01/2036	826,423
5,680,000	York, PA GO1	7.250	11/15/2041	6,208,240

				142,672,408

Rhode Island—0.3%
44,240,000	Central Falls, RI Detention Facility[4]	7.250	07/15/2035	10,915,335
7,500,000	RI Health & Educational Building Corp. (Public Schools Financing Program)[1]	6.000	05/15/2029	8,171,925

				19,087,260

South Carolina—0.7%
6,530,000	Hardeeville, SC Assessment Revenue (Anderson Tract Municipal Improvement District)	7.750	11/01/2039	6,625,077
13,531,000	Richland County, SC Assessment Revenue (Village at Sandhill Improvement District)	6.200	11/01/2036	13,521,799
7,174,927	SC Connector 2000 Assoc. Toll Road, Series B	2.887 [5]	01/01/2020	5,718,991
191,763	SC Connector 2000 Assoc. Toll Road, Series B	6.295 [5]	01/01/2026	93,500
8,105,757	SC Connector 2000 Assoc. Toll Road, Series B	6.619 [5]	01/01/2024	4,629,927

44 OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Value
South Carolina (Continued)
$5,070,000	SC Public Service Authority (Santee Cooper)[1]	5.000%	12/01/2029	$5,567,772
6,465,000	SC Public Service Authority (Santee Cooper)[1]	5.500	12/01/2033	7,332,862

				43,489,928

South Dakota—0.0%
1,425,000	Turner County, SD Tax Increment[1]	5.000	12/15/2026	1,391,285

Tennessee—0.5%
1,000,000	Bristol, TN Industrial Devel. Board	5.022 [5]	12/01/2022	799,460
10,340,000	Chattanooga, TN HE&HFB (Catholic Health Initiatives)[1]	1.260 [9]	05/01/2039	10,340,000
9,000,000	Shelby County, TN HE&HFB (Trezevant Manor)	5.500	09/01/2047	9,371,880
6,350,000	Shelby County, TN HE&HFB (Trezevant Manor)[7]	8.000	09/01/2044	6,793,547

				27,304,887

Texas—10.4%
1,000,000	Abilene, TX GO1	4.000	02/15/2033	1,065,280
2,040,000	Anson, TX Education Facilities Corp. (Arlington Classics Academy)[1]	5.000	08/15/2045	2,069,600
1,325,000	Arlington, TX Higher Education Finance Corp. (Leadership Prep School)[1]	5.000	06/15/2046	1,326,868
700,000	Aubrey, TX Special Assessment (Jackson Ridge Public Improvement District No. 1)[1]	7.250	09/01/2045	702,660
230,000	Beaumont, TX Multifamily HDC (Madison on the Lake Apartments)[1]	7.750	12/01/2028	219,473
41,315,000	Brazos River Authority, TX Pollution Control (TXU Energy Company)[3,10]	5.000	03/01/2041	—
13,500,000	Brazos River Authority, TX Pollution Control (TXU Energy Company)[3,10]	5.400	05/01/2029	—
2,345,000	Brazos River Authority, TX Pollution Control (TXU Energy Company)[3,10]	6.300	07/01/2032	—
11,420,000	Brazos River Authority, TX Pollution Control (TXU Energy Company)[3,10]	6.750	10/01/2038	—
10,000,000	Brazos River Authority, TX Pollution Control (TXU Energy Company)[3,10]	7.700	03/01/2032	—
26,120,000	Brazos River Authority, TX Pollution Control (TXU Energy Company)[3,10]	7.700	04/01/2033	—
1,925,000	Brushy Creek, TX Regional Utility Authority[1]	4.000	08/01/2030	2,133,092
2,000,000	Brushy Creek, TX Regional Utility Authority[1]	4.000	08/01/2031	2,193,940
2,000,000	Brushy Creek, TX Regional Utility Authority[1]	4.000	08/01/2032	2,177,300
1,755,000	Brushy Creek, TX Regional Utility Authority[1]	4.000	08/01/2033	1,893,241
15,350,000	Cambridge, TX Student Hsg. (Cambridge Student Hsg. Devel.)	7.000	11/01/2039	14,976,381
675,000	Celina, TX Special Assessment[7]	5.375	09/01/2028	665,833
400,000	Celina, TX Special Assessment	5.500	09/01/2032	393,304
1,100,000	Celina, TX Special Assessment	5.875	09/01/2040	1,077,362
1,895,000	Celina, TX Special Assessment[1]	6.250	09/01/2045	1,929,754
4,020,000	Celina, TX Special Assessment	7.500	09/01/2045	4,224,095
1,000,000	Celina, TX Special Assessment (Sutton Fields II)	7.250	09/01/2045	1,009,810

45 OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Principal Amount		Coupon	Maturity	Value
Texas (Continued)
$750,000	Clifton, TX Higher Education Finance Corp. (Idea Public Schools)[1]	5.750%	08/15/2041	$811,567
1,250,000	Crane, TX Independent School District[1]	5.000	02/15/2030	1,253,500
3,270,000	Dallas County, TX Community College District[1]	5.000	02/15/2025	4,024,683
3,440,000	Dallas County, TX Community College District[1]	5.000	02/15/2026	4,270,416
3,610,000	Dallas County, TX Community College District[1]	5.000	02/15/2027	4,522,680
9,405,000	El Paso, TX GO1	4.000	08/15/2029	10,404,846
1,500,000	Flower Mound, TX Special Assessment (River Walk Public Improvement District No. 1)[1]	6.125	09/01/2028	1,570,275
1,500,000	Flower Mound, TX Special Assessment (River Walk Public Improvement District No. 1)[1]	6.500	09/01/2036	1,560,030
2,000,000	Flower Mound, TX Special Assessment (River Walk Public Improvement District No. 1)[1]	6.750	09/01/2043	2,065,920
2,250,000	Galveston, TX Special Assessment[7]	5.625	09/01/2028	2,184,053
3,700,000	Galveston, TX Special Assessment	6.000	09/01/2038	3,541,307
3,500,000	Galveston, TX Special Assessment	6.125	09/01/2044	3,292,100
10,000,000	Grand Parkway, TX Transportation Corp.[6]	5.000	04/01/2053	11,423,200
11,238,709	Gulf Coast, TX IDA (Microgy Holdings)[3]	7.000	12/01/2036	112
20,000	Gulf Coast, TX IDA Solid Waste (Citgo Petroleum Corp.)[1]	8.000	04/01/2028	19,996
3,225,000	Harris County, TX Cultural Education Facilities Finance Corp. (Space Center Houston)[1]	7.000	08/15/2028	3,427,111
435,000	Houston, TX Higher Education Finance Corp. (Cosmos Foundation)[1]	6.500	05/15/2031	521,221
380,000	Houston, TX Higher Education Finance Corp. (Cosmos Foundation)[1]	6.500	05/15/2031	453,602
500,000	Houston, TX Higher Education Finance Corp. (Ninos)[1]	6.000	08/15/2036	529,515
750,000	Houston, TX Higher Education Finance Corp. (Ninos)[1]	6.000	08/15/2041	792,285
425,000	Leander, TX Special Assesment (Oak Creek Public Improvement District)[1,7]	5.375	09/01/2028	423,785
600,000	Leander, TX Special Assesment (Oak Creek Public Improvement District)[1]	5.750	09/01/2038	597,426
600,000	Leander, TX Special Assesment (Oak Creek Public Improvement District)[1]	5.875	09/01/2044	597,144
450,000	Mclendon-Chisholm, TX Special Assessment (Sonoma Public Improvement District)[1]	5.375	09/15/2035	446,117
400,000	Mclendon-Chisholm, TX Special Assessment (Sonoma Public Improvement District)[1]	5.500	09/15/2040	396,100
8,750,000	Mission, TX EDC (Carbonlite Recycling)	6.500	12/01/2033	8,468,163
24,970,000	Mission, TX EDC (Natgasoline)[1]	5.750	10/01/2031	26,157,573
13,000,000	Mission, TX EDC (Natgasoline)[1]	5.750	10/01/2031	13,618,280
700,000	New Hope, TX Cultural Educational Facilities Finance Corp. (East Grand Preparatory Academy)[1]	5.500	08/15/2046	708,848
1,200,000	New Hope, TX Cultural Educational Facilities Finance Corp. (East Grand Preparatory Academy)[1]	5.500	08/15/2051	1,213,104
2,085,000	New Hope, TX Cultural Educational Facilities Finance Corp. (Jubilee Academic Center)[1]	5.125	08/15/2047	2,098,156

46 OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

Principal Amount		Coupon		Maturity	Value
Texas (Continued)
$350,000	New Hope, TX Cultural Educational Facilities Finance Corp. Senior Living (Cardinal Bay-Village on the Park Carriage Inn)[1]	5.000%		07/01/2031	$402,038
1,750,000	New Hope, TX Cultural Educational Facilities Finance Corp. Senior Living (Cardinal Bay-Village on the Park Carriage Inn)[1]	5.000		07/01/2046	1,943,865
1,750,000	New Hope, TX Cultural Educational Facilities Finance Corp. Senior Living (Cardinal Bay-Village on the Park Carriage Inn)[1]	5.000		07/01/2051	1,939,455
400,000	New Hope, TX Cultural Educational Facilities Finance Corp. Senior Living (MRC Senior Living-Langford Project)	5.375		11/15/2036	386,004
650,000	New Hope, TX Cultural Educational Facilities Finance Corp. Senior Living (MRC Senior Living-Langford Project)	5.500		11/15/2046	622,174
1,000,000	New Hope, TX Cultural Educational Facilities Finance Corp. Senior Living (MRC Senior Living-Langford Project)	5.500		11/15/2052	940,110
1,250,000	New Hope, TX Cultural Educational Facilities Finance Corp. Student Hsg. (A&M University-Collegiate Hsg. Corpus Christi II)[1]	5.000		04/01/2048	1,341,675
2,315,000	New Hope, TX Cultural Educational Facilities Finance Corp. Student Hsg. (A&M University-Collegiate Hsg. San Antonio)[1]	5.000		04/01/2048	2,477,768
1,300,000	New Hope, TX Educational Facilities Finance Corp. Retirement Facility (Wesleyan Homes)	5.500		01/01/2049	1,339,000
785,000	New Hope, TX Educational Facilities Finance Corp. Student Hsg. (Stephenville-Tarleton State University)[1]	5.875		04/01/2036	888,651
1,950,000	New Hope, TX Educational Facilities Finance Corp. Student Hsg. (Stephenville-Tarleton State University)[1]	6.000		04/01/2045	2,215,668
1,475,000	Newark, TX Higher Education Finance Corp. (A+ Charter Schools)[1]	5.750		08/15/2045	1,509,235
1,600,000	North Central TX HFC (Village Kaufman Apartments)[1]	6.150	[9]	01/01/2043	1,658,576
38,000,000	North Central TX HFDC (Children’s Medical Center)[6]	5.750		08/15/2039	41,062,800
5,195,000	North TX Tollway Authority[6]	5.750		01/01/2048	5,296,199
14,060,000	North TX Tollway Authority[6]	5.750		01/01/2048	14,333,889
725,000	North TX Tollway Authority[6]	5.750		01/01/2048	739,123
1,940,000	North TX Tollway Authority[6]	5.750		01/01/2048	1,977,791
655,000	Pottsboro, TX Higher Education Finance Corp. (Imagine International Academy of North Texas)[1]	5.000		08/15/2036	667,871
1,000,000	Pottsboro, TX Higher Education Finance Corp. (Imagine International Academy of North Texas)[1]	5.000		08/15/2046	1,010,350
2,000,000	Red River, TX Educational Finance Corp. (Houston Baptist University)[1]	5.500		10/01/2046	2,231,960
3,000,000	Red River, TX Health Facilities Devel. Corp. (Happy Harbor Methodist Home)	8.000		11/15/2049	3,458,850
750,000	Rowlett, TX Special Assessment (Bayside Public Improvement District)	6.000		09/15/2046	738,578
2,050,000	Sabine Neches, TX HFC (Fox Run Apartments)[1]	6.150		01/01/2043	2,108,774

47 OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Principal Amount		Coupon	Maturity	Value
Texas (Continued)
$4,100,000	Sabine River Authority, TX Pollution Control (TXU Electric Company)[3,10]	6.150%	08/01/2022	$—
1,800,000	Sabine River Authority, TX Pollution Control (TXU Electric Company)[3,10]	6.450	06/01/2021	—
10,000,000	San Jacinto, TX Community College District[6]	5.125	02/15/2038	10,229,700
26,820,000	Sanger, TX Industrial Devel. Corp. (Texas Pellets)[3]	7.500	07/01/2038	7,607,493
7,935,000	Tarrant County, TX Cultural Education Facilities Finance Corp. (Baylor Health Care System)[6]	5.750	11/15/2024	8,427,201
32,600,000	Tarrant County, TX Cultural Education Facilities Finance Corp. (Baylor Health Care System)[6]	6.250	11/15/2029	34,830,492
3,810,000	Tarrant County, TX Cultural Education Facilities Finance Corp. (Buckingham Senior Living Community)[1]	5.750	11/15/2037	3,824,440
3,500,000	Tarrant County, TX Cultural Education Facilities Finance Corp. (Buckner Senior Living Ventana)	6.750	11/15/2047	3,750,705
2,000,000	Tarrant County, TX Cultural Education Facilities Finance Corp. (Buckner Senior Living Ventana)	6.750	11/15/2052	2,135,540
13,500,000	Tarrant County, TX Health Facilities Devel. Corp. (Cook Childrens Medical Center)[6]	5.000	12/01/2033	14,576,220
27,525,000	Travis County, TX HFDC (Longhorn Village)[1]	7.125	01/01/2046	29,765,535
10,000,000	Trinity River Authority, TX Central Regional Wastewater System[1]	5.000	08/01/2028	12,485,000
2,000,000	Trinity River Authority, TX Central Regional Wastewater System[1]	5.000	08/01/2030	2,453,400
1,000,000	Trinity River Authority, TX Central Regional Wastewater System[1]	5.000	08/01/2031	1,218,510
1,000,000	Trinity River Authority, TX Central Regional Wastewater System[1]	5.000	08/01/2032	1,211,610
1,000,000	Trinity River Authority, TX Central Regional Wastewater System[1]	5.000	08/01/2033	1,205,740
1,000,000	Trinity River Authority, TX Central Regional Wastewater System[1]	5.000	08/01/2034	1,200,880
2,000,000	Trinity River Authority, TX Central Regional Wastewater System[1]	5.000	08/01/2035	2,395,940
1,000,000	Trinity River Authority, TX Central Regional Wastewater System[1]	5.000	08/01/2037	1,193,140
2,495,000	Trinity River Authority, TX Pollution Control (TXU Electric Company)[3,10]	6.250	05/01/2028	—
19,800,000	Trophy Club, TX Public Improvement (Highlands Trophy Club)[1]	7.750	10/01/2037	20,021,562
34,600,000	TX Angelina & Neches River Authority (Aspen Power)[3]	6.500	11/01/2029	346
20,000,000	TX GO1	5.000	10/01/2030	24,711,600
117,760,000	TX Municipal Gas Acquisition & Supply Corp.[1]	6.250	12/15/2026	143,230,310
900,000	TX Public Finance Authority Charter School Finance Corp. (Ed-Burnham Wood)[1]	6.250	09/01/2036	909,990
525,000	TX Student Hsg. Corp. (University of North Texas)[1]	6.750	07/01/2021	524,995
200,000	TX Student Hsg. Corp. (University of North Texas)[1]	6.850	07/01/2031	199,346
8,500,000	TX Water Devel. Board[1]	4.000	10/15/2030	9,440,015
10,000,000	TX Water Devel. Board[1]	5.000	10/15/2041	11,778,400
2,076,000	Vintage Township, TX Public Facilities Corp.[1]	7.375	10/01/2038	2,116,005

48 OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Value
Texas (Continued)
$6,375,000	Waxahachie, TX Special Assessment	6.000%	08/15/2045	$6,272,873
2,920,000	Wise County, TX (Parket County Junior College District)[1]	7.500	08/15/2025	3,348,014
4,615,000	Wise County, TX (Parket County Junior College District)[1]	7.750	08/15/2028	5,304,527
				607,111,041

Utah—0.4%
1,765,000	Hideout, UT Local District No. 1 Special Assessment[7]	7.750	08/01/2024	1,776,031
4,915,000	Hideout, UT Local District No. 1 Special Assessment	8.250	08/01/2034	4,942,377
605,000	UT Charter School Finance Authority (Endeavor Hall)[1]	5.500	07/15/2022	631,317
1,750,000	UT Charter School Finance Authority (Endeavor Hall)[1]	6.000	07/15/2032	1,811,967
3,870,000	UT Charter School Finance Authority (Endeavor Hall)[1]	6.250	07/15/2042	4,016,325
6,550,000	UT Charter School Finance Authority (Hawthorn Academy)[1]	8.250	07/15/2046	7,131,050
750,000	UT Charter School Finance Authority (Vista Entrada School of Performing Arts & Technology)[1]	6.300	07/15/2032	817,410
1,640,000	UT Charter School Finance Authority (Vista Entrada School of Performing Arts & Technology)[1]	6.550	07/15/2042	1,791,684
825,000	Utah County, UT Charter School (Renaissance Academy)[1]	5.625	07/15/2037	825,198
415,000	Utah County, UT Charter School (Ronald Wilson Reagan Academy)[1]	5.000	02/15/2036	425,425
855,000	Utah County, UT Charter School (Ronald Wilson Reagan Academy)[1]	5.000	02/15/2046	868,082
				25,036,866

Virginia—1.1%
1,649,000	Celebrate, VA North CDA Special Assessment[4]	6.750	03/01/2034	1,064,364
4,562,000	Celebrate, VA South CDA Special Assessment[3]	6.250	03/01/2037	2,280,635
8,000,000	Chesapeake Bay, VA Bridge & Tunnel District[1]	5.000	07/01/2046	9,026,480
14,300,000	Farms New Kent, VA Community Devel. Authority Special Assessment[4]	5.125	03/01/2036	3,575,000
9,200,000	Farms New Kent, VA Community Devel. Authority Special Assessment[4]	5.450	03/01/2036	2,300,000
3,206,000	Farms New Kent, VA Community Devel. Authority Special Assessment[4]	5.800	03/01/2036	801,500
622,000	Lewistown, VA Commerce Center Community Devel. Authority[1]	6.050	03/01/2044	598,998
1,278,000	Lewistown, VA Commerce Center Community Devel. Authority	6.050	03/01/2044	1,176,028
1,995,000	Lewistown, VA Commerce Center Community Devel. Authority[4]	6.050	03/01/2054	297,215
2,900,000	New Port, VA CDA[3]	5.600	09/01/2036	1,448,521
1,945,000	Norfolk, VA EDA, Series A	6.000	11/01/2036	1,801,265
18,446,000	Peninsula, VA Town Center Community Devel. Authority Special Obligation[1]	6.450	09/01/2037	18,466,106
2,160,000	Richmond, VA Redevel. & Hsg. Authority (American Tobacco Apartments)[1]	5.550	01/01/2037	2,172,463

49 OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Principal Amount		Coupon	Maturity	Value
Virginia (Continued)
$233,700,000	VA Tobacco Settlement Financing Corp.	7.470%[5]	06/01/2047	$20,215,050
2,404,674	West Point, VA IDA Solid Waste (Chesapeake Corp.)[3]	6.375	03/01/2019	24
				65,223,649

Washington—2.0%
750,000	Greater Wenatchee, WA Regional Events Center[1]	5.000	09/01/2027	782,940
200,000	Kelso County, WA Hsg. Authority (Chinook & Columbia Apartments)[1]	5.600	03/01/2028	200,042
50,000	Kitsap County, WA Consolidated Hsg. Authority (Heritage Apartments)[1]	6.100	10/01/2031	50,038
1,790,000	Seattle, WA Hsg. Authority (Newholly Phase II)[1]	7.000	01/01/2032	1,807,023
3,329,358	Tacoma, WA Consolidated Local Improvements District No. 65	5.750	04/01/2043	3,333,553
1,500,000	Tes Properties, WA6	5.500	12/01/2029	1,624,590
12,000,000	Tes Properties, WA6	5.625	12/01/2038	13,023,960
21,710,000	WA EDFA (Columbia Pulp I)[7]	7.500	01/01/2032	22,971,351
5,000,000	WA GO1	5.000	08/01/2029	6,080,150
12,425,000	WA GO1	5.000	02/01/2030	15,145,826
18,075,000	WA Health Care Facilities Authority (Catholic Health Initiatives)[6]	6.375	10/01/2036	19,042,190
17,410,000	WA Health Care Facilities Authority (Peacehealth)[6]	5.000	11/01/2028	18,527,896
1,000,000	WA Hsg. Finance Commission (Heron’s Key)	7.000	07/01/2045	997,480
1,700,000	WA Hsg. Finance Commission (Heron’s Key)	7.000	07/01/2050	1,678,325
10,860,000	WA Kalispel Tribe Indians Priority District[1]	6.750	01/01/2038	11,453,608
				116,718,972

West Virginia—0.4%
3,000,000	Brooke County, WV (Bethany College)[1]	6.500	10/01/2031	3,091,080
4,500,000	Brooke County, WV (Bethany College)[1]	6.750	10/01/2037	4,658,400
27,145,000	Harrison County, WV Tax Increment (Charles Pointe)[4]	7.000	06/01/2035	13,560,013
				21,309,493

Wisconsin—3.6%
3,000,000	WI H&EFA (AE Nursing Centers)	7.250	06/01/2038	3,085,260
750,000	WI H&EFA (Beloit College)[1]	6.125	06/01/2035	855,705
2,015,000	WI H&EFA (Beloit College)[1]	6.125	06/01/2039	2,298,994
6,335,000	WI H&EFA (Wellington Homes)	6.750	09/01/2037	6,339,941
53,000,000	WI Public Finance Authority (American Dream at Meadowlands Project)	6.750	08/01/2031	55,987,080
25,000,000	WI Public Finance Authority (American Dream at Meadowlands Project)	7.000	12/01/2050	27,419,000
2,000,000	WI Public Finance Authority (Bancroft Neurohealth/ Bancroft Rehabilitation Services Obligated Group)[1]	5.125	06/01/2048	2,014,820
5,200,000	WI Public Finance Authority (FNC&M / FBA / FCP / FFC / FGC / FJeffC / FJC / FMN / FTS / FP1 / FP2 / FRB Obligated Group)[1]	5.000	12/01/2045	5,474,716
3,800,000	WI Public Finance Authority (FNC&M / FBA / FCP / FFC / FGC / FJeffC / FJC / FMN / FTS / FP1 / FP2 / FRB Obligated Group)[1]	5.150	12/01/2050	3,995,700

50 OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

Principal Amount		Coupon		Maturity	Value
Wisconsin (Continued)
$6,790,000	WI Public Finance Authority (FNC&M / FBA / FCP / FFC / FGC / FJeffC / FJC / FMN / FTS / FP1 / FP2 / FRB Obligated Group)[1]	5.350%		12/01/2052	$7,206,363
1,665,000	WI Public Finance Authority (Las Ventanas Retirement Community)	0.210	[5]	10/01/2042	713,502
6,657,500	WI Public Finance Authority (Las Ventanas Retirement Community)	7.000		10/01/2042	6,679,403
2,000,000	WI Public Finance Authority (Las Ventanas Retirement Community)	36.095	[5]	10/01/2042	37,800
54,600,000	WI Public Finance Authority (Natogasoline)[8]	10.000		06/30/2021	54,572,700
660,000	WI Public Finance Authority (Thomas Jefferson Classical Academy)[1]	7.000		07/01/2031	698,782
2,500,000	WI Public Finance Authority Charter School (Envision Science Academy)	5.250		05/01/2046	2,400,150
1,230,000	WI Public Finance Authority Charter School (Explore Knowledge Foundation)[1]	5.750		07/15/2032	1,324,156
845,000	WI Public Finance Authority Charter School (Explore Knowledge Foundation)[1]	6.000		07/15/2042	910,040
1,910,000	WI Public Finance Authority Educational Facility (Ask Academy)[1]	6.000		02/01/2045	1,931,812
5,875,000	WI Public Finance Authority Educational Facility (Horizon Academy West Charter School)[1]	6.000		09/01/2045	6,003,428
6,815,000	WI Public Finance Authority Higher Education Facilities (Wittenberg University)	5.250		12/01/2039	6,554,531
10,960,000	WI Public Financing Authority Multifamily Hsg. (Trinity-Eagle’s Point)[1]	5.250		01/01/2052	11,447,939
					207,951,822

U.S. Possessions—11.1%
27,050,000	Northern Mariana Islands Commonwealth, Series B	5.000		10/01/2033	23,439,366
10,000	Puerto Rico Aqueduct & Sewer Authority, AGC	5.000		07/01/2025	10,216
11,980,000	Puerto Rico Aqueduct & Sewer Authority	5.000		07/01/2033	9,689,544
250,000	Puerto Rico Aqueduct & Sewer Authority	5.500		07/01/2028	206,437
25,035,000	Puerto Rico Aqueduct & Sewer Authority	5.750		07/01/2037	20,439,575
3,325,000	Puerto Rico Aqueduct & Sewer Authority	6.000		07/01/2038	2,797,987
7,645,000	Puerto Rico Aqueduct & Sewer Authority	6.000		07/01/2044	6,397,260
30,945,000	Puerto Rico Aqueduct & Sewer Authority	6.000		07/01/2047	25,779,661
4,685,000	Puerto Rico Children’s Trust Fund (TASC)[1]	5.375		05/15/2033	4,725,994
7,260,000	Puerto Rico Children’s Trust Fund (TASC)[1]	5.500		05/15/2039	7,200,468
3,065,000	Puerto Rico Children’s Trust Fund (TASC)[1]	5.625		05/15/2043	3,023,653
152,450,000	Puerto Rico Children’s Trust Fund (TASC)	9.352	[5]	05/15/2055	7,982,282
2,145,000	Puerto Rico Commonwealth GO, AGC[11]	3.200		07/01/2019	2,142,898
285,000	Puerto Rico Commonwealth GO, AGC[11]	3.220		07/01/2020	285,995
1,500,000	Puerto Rico Commonwealth GO3	5.000		07/01/2024	851,250
2,550,000	Puerto Rico Commonwealth GO3	5.000		07/01/2033	1,447,125
5,000,000	Puerto Rico Commonwealth GO3	5.000		07/01/2033	2,837,500
10,000	Puerto Rico Commonwealth GO, AGC[1]	5.000		07/01/2034	10,017
1,660,000	Puerto Rico Commonwealth GO3	5.000		07/01/2034	942,050
6,765,000	Puerto Rico Commonwealth GO3	5.000		07/01/2041	3,754,575

51 OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Principal Amount		Coupon	Maturity	Value
U.S. Possessions (Continued)
$700,000	Puerto Rico Commonwealth GO3	5.125%	07/01/2031	$397,250
2,000,000	Puerto Rico Commonwealth GO3	5.125	07/01/2037	1,135,000
5,000	Puerto Rico Commonwealth GO, AGC	5.250	07/01/2024	5,284
1,920,000	Puerto Rico Commonwealth GO3	5.250	07/01/2026	1,089,600
2,165,000	Puerto Rico Commonwealth GO3	5.250	07/01/2037	1,228,637
40,000	Puerto Rico Commonwealth GO3	5.500	07/01/2018	22,700
14,695,000	Puerto Rico Commonwealth GO3	5.500	07/01/2026	8,339,412
3,255,000	Puerto Rico Commonwealth GO3	5.500	07/01/2026	1,847,212
340,000	Puerto Rico Commonwealth GO3	5.500	07/01/2027	192,950
62,180,000	Puerto Rico Commonwealth GO3	5.500	07/01/2039	35,287,150
11,540,000	Puerto Rico Commonwealth GO3	5.750	07/01/2036	6,548,950
1,345,000	Puerto Rico Commonwealth GO, AGC	5.750	07/01/2037	1,347,946
3,000,000	Puerto Rico Commonwealth GO3	5.750	07/01/2038	1,702,500
65,250,000	Puerto Rico Commonwealth GO3	5.750	07/01/2041	37,029,375
2,625,000	Puerto Rico Commonwealth GO3	6.000	07/01/2035	1,489,687
1,480,000	Puerto Rico Commonwealth GO3	6.000	07/01/2038	839,900
2,250,000	Puerto Rico Commonwealth GO3	6.000	07/01/2039	1,276,875
9,265,000	Puerto Rico Commonwealth GO3	6.000	07/01/2039	5,257,887
14,550,000	Puerto Rico Commonwealth GO3	6.500	07/01/2037	8,257,125
13,000,000	Puerto Rico Commonwealth GO3	6.500	07/01/2040	7,377,500
1,545,000	Puerto Rico Commonwealth GO3	8.000	07/01/2035	927,000
1,501,705	Puerto Rico Electric Power Authority[3]	10.000	07/01/2019	919,389
1,501,705	Puerto Rico Electric Power Authority[3]	10.000	07/01/2019	919,389
1,629,052	Puerto Rico Electric Power Authority[3]	10.000	01/01/2021	998,234
1,629,051	Puerto Rico Electric Power Authority[3]	10.000	07/01/2021	998,527
543,017	Puerto Rico Electric Power Authority[3]	10.000	01/01/2022	333,277
543,018	Puerto Rico Electric Power Authority[3]	10.000	07/01/2022	333,277
3,100,000	Puerto Rico Electric Power Authority, Series A3	5.000	07/01/2029	1,891,000
7,070,000	Puerto Rico Electric Power Authority, Series A3	5.000	07/01/2042	4,312,700
11,535,000	Puerto Rico Electric Power Authority, Series A3	5.050	07/01/2042	7,036,350
20,375,000	Puerto Rico Electric Power Authority, Series A3	6.750	07/01/2036	12,428,750
10,330,000	Puerto Rico Electric Power Authority, Series A3	7.000	07/01/2033	6,301,300
480,000	Puerto Rico Electric Power Authority, Series A3	7.000	07/01/2040	292,800
9,080,000	Puerto Rico Electric Power Authority, Series A3	7.000	07/01/2043	5,538,800
160,000	Puerto Rico Electric Power Authority, Series A3	7.250	07/01/2030	97,600
40,000	Puerto Rico Electric Power Authority, Series AAA[3]	5.250	07/01/2021	24,400
40,000	Puerto Rico Electric Power Authority, Series AAA[3]	5.250	07/01/2022	24,400
10,000	Puerto Rico Electric Power Authority, Series AAA[3]	5.250	07/01/2023	6,100
500,000	Puerto Rico Electric Power Authority, Series AAA[3]	5.250	07/01/2025	305,000
4,570,000	Puerto Rico Electric Power Authority, Series AAA[3]	5.250	07/01/2026	2,787,700
2,600,000	Puerto Rico Electric Power Authority, Series AAA[3]	5.250	07/01/2028	1,586,000
445,000	Puerto Rico Electric Power Authority, Series AAA[3]	5.250	07/01/2029	271,450
95,000	Puerto Rico Electric Power Authority, Series AAA[3]	5.250	07/01/2030	57,950
310,000	Puerto Rico Electric Power Authority, Series CCC[3]	5.000	07/01/2022	189,100
35,000	Puerto Rico Electric Power Authority, Series CCC[3]	5.000	07/01/2024	21,350
20,000	Puerto Rico Electric Power Authority, Series CCC[3]	5.000	07/01/2025	12,200
285,000	Puerto Rico Electric Power Authority, Series CCC[3]	5.000	07/01/2027	173,850
540,000	Puerto Rico Electric Power Authority, Series CCC[3]	5.000	07/01/2028	329,400

52 OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

Principal Amount		Coupon		Maturity	Value
U.S. Possessions (Continued)
$2,570,000	Puerto Rico Electric Power Authority, Series CCC[3]	5.250%		07/01/2027	$1,567,700
385,000	Puerto Rico Electric Power Authority, Series CCC[3]	5.250		07/01/2028	234,850
185,000	Puerto Rico Electric Power Authority, Series DDD[3]	5.000		07/01/2022	112,850
15,000	Puerto Rico Electric Power Authority, Series NN3	5.500		07/01/2020	9,150
170,000	Puerto Rico Electric Power Authority, Series TT3	5.000		07/01/2018	103,700
20,000	Puerto Rico Electric Power Authority, Series TT3	5.000		07/01/2018	12,200
5,000	Puerto Rico Electric Power Authority, Series TT3	5.000		07/01/2020	3,050
55,000	Puerto Rico Electric Power Authority, Series TT3	5.000		07/01/2021	33,550
210,000	Puerto Rico Electric Power Authority, Series TT3	5.000		07/01/2022	128,100
280,000	Puerto Rico Electric Power Authority, Series TT3	5.000		07/01/2023	170,800
15,000	Puerto Rico Electric Power Authority, Series TT3	5.000		07/01/2024	9,150
375,000	Puerto Rico Electric Power Authority, Series TT3	5.000		07/01/2025	228,750
895,000	Puerto Rico Electric Power Authority, Series TT3	5.000		07/01/2026	545,950
1,990,000	Puerto Rico Electric Power Authority, Series TT3	5.000		07/01/2027	1,213,900
7,355,000	Puerto Rico Electric Power Authority, Series TT3	5.000		07/01/2032	4,486,550
6,100,000	Puerto Rico Electric Power Authority, Series TT3	5.000		07/01/2037	3,721,000
390,000	Puerto Rico Electric Power Authority, Series UU3	1.614	[9]	07/01/2017	230,607
685,000	Puerto Rico Electric Power Authority, Series WW3	5.000		07/01/2028	417,850
185,000	Puerto Rico Electric Power Authority, Series WW3	5.250		07/01/2025	112,850
415,000	Puerto Rico Electric Power Authority, Series WW3	5.250		07/01/2033	253,150
85,000	Puerto Rico Electric Power Authority, Series WW3	5.375		07/01/2022	51,850
390,000	Puerto Rico Electric Power Authority, Series WW3	5.375		07/01/2024	237,900
60,000	Puerto Rico Electric Power Authority, Series WW3	5.500		07/01/2021	36,600
605,000	Puerto Rico Electric Power Authority, Series WW3	5.500		07/01/2038	369,050
10,000	Puerto Rico Electric Power Authority, Series XX3	5.250		07/01/2026	6,100
845,000	Puerto Rico Electric Power Authority, Series XX3	5.250		07/01/2027	515,450
2,660,000	Puerto Rico Electric Power Authority, Series XX3	5.250		07/01/2035	1,622,600
38,430,000	Puerto Rico Electric Power Authority, Series XX3	5.250		07/01/2040	23,442,300
18,575,000	Puerto Rico Electric Power Authority, Series XX3	5.750		07/01/2036	11,330,750
190,000	Puerto Rico Electric Power Authority, Series ZZ3	4.625		07/01/2025	115,900
140,000	Puerto Rico Electric Power Authority, Series ZZ3	5.000		07/01/2018	85,400
820,000	Puerto Rico Electric Power Authority, Series ZZ3	5.000		07/01/2018	500,200
95,000	Puerto Rico Electric Power Authority, Series ZZ3	5.000		07/01/2021	57,950
850,000	Puerto Rico Electric Power Authority, Series ZZ3	5.000		07/01/2022	518,500
215,000	Puerto Rico Electric Power Authority, Series ZZ3	5.000		07/01/2024	131,150
10,000	Puerto Rico Electric Power Authority, Series ZZ3	5.000		07/01/2026	6,100
515,000	Puerto Rico Electric Power Authority, Series ZZ3	5.250		07/01/2018	314,150
25,000	Puerto Rico Electric Power Authority, Series ZZ3	5.250		07/01/2021	15,250
50,000	Puerto Rico Electric Power Authority, Series ZZ3	5.250		07/01/2022	30,500
380,000	Puerto Rico Electric Power Authority, Series ZZ3	5.250		07/01/2024	231,800
275,000	Puerto Rico Electric Power Authority, Series ZZ3	5.250		07/01/2025	167,750
310,000	Puerto Rico Electric Power Authority, Series ZZ3	5.250		07/01/2026	189,100
215,000	Puerto Rico Highway & Transportation Authority, AGC[1]	5.000		07/01/2023	217,055
45,000	Puerto Rico Highway & Transportation Authority, AGC[1]	5.000		07/01/2027	45,430
1,360,000	Puerto Rico Highway & Transportation Authority[3]	5.000		07/01/2028	824,622
2,175,000	Puerto Rico Highway & Transportation Authority[3]	5.000		07/01/2028	108,750
250,000	Puerto Rico Highway & Transportation Authority, NPFGC[1]	5.000		07/01/2029	250,295

53 OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Principal Amount		Coupon		Maturity	Value
U.S. Possessions (Continued)
$1,035,000	Puerto Rico Highway & Transportation Authority[3]	5.000%		07/01/2035	$611,654
7,895,000	Puerto Rico Highway & Transportation Authority[3]	5.300		07/01/2035	4,665,787
25,000	Puerto Rico Highway & Transportation Authority, AGC[1]	5.500		07/01/2023	27,777
5,000,000	Puerto Rico Highway & Transportation Authority[3]	5.500		07/01/2029	3,013,950
3,250,000	Puerto Rico Highway & Transportation Authority[3]	5.500		07/01/2030	1,951,332
45,000	Puerto Rico Highway & Transportation Authority, AGC[1]	5.750		07/01/2019	45,538
6,940,000	Puerto Rico Highway & Transportation Authority, FGIC[12]	5.750		07/01/2019	4,432,925
350,000	Puerto Rico Highway & Transportation Authority, FGIC[12]	5.750		07/01/2021	223,562
9,000,000	Puerto Rico Highway & Transportation Authority, AGC[1]	5.750		07/01/2022	9,107,550
605,000	Puerto Rico Highway & Transportation Authority, Series H3	5.450		07/01/2035	148,981
4,715,000	Puerto Rico Highway & Transportation Authority, Series M3	5.000		07/01/2046	1,161,069
5,000,000	Puerto Rico Infrastructure[4]	5.000		07/01/2031	362,500
3,000,000	Puerto Rico Infrastructure[4]	5.000		07/01/2037	217,500
7,300,000	Puerto Rico Infrastructure (Mepsi Campus)[3]	6.500		10/01/2037	3,616,347
25,000	Puerto Rico Infrastructure Financing Authority, AGC[1]	5.000		07/01/2041	25,040
2,500,000	Puerto Rico ITEMECF (Cogeneration Facilities)	6.625		06/01/2026	2,362,825
4,050,000	Puerto Rico ITEMECF (Hospital Auxilio Mutuo)[1]	6.000		07/01/2033	4,155,341
300,000	Puerto Rico ITEMECF (University of the Sacred Heart)[1]	5.000		10/01/2020	261,714
100,000	Puerto Rico ITEMECF (University of the Sacred Heart)[1]	5.000		10/01/2021	83,841
25,000	Puerto Rico Municipal Finance Agency, Series B, AGC[1]	5.250		07/01/2019	26,346
3,870,000	Puerto Rico Public Buildings Authority[4]	5.000		07/01/2032	2,041,425
4,880,000	Puerto Rico Public Buildings Authority[4]	5.000		07/01/2036	2,482,700
150,000	Puerto Rico Public Buildings Authority[4]	5.000		07/01/2037	78,562
100,000	Puerto Rico Public Buildings Authority[4]	5.250		07/01/2023	53,500
1,640,000	Puerto Rico Public Buildings Authority[4]	5.250		07/01/2033	856,900
83,395,000	Puerto Rico Public Buildings Authority[4]	5.250		07/01/2042	42,635,694
260,000	Puerto Rico Public Buildings Authority[4]	5.500		07/01/2023	139,100
200,000	Puerto Rico Public Buildings Authority[4]	5.500		07/01/2037	105,250
15,860,000	Puerto Rico Public Buildings Authority[4]	5.625		07/01/2039	8,366,150
12,845,000	Puerto Rico Public Buildings Authority[3]	5.750		07/01/2022	6,872,075
7,000,000	Puerto Rico Public Buildings Authority[4]	5.875		07/01/2039	3,640,000
8,825,000	Puerto Rico Public Buildings Authority[4]	6.000		07/01/2041	4,699,312
12,000,000	Puerto Rico Public Buildings Authority[4]	6.125		07/01/2023	6,450,000
5,100,000	Puerto Rico Public Buildings Authority[4]	6.250		07/01/2026	2,747,625
4,980,000	Puerto Rico Public Buildings Authority[4]	6.750		07/01/2036	2,664,300
410,000	Puerto Rico Public Buildings Authority[4]	7.000		07/01/2021	222,425
1,515,000	Puerto Rico Public Buildings Authority, Series D4	5.250		07/01/2036	791,588
49,020,000	Puerto Rico Public Finance Corp., Series B4	5.500		08/01/2031	1,348,050
9,500,000	Puerto Rico Sales Tax Financing Corp.[3]	6.900	[2]	08/01/2026	2,351,250
220,000	Puerto Rico Sales Tax Financing Corp. (Build America Bonds)[3]	5.750		08/01/2042	54,450
42,745,000	Puerto Rico Sales Tax Financing Corp., Series A3	0.000	[2]	08/01/2033	7,741,547
1,590,000	Puerto Rico Sales Tax Financing Corp., Series A3	5.000		08/01/2019	427,313
1,630,000	Puerto Rico Sales Tax Financing Corp., Series A3	5.000		08/01/2024	438,063
15,735,000	Puerto Rico Sales Tax Financing Corp., Series A3	5.000		08/01/2043	4,228,781

54 OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

Principal Amount		Coupon		Maturity	Value
U.S. Possessions (Continued)
$11,885,000	Puerto Rico Sales Tax Financing Corp., Series A3	5.250%		08/01/2027	$3,194,094
51,045,000	Puerto Rico Sales Tax Financing Corp., Series A3	5.375		08/01/2039	13,718,344
700,000	Puerto Rico Sales Tax Financing Corp., Series A3	5.500		08/01/2023	188,125
4,145,000	Puerto Rico Sales Tax Financing Corp., Series A3	5.500		08/01/2028	1,113,969
14,720,000	Puerto Rico Sales Tax Financing Corp., Series A3	5.500		08/01/2037	3,956,000
45,145,000	Puerto Rico Sales Tax Financing Corp., Series A3	5.500		08/01/2042	12,132,719
44,060,000	Puerto Rico Sales Tax Financing Corp., Series A3	5.750		08/01/2037	11,841,125
44,365,000	Puerto Rico Sales Tax Financing Corp., Series A, NPFGC	5.826	[5]	08/01/2043	9,849,917
46,950,000	Puerto Rico Sales Tax Financing Corp., Series A, NPFGC	5.829	[5]	08/01/2042	11,002,263
17,500,000	Puerto Rico Sales Tax Financing Corp., Series A, NPFGC	5.830	[5]	08/01/2041	4,316,725
2,250,000	Puerto Rico Sales Tax Financing Corp., Series A3	6.125		08/01/2029	604,688
3,000,000	Puerto Rico Sales Tax Financing Corp., Series A3	6.375		08/01/2039	806,250
53,275,000	Puerto Rico Sales Tax Financing Corp., Series A3	6.500		08/01/2044	14,317,656
7,945,000	Puerto Rico Sales Tax Financing Corp., Series A3	7.886	[5]	08/01/2034	604,138
37,060,000	Puerto Rico Sales Tax Financing Corp., Series A3	8.691	[5]	08/01/2035	2,799,883
30,980,000	Puerto Rico Sales Tax Financing Corp., Series A-1[3]	5.250		08/01/2043	8,325,875
330,000	Puerto Rico Sales Tax Financing Corp., Series C3	4.000		08/01/2026	204,188
300,000	Puerto Rico Sales Tax Financing Corp., Series C3	5.000		08/01/2035	80,625
135,000	Puerto Rico Sales Tax Financing Corp., Series C3	5.000		08/01/2046	83,531
63,720,000	Puerto Rico Sales Tax Financing Corp., Series C3	5.250		08/01/2041	17,124,750
3,670,000	Puerto Rico Sales Tax Financing Corp., Series C3	5.375		08/01/2036	986,313
5,290,000	Puerto Rico Sales Tax Financing Corp., Series C3	5.375		08/01/2038	1,421,688
10,000,000	Puerto Rico Sales Tax Financing Corp., Series C3	5.500		08/01/2040	2,687,500
19,555,000	Puerto Rico Sales Tax Financing Corp., Series C3	5.750		08/01/2057	12,099,656
5,000,000	Puerto Rico Sales Tax Financing Corp., Series C3	6.000		08/01/2039	1,343,750
65,695,000	Puerto Rico Sales Tax Financing Corp., Series C3	6.000		08/01/2042	17,655,531
10,865,000	Puerto Rico Sales Tax Financing Corp., Series C3	6.750	[2]	08/01/2032	2,919,969
5,000,000	University of Puerto Rico, Series P	5.000		06/01/2030	2,500,000
					644,589,206
Total Municipal Bonds and Notes (Cost $7,324,639,354)					6,532,150,910

Corporate Bonds and Notes—0.1%
3,030,000	TX German Pellets Series Secured Note, Series 2016[13]	8.000		12/10/2017	2,727,000
2,890,000	TX German Pellets Series Secured Note, Series 2016[13]	8.000		12/10/2017	2,601,000
Total Corporate Bonds and Notes (Cost $5,920,000)					5,328,000

Corporate Loans—0.0%
6,000,000	Aspen Power Senior Secured Bridge Promissory Note[3,13]	9.000	[9]	11/16/2017	557,922
2,750,000	Aspen Power Senior Secured Bridge Promissory Note[3,13]	9.000	[9]	11/16/2017	255,714
7,000,000	Aspen Power Senior Secured Bridge Promissory Note[3,13]	9.000	[9]	11/16/2017	650,909

55 OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Principal Amount		Coupon	Maturity	Value
Corporate Loans (Continued)
$3,500,000	Aspen Power Senior Secured Bridge Promissory Note[3,13]	9.000%[9]	11/16/2017	$325,455
Total Corporate Loans (Cost $19,250,000)				1,790,000

Shares
Common Stocks—0.0%
7,679	Delta Air Lines, Inc.[13]			379,033
2,919	General Motors Co.[13]			105,026
Total Common Stocks (Cost $54,137)				484,059

Total Investments, at Value (Cost $7,349,863,491)—112.1%				6,539,752,969
Net Other Assets (Liabilities)—(12.1)				(706,411,126)
Net Assets—100.0%				$5,833,341,843

Footnotes to Statement of Investments

1. All or a portion of the security position has been segregated for collateral to cover borrowings. See Note 9 of the accompanying Notes.

2. Denotes a step bond: a zero coupon bond that converts to a fixed or variable interest rate at a designated future date.

3. This security is not accruing income because its issuer has missed or is expected to miss interest and/or principal payments. The rate shown is the contractual interest rate. See Note 4 of the accompanying Notes.

4. This security is accruing partial income at an anticipated effective rate based on expected interest and/or principal payments. The rate shown is the contractual interest rate.

5. Zero coupon bond reflects effective yield on the original acquisition date.

6. Security represents the underlying municipal bond with respect to an inverse floating rate security held by the Fund. The bond was purchased by the Fund and subsequently transferred to a trust, which issued the related inverse floating rate security. See Note 4 of the accompanying Notes.

7. All or a portion of the security position is when-issued or delayed delivery to be delivered and settled after period end. See Note 4 of the accompanying Notes.

8. Interest or dividend is paid-in-kind, when applicable.

9. Represents the current interest rate for a variable or increasing rate security.

10. Security received as the result of issuer reorganization.

11. Denotes an inflation-indexed security: coupon or principal are indexed to a consumer price index.

12. The issuer of this security has missed or is expected to miss interest and/or principal payments on this security. The security is insured and is accruing partial income at a rate anticipated to be recovered through the insurer. The rate shown is the contractual interest rate.

13. Received as a result of a corporate action.

To simplify the listings of securities, abbreviations are used per the table below:

ACMC	Advocate Condell Medical Center
AE	American Eagle
AGC	Assured Guaranty Corp.
AH&HC	Advocate Health & Hospitals Corp.
AHACHC	ARC/HDS Alamance Country Housing Corp.
AHCN	Advocate Health Care Metro
ANSHN	Advocate North Side Health Network
ARC	Assoc. of Retarded Citizens
BHCor	Baptist Health Corbin

56 OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

To simplify the listings of securities, abbreviations are used per the table below: (Continued)

BHI	Baptist Homes of Indiana
BHL	Baptist Health Louisville
BHLex	Baptist Health Lexington
BHlthL	Baptist Health Lagrange
BHM	Baptist Hospital of Miami
BHP	Baptist Health Paducah
BHS	Baptist Healthcare System
BHSF	Baptist Health South Florida
BOS	Baptist Outpatient Services
BVHF	Blanchard Valley Health Foundation
BVRHC	Blanchard Valley Regional Health Care
CCHCS	Cook Children’s Health Care System
CCMCtr	Cook Children’s Medical Center
CCPN	Cook Children’s Physical Network
CDA	Communities Devel. Authority
CDHA	Central Dupage Hospital Association
CDHS	Central Dupage Health System
CHCC	Community Hospitals of Central California
CMCD	Children’s Medical Center of Dallas
CMCtrF	Children’s Medical Center Foundation
COHS	Community Health Service
COP	Certificates of Participation
CVHC	Conneaut Valley Health Center
DA	Dormitory Authority
DrsH	Doctors Hospital
EDA	Economic Devel. Authority
EDC	Economic Devel. Corp.
EDFA	Economic Devel. Finance Authority
FBA	FFAH Beaumont Avenue
FCHMC	Fresno Community Hospital & Medical Center
FCIM	French Creek Internal Medicine
FCommH	Fayette Community Hospital
FCP	FFAH Coleridge Road
FFC	FFAH Franklin Court
FGC	FFAH Glendale Court
FGIC	Financial Guaranty Insurance Co.
FJC	FFAH Johnson Court
FJeffC	FFAH Jefferson Court
FMN	FFAH Market North
FNC&M	FFAH North Carolina and Missouri
FP1	FFAH Plaza 1
FP2	FFAH Plaza 2
FRB	FFAH Riverview Bend
FTS	FFAH Tucker Street
GO	General Obligation

H&EFA	Health and Educational Facilities Authority
H&HEFA	Hospitals and Higher Education Facilities Authority
HCCO	Homecare Connections
HCrawC	Hospice of Crawford County
HDC	Housing Devel. Corp.

57 OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

To simplify the listings of securities, abbreviations are used per the table below: (Continued)

HDS	Housing Devel. Services
HE&HFB	Higher Educational and Housing Facility Board
HEFA	Higher Education Facilities Authority
HFA	Housing Finance Agency
HFC	Housing Finance Corp.
HFDC	Health Facilities Devel. Corp.
HFHS	Henry Ford Health System
HFMHCT	Henry Ford Macomb Hospital Corp.-Clinton Township
HFWH	Henry Ford Wyandotte Hospital
HHI	Homestead Hospital
HHlthS	Holzer Health Systems
HMCG	Holzer Medical Center-Gallipolis
HMCJ	Holzer Medical Center-Jackson
IDA	Industrial Devel. Agency
ITEMECF	Industrial, Tourist, Educational, Medical and Environmental Community Facilities
JFK	John Fitzgerald Kennedy
KGC	Kuakini Geriatric Care
KHS	Kaukini Health System
KMC	Kuakini Medical Center
KSS	Kuakini Support Services
MarH	Mariners Hospital
MHRMC	Mission Hospital Regional Medical Center
MMedC	Meadville Medical Center
MMedCF	Meadville Medical Center Foundation
MPHS	Mills-Peninsula Health Services
MPS	Meadville Physician Services
MRC	Methodist Retirement Communities
MTA	Metropolitan Transportation Authority
NPFGC	National Public Finance Guarantee Corp
NY/NJ	New York/New Jersey
NYC	New York City
NYS	New York State
PAS	Presence Ambulatory Services
PBH	Presence Behavioral Health
PC&SHN	Presence Central & Suburban Hospitals Network
PCHN	Presence Chicago Hospitals Network
PClinic	Piedmont Clinic
PCTC	Presence Care Transformation Corp.
PHC	Piedmont Healthcare
PHCr	Presence Home Care
PHF	Piedmont Hospital Foundation
PHFBT	Presence Health Food Foundation Board of Trustees
PHHosp	Piedmont Henry Hospital
PHI	Piedmont Heart Institute
PHIP	Piedmont Heart Institute Physicians
PHlthCF	Piedmont Healthcare Foundation
PHN	Presence Health Network
PHosp	Piedmont Hospital
PLC	Presence Life Connections
PMCC	Piedmont Medical Care Corp.

58 OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

To simplify the listings of securities, abbreviations are used per the table below: (Continued)

PMSH	Piedmont Mountainside Hospital
PNH	Piedmont Newnan Hospital
PSSC	Presence Senior Services - Chicagoland
QVMCNC	Queen of the Valley Medical Center of Napa California
RBM	Rocketship Brilliant Minds
RDP	Rocketship Discovery Prep
RE	Rocketship Education
Res Rec	Resource Recovery Facility
REW	Rocketship Education Wisconsin
RLSA	Rocketship Los Suenos Academy
RMS	Rocketship Mateo Sheedy
RNNE	Rocketship Nashville Northeast Elementary
RRCP	Rocketship Redwood City Prep
RSA	Rocketship Spark Academy
RSCP	Rocketship Southside Community Prep
RSSPA	Rocketship Si Se Puede Academy
SBH	Sutter Bay Hospitals
SBMF	Sutter Bay Medical Foundation
SCHosp	Sutter Coast Hospital
SEBH	Sutter East Bay Hospitals
SGMF	Sutter Gould Medical Foundation
SHlth	Sutter Health
SJHCN	St. Joseph Home Care Network
SJHE	St. Joseph Hospital of Eureka
SJHO	St. Joseph Hospital of Orange
SJHosp	St. Jude Hospital
SJHS	St. Joseph Health System
SL2016	Senior Living 2016
SLC	Senior Living Chesteron
SLF	Senior Living Fairfield
SLFW	Senior Living Fort Wayne
SLW	Senior Living Waterville
SMH	South Miami Hospital
SMMCtr	St. Mary’s Medical Center
SVlyH	Sutter Valley Hospitals
SVMF	Sutter Vialley Medical Foundation
SVNA&H	Sutter Visiting Nurse Association & Hospice

TAH	Titusville Area Hospital
TAHC	Titusville Area Health Center
TAHCF	Titusville Area Health Foundation
TAHS	Titusville Area Health Service
TASC	Tobacco Settlement Asset-Backed Bonds
UDC	Urban Development Corporation
VOA	Volunteers of America
WAFMH	W A Foote Memorial Hospital
WICF	W.I. Cook Foundation
WKBP	West Kendall Baptist Hospital

See accompanying Notes to Financial Statements.

59 OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

STATEMENT OF ASSETS AND LIABILITIES July 31, 2017

Assets
Investments, at value (cost $7,349,863,491)—see accompanying statement of investments	$6,539,752,969

Cash	983,350

Receivables and other assets:
Interest	64,234,123
Shares of beneficial interest sold	9,396,318
Investments sold on a when-issued or delayed delivery basis	3,204,965
Other	2,311,464

Total assets	6,619,883,189

Liabilities
Payables and other liabilities:
Payable for short-term floating rate notes issued (See Note 4)	522,985,000
Payable for borrowings (See Note 9)	193,700,000
Investments purchased on a when-issued or delayed delivery basis	56,170,281
Shares of beneficial interest redeemed	5,769,449
Dividends	5,586,092
Distribution and service plan fees	844,320
Trustees’ compensation	648,513
Interest expense on borrowings	165,883
Shareholder communications	19,569
Other	652,239

Total liabilities	786,541,346

Net Assets	$5,833,341,843

Composition of Net Assets
Paid-in capital	$8,604,381,110

Accumulated net investment income	95,220,787

Accumulated net realized loss on investments	(2,056,149,532)

Net unrealized depreciation on investments	(810,110,522)

Net Assets	$5,833,341,843

60 OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

Net Asset Value Per Share
Class A Shares:
Net asset value and redemption price per share (based on net assets of $3,182,442,684 and 438,013,675 shares of beneficial interest outstanding)	$7.27
Maximum offering price per share (net asset value plus sales charge of 4.75% of offering price)	$7.63

Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $15,244,223 and 2,087,525 shares of beneficial interest outstanding)	$7.30

Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $1,301,304,452 and 179,837,218 shares of beneficial interest outstanding)	$7.24

Class Y Shares:
Net asset value, redemption price and offering price per share (based on net assets of $1,334,350,484 and 183,831,829 shares of beneficial interest outstanding)	$7.26

See accompanying Notes to Financial Statements.

61 OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

STATEMENT OF

OPERATIONS For the Year Ended July 31, 2017

Investment Income
Interest	$356,924,691
Dividends	10,657

Total investment income	356,935,348
Expenses
Management fees	20,865,458
Distribution and service plan fees:
Class A	5,745,204
Class B	195,298
Class C	11,945,026
Transfer and shareholder servicing agent fees:
Class A	3,159,413
Class B	21,712
Class C	1,327,390
Class Y	1,060,187
Shareholder communications:
Class A	42,540
Class B	194
Class C	24,331
Class Y	14,410
Interest expense and fees on short-term floating rate notes issued (See Note 4)	10,298,216
Borrowing fees	6,896,100
Legal, auditing and other professional fees	5,217,227
Interest expense on borrowings	325,717
Trustees’ compensation	85,144
Custodian fees and expenses	38,281
Other	58,714

Total expenses	67,320,562
Net Investment Income	289,614,786
Realized and Unrealized Gain (Loss)
Net realized loss on investment transactions	(184,071,772)
Net change in unrealized appreciation/depreciation on investment transactions	132,331,091
Net Increase in Net Assets Resulting from Operations	$237,874,105

See accompanying Notes to Financial Statements.

62 OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended July 31, 2017	Year Ended July 31, 2016
Operations
Net investment income	$289,614,786	$331,235,088
Net realized loss	(184,071,772)	(2,076,581)
Net change in unrealized appreciation/depreciation	132,331,091	385,032,195

Net increase in net assets resulting from operations	237,874,105	714,190,702
Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	(185,836,275)	(202,787,362)
Class B	(1,115,064)	(2,211,758)
Class C	(68,905,668)	(76,045,026)
Class Y	(64,206,346)	(54,440,217)

	(320,063,353)	(335,484,363)
Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class A	(15,209,173)	51,939,322
Class B	(15,086,186)	(21,534,658)
Class C	(51,062,821)	46,666,928
Class Y	424,801,625	170,204,604

	343,443,445	247,276,196
Net Assets
Total increase	261,254,197	625,982,535
Beginning of period	5,572,087,646	4,946,105,111

End of period (including accumulated net investment income of $95,220,787 and $90,404,914, respectively)	$5,833,341,843	$5,572,087,646

See accompanying Notes to Financial Statements.

63 OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

STATEMENT OF

CASH FLOWS For the Year Ended July 31, 2017

Cash Flows from Operating Activities
Net increase in net assets from operations	$237,874,105
Adjustments to reconcile net increase in net assets from operations to net cash used in operating activities:
Purchase of investment securities	(2,437,576,456)
Proceeds from disposition of investment securities	1,785,838,532
Short-term investment securities, net	100,427,999
Premium amortization	19,784,766
Discount accretion	(96,593,963)
Net realized loss on investment transactions	184,071,772
Net change in unrealized appreciation/depreciation on investment transactions	(132,331,091)
Change in assets:
Decrease in other assets	52,226
Decrease in interest receivable	12,938,381
Decrease in receivable for securities sold	118,027,146
Change in liabilities:
Increase in other liabilities	636,331
Increase in payable for securities purchased	9,737,675

Net cash used in operating activities	(197,112,577)
Cash Flows from Financing Activities
Proceeds from borrowings	786,300,000
Payments on borrowings	(592,600,000)
Payments on short-term floating rate notes issued	(91,175,000)
Proceeds from shares sold	1,881,115,804
Payments on shares redeemed	(1,777,588,943)
Cash distributions paid	(53,544,658)

Net cash provided by financing activities	152,507,203
Net decrease in cash	(44,605,374)
Cash, beginning balance	45,588,724

Cash, ending balance	$983,350

Supplemental disclosure of cash flow information:

Noncash financing activities not included herein consist of reinvestment of dividends and distributions of $265,779,175.

Cash paid for interest on borrowings—$159,834.

Cash paid for interest on short-term floating rate notes issued— $10,298,216.

See accompanying Notes to Financial Statements.

64 OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

FINANCIAL HIGHLIGHTS

Class A	Year Ended July 31, 2017	Year Ended July 31, 2016	Year Ended July 31, 2015	Year Ended July 31, 2014	Year Ended July 31, 2013

Per Share Operating Data
Net asset value, beginning of period	$7.37	$6.86	$7.01	$6.87	$7.50

Income (loss) from investment operations:
Net investment income[1]	0.39	0.46	0.51	0.50	0.51
Net realized and unrealized gain (loss)	(0.07)	0.52	(0.18)	0.13	(0.65)

Total from investment operations	0.32	0.98	0.33	0.63	(0.14)

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.42)	(0.47)	(0.48)	(0.49)	(0.49)

Net asset value, end of period	$7.27	$7.37	$6.86	$7.01	$6.87

Total Return, at Net Asset Value[2]	4.47%	14.91%	4.59%	9.63%	(2.19)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$3,182,443	$3,245,013	$2,968,690	$3,260,438	$3,688,901

Average net assets (in thousands)	$3,159,138	$3,064,632	$3,258,788	$3,477,994	$4,450,000

Ratios to average net assets:[3]
Net investment income	5.36%	6.54%	7.19%	7.24%	6.69%
Expenses excluding specific expenses listed below	0.75%	0.74%	0.74%	0.71%	0.73%
Interest and fees from borrowings	0.13%	0.09%	0.08%	0.09%	0.10%
Interest and fees on short-term floating rate notes issued[4]	0.18%	0.17%	0.17%	0.25%	0.25%

Total expenses	1.06%	1.00%	0.99%	1.05%	1.08%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.06%	1.00%	0.99%	1.05%[5]	1.08%[5]

Portfolio turnover rate	29%	20%	16%	16%	18%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods less than one full year.

4. Interest and fee expense related to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate securities.

5. Waiver was less than 0.005%.

See accompanying Notes to Financial Statements.

65 OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

FINANCIAL HIGHLIGHTS Continued

Class B	Year Ended July 31, 2017	Year Ended July 31, 2016	Year Ended July 31, 2015	Year Ended July 31, 2014	Year Ended July 31, 2013

Per Share Operating Data
Net asset value, beginning of period	$7.41	$6.89	$7.04	$6.89	$7.53

Income (loss) from investment operations:
Net investment income[1]	0.35	0.41	0.46	0.45	0.45
Net realized and unrealized gain (loss)	(0.09)	0.52	(0.19)	0.14	(0.66)

Total from investment operations	0.26	0.93	0.27	0.59	(0.21)

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.37)	(0.41)	(0.42)	(0.44)	(0.43)

Net asset value, end of period	$7.30	$7.41	$6.89	$7.04	$6.89

Total Return, at Net Asset Value[2]	3.55%	14.14%	3.79%	8.89%	(3.12)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$15,244	$30,878	$49,792	$77,369	$107,602

Average net assets (in thousands)	$21,639	$37,720	$65,703	$90,234	$142,525

Ratios to average net assets:[3]
Net investment income	4.83%	5.84%	6.43%	6.49%	5.86%
Expenses excluding specific expenses listed below	1.47%	1.49%	1.50%	1.49%	1.56%
Interest and fees from borrowings	0.13%	0.09%	0.08%	0.09%	0.10%
Interest and fees on short-term floating rate notes issued[4]	0.18%	0.17%	0.17%	0.25%	0.25%

Total expenses	1.78%	1.75%	1.75%	1.83%	1.91%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.78%	1.75%	1.75%	1.83%[5]	1.91%[5]

Portfolio turnover rate	29%	20%	16%	16%	18%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods less than one full year.

4. Interest and fee expense related to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate securities.

5. Waiver was less than 0.005%.

See accompanying Notes to Financial Statements.

66 OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

Class C	Year Ended July 31, 2017	Year Ended July 31, 2016	Year Ended July 31, 2015	Year Ended July 31, 2014	Year Ended July 31, 2013

Per Share Operating Data
Net asset value, beginning of period	$7.35	$6.83	$6.99	$6.85	$7.48

Income (loss) from investment operations:
Net investment income[1]	0.33	0.41	0.46	0.44	0.45
Net realized and unrealized gain (loss)	(0.07)	0.53	(0.20)	0.14	(0.65)

Total from investment operations	0.26	0.94	0.26	0.58	(0.20)

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.37)	(0.42)	(0.42)	(0.44)	(0.43)

Net asset value, end of period	$7.24	$7.35	$6.83	$6.99	$6.85

Total Return, at Net Asset Value[2]	3.74%	14.13%	3.68%	8.84%	(2.94)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,301,304	$1,375,239	$1,234,906	$1,311,700	$1,463,567

Average net assets (in thousands)	$1,327,082	$1,289,508	$1,344,166	$1,337,849	$1,735,006

Ratios to average net assets:[3]
Net investment income	4.66%	5.80%	6.43%	6.49%	5.92%
Expenses excluding specific expenses listed below	1.47%	1.49%	1.50%	1.47%	1.50%
Interest and fees from borrowings	0.13%	0.09%	0.08%	0.09%	0.10%
Interest and fees on short-term floating rate notes issued[4]	0.18%	0.17%	0.17%	0.25%	0.25%

Total expenses	1.78%	1.75%	1.75%	1.81%	1.85%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.78%	1.75%	1.75%	1.81%[5]	1.85%[5]

Portfolio turnover rate	29%	20%	16%	16%	18%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods less than one full year.

4. Interest and fee expense related to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate securities.

5. Waiver was less than 0.005%.

See accompanying Notes to Financial Statements.

67 OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

FINANCIAL HIGHLIGHTS Continued

Class Y	Year Ended July 31, 2017	Year Ended July 31, 2016	Year Ended July 31, 2015	Year Ended July 31, 2014	Year Ended July 31, 2013

Per Share Operating Data
Net asset value, beginning of period	$7.37	$6.85	$7.00	$6.86	$7.50

Income (loss) from investment operations:
Net investment income[1]	0.39	0.47	0.52	0.50	0.52
Net realized and unrealized gain (loss)	(0.06)	0.53	(0.18)	0.14	(0.66)

Total from investment operations	0.33	1.00	0.34	0.64	(0.14)

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.44)	(0.48)	(0.49)	(0.50)	(0.50)

Net asset value, end of period	$7.26	$7.37	$6.85	$7.00	$6.86

Total Return, at Net Asset Value[2]	4.66%	15.10%	4.61%	9.96%	(2.19)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,334,351	$920,958	$692,717	$562,641	$472,068

Average net assets (in thousands)	$1,061,569	$804,978	$700,339	$501,364	$572,611

Ratios to average net assets:[3]
Net investment income	5.40%	6.68%	7.33%	7.36%	6.83%
Expenses excluding specific expenses listed below	0.57%	0.59%	0.59%	0.56%	0.59%
Interest and fees from borrowings	0.13%	0.09%	0.08%	0.09%	0.10%
Interest and fees on short-term floating rate notes issued[4]	0.18%	0.17%	0.17%	0.25%	0.25%

Total expenses	0.88%	0.85%	0.84%	0.90%	0.94%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.88%	0.85%	0.84%	0.90%	0.94%[5]

Portfolio turnover rate	29%	20%	16%	16%	18%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods less than one full year.

4. Interest and fee expense related to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate securities.

5. Waiver was less than 0.005%.

See accompanying Notes to Financial Statements.

68 OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS July 31, 2017

1. Organization

Oppenheimer Rochester High-Yield Municipal Fund (the “Fund”) is a separate series of Oppenheimer Multi-State Municipal Trust, a diversified, open-end management investment company registered under the Investment Company Act of 1940 (“1940 Act”), as amended. The Fund’s investment objective is to seek tax-free income. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI.

The Fund offers Class A, Class C and Class Y shares, and previously offered Class B shares for new purchase through June 29, 2012. Subsequent to that date, no new purchases of Class B shares are permitted, however reinvestment of dividend and/or capital gain distributions and exchanges of Class B shares into and from other Oppenheimer funds are allowed. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class C shares are sold, and Class B shares were sold, without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). Class Y shares are sold to certain institutional investors or intermediaries without either a front-end sales charge or a CDSC, however, the intermediaries may impose charges on their accountholders who beneficially own Class Y shares. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B and C shares have separate distribution and/or service plans under which they pay fees. Class Y shares do not pay such fees. Class B shares will automatically convert to Class A shares 72 months after the date of purchase.

The following is a summary of significant accounting policies followed in the Fund’s preparation of financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. GAAP, are recorded on the ex-dividend date. Income distributions, if any,

69 OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued

2. Significant Accounting Policies (Continued)

are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid annually or at other times as deemed necessary by the Manager.

Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair value of the securities received. Withholding taxes on foreign dividends, if any, and capital gains taxes on foreign investments, if any, have been provided for in accordance with the Fund’s understanding of the applicable tax rules and regulations. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdraft at a rate equal to the Prime Rate plus 0.35%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former Trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three preceding fiscal reporting period ends. The Fund has analyzed its tax positions for the fiscal year ended July 31, 2017, including open tax years, and does not believe there are any uncertain tax positions requiring recognition in the Fund’s financial statements.

The tax components of capital shown in the following table represent distribution

70 OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

2. Significant Accounting Policies (Continued)

requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

Undistributed Net Investment Income	Undistributed Long-Term Gain	Accumulated Loss Carryforward[1,2,3,4]	Net Unrealized Depreciation Based on cost of Securities and Other Investments for Federal Income Tax Purposes

$298,469,974	$—	$2,051,407,963	$812,991,290

1. At period end, the Fund had $2,051,407,963 of net capital loss carryforward available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions. Details of the capital loss carryforwards are included in the table below. Capital loss carryovers with no expiration, if any, must be utilized prior to those with expiration dates.

Expiring

2018	$915,944,693
2019	35,463,515
No expiration	1,099,999,755

Total	$2,051,407,963

2. During the reporting period, the Fund did not utilize any capital loss carryforward.

3. During the previous reporting period, the Fund utilized $17,180,805 of capital loss carryforward to offset capital gains realized in that fiscal year.

4. During the reporting period, $566,789,505 of unused capital loss carryforward expired.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains are determined in accordance with federal income tax requirements, which may differ from the character of net investment income or net realized gains presented in those financial statements in accordance with U.S. GAAP. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

Accordingly, the following amounts have been reclassified for the reporting period. Net assets of the Fund were unaffected by the reclassifications.

Reduction to Paid-in Capital	Increase to Accumulated Net Investment Income	Reduction to Accumulated Net Realized Loss on Investments

$567,915,819	$35,264,440	$532,651,379

The tax character of distributions paid during the reporting periods:

71 OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued

2. Significant Accounting Policies (Continued)

	Year Ended July 31, 2017	Year Ended July 31, 2016

Distributions paid from:
Exempt-interest dividends	$312,380,979	$330,474,963
Ordinary income	7,682,374	5,009,400

Total	$320,063,353	$335,484,363

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes at period end are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$6,806,154,940[1]

Gross unrealized appreciation	$384,170,429
Gross unrealized depreciation	(1,197,161,719)

Net unrealized depreciation	$(812,991,290)

1. The Federal tax cost of securities does not include cost of $546,589,319, which has otherwise been recognized for financial reporting purposes, related to bonds placed into trusts in conjunction with certain investment transactions. See the Inverse Floating Rate Securities note in Note 4.

Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Recent Accounting Pronouncement. In October 2016, the Securities and Exchange Commission (“SEC”) adopted amendments to rules under the Investment Company Act of 1940 (“final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. The final rules amend Regulation S-X and require funds to provide standardized, enhanced derivative disclosure in fund financial statements in a format designed for individual investors. The amendments to Regulation S-X also update the disclosures for other investments and investments in, and advances to affiliates and amend the rules regarding the general form and content of fund financial statements. The compliance date for the amendments to Regulation S-X is for reporting periods ended after August 1, 2017. The implementation of the rules will not have a material impact on the Fund’s financial statements.

3. Securities Valuation

The Fund calculates the net asset value of its shares as of 4:00 P.M. Eastern time, on each day

72 OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

3. Securities Valuation (Continued)

the New York Stock Exchange (the “Exchange”) is open for trading, except in the case of a scheduled early closing of the Exchange, in which case the Fund will calculate net asset value of the shares as of the scheduled early closing time of the Exchange.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a fair valuation for any security for which market quotations are not readily available. The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued primarily using unadjusted quoted market prices, when available, as supplied by third party pricing services or broker-dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Equity securities traded on a securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the official closing price on the principal exchange on which the security is traded, as identified by the Manager, prior to the time when the Fund’s assets are valued. If the official closing price is unavailable, the security is valued at the last sale price on the principal exchange on which it is traded, or if no sales occurred, the security is valued at the mean between the quoted bid and asked prices. Over-the-counter equity securities are valued at the last published sale price, or if no sales occurred, at the mean between the quoted bid and asked prices. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the time when the Fund’s assets are valued.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, short-term notes, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the bid and asked prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices. Pricing services generally price debt securities assuming orderly transactions of an institutional “round lot” size, but some trades may occur in smaller, “odd lot” sizes, sometimes at lower prices than institutional round lot trades. Standard inputs generally considered by third-party pricing vendors include reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, as well as other appropriate factors.

Loans are valued at the mean between the bid and asked prices utilizing evaluated prices obtained from third party pricing services or broker-dealers. Standard inputs generally considered by third-party pricing vendors include information obtained from market participants regarding broker-dealer price quotations.

Securities for which market quotations are not readily available or a significant event has occurred that would materially affect the value of the security, the security is fair valued

73 OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued

3. Securities Valuation (Continued)

either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Those standardized fair valuation methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager regularly compares prior day prices and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs may be used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts that are included in the Fund’s Statement of Assets and

74 OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

3. Securities Valuation (Continued)

Liabilities at period end based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Municipal Bonds and Notes
Alabama	$—	$231,725,394	$—	$231,725,394
Alaska	—	21,660,680	198,875	21,859,555
Arizona	—	68,411,009	4,102,307	72,513,316
Arkansas	—	—	3,355,896	3,355,896
California	—	858,025,943	20	858,025,963
Colorado	—	195,976,426	3,623,602	199,600,028
Connecticut	—	52,153,715	—	52,153,715
Delaware	—	7,542,426	—	7,542,426
District of Columbia	—	154,017,278	—	154,017,278
Florida	—	504,091,219	26,285,478	530,376,697
Georgia	—	95,097,382	—	95,097,382
Hawaii	—	2,416,557	—	2,416,557
Idaho	—	1,257,788	—	1,257,788
Illinois	—	372,735,026	15,707,402	388,442,428
Indiana	—	87,851,976	—	87,851,976
Iowa	—	22,615,169	107,300	22,722,469
Kansas	—	1,886,318	—	1,886,318
Kentucky	—	34,136,392	—	34,136,392
Louisiana	—	35,902,906	—	35,902,906
Maine	—	19,317,499	—	19,317,499
Maryland	—	4,359,880	807,409	5,167,289
Massachusetts	—	56,881,512	—	56,881,512
Michigan	—	145,491,635	—	145,491,635
Minnesota	—	38,899,424	—	38,899,424
Mississippi	—	12,351,800	—	12,351,800
Missouri	—	68,270,422	—	68,270,422
Montana	—	—	1,184,923	1,184,923
Nebraska	—	22,686,617	—	22,686,617
Nevada	—	8,056,464	—	8,056,464
New Hampshire	—	8,159,366	—	8,159,366
New Jersey	—	249,309,716	—	249,309,716
New Mexico	—	12,296,979	—	12,296,979
New York	—	593,229,639	—	593,229,639
North Carolina	—	12,673,405	—	12,673,405
Ohio	—	541,694,164	4	541,694,168
Oklahoma	—	8,535,816	—	8,535,816
Oregon	—	5,172,935	—	5,172,935
Pennsylvania	—	138,326,301	4,346,107	142,672,408
Rhode Island	—	19,087,260	—	19,087,260
South Carolina	—	29,968,129	13,521,799	43,489,928
South Dakota	—	1,391,285	—	1,391,285
Tennessee	—	27,304,887	—	27,304,887

75 OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued

3. Securities Valuation (Continued)

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Municipal Bonds and Notes (Continued)
Texas	$—	$607,110,583	$458	$607,111,041
Utah	—	25,036,866	—	25,036,866
Virginia	—	58,547,125	6,676,524	65,223,649
Washington	—	116,718,972	—	116,718,972
West Virginia	—	21,309,493	—	21,309,493
Wisconsin	—	207,914,022	37,800	207,951,822
U.S. Possessions	—	644,589,206	—	644,589,206
Corporate Bonds and Notes	—	—	5,328,000	5,328,000
Corporate Loans	—	—	1,790,000	1,790,000
Common Stocks	484,059	—	—	484,059

Total Assets	$484,059	$6,452,195,006	$87,073,904	$6,539,752,969

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

The table below shows the transfers between Level 2 and Level 3. The Fund’s policy is to recognize transfers in and transfers out as of the beginning of the reporting period.

	Transfers out of Level 2*	Transfers into Level 3*
Assets Table
Investments, at Value:
Municipal Bonds and Notes
Alaska	$(181,417)	$181,417
Arizona	(3,041,860)	3,041,860
Florida	(1,111,327)	1,111,327
Illinois	(10,481,571)	10,481,571
Iowa	(127,542)	127,542
Maryland	(769,327)	769,327
Corporate Bonds and Notes	(2,904,450)	2,904,450

Total Assets	$(18,617,494)	$18,617,494

* Transferred from Level 2 to Level 3 because of the lack of observable market data due to a decrease in market activity for these securities.

The following is a reconciliation of assets in which significant unobservable inputs (level 3) were used in determining fair value:

76 OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

3. Securities Valuation (Continued)

		Value as of July 31, 2016	Realized gain (loss)	Change in unrealized appreciation/ depreciation	Accretion/ (amortization) of premium/ discount[a]
Assets Table
Investments, at Value:
Municipal Bonds and Notes
Alaska		$54,975	$—	$(37,374)	$(143)
Arizona		1,147,646	—	(86,710)	(489)
Arkansas		3,357,081	—	(1,185)	—
California		20	—	—	—
Colorado		5,227,731	—	(2,310,882)	706,753
Florida		21,139,065	31,767	3,494,452	798,867
Illinois		12,502,117	—	(4,281,286)	—
Iowa		—	—	(20,242)	—
Louisiana		1,771,441	(3,024,810)	1,334,774	122,818
Maryland		—	—	(15,403)	53,485
Montana		1,186,169	—	(23,326)	22,080
Ohio		—	—	—	—
Pennsylvania		1,044,881	—	3,301,226	—
South Carolina		13,881,542	42,329	(68,023)	5,951
Texas		7,662,359	—	(3,006,901)	—
Virginia		6,676,492	—	(51,067)	51,099
Wisconsin		38,600	—	(800)	—
Corporate Bonds and Notes		—	—	(606,450)	—
Corporate Loans		13,475,000	—	(11,685,000)	—

Total Assets		$89,165,119	$(2,950,714)	$(14,064,197)	$1,760,421

a. Included in net investment income.

	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Value as of July 31, 2017
Assets Table
Investments, at Value:
Municipal Bonds and Notes
Alaska	$—	$—	$181,417	$—	$198,875
Arizona	—	—	3,041,860	—	4,102,307
Arkansas	—	—	—	—	3,355,896
California	—	—	—	—	20
Colorado	—	—	—	—	3,623,602
Florida	—	(290,000)	1,111,327	—	26,285,478
Illinois	—	(2,995,000)	10,481,571	—	15,707,402
Iowa	—	—	127,542	—	107,300
Louisiana	—	(204,223)	—	—	—
Maryland	—	—	769,327	—	807,409
Montana	—	—	—	—	1,184,923
Ohio	4	—	—	—	4
Pennsylvania	—	—	—	—	4,346,107
South Carolina	—	(340,000)	—	—	13,521,799
Texas	—	(4,655,000)	—	—	458

77 OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued

3. Securities Valuation (Continued)

	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Value as of July 31, 2017
Assets Table Continued
Municipal Bonds and Notes (Continued)
Virginia	$—	$—	$—	$—	$6,676,524
Wisconsin	—	—	—	—	37,800
Corporate Bonds and
Notes	3,030,000	—	2,904,450	—	5,328,000
Corporate Loans	—	—	—	—	1,790,000

Total Assets	$3,030,004	$(8,484,223)	$18,617,494	$—	$87,073,904

The total change in unrealized appreciation/depreciation included in the Statement of Operations attributable to Level 3 investments still held at period end:

Change in unrealized appreciation/ depreciation
Assets Table
Investments, at Value:
Municipal Bonds and Notes
Alaska	$(37,374)
Arizona	(86,710)
Arkansas	(1,185)
Colorado	(2,310,882)
Florida	3,494,452
Illinois	(4,281,286)
Iowa	(20,242)
Maryland	(15,403)
Montana	(23,326)
Pennsylvania	3,301,226
South Carolina	(68,023)
Texas	(3,457,924)
Virginia	(51,067)
Wisconsin	(800)
Corporate Bonds and Notes	(606,450)
Corporate Loans	(11,685,000)

Total Assets	$(15,849,994)

The following table summarizes the valuation techniques and significant unobservable inputs used in determining fair value measurements for those investments classified as Level 3 at period end:

78 OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

3. Securities Valuation (Continued)

	Value as of July 31, 2017	Valuation Technique	Unobservable Input	Range of Unobservable Inputs	Unobservable Input Used
Assets Table
Investments, at Value:
Municipal Bonds and Notes
Alaska	$198,875	Pricing service	N/A	N/A	N/A (a)
Arizona	4,102,307	Pricing service	N/A	N/A	N/A (a)
Arkansas	3,355,896	Pricing service	N/A	N/A	N/A (a)
California	20	Pricing service	N/A	N/A	N/A (a)
Colorado	3,623,602	Pricing service	N/A	N/A	N/A (a)
Florida	26,285,478	Pricing service	N/A	N/A	N/A (a)
Illinois	15,707,402	Pricing service	N/A	N/A	N/A (a)
Iowa	107,300	Pricing service	N/A	N/A	N/A (a)
Maryland	807,409	Pricing service	N/A	N/A	N/A (a)
Montana	1,184,923	Pricing service	N/A	N/A	N/A (a)
Ohio	4	Pricing service	N/A	N/A	N/A (a)
Pennsylvania	4,346,107	Pricing service	N/A	N/A	N/A (a)
South Carolina	13,521,799	Pricing service	N/A	N/A	N/A (a)
Texas	458	Pricing service	N/A	N/A	N/A (a)
Virginia	6,676,524	Pricing service	N/A	N/A	N/A (a)
Wisconsin	37,800	Pricing service	N/A	N/A	N/A (a)
		Discount to expected recovery	Discounted rate Expected recovery	N/A	10% (b)
Corporate Bond and Note	5,328,000	proceeds	proceeds	N/A	100% of par
Corporate Loans	1,790,000	Expected recovery proceeds	Expected recovery proceeds	$1.79 Million	$1.79 Million (c)

Total	$87,073,904

(a) Securities classified as Level 3 whose unadjusted values were provided by a pricing service and for which such inputs are unobservable. The Manager periodically reviews pricing vendor methodologies and inputs to confirm they are determined using unobservable inputs and have been appropriately classified. Such securities’ fair valuations could change significantly based on changes in unobservable inputs used by the pricing service.

(b) The Fund fair values certain corporate bonds at a discount to the expected recovery value to reflect uncertainty and illiquidity. The Manager monitors such investments for additional market information or the occurrence of a significant event which would warrant a re-evaluation of the security’s fair valuation. A significant increase (decrease) to the discount rate or a significant decrease (increase) to the expected recovery value will result in a significant decrease (increase) to the fair value of the investment.

(c) The Fund fair values certain corporate loans at the expected recovery proceeds. The Manager monitors such investments for additional market information or the occurrence of a significant event which would warrant a re-evaluation of the security’s fair valuation. A significant decrease (increase) to the expected recovery value will result in a significant decrease (increase) to the fair value of the investment.

4. Investments and Risks

Inverse Floating Rate Securities. The Fund invests in inverse floating rate securities that pay interest at a rate that varies inversely with short-term interest rates. Because inverse floating rate securities are leveraged instruments, the value of an inverse floating rate security

79 OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued

4. Investments and Risks (Continued)

will change more significantly in response to changes in interest rates and other market fluctuations than the market value of a conventional fixed-rate municipal security of similar maturity and credit quality, including the municipal bond underlying an inverse floating rate security.

An inverse floating rate security is created as part of a financial transaction referred to as a “tender option bond” transaction. In most cases, in a tender option bond transaction the Fund sells a fixed-rate municipal bond (the “underlying municipal bond”) to a trust (the “Trust”). The Trust then issues and sells short-term floating rate securities with a fixed principal amount representing a senior interest in the underlying municipal bond to third parties and a residual, subordinate interest in the underlying municipal bond (referred to as an “inverse floating rate security”) to the Fund. The interest rate on the short-term floating rate securities resets periodically, usually weekly, to a prevailing market rate and holders of these securities are granted the option to tender their securities back to the Trust for repurchase at their principal amount plus accrued interest thereon (the “purchase price”) periodically, usually daily or weekly. A remarketing agent for the Trust is required to attempt to re-sell any tendered short-term floating rate securities to new investors for the purchase price. If the remarketing agent is unable to successfully re-sell the tendered short-term floating rate securities, a liquidity provider to the Trust must contribute cash to the Trust to ensure that the tendering holders receive the purchase price of their securities on the repurchase date.

Because holders of the short-term floating rate securities are granted the right to tender their securities to the Trust for repurchase at frequent intervals for the purchase price, with such payment effectively guaranteed by the liquidity provider, the securities generally bear short-term rates of interest commensurate with money market instruments. When interest is paid on the underlying municipal bond to the Trust, such proceeds are first used to pay the Trust’s administrative expenses and accrued interest to holders of the short-term floating rate securities, with any remaining amounts being paid to the Fund, as the holder of the inverse floating rate security. Accordingly, the amount of such interest on the underlying municipal bond paid to the Fund is inversely related to the rate of interest on the short-term floating rate securities. Additionally, because the principal amount of the short-term floating rate securities is fixed and is not adjusted in response to changes in the market value of the underlying municipal bond, any change in the market value of the underlying municipal bond is reflected entirely in a change to the value of the inverse floating rate security.

Typically, the terms of an inverse floating rate security grant certain rights to the Fund, as holder. For example, the Fund typically has the right upon request to require that the Trust compel a tender of the short-term floating rate securities to facilitate the Fund’s acquisition of the underlying municipal bond. Following such a request, the Fund pays the Trust the purchase price of the short-term floating rate securities and a specified portion of any market value gain on the underlying municipal bond since its deposit into the Trust, which the Trust uses to redeem the short-term floating rate securities. The Trust then distributes the underlying municipal bond to the Fund. Through the exercise of this right, the Fund can voluntarily terminate or “collapse” the Trust, terminate its investment in the related inverse floating rate security and obtain the underlying municipal bond. Additionally, the Fund also typically has

80 OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

4. Investments and Risks (Continued)

the right to exchange with the Trust (i) a principal amount of short-term floating rate securities held by the Fund for a corresponding additional principal amount of the inverse floating rate security or (ii) a principal amount of the inverse floating rate security held by the Fund for a corresponding additional principal amount of short-term floating rate securities (which are typically then sold to other investors). Through the exercise of this right, the Fund may increase (or decrease) the principal amount of short-term floating rate securities outstanding, thereby increasing (or decreasing) the amount of leverage provided by the short-term floating rate securities to the Fund’s investment exposure to the underlying municipal bond.

The Fund’s investments in inverse floating rate securities involve certain risks. As short-term interest rates rise, an inverse floating rate security produces less current income (and, in extreme cases, may pay no income) and as short-term interest rates fall, an inverse floating rate security produces more current income. Thus, if short-term interest rates rise after the issuance of the inverse floating rate security, any yield advantage is reduced or eliminated. All inverse floating rate securities entail some degree of leverage represented by the outstanding principal amount of the related short-term floating rate securities, relative to the par value of the underlying municipal bond. The value of, and income earned on, an inverse floating rate security that has a higher degree of leverage will fluctuate more significantly in response to changes in interest rates and to changes in the market value of the related underlying municipal bond than that of an inverse floating rate security with a lower degree of leverage, and is more likely to be eliminated entirely under adverse market conditions. Changes in the value of an inverse floating rate security will also be more significant than changes in the market value of the related underlying municipal bond because the leverage provided by the related short-term floating rate securities increases the sensitivity of an inverse floating rate security to changes in interest rates and to the market value of the underlying municipal bond. An inverse floating rate security can be expected to underperform fixed-rate municipal bonds when the difference between long-term and short-term interest rates is decreasing (or is already small) or when long-term interest rates are rising, but can be expected to outperform fixed-rate municipal bonds when the difference between long-term and short-term interest rates is increasing (or is already large) or when long-term interest rates are falling. Additionally, a tender option bond transaction typically provides for the automatic termination or “collapse” of a Trust upon the occurrence of certain adverse events, usually referred to as “mandatory tender events” or “tender option termination events.” These events may include, among others, a credit ratings downgrade of the underlying municipal bond below a specified level, a decrease in the market value of the underlying municipal bond below a specified amount, a bankruptcy of the liquidity provider or the inability of the remarketing agent to resell to new investors short-term floating rate securities that have been tendered for repurchase by holders thereof. Following the occurrence of such an event, the underlying municipal bond is generally sold for current market value and the proceeds distributed to holders of the short-term floating rate securities and inverse floating rate security, with the holder of the inverse floating rate security (the Fund) generally receiving the proceeds of such sale only after the holders of the short-term floating rate securities have received proceeds equal to the purchase price of their securities (and the liquidity provider is generally required to contribute cash to

81 OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued

4. Investments and Risks (Continued)

the Trust only in an amount sufficient to ensure that the holders of the short-term floating rate securities receive the purchase price of their securities in connection with such termination of the Trust). Following the occurrence of such events, the Fund could potentially lose the entire amount of its investment in the inverse floating rate security.

Finally, the Fund may enter into shortfall/reimbursement agreements with the liquidity provider of certain tender option bond transactions in connection with certain inverse floating rate securities held by the Fund. These agreements commit the Fund to reimburse the liquidity provider to the extent that the liquidity provider must provide cash to a Trust, including following the termination of a Trust resulting from the occurrence of a “mandatory tender event.” In connection with the occurrence of such an event and the termination of the Trust triggered thereby, the shortfall/reimbursement agreement will make the Fund liable for the amount of the negative difference, if any, between the liquidation value of the underlying municipal bond and the purchase price of the short-term floating rate securities issued by the Trust. Under the standard terms of a tender option bond transaction, absent such a shortfall/ reimbursement agreement, the Fund, as holder of the inverse floating rate security, would not be required to make such a reimbursement payment to the liquidity provider. The Manager monitors the Fund’s potential exposure with respect to these agreements on a daily basis and intends to take action to terminate the Fund’s investment in related inverse floating rate securities, if it deems it appropriate to do so. At period end, the Fund’s maximum exposure under such agreements is estimated at $254,740,000.

When the Fund creates an inverse floating rate security in a tender option bond transaction by selling an underlying municipal bond to a Trust, the transaction is considered a secured borrowing for financial reporting purposes. As a result of such accounting treatment, the Fund includes the underlying municipal bond on its Statement of Investments and as an asset on its Statement of Assets and Liabilities (but does not separately include the related inverse floating rate security on either). The Fund also includes a liability on its Statement of Assets and Liabilities equal to the outstanding principal amount and accrued interest on the related short-term floating rate securities issued by the Trust. Interest on the underlying municipal bond is recorded as investment income on the Fund’s Statement of Operations, while interest payable on the related short-term floating rate securities is recorded as interest expense. At period end, municipal bond holdings with a value of $818,164,034 shown on the Fund’s Statement of Investments are held by such Trusts and serve as the underlying municipal bonds for the related $522,985,000 in short-term floating rate securities issued and outstanding at that date.

At period end, the inverse floating rate securities associated with tender option bond transactions accounted for as secured borrowings were as follows:

Principal Amount	Inverse Floater[1]	Coupon Rate[2]	Maturity Date	Value

$ 2,490,000	Allen County, OH Hospital Facilities (Mercy Health) Tender Option Bond Series 2015 XF-0235 Trust	12.894%	6/1/38	$3,208,390

82 OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

4. Investments and Risks (Continued)

Principal Amount	Inverse Floater[1]	Coupon Rate[2]	Maturity Date	Value

$ 3,750,000	CA Health Facilities Financing Authority (SJHS/SJHCN/SJHE/SJHO/SJHosp/SMMCtr/MHRMC/QVMCNC Obligated Group) Tender Option Bond Series 2016-XF0330 Trust	18.713%	7/1/39	$5,027,250
3,855,000	CA Health Facilities Financing Authority Tender Option Bond Series 2015-XF2104 Trust[3]	15.549	7/1/39	5,168,013
5,000,000	CA Infrastructure and Economic Devel. (Sanford Consortium) Tender Option Bond Series 2016- XF0335 Trust	7.232	5/15/40	6,110,600
8,640,000	CA State University Tender Option Bond Series 2017-XF0554 Trust	10.203	11/1/47	13,269,053
7,175,000	CO Health Facilities Authority (Sisters of Charity of Leavenworth Health System) Tender Option Bond Series 2015 XF0239 Trust	7.231	7/1/36	8,758,953
2,525,000	Detroit, MI City School District Tender Option Bond Series 2015 XF-0241 Trust[3]	15.442	11/1/23	4,929,305
4,675,000	Douglas County, NE Hospital Authority Tender Option Bond Series 2015-XF2132 Trust[3]	16.706	11/1/48	5,881,571
7,280,000	Fulton County, GA Devel. Authority (PHC/FCommH/PHosp/PMSH/PNH/ PMCC/PClinic/PHlthCF/PHI/PHIP/PHHosp Obligated Group) Tender Option Bond Series 2015-XF0024 Trust	12.870	6/15/29	9,483,292
3,465,000	Fulton County, GA Devel. Authority (PHC/FCommH/PHosp/PMSH/PNH/PMCC/PClinic/PHlthCF/PHI/PHIP/PHHosp Obligated Group) Tender Option Bond Series 2015-XF0024-2 Trust	13.645	6/15/37	4,569,573
680,000	Fulton County, GA Devel. Authority (PHC/FCommH/PHosp/PMSH/PNH/PMCC/PClinic/PHlthCF/PHI/PHIP/PHHosp Obligated Group) Tender Option Bond Series 2015-XF0024-3 Trust	13.587	6/15/29	898,736
2,875,000	Geisinger, PA Authority (Geisinger Health System) Tender Option Bond Series 2015 XF-0040 Trust	13.760	6/1/39	3,771,770
5,000,000	Grand Parkway, TX Transportation Corp. Tender Option Bond Series 2015-XF2034 Trust[3]	7.195	4/1/53	6,423,200
5,000,000	IL Finance Authority (AHCN/ANSHN/ACMC/ AH&HC Obligated Group) Tender Option Bond Series 2015-XF0023 Trust	14.620	4/1/44	6,361,600
4,345,000	IL Finance Authority (AHCN/ANSHN/ACMC/ AH&HC Obligated Group) Tender Option Bond Series 2015-XF0023-2 Trust	14.200	4/1/44	5,478,133
2,750,000	IL Finance Authority (AHCN/ANSHN/ACMC/ AH&HC Obligated Group) Tender Option Bond Series 2015-XF0023-3 Trust	14.193	4/1/44	3,467,337
2,500,000	IL Finance Authority (AHCN/ANSHN/ACMC/ AH&HC Obligated Group) Tender Option Bond Series 2015-XF0023-4 Trust	14.205	4/1/44	3,152,200

83 OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued

4. Investments and Risks (Continued)

Principal Amount	Inverse Floater[1]	Coupon Rate[2]	Maturity Date	Value

$ 2,200,000	IL Finance Authority (AHCN/ANSHN/ACMC/ AH&HC Obligated Group) Tender Option Bond Series 2015-XF0023-5 Trust	14.179%	4/1/44	$2,773,870
1,250,000	IL Finance Authority (AHCN/ANSHN/ACMC/ AH&HC Obligated Group) Tender Option Bond Series 2015-XF0023-6 Trust	14.193	4/1/44	1,576,125
3,125,000	IL Finance Authority (CDHS/CDHA Obligated Group) Tender Option Bond Series 2015-XF0025 Trust	14.626	11/1/39	4,288,125
1,250,000	IL Finance Authority (CDHS/CDHA Obligated Group) Tender Option Bond Series 2015-XF0025-2 Trust	14.193	11/1/39	1,685,100
3,500,000	KY EDFA (BHS/BHP/BHL/BHCor/BHLex/BHlthL Obligated Group) Tender Option Bond Series 2015-XF2011 Trust[3]	13.379	8/15/24	4,102,140
7,985,000	Los Angeles, CA Dept. of Airports (Los Angeles International Airport) Tender Option Bond Series 2015 XF-0041 Trust	14.013	5/15/30	8,983,125
1,250,000	Los Angeles, CA Dept. of Water & Power Tender Option Bond Series 2015 XF-0039 Trust	12.894	7/1/34	1,525,500
7,000,000	Los Angeles, CA Dept. of Water & Power Tender Option Bond Series 2017-XF0556 Trust	13.055	7/1/35	11,136,790
5,980,000	MA HFA Tender Option Bond Series 2015-XF2150 Trust[3]	7.837	12/1/42	6,757,041
2,500,000	Miami-Dade County, FL School Board Tender Option Bond Series 2015-XF2117 Trust[3]	13.666	2/1/27	3,141,700
2,500,000	Miami-Dade County, FL School Board Tender Option Bond Series 2015-XF2117-2 Trust[3]	12.800	2/1/27	3,104,600
12,500,000	Miami-Dade County, FL School Board Tender Option Bond Series 2015-XF2117-3 Trust[3]	14.099	2/1/34	15,801,500
2,500,000	Montgomery County, OH (Miami Valley Hospital) Tender Option Bond Series 2015-XF0029 Trust	15.103	11/15/23	3,788,200
9,500,000	North Central TX HFDC (CMCD/CMCtrF Obligated Group) Tender Option Bond Series 2015-XF0034 Trust	15.685	8/15/39	12,562,800
4,000,000	North TX Tollway Authority Tender Option Bond Series 2015-XF2036 Trust[3]	15.549	1/1/48	4,311,680
1,480,000	North TX Tollway Authority Tender Option Bond Series 2015-XF2037 Trust[3]	15.189	1/1/48	1,595,322
3,240,000	NYC Municipal Water Finance Authority Tender Option Bond Series 2015-XF2151 Trust[3]	15.735	6/15/40	3,805,218
25,000,000	NYC Transitional Finance Authority (Future Tax) Tender Option Bond Series 2015 XF-2472 Trust[3]	10.220	5/1/42	38,150,500
3,335,000	NYS DA (State Personal Income Tax Authority) Tender Option Bond Series 2017-XF0555 Trust	10.139	2/15/37	5,089,777
18,695,000	NYS Liberty Devel. Corp. Tender Option Bond Series 2015-XF2146 Trust[3]	7.465	1/15/44	21,793,696
2,500,000	San Jacinto, TX Community College District Tender Option Bond Series 2015-XF2010 Trust[3]	13.383	2/15/38	2,729,700

84 OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

4. Investments and Risks (Continued)

Principal Amount	Inverse Floater[1]	Coupon Rate[2]	Maturity Date	Value

$ 1,985,000	Tarrant County, TX Cultural Education Facilities Finance Corp. Tender Option Bond Series 2015-XF2057 Trust[3]	14.941%	11/15/29	$2,477,201
8,150,000	Tarrant County, TX Cultural Education Facilities Finance Corp. Tender Option Bond Series 2015-XF2057-2 Trust[3]	16.682	11/15/29	10,380,492
6,750,000	Tarrant County, TX Health Facilities Devel. Corp. (CCMCtr/CCHCS/CCPN/WICF Obligated Group) Tender Option Bond Series 2015-XF0028 Trust	7.176	12/1/33	7,826,220
375,000	Tes Properties, WA Tender Option Bond Series 2015-XF0038 Trust	14.446	12/1/29	499,590
3,000,000	Tes Properties, WA Tender Option Bond Series 2015-XF0038-2 Trust	14.879	12/1/38	4,023,960
8,705,000	WA Health Care Facilities Authority (Peacehealth) Tender Option Bond Series 2015 XF-0042 Trust	6.946	11/1/28	9,822,896
4,520,000	WA Health Care Facilities Authority Tender Option Bond Series 2015-XF2035 Trust[3]	16.601	10/1/36	5,487,190

				$295,179,034

1. For a list of abbreviations used in the Inverse Floater table see the Portfolio Abbreviations table at the end of the Statement of Investments.

2. Represents the current interest rate for the inverse floating rate security.

3. Represents an inverse floating rate security that is subject to a shortfall/reimbursement agreement.

The Fund may also purchase an inverse floating rate security created as part of a tender option bond transaction not initiated by the Fund when a third party, such as a municipal issuer or financial institution, transfers an underlying municipal bond to a Trust. For financial reporting purposes, the Fund includes the inverse floating rate security related to such transaction on its Statement of Investments and as an asset on its Statement of Assets and Liabilities, and interest on the security is recorded as investment income on the Fund’s Statement of Operations.

The Fund may invest in inverse floating rate securities with any degree of leverage (as measured by the outstanding principal amount of related short-term floating rate securities). However, the Fund may only expose up to 35% of its total assets to the effects of leverage from its investments in inverse floating rate securities. This limitation is measured by comparing the aggregate principal amount of the short-term floating rate securities that are related to the inverse floating rate securities held by the Fund to the total assets of the Fund. The Fund’s exposure to the effects of leverage from its investments in inverse floating rate securities amounts to $522,985,000 or 7.90% of its total assets at period end.

Loans. The Fund invests in loans made to U.S. and foreign borrowers that are corporations, partnerships or other business entities. The Fund will do so directly as an original lender or by assignment or indirectly through participation agreements or certain derivative instruments. While many of these loans will be collateralized, the Fund can also invest in uncollateralized loans. Loans are often issued in connection with recapitalizations, acquisitions, leveraged

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NOTES TO FINANCIAL STATEMENTS Continued

4. Investments and Risks (Continued)

buyouts, and refinancing of borrowers. The loans often pay interest at rates that float above (or are adjusted periodically based on) a benchmark that reflects current interest rates although the Fund can also invest in loans with fixed interest rates.

Securities on a When-Issued or Delayed Delivery Basis. The Fund may purchase securities on a “when-issued” basis, and may purchase or sell securities on a “delayed delivery” basis. “When-issued” or “delayed delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Fund’s net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.

At period end, the Fund had purchased securities issued on a when-issued or delayed delivery basis and sold securities issued on a delayed delivery basis as follows:

When-Issued or Delayed Delivery Basis Transactions

Purchased securities	$56,170,281
Sold securities	3,204,965

Equity Security Risk. Stocks and other equity securities fluctuate in price. The value of the Fund’s portfolio may be affected by changes in the equity markets generally. Equity markets may experience significant short-term volatility and may fall sharply at times. Different markets may behave differently from each other and U.S. equity markets may move in the opposite direction from one or more foreign stock markets. Adverse events in any part of the equity or fixed-income markets may have unexpected negative effects on other market segments.

The prices of individual equity securities generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company’s securities. These factors may include, but are not limited to, poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company’s sector or industry, or changes in government regulations affecting the company or its industry.

Credit Risk. The Fund invests in high-yield, non-investment-grade bonds, which may be subject to a greater degree of credit risk. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. The Fund may acquire securities

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4. Investments and Risks (Continued)

that have missed an interest payment, and is not obligated to dispose of securities whose issuers or underlying obligors subsequently miss an interest payment.

In June 2016, Congress passed the Puerto Rico Oversight, Management, and Economic Stability Act (“PROMESA”). PROMESA established a federally-appointed fiscal oversight board (the “Oversight Board”) to oversee Puerto Rico’s financial operations and allows the Oversight Board to file cases on behalf of the Commonwealth of Puerto Rico or one of its instrumentalities to restructure debt and other obligations of the relevant entity in a “Title III” proceeding. Title III incorporates many provisions of the federal Bankruptcy Code for U.S. territories, and incorporates legal mechanisms for a litigation stay and restructuring of pension and debt obligations, among other provisions. In early May 2017, Title III petitions were filed for the Commonwealth of Puerto Rico and the Puerto Rico Sales Tax Financing Corporation (“COFINA”), two of the largest issuers of Puerto Rico debt. Title III petitions for Puerto Rico Highways & Transportation Authority (“PRHTA”) and Puerto Rico Electric Power Authority (“PREPA”) were subsequently filed in mid-May and early July, respectively. Title III petitions for additional Puerto Rican instrumentalities are expected to be filed. These restructuring proceedings create uncertainty as to the treatment of claims of varying degrees of seniority and the levels and priorities of payment from the affected entities.

Information concerning securities not accruing interest at period end is as follows:

Cost	$1,101,585,649
Market Value	$543,578,987
Market Value as % of Net Assets	9.32%

Concentration Risk. The Fund invests a large percentage of its total assets in obligations of issuers within its respective state and U.S. territories. Risks may arise from geographic concentration in any state, commonwealth or territory, such as Puerto Rico, the U.S. Virgin Islands, Guam or the Northern Mariana Islands. Certain economic, regulatory or political developments occurring in the state, commonwealth or territory such as ongoing developments in Puerto Rico may impair the ability of certain issuers of municipal securities to pay principal and interest on their obligations.

5. Market Risk Factors

The Fund’s investments in securities and/or financial derivatives may expose the Fund to various market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer of debt to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield debt securities are subject to credit risk to a greater extent than lower-yield, higher-quality securities.

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NOTES TO FINANCIAL STATEMENTS Continued

5. Market Risk Factors (Continued)

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

6. Shares of Beneficial Interest

The Fund has authorized an unlimited number of no par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Year Ended July 31, 2017		Year Ended July 31, 2016
	Shares	Amount	Shares	Amount
Class A
Sold	115,327,306	$828,957,347	86,452,000	$611,505,576
Dividends and/or distributions reinvested	21,456,702	154,850,971	23,193,253	163,980,260
Redeemed	(138,859,277)	(999,017,491)	(102,437,853)	(723,546,514)
Net increase (decrease)	(2,075,269)	$(15,209,173)	7,207,400	$51,939,322

Class B
Sold	33,669	$246,689	160,607	$1,148,292
Dividends and/or distributions reinvested	141,531	1,026,583	280,246	1,984,560
Redeemed	(2,256,625)	(16,359,458)	(3,499,569)	(24,667,510)
Net decrease	(2,081,425)	$(15,086,186)	(3,058,716)	$(21,534,658)

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6. Shares of Beneficial Interest (Continued)

	Year Ended July 31, 2017		Year Ended July 31, 2016
	Shares	Amount	Shares	Amount
Class C
Sold	31,846,432	$228,909,131	35,755,468	$252,677,043
Dividends and/or distributions reinvested	7,923,676	56,947,446	8,620,150	60,682,555
Redeemed	(47,160,297)	(336,919,398)	(37,865,695)	(266,692,670)
Net increase (decrease)	(7,390,189)	$(51,062,821)	6,509,923	$46,666,928

Class Y
Sold	110,295,897	$792,134,437	60,869,249	$430,204,335
Dividends and/or distributions reinvested	7,331,489	52,954,175	6,115,406	43,218,178
Redeemed	(58,811,699)	(420,286,987)	(43,086,261)	(303,217,909)
Net increase	58,815,687	$424,801,625	23,898,394	$170,204,604

7. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the reporting period were as follows:

	Purchases	Sales

Investment securities	$2,437,576,456	$1,785,838,532

8. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule

Up to $200 million	0.60%
Next $100 million	0.55
Next $200 million	0.50
Next $250 million	0.45
Next $250 million	0.40
Next $10 billion	0.35
Over $11 billion	0.34

The Fund’s effective management fee for the reporting period was 0.37% of average annual net assets before any applicable waivers.

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the investment management fee collected by the Manager from the Fund, which shall be calculated after any investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

Transfer Agent Fees. OFI Global (the “Transfer Agent”) serves as the transfer and

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NOTES TO FINANCIAL STATEMENTS Continued

8. Fees and Other Transactions with Affiliates (Continued)

shareholder servicing agent for the Fund. The Fund pays the Transfer Agent a fee based on annual net assets, which shall be calculated after any applicable fee waivers. Fees incurred and average net assets for each class with respect to these services are detailed in the Statement of Operations and Financial Highlights, respectively.

Sub-Transfer Agent Fees. The Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI (the “Sub-Transfer Agent”), to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Trustees’ Compensation. The Fund has adopted an unfunded retirement plan (the “Plan”) for the Fund’s Independent Trustees. Benefits are based on years of service and fees paid to each Trustee during their period of service. The Plan was frozen with respect to adding new participants effective December 31, 2006 (the “Freeze Date”) and existing Plan Participants as of the Freeze Date will continue to receive accrued benefits under the Plan. Active Independent Trustees as of the Freeze Date have each elected a distribution method with respect to their benefits under the Plan. During the reporting period, the Fund’s projected benefit obligations, payments to retired Trustees and accumulated liability were as follows:

Projected Benefit Obligations Increased	$—
Payments Made to Retired Trustees	36,410
Accumulated Liability as of July 31, 2017	263,150

The Fund’s Board of Trustees (“Board”) has adopted a compensation deferral plan for Independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of Trustees’ fees under the plan will not affect the net assets of the Fund and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.

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8. Fees and Other Transactions with Affiliates (Continued)

Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.15% of the daily net assets of Class A shares of the Fund. Effective April 1, 2017, this rate changed to 0.25%. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

Distribution and Service Plans for Class B and Class C Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class B and Class C shares pursuant to Rule 12b-1 under the 1940 Act to compensate the Distributor for distributing those share classes, maintaining accounts and providing shareholder services. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class B and Class C shares’ daily net assets. The Fund also pays a service fee under the Plans at an annual rate of 0.15% of daily net assets. The Plans continue in effect from year to year only if the Fund’s Board of Trustees votes annually to approve their continuance at an in person meeting called for that purpose. Fees incurred by the Fund under the Plans are detailed in the Statement of Operations.

Sales Charges. Front-end sales charges and CDSC do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

Year Ended	Class A Front-End Sales Charges Retained by Distributor	Class A Contingent Deferred Sales Charges Retained by Distributor	Class B Contingent Deferred Sales Charges Retained by Distributor	Class C Contingent Deferred Sales Charges Retained by Distributor

July 31, 2017	$685,866	$76,794	$19,150	$170,391

9. Borrowings and Other Financing

Borrowings. The Fund can borrow money from banks in amounts up to one third of its total assets (including the amount borrowed) less all liabilities and indebtedness other than borrowings (meaning that the value of those assets must be at least 300% of the amount borrowed). The Fund can use those borrowings for investment-related purposes such as purchasing portfolio securities. The Fund also may borrow to meet redemption obligations or

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NOTES TO FINANCIAL STATEMENTS Continued

9. Borrowings and Other Financing (Continued)

for temporary and emergency purposes. When the Fund invests borrowed money in portfolio securities, it is using a speculative investment technique known as leverage and changes in the value of the Fund’s investments will have a larger effect on its share price than if it did not borrow because of the effect of leverage.

The Fund can also use the borrowings for other investment-related purposes, including in connection with the Fund’s inverse floater investments as discussed in Note 4. The Fund may use the borrowings to reduce the leverage amount of, or unwind or “collapse” trusts that issued “inverse floaters” owned by the Fund, or in circumstances in which the Fund has entered into a shortfall and forbearance agreement with the sponsor of the inverse floater trust to meet the Fund’s obligation to reimburse the sponsor of the inverse floater for the difference between the liquidation value of the underlying bond and the amount due to holders of the short-term floating rate notes issued by the Trust. See the discussion in Note 4 (Inverse Floating Rate Securities) for additional information.

The Fund will pay interest and may pay other fees in connection with loans. If the Fund does borrow, it will be subject to greater expenses than funds that do not borrow. The interest on borrowed money and the other fees incurred in conjunction with loans are an expense that might reduce the Fund’s yield and return. Expenses incurred by the Fund with respect to interest on borrowings and commitment fees are disclosed separately or as other expenses on the Statement of Operations.

The Fund entered into a Revolving Credit and Security Agreement (the “Agreement”) with conduit lenders and Citibank N.A. which enables it to participate with certain other Oppenheimer funds in a committed, secured borrowing facility that permits borrowings of up to $2.5 billion, collectively, by the Oppenheimer Rochester Funds. To secure the loan, the Fund pledges investment securities in accordance with the terms of the Agreement. Securities held in collateralized accounts to cover these borrowings are noted in the Statement of Investments. Interest is charged to the Fund, based on its borrowings, at current commercial paper issuance rates (1.1825% at period end). The Fund pays additional fees monthly to its lender on its outstanding borrowings to manage and administer the facility and is allocated its pro-rata share of an annual structuring fee and ongoing commitment fees both of which are based on the total facility size. Total fees and interest that are included in expenses on the Fund’s Statement of Operations related to its participation in the borrowing facility during the reporting period equal 0.09% of the Fund’s average net assets on an annualized basis. The Fund has the right to prepay such loans and terminate its participation in the conduit loan facility at any time upon prior notice.

At period end, the Fund had borrowings outstanding at an interest rate of 1.1825%.

Details of the borrowings for the reporting period are as follows:

Average Daily Loan Balance	$33,004,384
Average Daily Interest Rate	0.910%
Fees Paid	$4,417,024
Interest Paid	$159,834

Reverse Repurchase Agreements. The Fund may engage in reverse repurchase

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9. Borrowings and Other Financing (Continued)

agreements. A reverse repurchase agreement is the sale of one or more securities to a counterparty at an agreed-upon purchase price with the simultaneous agreement to repurchase those securities on a future date at a higher repurchase price. The repurchase price represents the repayment of the purchase price and interest accrued thereon over the term of the repurchase agreement. The cash received by the Fund in connection with a reverse repurchase agreement may be used for investment-related purposes such as purchasing portfolio securities or for other purposes such as those described in the preceding “Borrowings” note.

The Fund entered into a Committed Repurchase Transaction Facility (the “Facility”) with J.P. Morgan Securities LLC (the “counterparty”) which enables it to participate with certain other Oppenheimer funds in a committed reverse repurchase agreement facility that permits aggregate outstanding reverse repurchase agreements of up to $750 million, collectively. Interest is charged to the Fund on the purchase price of outstanding reverse repurchase agreements at current LIBOR rates plus an applicable spread. The Fund is also allocated its pro-rata share of an annual structuring fee based on the total Facility size and ongoing commitment fees based on the total unused amount of the Facility. The Fund retains the economic exposure to fluctuations in the value of securities subject to reverse repurchase agreements under the Facility and therefore these transactions are considered secured borrowings for financial reporting purposes. The Fund also continues to receive the economic benefit of interest payments received on securities subject to reverse repurchase agreements, in the form of a direct payment from the counterparty. These payments are included in interest income on the Statement of Operations. Total fees and interest related to the Fund’s participation in the Facility during the reporting period are included in expenses on the Fund’s Statement of Operations and equal 0.04% of the Fund’s average net assets on an annualized basis.

The securities subject to reverse repurchase agreements under the Facility are valued on a daily basis. To the extent this value, after adjusting for certain margin requirements of the Facility, exceeds the cash proceeds received, the Fund may request the counterparty to return securities equal in margin value to this excess. To the extent that the cash proceeds received exceed the margin value of the securities subject to the transaction, the counterparty may request additional securities from the Fund. The Fund has the right to declare each Wednesday as the repurchase date for any outstanding reverse repurchase agreement upon delivery of advanced notification and may also recall any security subject to such a transaction by substituting eligible securities of equal or greater margin value according to the Facility’s terms.

The Fund executed no transactions under the Facility during the reporting period.

Details of reverse repurchase agreement transactions for the reporting period are as follows:

Fees Paid	$2,308,010

10. Subsequent Event

Since the reporting period end there have been two hurricanes that impacted Puerto Rico and

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NOTES TO FINANCIAL STATEMENTS Continued

10. Subsequent Event (Continued)

the U.S. Virgin Islands causing significant damages. While the full impact of these storms is uncertain, subsequent to fiscal year end and through financial statement issuance date, the change in market value of the Fund’s investments in Puerto Rico and the U.S. Virgin Islands had a negative impact on the Fund’s net assets by less than 2%.

94 OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of Oppenheimer Multi-State Municipal Trust:

We have audited the accompanying statement of assets and liabilities of Oppenheimer Rochester High Yield Municipal Fund (the Fund), a separate series of Oppenheimer Multi-State Municipal Trust, including the statement of investments, as of July 31, 2017, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2017, by correspondence with the custodian, and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Rochester High Yield Municipal Fund as of July 31, 2017, the results of its operations and cash flows for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Denver, Colorado

September 28, 2017

95 OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

FEDERAL INCOME TAX INFORMATION Unaudited

In early 2017, if applicable, shareholders of record received information regarding all dividends and distributions paid to them by the Fund during calendar year 2016.

None of the dividends paid by the Fund during the reporting period are eligible for the corporate dividend-received deduction. 97.60% of the dividends were derived from interest on municipal bonds and are not subject to federal income taxes. To the extent a shareholder is subject to any state or local tax laws, some or all of the dividends received may be taxable.

The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.

96 OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

PORTFOLIO PROXY VOTING POLICIES AND GUIDELINES;

UPDATES TO STATEMENTS OF INVESTMENTS Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Guidelines under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Guidelines is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), (ii) on the Fund’s website at www.oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Householding—Delivery of Shareholder Documents

This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.

Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.

97 OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

TRUSTEES AND OFFICERS Unaudited

Name, Position(s) Held with the Fund, Length of Service, Year of Birth	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/ Directorships Held; Number of Portfolios in the Fund Complex Currently Overseen

INDEPENDENT TRUSTEES	The address of each Trustee in the chart below is 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Trustee serves for an indefinite term, or until his or her resignation, retirement, death or removal.

Brian F. Wruble, Chairman of the Board of Trustees (since 2007) and Trustee (since 2005) Year of Birth: 1943	Governor of Community Foundation of the Florida Keys (non-profit) (since July 2012); Director of TCP Capital, Inc. (since November 2015); Chairman Emeritus of the Board of Trustees (since August 2011), Chairman of the Board of Trustees (August 2007-August 2011), Trustee of the Board of Trustees (since August 1991) of The Jackson Laboratory (non-profit); Member of Zurich Insurance Group’s Investment Management Advisory Council (insurance) (October 2004-February 2017); Treasurer (since 2007) and Trustee (since May 1992) of the Institute for Advanced Study (non-profit educational institute); Director of Special Value Opportunities Fund, LLC (registered investment company) (affiliate of the Sub-Adviser’s parent company) (September 2004-June 2015); General Partner of Odyssey Partners, L.P. (hedge fund) (September 1995-December 2007); Special Limited Partner of Odyssey Investment Partners, LLC (private equity investment) (January 1999-September 2004). Oversees 57 portfolios in the OppenheimerFunds complex. Mr. Wruble has served on the Boards of certain Oppenheimer funds since April 2001, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Beth Ann Brown, Trustee (since 2016) Year of Birth: 1968	Advisor, Board of Advisors of Caron Engineering Inc. (since December 2014); Independent Consultant (since September 2012); held the following positions at Columbia Management Investment Advisers LLC: Head of Intermediary Distribution (2008-2012), Managing Director, Strategic Relations (2005-2008), Managing Director, Head of National Accounts (2004-2005); Senior Vice President, National Account Manager (2002-2004), Senior Vice President, Key Account Manager (1999-2002) and Vice President, Key Account Manager (1996-1999) of Liberty Funds Distributor, Inc.; President and Director, of Acton Shapleigh Youth Conservation Corps (non -profit) (2012-2015); and Vice President and Director of Grahamtastic Connection (non-profit) (since May 2013). Oversees 57 portfolios in the OppenheimerFunds complex. Ms. Brown has served on the Boards of certain Oppenheimer funds since January 2016, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Edmund P. Giambastiani, Jr., Trustee (since 2013) Year of Birth: 1948	Advisory Board Member of the Maxwell School of Citizenship and Public Affairs of Syracuse University (since April 2012); Director of Mercury Defense Systems Inc. (information technology) (August 2011-February 2013); Trustee of the U.S. Naval Academy Foundation Athletic & Scholarship Program (since November 2010); Advisory Board Member of the Massachusetts Institute of Technology Lincoln Laboratory (federally-funded research development center) (since May 2010); Director of The Boeing Company (aerospace and defense) (since October 2009); Trustee of MITRE Corporation (federally-funded research development center) (since September 2008); Independent Director of QinetiQ Group Plc (defense technology and security) (February 2008-August 2011); Chairman of Monster Worldwide, Inc. (on-line career services) (March 2015-November 2016),

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Edmund P. Giambastiani, Jr., Continued	Director of Monster Worldwide, Inc. (on-line career services) (February 2008-June 2011); Lead Director (June 2011-March 2015); Chairman of Alenia North America, Inc. (military and defense products) (January 2008-October 2009); Director of SRA International, Inc. (information technology and services) (January 2008-July 2011); President of Giambastiani Group LLC (national security and energy consulting) (since October 2007); United States Navy, career nuclear submarine officer (June 1970-October 2007), Vice Chairman of the Joint Chiefs of Staff (2005-October 2007), Supreme Allied Commander of NATO Commander Transformation (2003-2005), Commander, U.S. Joint Forces Command (2002-2005). Since his retirement from the U.S. Navy in October 2007, Admiral Giambastiani has also served on numerous U.S. Government advisory boards, investigations and task forces for the Secretaries of Defense, State and Interior and the Central Intelligence Agency. He recently completed serving as a federal commissioner on the Military Compensation and Retirement Modernization Commission. Oversees 57 portfolios in the OppenheimerFunds complex. Admiral Giambastiani has served on the Boards of certain Oppenheimer funds since February 2013, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations. For purposes of this report, Admiral Giambastiani is identified as a Trustee.

Elizabeth Krentzman, Trustee (since 2014) Year of Birth: 1959	Director of Cartica Management, LLC Funds (private investment funds) (since 2017); Trustee of University of Florida Law Center Association, Inc. (since 2016); Member of University of Florida Law Advisory Board, Washington, DC Alumni Group (since 2015); Advisory Board Member of the Securities and Exchange Commission Historical Society (since 2007); held the following positions at Deloitte & Touche LLP: Principal and Chief Regulatory Advisor for Asset Management Services (2007 - 2014) and U.S. Mutual Fund Leader (2011 - 2014); General Counsel of the Investment Company Institute (trade association) (June 2004 - April 2007); held the following positions at Deloitte & Touche LLP: National Director of the Investment Management Regulatory Consulting Practice (1997 - 2004), Principal (2003 - 2004), Director (1998 - 2003) and Senior Manager (1997 - 1998); Assistant Director of the Division of Investment Management - Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission (1996 - 1997) and various positions with the Division of Investment Management – Office of Regulatory Policy (1991 - 1996) of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP (1987 – 1991). Oversees 57 portfolios in the OppenheimerFunds complex. Ms. Krentzman has served on the Boards of certain Oppenheimer funds since August 2014, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Mary F. Miller, Trustee (since 2007) Year of Birth: 1942	Trustee of International House (not-for-profit) (since June 2007); Trustee of the American Symphony Orchestra (not-for-profit) (October 1998-November 2011); and Senior Vice President and General Auditor of American Express Company (financial services company) (July 1998-February 2003). Oversees 57 portfolios in the OppenheimerFunds complex. Ms. Miller has served on the Boards of certain Oppenheimer funds since August 2004, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

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TRUSTEES AND OFFICERS Unaudited / Continued

Joel W. Motley, Trustee (since 2002) Year of Birth: 1952	Director of Office of Finance Federal Home Loan Bank (since September 2016); Director of Greenwall Foundation (since October 2013); Member of Board and Investment Committee of The Greenwall Foundation (since April 2013); Member of the Vestry of Trinity Wall Street (since April 2012); Director of Southern Africa Legal Services Foundation (since March 2012); Board Member of Pulitzer Center for Crisis Reporting (non-profit journalism) (since March 2011); Managing Director of Public Capital Advisors, LLC (privately-held financial advisor) (since January 2006); Managing Director of Carmona Motley, Inc. (privately-held financial advisor) (since January 2002); Director of Columbia Equity Financial Corp. (privately-held financial advisor) (2002-2007); Managing Director of Carmona Motley Hoffman Inc. (privately-held financial advisor) (January 1998-December 2001); Member of the Finance and Budget Committee of the Council on Foreign Relations, Member of the Investment Committee and Board of Human Rights Watch (since July 2000) and Member of the Investment Committee and Board of Historic Hudson Valley (since February 2010). Oversees 57 portfolios in the OppenheimerFunds complex. Mr. Motley has served on the Boards of certain Oppenheimer funds since October 2002, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Joanne Pace, Trustee (since 2013) Year of Birth: 1958	Advisory Board Director of Massey Quick and Company, LLC (since October 2014); Board Director of Horizon Blue Cross Blue Shield of New Jersey (since November 2012); Advisory Board Director of The Alberleen Group LLC (since March, 2012); Board Member (since January 2015), Board Member of 100 Women in Hedge Funds (non-profit) (since January 2015); Advisory Council Member of Morgan Stanley Children’s Hospital (non-profit) (since May, 2012); Senior Advisor of SECOR Asset Management, LP (2010-2011); Managing Director and Chief Operating Officer of Morgan Stanley Investment Management (2006-2010); Partner and Chief Operating Officer of FrontPoint Partners, LLC (hedge fund) (2005-2006); held the following positions at Credit Suisse: Managing Director (2003-2005); Global Head of Human Resources and member of Executive Board and Operating Committee (2004-2005), Global Head of Operations and Product Control (2003-2004); held the following positions at Morgan Stanley: Managing Director (1997-2003), Controller and Principal Accounting Officer (1999-2003); Chief Financial Officer (temporary assignment) for the Oversight Committee, Long Term Capital Management (1998-1999). Lead Independent Director and Chair of the Audit and Nominating Committee of The Global Chartist Fund, LLC of Oppenheimer Asset Management (2011-2012); Board Director of Managed Funds Association (2008-2010); Board Director of Morgan Stanley Foundation (2007-2010) and Investment Committee Chair (2008-2010). Oversees 57 portfolios in the OppenheimerFunds complex. Ms. Pace has served on the Boards of certain Oppenheimer funds since November 2012, including as an Advisory Board Member for certain Oppenheimer funds, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Board’s deliberations. For purposes of this report, Ms. Pace is identified as a Trustee.

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Daniel Vandivort, Trustee (since 2014) Year of Birth: 1954	Chairman and Lead Independent Director/Trustee (March 2010-September 2014), Chairman of the Audit Committee (March 2009-September 2014) and Director/ Trustee (December 2008-September 2014) of the Board of Directors/Trustees of Value Line Funds; Trustee, Board of Trustees of Huntington Disease Foundation of America (since January 2015 and June 2007-December 2013) and Treasurer, Chairman of the Audit and Finance Committee (since January 2016); Trustee, Board of Trustees, RIM Retirement Savings Plan (2005-2007); President and Chief Investment Officer, Robeco Investment Management, formerly known as Weiss Peck and Greer (January 2005-June 2007); Member, Management Committee of Robeco Investment Management (2001-2007); Chairman and Trustee of the Board of Trustees of Weiss, Peck and Greer Funds (2004-2005); Managing Director and Head of Fixed Income, Weiss, Peck and Greer (November 1994-January 2005); Managing Director and Head of Fixed Income, CS First Boston Investment Management (January 1992-November 1994); Director, Global Product Development, First Boston Asset Management (November 1989 to January 1992); Vice President, Fixed Income Sales, First Boston Corp. (May 1984-November 1989). Oversees 57 portfolios in the OppenheimerFunds complex. Mr. Vandivort has served on the Boards of certain Oppenheimer funds since 2014, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

INTERESTED TRUSTEE AND OFFICER	Mr. Steinmetz is an “Interested Trustee” because he is affiliated with the Manager and the Sub-Adviser by virtue of his positions as Chairman of the Sub-Adviser and officer and director of the Manager. Both as a Trustee and as an officer, Mr. Steinmetz serves for an indefinite term, or until his resignation, retirement, death or removal. Mr. Steinmetz’s address is 225 Liberty Street, New York, New York 10281-1008.

Arthur P. Steinmetz, Trustee (since 2015), President and Principal Executive Officer (since 2014) Year of Birth: 1958	Chairman of the Sub-Adviser (since January 2015); CEO and Chairman of the Manager (since July 2014), President of the Manager (since May 2013), a Director of the Manager (since January 2013), Director of the Sub-Adviser (since July 2014), President, Management Director and CEO of Oppenheimer Acquisition Corp. (the Sub-Adviser’s parent holding company) (since July 2014), and President and Director of OFI SteelPath, Inc. (since January 2013). Chief Investment Officer of the OppenheimerFunds advisory entities from (January 2013-December 2013); Executive Vice President of the Manager (January 2013-May 2013); Chief Investment Officer of the Sub-Adviser (October 2010-December 2012); Chief Investment Officer, Fixed-Income, of the Sub-Adviser (April 2009-October 2010); Executive Vice President of the Sub-Adviser (October 2009-December 2012); Director of Fixed Income of the Sub-Adviser (January 2009-April 2009); and a Senior Vice President of the Sub-Adviser (March 1993-September 2009). An officer of 101 portfolios in the OppenheimerFunds complex.

OTHER OFFICERS OF THE FUND	The addresses of the Officers in the chart below are as follows: for Messrs. Cottier, Willis, DeMitry, Camarella, Pulire, Stein, Mss. Mossow, Lo Bessette, Foxson and Picciotto, 225 Liberty Street, New York, New York 10281-1008, for Mr. Petersen, 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Officer serves for an indefinite term or until his or her resignation, retirement, death or removal.

Scott S. Cottier, Vice President (since 2005) Year of Birth: 1971	Senior Vice President of the Sub-Adviser (since January 2017) and a Senior Portfolio Manager (since September 2002). Vice President of the Sub-Adviser (September 2002-January 2017). Portfolio Manager and trader at Victory Capital Management (1999-2002). Team Leader, a Senior Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.

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TRUSTEES AND OFFICERS Unaudited / Continued

Troy E. Willis, Vice President (since 2005) Year of Birth: 1972	Senior Vice President of the Sub-Adviser (since January 2017) and a Senior Portfolio Manager (since January 2006); Vice President of the Sub-Adviser (July 2009-January 2017); Assistant Vice President of the Sub-Adviser (July 2005-June 2009). Portfolio Manager of the Sub-Adviser (June 2002-December 2005). Corporate Attorney for Southern Resource Group (June 1999-July 2001). Team Leader, a Senior Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.

Mark R. DeMitry, Vice President (since 2009) Year of Birth: 1976	Vice President of the Sub-Adviser and a Senior Portfolio Manager (since July 2009); Associate Portfolio Manager of the Fund (September 2006- June 2009). Research Analyst of the Sub-Adviser (June 2003-September 2006) and a Credit Analyst of the Sub-Adviser (July 2001-May 2003). Senior Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.

Michael L. Camarella. Vice President (since 2009) Year of Birth: 1976	Vice President of the Sub-Adviser and a Senior Portfolio Manager (since January 2011); Assistant Vice President of the Sub-Adviser (July 2009-December 2010); Associate Portfolio Manager of the Sub-Adviser (January 2008-December 2010). Research Analyst of the Sub-Adviser (April 2006-December 2007) and a Credit Analyst of the Sub-Adviser (June 2003-March 2006). Senior Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.

Charles S. Pulire, Vice President (since 2011) Year of Birth: 1977	Vice President of the Sub-Adviser and a Senior Portfolio Manager (since February 2013); Assistant Vice President of the Sub-Adviser (December 2010-January 2013); Research Analyst of the Manager (February 2008-November 2010); Credit Analyst of the Sub-Adviser (May 2006-January 2008). Senior Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.

Elizabeth S. Mossow, Vice President (since 2016) Year of Birth: 1978	Vice President of the Sub-Adviser (since January 2016) and Senior Portfolio Manager of the Sub-Adviser (since January 2017); Portfolio Manager of the Sub-Adviser (January 2016-January 2017); Assistant Vice President of the Sub-Adviser (January 2011-January 2016). Associate Portfolio Manager (June 2013-January 2016). Research Analyst of the Sub-Adviser (June 2011-June 2013) and was a Credit Analyst of the Sub-Adviser (May 2007-May 2011). Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.

Richard A. Stein, Vice President (since 2007) Year of Birth: 1957	Director of the Rochester Credit Analysis team (since March 2004); Senior Vice President of the Sub-Adviser (since June 2011) and a Vice President of the Sub-Adviser (November 1997-May 2011); heads up the Rochester Credit Analysis team (since May 1993).

Cynthia Lo Bessette, Secretary and Chief Legal Officer (since 2016) Year of Birth: 1969	Executive Vice President, General Counsel and Secretary of the Manager (since February 2016); Senior Vice President and Deputy General Counsel of the Manager (March 2015-February 2016); Chief Legal Officer of the Sub-Adviser and the Distributor (since February 2016); Vice President, General Counsel and Secretary of Oppenheimer Acquisition Corp. (since February 2016); General Counsel of OFI SteelPath, Inc., VTL Associates, LLC and Index Management Solutions, LLC (since February 2016); Chief Legal Officer of OFI Global Institutional, Inc., HarbourView Asset Management Corporation, OFI Global Trust Company, Oppenheimer Real Asset Management, Inc., OFI Private Investments Inc., Shareholder Services, Inc. and Trinity Investment Management Corporation (since February 2016); Corporate Counsel (February 2012-March 2015) and Deputy Chief Legal Officer (April 2013-March 2015) of Jennison Associates LLC; Assistant General Counsel (April 2008-September 2009) and Deputy General Counsel (October 2009-February 2012) of Lord Abbett & Co. LLC. An officer of 101 portfolios in the OppenheimerFunds complex.

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Jennifer Foxson, Vice President and Chief Business Officer (since 2014) Year of Birth: 1969	Senior Vice President of OppenheimerFunds Distributor, Inc. (since June 2014); Vice President of OppenheimerFunds Distributor, Inc. (April 2006-June 2014); Vice President of the Sub-Adviser (January 1998-March 2006); Assistant Vice President of the Sub-Adviser (October 1991-December 1998). An officer of 101 portfolios in the OppenheimerFunds complex.

Mary Ann Picciotto, Chief Compliance Officer and Chief Anti-Money Laundering Officer (since 2014) Year of Birth: 1973	Senior Vice President and Chief Compliance Officer of the Manager (since March 2014); Chief Compliance Officer of the Sub-Adviser, OFI SteelPath, Inc., OFI Global Trust Company, OFI Global Institutional, Inc., Oppenheimer Real Asset Management, Inc., OFI Private Investments, Inc., Harborview Asset Management Corporation, Trinity Investment Management Corporation, and Shareholder Services, Inc. (since March 2014); Managing Director of Morgan Stanley Investment Management Inc. and certain of its various affiliated entities; Chief Compliance Officer of various Morgan Stanley Funds (May 2010-January 2014); Chief Compliance Officer of Morgan Stanley Investment Management Inc. (April 2007-January 2014). An officer of 101 portfolios in the OppenheimerFunds complex.

Brian S. Petersen, Treasurer and Principal Financial & Accounting Officer (since 2016) Year of Birth: 1970	Senior Vice President of the Manager (since January 2017); Vice President of the Manager (January 2013-January 2017); Vice President of the Sub-Adviser (February 2007-December 2012); Assistant Vice President of the Sub-Adviser (August 2002-2007). An officer of 101 portfolios in the OppenheimerFunds complex.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and Officers and is available without charge upon request by calling 1.800.CALL OPP (225.5677).

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OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

Manager	OFI Global Asset Management, Inc.

Sub-Adviser	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder	OFI Global Asset Management, Inc.
Servicing Agent

Sub-Transfer Agent	Shareholder Services, Inc.
DBA OppenheimerFunds Services

Independent Registered	KPMG LLP
Public Accounting Firm

Legal Counsel	Kramer Levin Naftalis & Frankel LLP

© 2017 OppenheimerFunds, Inc. All rights reserved.

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PRIVACY POLICY NOTICE

As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.

Information Sources

We obtain nonpublic personal information about our shareholders from the following sources:

●	Applications or other forms
●	When you create a user ID and password for online account access
●	When you enroll in eDocs Direct,SM our electronic document delivery service
●	Your transactions with us, our affiliates or others
●	Technologies on our website, including: “cookies” and web beacons, which are used to collect data on the pages you visit and the features you use.

If you visit oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and assist you in other ways.

We do not collect personal information through our website unless you willingly provide it to us, either directly by email or in those areas of the website that request information. In order to update your personal information (including your mailing address, email address and phone number) you must first log on and visit your user profile.

If you have set your browser to warn you before accepting cookies, you will receive the warning message with each cookie. You can refuse cookies by turning them off in your browser. However, doing so may limit your access to certain sections of our website.

We use cookies to help us improve and manage our website. For example, cookies help us recognize new versus repeat visitors to the site, track the pages visited, and enable some special features on the website. This data helps us provide a better service for our website visitors.

Protection of Information

We do not disclose any non-public personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.

Disclosure of Information

Copies of confirmations, account statements and other documents reporting activity in your fund accounts are made available to your financial advisor (as designated by you). We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.

Right of Refusal

We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.

105 OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

PRIVACY POLICY NOTICE Continued

Internet Security and Encryption

In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/or personal information should only be communicated via email when you are advised that you are using a secure website. As a security measure, we do not include personal or account information in non-secure emails, and we advise you not to send such information to us in non-secure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.

●	All transactions, including redemptions, exchanges and purchases, are secured by SSL and 256-bit encryption. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.
●	Encryption is achieved through an electronic scrambling technology that uses a “key” to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with a secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.
●	You can exit the secure area by either closing your browser, or for added security, you can use the Log Out button before you close your browser.

Other Security Measures

We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.

How You Can Help

You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, safeguard that information. Also, take special precautions when accessing your account on a computer used by others.

Who We Are

This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds, Inc., each of its investment adviser subsidiaries, OppenheimerFunds Distributor, Inc. and OFI Global Trust Co. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number—whether or not you remain a shareholder of our funds. This notice was last updated November 2016. In the event it is updated or changed, we will post an updated notice on our website at oppenheimerfunds.com. If you have any questions about this privacy policy, write to us at P.O. Box 5270, Denver, CO 80217-5270, email us by clicking on the Contact Us section of our website at oppenheimerfunds.com or call us at 1.800.CALL OPP (225.5677).

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OppenheimerFunds®

The Right Way

to Invest

Visit us at oppenheimerfunds.com for 24-hr access to account information and transactions or call us at 800.CALL OPP (800.225.5677) for 24-hr automated information and automated transactions. Representatives also available Mon–Fri 8am-8pm ET.

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Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc.

225 Liberty Street, New York, NY 10281-1008

© 2017 OppenheimerFunds Distributor, Inc. All rights reserved.

RA0795.001.0717 September 26, 2017

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions.

Item 3. Audit Committee Financial Expert.

The Board of Trustees of the registrant has determined that Joanne Pace, the Board’s Audit Committee Chairwoman, is an audit committee financial expert and that Ms. Pace is “independent” for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

The principal accountant for the audit of the registrant’s annual financial statements billed $148,600 in fiscal 2017 and $140,800 in fiscal 2016.

(b)	Audit-Related Fees

The principal accountant for the audit of the registrant’s annual financial statements billed $12,150 in fiscal 2017 and $13,212 in fiscal 2016.

The principal accountant for the audit of the registrant’s annual financial statements billed $320,775 in fiscal 2017 and $736,335 in fiscal 2016 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such services include: Internal control reviews, GIPS attestation procedures, additional audit services, and custody exams

(c)	Tax Fees

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2017 and no such fees in fiscal 2016.

The principal accountant for the audit of the registrant’s annual financial statements billed $710,577 in fiscal 2017 and $298,261 in fiscal 2016 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such services include: tax compliance, tax planning and tax advice. Tax compliance generally involves preparation of original and amended tax returns, claims for a refund and tax payment-planning services. Tax planning and tax advice includes assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.

(d)	All Other Fees

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2017 and no such fees in fiscal 2016.

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2017 and no such fees in fiscal 2016 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such fees would include the cost to the principal accountant of attending audit committee meetings and consultations regarding the registrant’s retirement plan with respect to its Trustees.

(e)	(1) During its regularly scheduled periodic meetings, the registrant’s audit committee will pre-approve all audit, audit-related, tax and other services to be provided by the principal accountants of the registrant.

The audit committee has delegated pre-approval authority to its Chairwoman for any subsequent new engagements that arise between regularly scheduled meeting dates provided that any fees such pre-approved are presented to the audit committee at its next regularly scheduled meeting.

Under applicable laws, pre-approval of non-audit services may be waived provided that: 1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of fees paid by the registrant to its principal accountant during the fiscal year in which services are provided 2) such services were not recognized by the registrant at the time of engagement as non-audit services and 3) such services are promptly brought to the attention of the audit committee of the registrant and approved prior to the completion of the audit.

(2) 0%

(f)	Not applicable as less than 50%.

(g)	The principal accountant for the audit of the registrant’s annual financial statements billed $1,043,502 in fiscal 2017 and $1,047,808 in fiscal 2016 to the registrant and the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant related to non-audit fees. Those billings did not include any prohibited non-audit services as defined by the Securities Exchange Act of 1934.

(h)	The registrant’s audit committee of the board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence. No such services were rendered.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments.

a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The Fund’s Governance Committee Provisions with Respect to Nominations of Directors/Trustees to the Respective Boards

None

Item 11. Controls and Procedures.

Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 7/31/2017, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

There have been no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Exhibit attached hereto.

(2) Exhibits attached hereto.

(3) Not applicable.

(b)	Exhibit attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Multi-State Municipal Trust

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	9/12/2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	9/12/2017

By:	/s/ Brian S. Petersen
Brian S. Petersen
Principal Financial Officer
Date:	9/12/2017